File No. 333-41180
                                                             File No. 811-10011
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /
          Pre-Effective Amendment No.
                                                 ----------     / /
          Post-Effective Amendment No.               8
                                                 ----------     /x/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /
                                  Amendment No.     18          /x/
                                                 ----------

                        (Check appropriate box or boxes)

                        SBL VARIABLE ANNUITY ACCOUNT XIV
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                          Name of Agent for Service for Process:

                          Amy J. Lee, Associate General Counsel
                          Security Benefit Life Insurance Company
                          One Security Benefit Place
                          Topeka, KS 66636-0001



It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1, /x/ 2006, pursuant to paragraph (b) of Rule 485 60 days after filing pursuant / / to paragraph (a)(1) of Rule 485 on May 1, 2006, pursuant to paragraph
/ /  (a)(1) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

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                                                    SECURITY BENEFIT (SM) [LOGO]
                                                    Security Distributors, Inc.


   Prospectus                                May 1, 2006


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   ADVANCEDESIGNS(SM) VARIABLE ANNUITY
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                                             -----------------------
                                                Important Privacy
                                                 Notice Included

                                                  See Back Cover
                                             -----------------------

6918 (R5-05)                                                         32-69188-00

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                      ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                      Individual Flexible Purchase Payment
                       Deferred Variable Annuity Contract

              Issued By:                              Mailing Address:
Security Benefit Life Insurance Company  Security Benefit Life Insurance Company
One Security Benefit Place               P.O. Box 750497
Topeka, Kansas 66636-0001                Topeka, Kansas 66675-0497
1-800-888-2461
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      This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.


      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:(1)


o     AIM V.I. Basic Value

o     AIM V.I. Global Health Care (formerly AIM V.I. Health Sciences)

o     AIM V.I. International Growth

o     AIM V.I. Mid Cap Core Equity

o     AIM V.I. Real Estate(2)

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Evolution Managed Bond

o     Evolution Managed Equity

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Main Street Small Cap(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Rydex VT Sector Rotation

o     SBL Alpha Opportunity

o     SBL Diversified Income

o     SBL Enhanced Index

o     SBL Equity

o     SBL Equity Income

o     SBL Global

o     SBL High Yield

o     SBL Large Cap Value

o     SBL Managed Asset Allocation

o     SBL Mid Cap Growth

o     SBL Mid Cap Value

o     SBL Money Market

o     SBL Select 25

o     SBL Small Cap Growth

o     SBL Small Cap Value

1     Subaccounts other than those listed above may still be operational, but no longer offered as investment options under the Contract. See, in the Summary, "The Separate Account and the Funds."

2     The AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real
Estate Fund effective July 3, 2006.

      Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.


      Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company. The Fixed Account is not available in all states.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

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      The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      This Prospectus is accompanied by the current prospectuses for the Underlying Funds. You should read the prospectuses carefully and retain them for future reference.

      Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.

      The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.


Date: May 1, 2006


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   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
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6918 (R5-05)                                                         32-69188-00

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      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 61 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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                                        2

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                               Table of Contents


                                                                                  Page
DEFINITIONS ....................................................................    5

SUMMARY ........................................................................    6
   Purpose of the Contract .....................................................    6
   The Separate Account and the Funds ..........................................    6
   Fixed Account ...............................................................    6
   Purchase Payments ...........................................................    7
   Contract Benefits ...........................................................    7
   Optional Riders .............................................................    7
   Free-Look Right .............................................................    7
   Charges and Deductions ......................................................    8
   Tax-Free Exchanges ..........................................................   10
   Contacting the Company ......................................................   10

EXPENSE TABLE ..................................................................   11
   Contract Owner Transaction Expenses .........................................   11
   Periodic Expenses ...........................................................   11
   Optional Rider Expenses .....................................................   12
   Example .....................................................................   13

CONDENSED FINANCIAL INFORMATION ................................................   14

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS .............   18
   Security Benefit Life Insurance Company .....................................   18
   Published Ratings ...........................................................   18
   Separate Account ............................................................   18
   Underlying Funds ............................................................   18

THE CONTRACT ...................................................................   20
   General .....................................................................   20
   Application for a Contract ..................................................   20
   Optional Riders .............................................................   20
   Guaranteed Minimum Income Benefit ...........................................   21
   6% Dollar for Dollar Guaranteed Minimum Income Benefit ......................   21
   Annual Stepped Up Death Benefit .............................................   23
   Guaranteed Growth Death Benefit .............................................   23
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit ..............   24
   Enhanced Death Benefit ......................................................   24
   Combined Enhanced and Annual Stepped Up Death Benefit .......................   24
   Combined Enhanced and Guaranteed Growth Death Benefit .......................   25
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit ...   25
   6% Dollar for Dollar Guaranteed Minimum
     Income Benefit and Guaranteed Minimum
     Death Benefit .............................................................   25
   Guaranteed Minimum Withdrawal Benefit .......................................   27
   Total Protection ............................................................   28
   Extra Credit ................................................................   29
   Waiver of Withdrawal Charge .................................................   30
   Alternate Withdrawal Charge .................................................   30
   Purchase Payments ...........................................................   31
   Automatic Bonus Credit ......................................................   31
   Allocation of Purchase Payments .............................................   32
   Dollar Cost Averaging Option ................................................   32
   Asset Reallocation Option ...................................................   33
   Transfers of Contract Value .................................................   33
   Contract Value ..............................................................   35
   Determination of Contract Value .............................................   35
   Cut-Off Times ...............................................................   36
   Full and Partial Withdrawals ................................................   36
   Systematic Withdrawals ......................................................   37
   Free-Look Right .............................................................   38
   Death Benefit ...............................................................   38
   Distribution Requirements ...................................................   39
   Death of the Annuitant ......................................................   39

CHARGES AND DEDUCTIONS .........................................................   39
   Contingent Deferred Sales Charge ............................................   39
   Mortality and Expense Risk Charge ...........................................   40
   Administration Charge .......................................................   40
   Account Administration Charge ...............................................   41
   Premium Tax Charge ..........................................................   41
   Loan Interest Charge ........................................................   41
   Other Charges ...............................................................   41
   Variations in Charges .......................................................   41
   Optional Rider Charges ......................................................   41
   Guarantee of Certain Charges ................................................   43
   Underlying Fund Expenses ....................................................   43

ANNUITY PERIOD .................................................................   43
   General .....................................................................   43
   Annuity Options .............................................................   44
   Selection of an Option ......................................................   46

THE FIXED ACCOUNT ..............................................................   46
   Interest ....................................................................   46
   DCA Plus Account ............................................................   47
   Death Benefit ...............................................................   47
   Contract Charges ............................................................   47
   Transfers and Withdrawals from the Fixed Account ............................   47
   Payments from the Fixed Account .............................................   48

MORE ABOUT THE CONTRACT ........................................................   48
   Ownership ...................................................................   48
   Designation and Change of Beneficiary .......................................   48
   Dividends ...................................................................   49
   Payments from the Separate Account ..........................................   49
   Proof of Age and Survival ...................................................   49
   Misstatements ...............................................................   49
   Loans .......................................................................   49
   Restrictions on Withdrawals from Qualified Plans ............................   50


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
                                                                                  Page
   Restrictions Under the Texas Optional Retirement Program ....................   51

FEDERAL TAX MATTERS ............................................................   51
   Introduction ................................................................   51
   Tax Status of the Company and the Separate Account ..........................   51
   Income Taxation of Annuities in General-- Non-Qualified Plans ...............   52
   Additional Considerations ...................................................   53
   Qualified Plans .............................................................   54

OTHER INFORMATION ..............................................................   57
   Voting of Underlying Fund Shares ............................................   57
   Substitution of Investments .................................................   57
   Changes to Comply with Law and Amendments ...................................   58
   Reports to Owners ...........................................................   58
   Electronic Privileges .......................................................   58
   State Variations ............................................................   59
   Legal Proceedings ...........................................................   59
   Legal Matters ...............................................................   59
   Sale of the Contract ........................................................   59

PERFORMANCE INFORMATION ........................................................   60

ADDITIONAL INFORMATION .........................................................   61
   Registration Statement ......................................................   61
   Financial Statements ........................................................   61

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION ......................   61

OBJECTIVES FOR UNDERLYING FUNDS ................................................   62

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

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You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.
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Definitions

      Various terms commonly used in this Prospectus are defined as follows:

      Accumulation Unit -- A unit of measure used to calculate Contract Value.

      Administrative Office -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

      Annuitant -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      Annuity -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      Annuity Options -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      Annuity Period -- The period beginning on the Annuity Start Date during which annuity payments are made.

      Annuity Start Date -- The date when annuity payments begin as elected by the Owner.

      Annuity Unit -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

      Automatic Investment Program -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

      Bonus Credit -- An amount added to Contract Value under the Automatic Bonus Credit Rider.

      Contract Date -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      Contract Debt -- The unpaid loan balance including loan interest.

      Contract Value -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      Contract Year -- Each twelve-month period measured from the Contract Date.

      Credit Enhancement -- An amount added to Contract Value under the Extra Credit Rider.

      Designated Beneficiary -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.


      Fixed Account -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. See the "Fixed Account."


      General Account -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      Guaranteed Rate -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

      Owner -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      Participant -- A Participant under a Qualified Plan.

      Purchase Payment -- An amount paid to the Company as consideration for the Contract.

      Separate Account -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      Subaccount -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      Underlying Fund -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

      Valuation Date -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Valuation Period -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      Withdrawal Value -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet

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                                        5

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vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Summary


      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.


Purpose of the Contract -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.


================================================================================


The Separate Account and the Funds -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. The Subaccounts currently available under the Contract are as follows:(1)

o     AIM V.I. Basic Value

o     AIM V.I. Global Health Care (formerly AIM V.I. Health Sciences)

o     AIM V.I. International Growth

o     AIM V.I. Mid Cap Core Equity

o     AIM V.I. Real Estate(2)

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Evolution VP Managed Bond

o     Evolution VP Managed Equity

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Main Street Small Cap(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Rydex VT Sector Rotation

o     SBL Alpha Opportunity

o     SBL Diversified Income

o     SBL Enhanced Index

o     SBL Equity

o     SBL Equity Income

o     SBL Global

o     SBL High Yield

o     SBL Large Cap Value

o     SBL Managed Asset Allocation

o     SBL Mid Cap Growth

o     SBL Mid Cap Value

o     SBL Money Market

o     SBL Select 25

o     SBL Small Cap Growth

o     SBL Small Cap Value

1 The SBL Large Cap Growth, SBL Main Street Growth and Income, and SBL Social Awareness Subaccounts are no longer available under the Contract, effective May 1, 2006. As a result, you may no longer allocate Purchase Payments or transfer Contract Value to those Subaccounts. However, you may continue to transfer Contract Value from those Subaccounts. The Board of Directors of SBL Fund has approved the reorganization of the funds underlying those Subaccounts and called a special meeting of shareholders to vote on the proposed reorganizations. If the reorganizations are approved by shareholders at the meeting of shareholders, which is expected to be held on June 1, 2006, SBL Fund Series G (Large Cap Growth), SBL Fund Series W (Main Street Growth and Income) and SBL Fund Series S (Social Awareness) (the "Acquired Funds") will be reorganized on a tax-free basis into SBL Fund Series Y (Select 25), SBL Fund Series H (Enhanced Index) and Neuberger Berman AMT Socially Responsive Portfolio (the "Acquiring Funds"), respectively, on or about June 16, 2006 (the "Closing Date"). Assuming that the reorganizations are consummated, if you have allocated Contract Value to the SBL Large Cap Growth, SBL Main Street Growth and Income, and/or SBL Social Awareness Subaccounts, your Contract Value allocated to each of those Subaccounts will be automatically allocated to the corresponding Acquiring Fund Subaccount, effective on the Closing Date. If you have in place an Automatic Investment Program or a Dollar Cost Averaging or Asset Reallocation option that includes an Acquired Fund Subaccount and you have not provided alternate instructions, the Company will allocate your Purchase Payment or Contract Value under such option to the corresponding Acquiring Fund Subaccount. If you currently have Contract Value allocated to the Acquired Fund Subaccounts, you may transfer it to another Subaccount(s) at any time.

2 The AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real Estate Fund effective July 3, 2006.

      You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


================================================================================

Fixed Account -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates

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determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states. See "The Fixed Account."

Purchase Payments -- Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

Contract Benefits -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."


Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider):


o     Guaranteed Minimum Income Benefit at 3% or 5%;


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit);


o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly Dollar for Dollar Combination Benefit);*


o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*


o     Extra Credit at 3%, 4% or 5%;(1)


o     Waiver of Withdrawal Charge; or


o     0-Year or 4-Year Alternate Withdrawal Charge.(1)


*     Provides a death benefit.


1. The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See the detailed description of each rider under "Optional Riders."


Free-Look Right -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments (not including any Credit Enhancements and/or Bonus Credits) allocated to the Subaccounts rather than Contract Value.

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                                        7

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Charges and Deductions -- The Company does not deduct sales load from Purchase
Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

      The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Purchase Payments include Bonus Credits paid under the Automatic Bonus Credit Rider for purposes of assessing the withdrawal charge. As such, Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                    ----------------------------------------
                    Purchase Payment or
                      Bonus Credit Age            Withdrawal
                         (in years)                 Charge
                    ----------------------------------------
                             1                        7%
                             2                        7%
                             3                        6%
                             4                        5%
                             5                        4%
                             6                        3%
                             7                        2%
                         8 and over                   0%
                    ----------------------------------------

      The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

      Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

         --------------------------------------------------------------
                                                   Annual Mortality and
         Contract Value                            Expense Risk Charge
         --------------------------------------------------------------
         Less than $25,000                                1.45%
         At least $25,000 but less than $100,000          1.30%
         $100,000 or more                                 1.20%
         --------------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See "Mortality and Expense Risk Charge."

      Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.


      The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, 6% Dollar for Dollar Guaranteed Minimum Income Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A rider may not be available in all states. You may not select riders with total rider charges that exceed 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70%, the Guaranteed Minimum


--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------


Income Benefit Rider at 5% with a cost of 0.30%, and the Total Protection Rider with a cost of 0.85%, because the total cost of such riders, 1.85%, would exceed the applicable maximum rider charge of 1.60%. Each rider and its charge are listed below. See "Optional Rider Charges."

--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------

                                                                                                                 Annual
                                                                                                   Rate(1)    Rider Charge
--------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                                    3%           0.15%
                                                                                                     5%           0.30%
--------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                               6%           0.60%
--------------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                     --            0.20%
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     3%           0.10%
Guaranteed Growth Death Benefit                                                                      5%           0.20%
                                                                                                     6%(2)        0.25%
                                                                                                     7%(2)        0.30%
--------------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                                       5%           0.25%
--------------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                                              --            0.25%
--------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                                               --            0.35%
--------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                                                5%           0.35%
--------------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit                             5%           0.40%
--------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit          6%           0.85%
--------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                                               --            0.45%(3)
--------------------------------------------------------------------------------------------------------------------------
Total Protection                                                                                    --            0.85%(4)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     3%           0.40%
Extra Credit(5)                                                                                      4%           0.55%
                                                                                                     5%           0.70%
--------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                                         --            0.05%
--------------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                                                                     0-Year         0.70%
                                                                                                   4-Year         0.60%(7)
--------------------------------------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.


2     Not available to Texas residents.

3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.60%.

4 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.60%.

5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

6 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

7 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------

      Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

      Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

      Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

Tax-Free Exchanges -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Contacting the Company -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

Expense Table

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                      None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn
   attributable to Purchase Payments)                                      7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                          None
--------------------------------------------------------------------------------
Periodic Expenses are fees and expenses that you will pay
periodically during the time that you own the Contract, not
including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Account Administration Charge                                        $ 30(2)
--------------------------------------------------------------------------------
   Net Loan Interest Charge(3)                                           2.5%
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average
   Subaccount daily net assets)
--------------------------------------------------------------------------------
   Annual Mortality and Expense Risk Charge                             1.45%(4)
--------------------------------------------------------------------------------
   Annual Administration Charge                                         0.15%
--------------------------------------------------------------------------------
   Maximum Annual Charge for Optional Riders                            1.60%(5)
--------------------------------------------------------------------------------
   Total Separate Account Annual Expenses                               3.20%
--------------------------------------------------------------------------------

1 The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 An account administration charge of $30 is deducted at each Contract Anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

3 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

4 The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 1.45%; At least $25,000 but less than $100,000 - 1.30%; $100,000 or more - 1.20%. Any mortality and expense risk charge above the minimum charge of 1.20% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."


5 You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select riders with total charges that exceed 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------

                                                                                                 Interest      Annual
                                                                                                  Rate(1)   Rider Charge
------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                                                             3%         0.15%
                                                                                                    5%         0.30%
------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                              6%         0.60%
------------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                                                              --          0.20%
------------------------------------------------------------------------------------------------------------------------
                                                                                                    3%         0.10%
Guaranteed Growth Death Benefit Rider                                                               5%         0.20%
                                                                                                    6%(2)      0.25%
                                                                                                    7%(2)      0.30%
------------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider            5%         0.25%
------------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                                                       --          0.25%
------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit Rider                                        --          0.35%
------------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit Rider                                         5%         0.35%
------------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider                     5%         0.40%
------------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit         6%         0.85%
------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                                                        --          0.45%(3)
------------------------------------------------------------------------------------------------------------------------
Total Protection Rider                                                                             --          0.85%(3)
------------------------------------------------------------------------------------------------------------------------
                                                                                                    3%         0.40%
Extra Credit Rider(4)                                                                               4%         0.55%
                                                                                                    5%         0.70%
------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                                                                  --          0.05%
------------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(5)                                                              0-Year       0.70%
                                                                                                  4-Year       0.60%(6)
------------------------------------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.


2     Not available to Texas residents.


3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum rider charge of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).


4 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

5 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

6 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issued your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                           Minimum      Maximum
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)          0.65%       4.93%(2)
--------------------------------------------------------------------------------

1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2005, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31,2005.

2 The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2005 after taking into account any contractual expense waivers and/or reimbursements were 0.65% and 2.50%, respectively.


--------------------------------------------------------------------------------

Example -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                              1         3         5         10
                                             Year     Years     Years     Years
--------------------------------------------------------------------------------
If you surrender your Contract at the end
  of the applicable time period            $ 1,415   $ 2,813   $ 4,053   $ 6,939
--------------------------------------------------------------------------------
If you do not surrender or you annuitize
  your Contract                                796     2,314     3,740     6,969
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

Condensed Financial Information


      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31. Because the Neuberger Berman AMT Socially Responsive Subaccount was not in existence as of December 31, 2005, accumulation unit values and ending accumulation units outstanding for this Subaccount have not been provided.

----------------------------------------------------------------------------------------------------------
                                                              2005        2004(b)        2003      2002(a)
----------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     13.50   $     12.72          --         --
   End of period ......................................   $     13.63   $     13.50   $   12.72         --
Accumulation units outstanding at the end of period ...       877,032       482,437      37,206         --
----------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care (formerly AIM V.I. Health
   Sciences)
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     11.94   $     11.59          --         --
   End of period ......................................   $     12.36   $     11.94   $   11.59         --
Accumulation units outstanding at the end of period ...        39,879        23,325       6,795         --
----------------------------------------------------------------------------------------------------------
AIM V.I. International Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     11.56   $     10.00          --         --
   End of period ......................................   $     13.03   $     11.56          --         --
Accumulation units outstanding at the end of period ...       827,995       490,166          --         --
----------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     13.28   $     12.21          --         --
   End of period ......................................   $     13.64   $     13.28   $   12.21         --
Accumulation units outstanding at the end of period ...        31,329        12,624         888         --
----------------------------------------------------------------------------------------------------------
AIM V.I. Real Estate(1)
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     16.68   $     12.75          --         --
   End of period ......................................   $     18.24   $     16.68   $   12.75         --
Accumulation units outstanding at the end of period ...       265,785       161,870      22,672         --
----------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     12.20   $     11.52          --         --
   End of period ......................................   $     11.91   $     12.20   $   11.52         --
Accumulation units outstanding at the end of period ...     1,292,125       775,279     143,494         --
----------------------------------------------------------------------------------------------------------
American Century VP Value
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     13.37   $     12.23          --         --
   End of period ......................................   $     13.42   $     13.37   $   12.23         --
Accumulation units outstanding at the end of period ...     1,326,794       714,068     132,193         --
----------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.11   $     10.00          --         --
   End of period ......................................   $     10.02   $     10.11          --         --
Accumulation units outstanding at the end of period ...        14,652           299          --         --
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                              2005        2004(b)        2003      2002(a)
----------------------------------------------------------------------------------------------------------
Dreyfus VIF International Value
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     11.20   $     10.00          --         --
   End of period ......................................   $     11.98   $     11.20          --         --
Accumulation units outstanding at the end of period ...       754,900       443,735          --         --
----------------------------------------------------------------------------------------------------------
Evolution Managed Bond
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.08   $     10.00          --         --
   End of period ......................................   $      9.25   $     10.08          --         --
Accumulation units outstanding at the end of period ...       358,195        74,722          --         --
----------------------------------------------------------------------------------------------------------
Evolution Managed Equity
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.23   $     10.00          --         --
   End of period ......................................   $     10.75   $     10.23          --         --
Accumulation units outstanding at the end of period ...       608,262       102,089          --         --
----------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     15.44   $     13.53          --         --
   End of period ......................................   $     16.22   $     15.44   $   13.53         --
Accumulation units outstanding at the end of period ...       316,481       260,470      27,124         --
----------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     11.49   $     10.76          --         --
   End of period ......................................   $     11.68   $     11.49   $   10.76         --
Accumulation units outstanding at the end of period ...        26,867        13,198       2,219         --
----------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      9.55   $      9.79          --         --
   End of period ......................................   $      9.23   $      9.55   $    9.79         --
Accumulation units outstanding at the end of period ...     2,176,629     1,113,994     151,464         --
----------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.80   $     10.36          --         --
   End of period ......................................   $     10.55   $     10.80   $   10.36         --
Accumulation units outstanding at the end of period ...       305,978       200,767       6,732         --
----------------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     12.92   $     12.19          --         --
   End of period ......................................   $     14.07   $     12.92   $   12.19         --
Accumulation units outstanding at the end of period ...       146,776       115,452       5,095         --
----------------------------------------------------------------------------------------------------------
SBL Alpha Opportunity
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     12.44   $     11.55          --         --
   End of period ......................................   $     12.71   $     12.44   $   11.55         --
Accumulation units outstanding at the end of period ...        17,302        15,207         169         --
----------------------------------------------------------------------------------------------------------
SBL Diversified Income
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.34   $     10.41   $   10.53   $  10.15
   End of period ......................................   $     10.08   $     10.34   $   10.41   $  10.53
Accumulation units outstanding at the end of period ...     1,968,468     1,341,795     282,307     48,362
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                              2005        2004(b)        2003      2002(a)
----------------------------------------------------------------------------------------------------------
SBL Enhanced Index
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      9.63   $      9.15          --         --
   End of period ......................................   $      9.68   $      9.63   $    9.15         --
Accumulation units outstanding at the end of period ...        59,137       121,648      10,228         --
----------------------------------------------------------------------------------------------------------
SBL Equity
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      8.93   $      8.65   $    7.42   $   8.97
   End of period ......................................   $      8.92   $      8.93   $    8.65   $   7.42
Accumulation units outstanding at the end of period ...       495,482       317,502     118,225     32,942
----------------------------------------------------------------------------------------------------------
SBL Equity Income
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.59   $      9.67          --         --
   End of period ......................................   $     10.52   $     10.59   $    9.67         --
Accumulation units outstanding at the end of period ...       492,064       272,765      11,423         --
----------------------------------------------------------------------------------------------------------
SBL Global
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     11.58   $     10.18   $    7.41   $   9.56
   End of period ......................................   $     12.59   $     11.58   $   10.18   $   7.41
Accumulation units outstanding at the end of period ...       564,554       396,190     149,380     16,179
----------------------------------------------------------------------------------------------------------
SBL High Yield
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     11.70   $     10.95   $    9.40   $   9.96
   End of period ......................................   $     11.63   $     11.70   $   10.95   $   9.40
Accumulation units outstanding at the end of period ...     1,269,255       662,871     147,317     28,924
----------------------------------------------------------------------------------------------------------
SBL Large Cap Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      8.64   $      8.74   $    7.36   $   8.73
   End of period ......................................   $      8.55   $      8.64   $    8.74   $   7.36
Accumulation units outstanding at the end of period ...     1,292,926       617,257     107,263     28,836
----------------------------------------------------------------------------------------------------------
SBL Large Cap Value
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      9.83   $      9.27   $    7.51   $   9.51
   End of period ......................................   $     10.40   $      9.83   $    9.27   $   7.51
Accumulation units outstanding at the end of period ...        67,746        63,353      25,741     27,124
----------------------------------------------------------------------------------------------------------
SBL Main Street Growth and Income(R)
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      9.75   $      9.37   $    7.75   $   9.43
   End of period ......................................   $      9.84   $      9.75   $    9.37   $   7.75
Accumulation units outstanding at the end of period ...       112,272        89,790      90,456     15,028
----------------------------------------------------------------------------------------------------------
SBL Managed Asset Allocation
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.92   $     10.30          --         --
   End of period ......................................   $     10.91   $     10.92   $   10.30         --
Accumulation units outstanding at the end of period ...        43,635        34,605      21,211         --
----------------------------------------------------------------------------------------------------------
SBL Mid Cap Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     10.73   $     10.18   $    6.80   $   9.00
   End of period ......................................   $     11.08   $     10.73   $   10.18   $   6.80
Accumulation units outstanding at the end of period ...       838,334       340,357     105,877     16,426
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                              2005        2004(b)        2003      2002(a)
----------------------------------------------------------------------------------------------------------
SBL Mid Cap Value
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     13.82   $     11.37   $    7.70   $   9.66
   End of period ......................................   $     15.37   $     13.82   $   11.37   $   7.70
Accumulation units outstanding at the end of period ...       545,001       310,662      75,461     14,448
----------------------------------------------------------------------------------------------------------
SBL Money Market
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      9.04   $      9.38   $    9.74   $   9.92
   End of period ......................................   $      8.89   $      9.04   $    9.38   $   9.74
Accumulation units outstanding at the end of period ...     1,430,503       652,481     241,737      5,425
----------------------------------------------------------------------------------------------------------
SBL Select 25
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      8.67   $      8.11          --         --
   End of period ......................................   $      9.28   $      8.67   $    8.11         --
Accumulation units outstanding at the end of period ...         7,391         5,798       5,028         --
----------------------------------------------------------------------------------------------------------
SBL Small Cap Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     12.49   $     11.13   $    7.43   $   9.10
   End of period ......................................   $     12.85   $     12.49   $   11.13   $   7.43
Accumulation units outstanding at the end of period ...       317,696       163,559      10,489      4,650
----------------------------------------------------------------------------------------------------------
SBL Small Cap Value
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $     13.74   $     11.93   $    8.26   $  10.17
   End of period ......................................   $     15.07   $     13.74   $   11.93   $   8.26
Accumulation units outstanding at the end of period ...        50,973        34,576       8,353      1,479
----------------------------------------------------------------------------------------------------------
SBL Social Awareness
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ................................   $      9.06   $      9.00          --         --
   End of period ......................................   $      9.11   $      9.06   $    9.00         --
Accumulation units outstanding at the end of period ...         1,318            --          --         --
----------------------------------------------------------------------------------------------------------

1 The AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real Estate Fund effective July 3, 2006.


(a)   For the period of June 1, 2002 (date of inception) through December 31,
      2002.


(b) For the period of time of April 29. 2004 (date of inception) through December 31, 2004 for AIM V,I, International Growth, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Evolution Managed Bond and Evolution Managed Equity.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------

Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2005, the Company had total assets of approximately $12.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $15.7 billion.


Published Ratings -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

Underlying Funds -- Each Underlying Fund is an open-end management investment company. It is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

      Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

      Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from the use of the Underlying Funds for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force an Underlying Fund to sell securities at disadvantageous prices.

      A summary of the investment objective of each Underlying Fund is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.


      Administrative, Marketing, and Support Service Payments. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

      12b-1 Fees and Investor Services. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees or investor services fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees and investor services fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees or investor services fees ranging from 0% to 0.25% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

      Administrative Payments. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds) a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.20% to 0.60% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.


      Other Payments. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------


      Total Payments. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees, investor services fees and administrative payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.


      Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

The Contract

General -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRA's established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


Application for a Contract -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.


Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider):


o     Guaranteed Minimum Income Benefit at 3% or 5%;


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit);


o     Annual Stepped Up Death Benefit;*

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly Dollar for Dollar Combination Benefit);*


o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*


o     Extra Credit at 3%, 4% or 5%;(1)


o     Waiver of Withdrawal Charge; or


o     0-Year or 4-Year Alternate Withdrawal Charge.(1)


*     Provides a death benefit.


1. The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See the detailed description of each rider below.


Guaranteed Minimum Income Benefit -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.

      In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.


6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit) -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment "floor."

      The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.


--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------


      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchase this rider when you purchase the Contract, the Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchase this rider on a Contract Anniversary, the Annual Limit initially is equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.


      The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

      In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday.

      In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

      Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under "Annuity Options." The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2%.

      The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

               --------------------------------------------------
               Payment Frequency         Total Number of Payments
               --------------------------------------------------
                    Monthly                        180
                   Quarterly                        60
                  Semiannual                        30
                    Annual                          15
               --------------------------------------------------

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under "Annuity Options").

      The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.

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                                       22

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      If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.

      This rider is available only if the age of the Annuitant at the time the rider is issued is: (1) age 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) age 74 or younger for a Contract with Joint Annuitants issued in connection with a Qualified Plan; and (3) age 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan.

Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount,

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                                       23

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including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Annual Stepped Up and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.    The Annual Stepped Up Death Benefit (as described above); or

4.    The Guaranteed Growth Death Benefit at 5% (as described above).

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Enhanced Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit

--------------------------------------------------------------------------------
                                       24

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defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity
Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."


6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly Dollar for Dollar Combination Benefit) --This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit") as described under "6% Dollar for Dollar Guaranteed Minimum Income Benefit"; provided, however, that unlike the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, this rider is available only at the time you purchase the Contract. For


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                                       25

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a discussion of the Minimum Income Benefit, see "6% Dollar for Dollar Guaranteed
Minimum Income Benefit."


      In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit "floor."

      The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.


      The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the Fixed Account, the PIMCO Low Duration Subaccount or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.

      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.


      The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

      In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner's 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.

      In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any

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                                       26

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portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

      The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.

      This rider is available only if the age of each Owner on the Contract Date is 79 or younger and the age of each Annuitant on the Contract Date is: (1) 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) 74 or younger for a Contract with Joint Annuitants issued in connection with a Qualified Plan; and (3) 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan. See the discussion under "Death Benefit."

Guaranteed Minimum Withdrawal Benefit -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

                     --------------------------------------
                           Annual
                     Withdrawal Amount*     Benefit Amount*
                     --------------------------------------
                             5%                  130%
                             6%                  110%
                             7%                  100%
                     --------------------------------------

* A percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)
--------------------------------------------------------------------------------

      If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

      If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

      The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

      The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a

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                                       27

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withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

Total Protection -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

      Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

      This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

      The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

      The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount

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                                       28

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as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

      This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.


Extra Credit -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See "Automatic Bonus Credit."


      In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.    Contract Value immediately prior to the withdrawal.

      The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

      The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below,

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                                       29

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and you do not expect to make Purchase Payments to the Contract after the first
Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

      If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                        ---------------------------------
                                         Rate of Return
                        Interest Rate   (net of expenses)
                        ---------------------------------
                             3%              -5.00%
                             4%              -1.50%
                             5%               0.80%
                        ---------------------------------

      The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

Waiver of Withdrawal Charge -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

      The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

      The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

      The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

      Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

      The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

      If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.


Alternate Withdrawal Charge -- This rider makes available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.


              -----------------------------------------------------
                   0-Year Schedule              4-Year Schedule
              -----------------------------------------------------
               Purchase                     Purchase
              Payment Age    Withdrawal    Payment Age   Withdrawal
              (in years)       Charge      (in years)      Charge
              -----------------------------------------------------
              0 and over         0%             1            7%
                                                2            7%
                                                3            6%
                                                4            5%
                                           5 and over        0%
              -----------------------------------------------------

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If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

Purchase Payments -- The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.


      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.


      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.


      Automatic Bonus Credit -- Beginning May 1, 2005, the Company will automatically issue a rider, which makes available a Bonus Credit; provided, however, that the rider is available only if (1) the Company issues your Contract during the period of May 1, 2005 through December 31, 2006; (2) your Contract is issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date is 80 or younger.

      The Bonus Credit, which will be added to your Contract Value, generally is equal to 2% of each Purchase Payment made in the first Contract Year. If your Contract is issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit is equal to 1% of each Purchase Payment made in the first Contract Year, and if your Contract is issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit is not available. The Company will apply the Bonus Credit to your Contract Value at the time the Purchase Payment is effective, and any Bonus Credit will be allocated among the Subaccounts in the same proportion as your Purchase Payment.

      The Company reserves the right to withdraw the automatic Bonus Credit at any time without notice. The Company currently plans to make the automatic Bonus Credit available in connection with Contracts issued during the period of May 1, 2005 through December 31, 2006. If your Contract is issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchase the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company plans to make the automatic Bonus Credit available if your application is submitted during the period of May 1, 2005 through December 31, 2006 and your initial


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Purchase Payment is received by the Company no later than February 28, 2007.

      The Bonus Credit is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and, for withdrawals made after the Free-Look period, is subject to any applicable withdrawal charge. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Bonus Credit applied. See "Free-Look Right." This Bonus Credit is not available to an Owner who purchases the Contract pursuant to exchange of an insurance or annuity contract issued by the Company or any affiliated life insurance company. There is no charge for this rider.



Allocation of Purchase Payments -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

Dollar Cost Averaging Option -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


      A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a


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                                       32

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new Dollar Cost Averaging form must be completed and sent to the Administrative
Office. The Company requires that you wait at least a month if transfers were made on a monthly basis or a quarter if transfers were made on a quarterly basis before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.


      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."


Asset Reallocation Option -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.


      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


Transfers of Contract Value -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


      The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account." The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the SBL Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

      Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to

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the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

--------------------------------------------------------------------------------
                                                                    Number of
                                                                   Round Trips
                 Subaccount                                       Transfers(*)
--------------------------------------------------------------------------------
SBL Money Market                                                    Unlimited
--------------------------------------------------------------------------------
Rydex VT Sector Rotation PIMCO VIT All Asset,                           6
--------------------------------------------------------------------------------
AIM V.I. Basic Value, AIM V.I. Global                                   4
Health Care, AIM V.I. International Growth,
AIM V.I. Mid Cap Core Equity, AIM V.I.
Real Estate,(2) Dreyfus IP Technology Growth,
Dreyfus VIF International Value, Neuberger
Berman AMT Socially Responsive, Oppen-
heimer Main Street Small Cap(R) Fund/VA,
PIMCO VIT Low Duration, PIMCO VIT Real
Return, Evolution VP Managed Bond,
Evolution VP Managed Equity, SBL Alpha
Opportunity, SBL Diversified Income, SBL
Enhanced Index, SBL Equity, SBL Equity
Income, SBL Global, SBL High Yield, SBL
Large Cap Value, SBL Managed Asset
Allocation, SBL Mid Cap Growth, SBL Mid
Cap Value, SBL Select 25, SBL Small Cap
Growth, SBL Small Cap Value,
--------------------------------------------------------------------------------
American Century VP Ultra(R), American Century                          2
VP Value
--------------------------------------------------------------------------------

* Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

1 AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real Estate Fund effective July 3, 2006.
--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other

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                                       34

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potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. The Company expects to be contractually obligated to prohibit transfers by Owners identified by an Underlying Fund and to provide Owner transaction data to the Underlying Funds upon request. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      The Company does not limit or restrict transfers to or from the SBL Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o     Interest credited to the Fixed Account,

o     Payment of Purchase Payments,

o     The amount of any outstanding Contract Debt,

o     Full and partial withdrawals, and

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                                       35

--------------------------------------------------------------------------------

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund. The investment performance of a Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.20%, and (5) the administration charge under the Contract of 0.15%.

      The minimum mortality and expense risk charge of 1.20% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

Full and Partial Withdrawals -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

      The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


Systematic Withdrawals -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the


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                                       37

--------------------------------------------------------------------------------

requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."

      In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

Free-Look Right -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

Death Benefit -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements

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                                       38

--------------------------------------------------------------------------------

      applied during the 12 months prior to the date of the Owner's death).

      If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.


      If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider, Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.


      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner's death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

Distribution Requirements -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Contingent Deferred Sales Charge -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include the Bonus Credits for purposes of assessing the withdrawal charge. As such, the Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits.

      The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

      The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or

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                                       39

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Bonus Credits that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                  ---------------------------------------------
                   Purchase Payment or Bonus     Withdrawal
                     Credit Age (in years)         Charge
                  ---------------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                  ---------------------------------------------

      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

      The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Mortality and Expense Risk Charge -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

           --------------------------------------------------------------
                                                      Annual Mortality
                                                      and Expense Risk
           Contract Value                                   Charge
           --------------------------------------------------------------
           Less than $25,000                                1.45%
           At least $25,000 but less than $100,000          1.30%
           $100,000 or more                                 1.20%
           -------------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge -- The Company deducts a daily administration charge equal to an annual rate of

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0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

Account Administration Charge -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

Other Charges -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Company and the Separate Account" and "Charge for the Company's Taxes."

Variations in Charges -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.


Optional Rider Charges --In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, 6% Dollar for Dollar Guaranteed Minimum Income Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one Rider that provides a death benefit.

      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A rider may not be available in all states. You may not select riders with a total charge that exceeds 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70%, the Guaranteed Minimum Income Benefit Rider at 5% with a cost of 0.30%, and the Total Protection Rider with a cost of 0.85%, because the total cost of such riders, 1.85%, would exceed the applicable maximum rider charge of 1.60%.


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--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                                      Annual
                                                         Rate(1)   Rider Charge
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                           3%         0.15%
                                                            5%         0.30%
--------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit      6%         0.60%
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                            --          0.20%
--------------------------------------------------------------------------------
                                                            3%         0.10%
                                                            5%         0.20%
Guaranteed Growth Death Benefit                             6%(2)      0.25%
                                                            7%(2)      0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed
  Growth Death Benefit                                      5%         0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit                                     --          0.25%
--------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit      --          0.35%
--------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit       5%         0.35%
--------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed
Growth Death Benefit                                        5%         0.45%
--------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit
  and Guaranteed Minimum Death Benefit                      6%         0.85%
--------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                      --          0.45%(3)
--------------------------------------------------------------------------------
Total Protection                                           --          0.85%(4)
--------------------------------------------------------------------------------
                                                            3%         0.40%
Extra Credit(5)                                             4%         0.55%
                                                            5%         0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                --          0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                            0-Year       0.70%
                                                          4-Year       0.60%(7)
--------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.


2     Not available to Texas residents.

3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 2.00%.

4 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 2.00%.

5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

6 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

7 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------

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Guarantee of Certain Charges -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.45% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


Underlying Fund Expenses -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.


Annuity Period

General -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

      Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender

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                                       43

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his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

      An Owner may transfer Contract Value among the Subaccounts during the Annuity Period.

      The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

Annuity Options --

      Option 1 -- Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.


      Option 2 -- Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.


      Option 3 -- Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      Option 4 --

      A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have

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                                       44

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elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar
Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.


      Option 5 -- Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 6 -- Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 7 -- Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

      Option 8 -- Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

      The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

      On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date.

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The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

      Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

Selection of an Option -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

      The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

The Fixed Account


      The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account option is important to you, you should not select the foregoing optional riders.


      If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

Interest -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time,

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Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DCA Plus Account -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

      The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

      You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased a 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Extra Credit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.

Death Benefit -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

Contract Charges -- Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed

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Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


      The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

Payments from the Fixed Account -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons. "See "Federal Tax Matters."

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

Designation and Change of Beneficiary -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any

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primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

Payments from the Separate Account -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

Proof of Age and Survival -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. If loans are available in your state, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater ($10,000 limit is not available for contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

      When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time.

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You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

      If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described

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in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

      The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

Restrictions under the Texas Optional Retirement Program -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

Federal Tax Matters

Introduction -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.

Tax Status of the Company and the Separate Account --

      General. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      Charge for the Company's Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying

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Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

Income Taxation of Annuities in General--Non-Qualified Plans -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      Surrenders or Withdrawals Prior to the Annuity Start Date. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

      Surrenders or Withdrawals on or after the Annuity Start Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

      For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

      Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed

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equal to 10% of the portion of such amount which is includable in gross income.
However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;
(iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

      If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

Additional Considerations --

      Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

      Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

      In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      Possible Tax Changes. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover,

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although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.


Qualified Plans -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

      Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or

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a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.


      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. Beginning in 2006, however, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."


      Roth 403(b). Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code
Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      The employee may roll over distributions from a Roth 403(b) account to another Roth account, to a Roth account in a 401(k) plan, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account or a Roth 401(k) account, but not a Roth IRA

      Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.


      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                ------------------------------------------
                        Tax Year               Amount
                ------------------------------------------
                        2006-2007              $ 4,000
                   2008 and thereafter         $ 5,000
                ------------------------------------------

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($75,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2006). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will

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be provided with such supplementary information as may be required by the
Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.


      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

      Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions, the amount must be distributed by the end of the fifth full calendar year after death of the contract owner.


      Rollovers. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


      If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

      An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section
408. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.


      A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

      Tax Penalties. Premature Distribution Tax. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or

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transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

      Minimum Distribution Tax. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

      Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Information

Voting of Underlying Fund Shares -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

      Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

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      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

      Changes to Comply with Law and Amendments -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.


Electronic Privileges -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.


      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

--------------------------------------------------------------------------------
                                       58

--------------------------------------------------------------------------------

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

Legal Proceedings -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

      In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

Legal Matters -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Sale of the Contract -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2005, 2004 and 2003, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $5,524,321, $4,849,070 and $6,434,187, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


      Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account.

--------------------------------------------------------------------------------
                                       59

--------------------------------------------------------------------------------


The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

      Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.


      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.


      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2005 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): Vantage Securities, Inc., OFG Financial Services, Inc., Aquarius Fund Distributors, Inc., Brecek & Young Advisors, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, PlanMember Securities Corporation, Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., Questar Capital Corporation, Geneos Wealth Management, Inc., VSR Financial Services, Inc., Legacy Financial Services, Inc., Investment Advisors and Consultants, Inc. and PacVest Associates, Inc.


      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Affiliated Selling Broker-Dealers. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.


Performance Information

      Performance information for the Subaccounts, including the yield and effective yield of the Money

--------------------------------------------------------------------------------
                                       60

--------------------------------------------------------------------------------

Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the SBL Money Market Subaccount yields may also become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.


      Although the Contract was not available for purchase until June 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporates the performance of the Underlying Funds.


      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


Financial Statements -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV AdvanceDesigns Variable Annuity at December 31, 2005, and for the each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


Table of Contents for Statement of Additional Information

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:


GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets
   Administrative Services for Certain Owners


METHOD OF DEDUCTING THE EXCESS CHARGE


LIMITS ON PURCHASE PAYMENTS PAID
UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Roth 403(b)
   Sections 408 and 408A


PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                       61

--------------------------------------------------------------------------------


Objectives for Underlying Funds


--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective prospectuses. Prospectuses for the Underlying Funds should be read in conjunction with this Prospectus.


------------------------------------------------------------------------------------------------------------------
                                     Share Class (if
Underlying Fund                      applicable)       Investment Objective           Investment Adviser
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund            Series II         Long-term growth of capital    AIM Advisors, Inc.
                                                                                      11 Greenway plaza, Suite 100
                                                                                      Houston, TX  77046-1173

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Heath Care Fund      Series I          Capital growth                 AIM Advisors, Inc.
                                                                                      11 Greenway Plaza, Suite 100
                                                                                      Houston, TX  77046-1173

-------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund   Series II         Long-term growth of capital    AIM Advisors, Inc.
                                                                                      11 Greenway Plaza, Suite 100
                                                                                      Houston, TX  77046-1173

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund    Series II         Long-term growth of capital    AIM Advisors, Inc.
                                                                                      11 Greenway Plaza, Suite 100
                                                                                      Houston, TX  77046-1173

-------------------------------------------------------------------------------------------------------------------
AIM V.I. Real Estate Fund (to be     Series I          High total return              AIM Advisors, Inc.
renamed AIM V.I. Global Real                                                          11 Greenway Plaza, Suite 100
Estate Fund effective July 3,                                                         Houston, TX  77046-1173
2006)                                                                                 (Investment Advisor)
                                                                                      INVESCO Institutional (N.A.),
                                                                                      Inc.
                                                                                      1355 Peachtree Street, NE
                                                                                      Suite 250
                                                                                      Atlanta, GA
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------
American Century VP Ultra            Class II          Long-term capital growth       American Century Investment
(R) Fund                                                                              Management, Inc.
                                                                                      4500 Main Street
                                                                                      Kansas City, MO  64111

-------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund       Class II          Long-term capital growth       American Century Investment
                                                                                      Management, Inc.
                                                                                      4500 Main Street
                                                                                      Kansas City, MO  64111

-------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth         Service           Capital appreciation           The Dreyfus Corporation
Portfolio                                                                             200 Park Avenue
                                                                                      New York, NY 10166
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       62

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF International            Service           Long-term capital growth       The Dreyfus Corporation
Value Portfolio                                                                       200 Park Avenue
                                                                                      New York, NY  10166

-------------------------------------------------------------------------------------------------------------------------
Evolution Managed Bond                                 High total rate of return      Rafferty Asset Management, LLC
Fund                                                                                  33 Whitehall Street, 10th Floor
                                                                                      New York, NY  10004
                                                                                      (Investment Adviser)
                                                                                      Flexible Plan Investments, Ltd.
                                                                                      3883 Telegraph Rd., Suite 100
                                                                                      Bloomfield Hills, MI  48302-1432
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
Evolution Managed Equity                               High total rate of return      Rafferty Asset Management, LLC
Fund                                                                                  33 Whitehall Street, 10th Floor
                                                                                      New York, NY  10004
                                                                                      (Investment Adviser)
                                                                                      Flexible Plan Investments, Ltd.
                                                                                      3883 Telegraph Rd., Suite 100
                                                                                      Bloomfield Hills, MI  48302-1432
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT                 Class S           Long-term growth of capital    Neuberger Berman Management
Socially Responsive                                                                   Inc.
Portfolio                                                                             605 Third Avenue
                                                                                      New York, NY  10158
                                                                                      (Investment Adviser)
                                                                                      Neuberger Berman, LLC
                                                                                      605 Third Avenue
                                                                                      New York, NY  10158
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street              Service           Capital appreciation           OppenheimerFunds, Inc.
Small Cap Fund(R)/VA                                                                  Two World Financial Center
                                                                                      225 Liberty Street, 11th Floor
                                                                                      New York, NY  10281

-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset                  Administrative    Maximum real return            Pacific Investment Management
Portfolio                                              consistent with preservation   Company LLC
                                                       of real capital and prudent    840 Newport Center Drive, Suite 100
                                                       investment management          Newport Beach, CA  92660

-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       63

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration               Administrative    Maximum real return            Pacific Investment Management
Portfolio                                              consistent with preservation   Company LLC
                                                       of  capital and prudent        840 Newport Center Drive,
                                                       investment management          Suite 100
                                                                                      Newport Beach, CA  92660

-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return                Administrative    Maximum real return            Pacific Investment Management
Portfolio                                              consistent with preservation   Company LLC
                                                       of real capital and prudent    840 Newport Center Drive, Suite 100
                                                       investment management          Newport Beach, CA  92660

-------------------------------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation Fund                          Long-term capital              Rydex Investments
                                                       appreciation                   9601 Blackwell Rd., Suite 500
                                                                                      Rockville, MD  20850

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series A                                      Long-term capital growth       Security Management Company,
(SBL Equity)                                                                          LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series B                                      Long-term growth of            Security Management Company,
(SBL Large Cap Value)                                  capital                        LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series C                                      High level of current income   Security Management Company,
(SBL Money Market)                                     as is consistent with          LLC
                                                       preserving capital             One Security Benefit Place
                                                                                      Topeka, KS  66636

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series D                                      Long-term growth of capital    Security Management Company,
(SBL Global)                                                                          LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636
                                                                                      (Investment Adviser)
                                                                                      OppenheimerFunds, Inc.
                                                                                      498 Seventh Avenue
                                                                                      New York, NY  10018
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series E                                      Current income with security   Security Management Company,
(SBL Diversified Income)                               of principal                   LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series H                                      Outperform S&P 500 Index       Security Management Company,
(SBL Enhanced Index)                                                                  LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636
                                                                                      (Investment Adviser)
                                                                                      Northern Trust Investments,
                                                                                      N.A.
                                                                                      50 LaSalle Street
                                                                                      Chicago, IL  60675
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       64

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series J                                      Capital appreciation           Security Management
(SBL Mid Cap Growth)                                                                  Company, LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series N                                      High level of total return     Security Management Company, LLC
(SBL Managed Asset Allocation)                                                        One Security Benefit Place
                                                                                      Topeka, KS  66636
                                                                                      (Investment Adviser)
                                                                                      T. Rowe Price Associates, Inc.
                                                                                      100 East Pratt Street
                                                                                      Baltimore, MD  21202
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series O                                      Substantial dividend income    Security Management Company,
(SBL Equity Income)                                    and capital appreciation       LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636
                                                                                      (Investment Adviser)
                                                                                      T. Rowe Price Associates, Inc.
                                                                                      100 East Pratt Street
                                                                                      Baltimore, MD  21202
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series P                                      High current income            Security Management Company,
(SBL High Yield)                                                                      LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Q                                      Long-term capital              Security Management Company,
(SBL Small Cap Value)                                  appreciation                   LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636
                                                                                      (Investment Adviser)
                                                                                      Wells Capital Management Inc.
                                                                                      525 Market Street
                                                                                      San Francisco, CA  94105
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series V                                      Diversified portfolio of       Security Management Company,
(SBL Mid Cap Value)                                    equity securities that, when   LLC
                                                       purchased, have market         One Security Benefit Place
                                                       capitalizations that are       Topeka, KS  66636
                                                       similar to those of
                                                       companies in the Russell
                                                       2500 Value Index

-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       65

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series X                                      Long-term growth of capital    Security Management Company,
(SBL Small Cap Growth)                                                                LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636
                                                                                      (Investment Adviser)
                                                                                      RS Investment Management, L.P.
                                                                                      388 Market Street
                                                                                      San Francisco, CA  94111
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Y                                      Long-term growth of capital    Security Management Company,
(SBL Select 25)                                                                       LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636

-------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Z                                      Long-term growth of capital    Security Management Company,
(SBL Alpha Opportunity)                                                               LLC
                                                                                      One Security Benefit Place
                                                                                      Topeka, KS  66636
                                                                                      (Investment Adviser)
                                                                                      Mainstream Investment Advisers,
                                                                                      LLC
                                                                                      101 West Spring Street, Suite 401
                                                                                      New Albany, IN  47150
                                                                                      (Sub-adviser)

-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       66

                                                     [SECURITY BENEFIT(SM) LOGO]
                                                     Security Distributors, Inc.


      Prospectus                           May 1, 2006


--------------------------------------------------------------------------------
      SECUREDESIGNS(R) VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                 ----------------------
                                                    Important Privacy
                                                     Notice Included

                                                     See Back Cover
                                                 ----------------------


V6917 (R5-06)                                                        32-69177-00

--------------------------------------------------------------------------------

                        SECUREDESIGNS(R) VARIABLE ANNUITY

                      Individual Flexible Purchase Payment
                       Deferred Variable Annuity Contract

               Issued By:                             Mailing Address:
Security Benefit Life Insurance Company  Security Benefit Life Insurance Company
One Security Benefit Place               P.O. Box 750497
Topeka, Kansas 66636-0001                Topeka, Kansas 66675-0497
1-800-888-2461
--------------------------------------------------------------------------------


      This Prospectus describes the SecureDesigns Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.


      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:(1)


o     AIM V.I. Basic Value

o     AIM V.I. Capital Development

o     AIM V.I. Global Health Care (formerly AIM V.I. Health Sciences)

o     AIM V.I. International Growth

o     AIM V.I. Mid Cap Core Equity

o     AIM V.I. Real Estate(2)

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Legg Mason Partners Variable Aggressive Growth

o     Legg Mason Partners Variable Small Cap Growth

o     MFS(R) VIT Research International

o     MFS(R) VIT Total Return

o     MFS(R) VIT Utilities

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Main Street Small Cap Fund(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT CommodityRealReturn Strategy

o     PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Royce Micro-Cap

o     RVT CLS AdvisorOne Amerigo

o     RVT CLS AdvisorOne Clermont

o     Rydex VT Sector Rotation

o     SBL Alpha Opportunity

o     SBL Diversified Income

o     SBL Enhanced Index

o     SBL Equity

o     SBL Equity Income

o     SBL Global

o     SBL High Yield

o     SBL Large Cap Value

o     SBL Managed Asset Allocation

o     SBL Mid Cap Growth

o     SBL Mid Cap Value

o     SBL Money Market

o     SBL Select 25

o     SBL Small Cap Growth

o     SBL Small Cap Value

o     Van Kampen LIT Comstock

o     Van Kampen LIT Government

o     Van Kampen UIF Equity and Income

1 Subaccounts other than those listed above may still be operational, but no longer offered as investment options under the Contract. See, in the Summary, "The Separate Account and the Funds."

2 The AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real Estate Fund effective July 3, 2006.


--------------------------------------------------------------------------------
      The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      This Prospectus is accompanied by the current prospectuses for the Underlying Funds. You should read the prospectuses carefully and retain them for future reference.

      Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.

      The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.


Date: May 1, 2006


--------------------------------------------------------------------------------
   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------


V6917 (R5-06)                                                        32-69177-00

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      Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company. The Fixed Account is not available in all states.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 65 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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                                        2

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                                Table of Contents


                                                                            Page

DEFINITIONS .............................................................     5

SUMMARY .................................................................     6
   Purpose of the Contract ..............................................     6
   The Separate Account and the Funds ...................................     6
   Fixed Account ........................................................     7
   Purchase Payments ....................................................     7
   Contract Benefits ....................................................     7
   Optional Riders ......................................................     7
   Free-Look Right ......................................................     7
   Charges and Deductions ...............................................     8
   Tax-Free Exchanges ...................................................    11
   Contacting Security Benefit ..........................................    11

EXPENSE TABLE ...........................................................    12
   Contract Owner Transaction Expenses ..................................    12
   Periodic Expenses ....................................................    12
   Optional Rider Expenses ..............................................    13
   Examples .............................................................    14

CONDENSED FINANCIAL INFORMATION .........................................    15

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT,AND THE FUNDS .......    20
   Security Benefit Life Insurance Company ..............................    20
   Published Ratings ....................................................    20
   Separate Account .....................................................    20
   Underlying Funds .....................................................    20

THE CONTRACT ............................................................    22
   General ..............................................................    22
   Application for a Contract ...........................................    22
   Optional Riders ......................................................    22
   Guaranteed Minimum Income Benefit ....................................    23
   6% Dollar for Dollar Guaranteed Minimum Income Benefit ...............    23
   Annual Stepped Up Death Benefit ......................................    23
   Guaranteed Growth Death Benefit ......................................    25
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit .......    26
   Enhanced Death Benefit ...............................................    26
   Combined Enhanced and Annual Stepped Up Death Benefit ................    26
   Combined Enhanced and Guaranteed Growth Death Benefit ................    27
   Combined Enhanced, Annual Stepped Up, and Guaranteed
      Growth Death Benefit ..............................................    27
   6% Dollar for Dollar Guaranteed Minimum Income
      Benefit and Guaranteed Minimum Death Benefit ......................    28
   Guaranteed Minimum Withdrawal Benefit ................................    29
   Total Protection .....................................................    30
   Extra Credit .........................................................    31
   Waiver of Withdrawal Charge ..........................................    32
   Alternate Withdrawal Charge ..........................................    32
   Purchase Payments ....................................................    33
   Automatic Bonus Credit ...............................................    33
   Allocation of Purchase Payments ......................................    34
   Dollar Cost Averaging Option .........................................    34
   Asset Reallocation Option ............................................    35
   Transfers of Contract Value                                               35
   Contract Value .......................................................    38
   Determination of Contract Value ......................................    38
   Cut-Off Times ........................................................    39
   Full and Partial Withdrawals .........................................    39
   Systematic Withdrawals ...............................................    40
   Free-Look Right ......................................................    40
   Death Benefit ........................................................    41
   Distribution Requirements ............................................    41
   Death of the Annuitant ...............................................    42

CHARGES AND DEDUCTIONS ..................................................    42
   Contingent Deferred Sales Charge .....................................    42
   Mortality and Expense Risk Charge ....................................    43
   Administration Charge ................................................    43
   Account Administration Charge ........................................    43
   Premium Tax Charge ...................................................    43
   Loan Interest Charge .................................................    44
   Other Charges ........................................................    44
   Variations in Charges ................................................    44
   Optional Rider Charges ...............................................    44
   Guarantee of Certain Charges .........................................    46
   Underlying Fund Expenses .............................................    46

ANNUITY PERIOD ..........................................................    46
   General ..............................................................    46
   Annuity Options ......................................................    47
   Selection of an Option ...............................................    49

THE FIXED ACCOUNT .......................................................    49
   Interest .............................................................    49
   DCA Plus Account .....................................................    50
   Death Benefit ........................................................    50
   Contract Charges .....................................................    50
   Transfers and Withdrawals from the Fixed Account .....................    51
   Payments from the Fixed Account ......................................    51

MORE ABOUT THE CONTRACT .................................................    51
   Ownership ............................................................    51
   Designation and Change of Beneficiary ................................    51
   Dividends ............................................................    52
   Payments from the Separate Account ...................................    52
   Proof of Age and Survival ............................................    52
   Misstatements ........................................................    52
   Loans ................................................................    52
   Restrictions on Withdrawals from Qualified Plans .....................    53
   Restrictions Under the Texas Optional Retirement Program .............    54


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                                        3

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                                                                            Page

FEDERAL TAX MATTERS .....................................................    54
   Introduction .........................................................    54
   Tax Status of the Company and the Separate Account ...................    54
   Income Taxation of Annuities in
      General--Non-Qualified Plans ......................................    55
   Additional Considerations ............................................    56
   Qualified Plans ......................................................    57

OTHER INFORMATION .......................................................    60
   Voting of Underlying Fund Shares .....................................    60
   Substitution of Investments ..........................................    60
   Changes to Comply with Law and Amendments ............................    61
   Reports to Owners ....................................................    61
   Electronic Privileges ................................................    61
   State Variations .....................................................    62
   Legal Proceedings ....................................................    62
   Legal Matters ........................................................    62
   Sale of the Contract .................................................    62

PERFORMANCE INFORMATION .................................................    64

ADDITIONAL INFORMATION ..................................................    64
   Registration Statement ...............................................    64
   Financial Statements .................................................    64

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION ...............    65

OBJECTIVES FOR UNDERLYING FUNDS .........................................    66

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.
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                                        4

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Definitions

      Various terms commonly used in this Prospectus are defined as follows:

      Accumulation Unit -- A unit of measure used to calculate Contract Value.

      Administrative Office -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

      Annuitant -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      Annuity -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      Annuity Options -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      Annuity Period -- The period beginning on the Annuity Start Date during which annuity payments are made.

      Annuity Start Date -- The date when annuity payments begin as elected by the Owner.

      Annuity Unit -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

      Automatic Investment Program -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

      Bonus Credit -- An amount added to Contract Value under the Automatic Bonus Credit Rider.

      Contract Date -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      Contract Debt -- The unpaid loan balance including loan interest.

      Contract Value -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      Contract Year -- Each twelve-month period measured from the Contract Date.

      Credit Enhancement -- An amount added to Contract Value under the Extra Credit Rider.

      Designated Beneficiary -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.


      Fixed Account -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. See the "Fixed Account."


      General Account -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      Guaranteed Rate -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

      Owner -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      Participant -- A Participant under a Qualified Plan.

      Purchase Payment -- An amount paid to the Company as consideration for the Contract.

      Separate Account -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      Subaccount -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      Underlying Fund -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

      Valuation Date -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Valuation Period -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      Withdrawal Value -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be

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                                        5

--------------------------------------------------------------------------------

reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Summary

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

Purpose of the Contract -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

================================================================================

The Separate Account and the Funds -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has a different investment objective and policies. The Subaccounts currently available under the Contract are as follows:(1)

o     AIM V.I. Basic Value

o     AIM V.I. Capital Development

o     AIM V.I. Global Health Care (formerly AIM V.I. Health Sciences)

o     AIM V.I. International Growth

o     AIM V.I. Mid Cap Core Equity

o     AIM V.I. Real Estate(2)

o     American Century VP Ultra(R)

o     American Century VP Value

o     Dreyfus IP Technology Growth

o     Dreyfus VIF International Value

o     Legg Mason Partners Variable Aggressive Growth

o     Legg Mason Partners Variable Small Cap Growth

o     MFS(R) VIT Research International

o     MFS(R) VIT Total Return

o     MFS(R) VIT Utilities

o     Neuberger Berman AMT Socially Responsive

o     Oppenheimer Main Street Small Cap Fund(R)/VA

o     PIMCO VIT All Asset

o     PIMCO VIT CommodityRealReturn Strategy

o     PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

o     PIMCO VIT Low Duration

o     PIMCO VIT Real Return

o     Royce Micro-Cap

o     RVT CLS AdvisorOne Amerigo

o     RVT CLS AdvisorOne Clermont

o     Rydex VT Sector Rotation

o     SBL Alpha Opportunity

o     SBL Diversified Income

o     SBL Enhanced Index

o     SBL Equity

o     SBL Equity Income

o     SBL Global

o     SBL High Yield

o     SBL Large Cap Value

o     SBL Managed Asset Allocation

o     SBL Mid Cap Growth

o     SBL Mid Cap Value

o     SBL Money Market

o     SBL Select 25

o     SBL Small Cap Growth

o     SBL Small Cap Value

o     Van Kampen LIT Comstock

o     Van Kampen LIT Government

o     Van Kampen UIF Equity and Income

1 The SBL Large Cap Growth, SBL Main Street Growth and Income, and SBL Social Awareness Subaccounts are no longer available under the Contract, effective May 1, 2006. As a result, you may no longer allocate Purchase Payments or transfer Contract Value to those Subaccounts. However, you may continue to transfer Contract Value from those Subaccounts. The Board of Directors of SBL Fund has approved the reorganization of the funds underlying those Subaccounts and called a special meeting of shareholders to vote on the proposed reorganizations. If the reorganizations are approved by shareholders at the meeting of shareholders, which is expected to be held on June 1, 2006, SBL Fund Series G (Large Cap Growth), SBL Fund Series W (Main Street Growth and Income) and SBL Fund Series S (Social Awareness) (the "Acquired Funds") will be reorganized on a tax-free basis into SBL Fund Series Y (Select 25), SBL Fund Series H (Enhanced Index) and Neuberger Berman AMT Socially Responsive Portfolio (the "Acquiring Funds"), respectively, on or about June 16, 2006 (the "Closing Date"). Assuming that the reorganizations are consummated, if you have allocated Contract Value to the SBL Large Cap Growth, SBL Main Street Growth and Income, and/or SBL Social Awareness Subaccounts, your Contract Value allocated to each of those Subaccounts will be automatically allocated to the corresponding Acquiring Fund Subaccount, effective on the Closing Date. If you have in place an Automatic Investment Program or a Dollar Cost Averaging or Asset Reallocation option that includes an Acquired Fund Subaccount and you have not provided alternate instructions, the Company will allocate your Purchase Payment or Contract Value under such option to the corresponding Acquiring Fund Subaccount. If you currently have Contract Value allocated to the Acquired Fund Subaccounts, you may transfer it to another Subaccount(s) at any time.

2 The AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real Estate Fund effective July 3, 2006.


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                                        6

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      You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

================================================================================


Fixed Account -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states and is not available if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. See "The Fixed Account."


Purchase Payments -- Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

Contract Benefits -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."


Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider):


o     Guaranteed Minimum Income Benefit at 3% or 5%;


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit);


o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly Dollar for Dollar Combination Benefit);*


o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*


o     Extra Credit at 3%, 4% or 5%;(1)


o     Waiver of Withdrawal Charge; or


o     0-Year or 4-Year Alternate Withdrawal Charge.(1)


*     Provides a death benefit.


1 The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See the detailed description of each rider under "Optional Riders."


Free-Look Right -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less

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                                        7

--------------------------------------------------------------------------------

the Contract Value attributable to any Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments (not including any Credit Enhancements and/or Bonus Credits) allocated to the Subaccounts rather than Contract Value.

Charges and Deductions -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

      The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Purchase Payments include Bonus Credits paid under the Automatic Bonus Credit Rider for purposes of assessing the withdrawal charge. As such, Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                    ----------------------------------------
                    Purchase Payment or Bonus
                          Credit Age              Withdrawal
                          (in years)               Charge
                    ----------------------------------------
                               1                     7%
                               2                     7%
                               3                     6%
                               4                     5%
                               5                     4%
                               6                     3%
                               7                     2%
                          8 and over                 0%
                    ----------------------------------------

      The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

      Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

  ----------------------------------------------------------------------------
                                                          Annual Mortality and
  Contract Value                                          Expense Risk Charge
  ----------------------------------------------------------------------------
  Less than $25,000                                               0.85%
  At least $25,000 but less than $100,000                         0.70%
  $100,000 or more                                                0.60%
  ----------------------------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See "Mortality and Expense Risk Charge."

      Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra

--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------

Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.


      The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, 6% Dollar for Dollar Guaranteed Minimum Income Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A rider may not be available in all states. You may not select riders with total rider charges that exceed 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70%, the Guaranteed Minimum Income Benefit Rider at 5% with a cost of 0.30%, and the Total Protection Rider with a cost of 0.85%, because the total cost of such riders, 1.85%, would exceed the maximum rider charge of 1.60%. Each rider and its charge are listed below. See "Optional Rider Charges."


--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
----------------------------------------------------------------------------------------------------------------------
                                                                                                           Annual
                                                                                               Rate(1)   Rider Charge
----------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                               3%         0.15%
                                                                                                5%         0.30%
----------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                          6%         0.60%
----------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                --          0.20%
----------------------------------------------------------------------------------------------------------------------
                                                                                                3%         0.10%
                                                                                                5%         0.20%
Guaranteed Growth Death Benefit                                                                 6%(2)      0.25%
                                                                                                7%(2)      0.30%
----------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                                  5%         0.25%
----------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                                         --          0.25%
----------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                                          --          0.35%
----------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                                           5%         0.35%
----------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit                        5%         0.40%
----------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit     6%         0.85%
----------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                                          --          0.45%(3)
----------------------------------------------------------------------------------------------------------------------
Total Protection                                                                               --          0.85%(4)
----------------------------------------------------------------------------------------------------------------------
                                                                                                3%         0.40%
Extra Credit(5)                                                                                 4%         0.55%
                                                                                                5%         0.70%
----------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                                    --          0.05%
----------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                                                                 0-Year      0.70%
                                                                                               4-Year      0.60%(7)
----------------------------------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.


2     Not available to Texas residents.

3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Rider).

4 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Rider).

5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

6 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

7 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

      Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

      Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

      Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

Tax-Free Exchanges -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Contacting Security Benefit -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling 1-800-888-2461.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."
--------------------------------------------------------------------------------

   Sales Load on Purchase Payments                                                                 None
------------------------------------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)      7%(1)
------------------------------------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                                                     None
------------------------------------------------------------------------------------------------------------
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the
Underlying Funds.
------------------------------------------------------------------------------------------------------------
   Account Administration Charge                                                                  $  30(2)
------------------------------------------------------------------------------------------------------------
   Net Loan Interest Charge(3)                                                                      2.5%
------------------------------------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
------------------------------------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                                                     0.85%(4)
------------------------------------------------------------------------------------------------------------
      Annual Administration Charge                                                                 0.15%
------------------------------------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                                                    1.60%(5)
------------------------------------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                                                       2.60%
------------------------------------------------------------------------------------------------------------

1 The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

3 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

4 The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.85%; At least $25,000 but less than $100,000 - 0.70%; $100,000 or more - 0.60%. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."


5 You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select riders with total charges that exceed 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
-----------------------------------------------------------------------------------------------------------------------
                                                                                               Interest     Annual
                                                                                                Rate(1)   Rider Charge
-----------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                                                          3%         0.15%
                                                                                                 5%         0.30%
-----------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                           6%         0.60%
-----------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                                                           --          0.20%
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 3%         0.10%
                                                                                                 5%         0.20%
Guaranteed Growth Death Benefit Rider                                                            6%(2)      0.25%
                                                                                                 7%(2)      0.30%
-----------------------------------------------------------------------------------------------------------------------

Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider         5%         0.25%
-----------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                                                    --          0.25%
-----------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit Rider                                     --          0.35%
-----------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit Rider                                      5%         0.35%
-----------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider                  5%         0.40%
-----------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit      6%         0.85%
-----------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                                                     --          0.45%(3)
-----------------------------------------------------------------------------------------------------------------------
Total Protection Rider                                                                          --          0.85%(3)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 3%         0.40%
Extra Credit Rider(4)                                                                            4%         0.55%
                                                                                                 5%         0.70%
-----------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                                                               --          0.05%
-----------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(5)                                                            0-Year      0.70%
                                                                                                4-Year      0.60%(6)
-----------------------------------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.


2     Not available to Texas residents.


3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum rider charge of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).


4 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

5 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

6 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                             Minimum   Maximum
--------------------------------------------------------------------------------
 Total Annual Underlying Fund Operating Expenses(1)           0.65%    4.28%(2)
--------------------------------------------------------------------------------

1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the 2005, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2005.

2 The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2005 after taking into account any contractual expense waivers and/or reimbursements were 0.65% and 2.50%, respectively.
--------------------------------------------------------------------------------


Example -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------------------------------------------
                                                            1         3         5        10
                                                           Year     Years     Years     Years
-----------------------------------------------------------------------------------------------
If you surrender your Contract at the
  end of the applicable time period                      $ 1,300   $ 2,509   $ 3,593   $ 6,237
-----------------------------------------------------------------------------------------------
If you do not surrender or you annuitize your Contract       677     1,993     3,262     6,237
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

Condensed Financial Information


      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31. Because the Neuberger Berman AMT Socially Responsive Subaccount was not in existence as of December 31, 2005, accumulation unit values and ending accumulation units outstanding for this Subaccount have not been provided.

--------------------------------------------------------------------------------------------------------------------------
                                                             2005         2004(b)        2003          2002        2001(a)
--------------------------------------------------------------------------------------------------------------------------
Aim V.I. Basic Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     13.64   $     12.77            --        --           --
   End of period .....................................   $     13.85   $     13.64   $     12.77        --           --
Accumulation units outstanding at the end of period ..       408,342       317,491        82,779        --           --
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care (formerly AIM V.I. Health
   Sciences)
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     12.06   $     11.64            --        --           --
   End of period .....................................   $     12.56   $     12.06   $     11.64        --           --
Accumulation units outstanding at the end of period ..       172,405       116,719        32,710        --           --
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund Series II
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     11.61   $     10.00            --        --           --
   End of period .....................................   $     13.16   $     11.61            --        --           --
Accumulation units outstanding at the end of period ..       584,632       121,624            --        --           --
--------------------------------------------------------------------------------------------------------------------------
Aim V.I. Mid Cap Core Equity
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     13.41   $     12.26            --        --           --
   End of period .....................................   $     13.86   $     13.41   $     12.26        --           --
Accumulation units outstanding at the end of period ..       231,774       110,873        33,968        --           --
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Real Estate(1)
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     16.85   $     12.81            --        --           --
   End of period .....................................   $     18.54   $     16.85   $     12.81        --           --
Accumulation units outstanding at the end of period ..       849,659       460,520       111,342        --           --
--------------------------------------------------------------------------------------------------------------------------
American Century Ultra
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     12.33   $     11.57            --        --           --
   End of period .....................................         12.11   $     12.33   $     11.57        --           --
Accumulation units outstanding at the end of period ..     1,119,094       271,402        61,800        --           --
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                              2005        2004(b)        2003          2002     2001(a)
--------------------------------------------------------------------------------------------------------------------------
American Century Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     13.50   $     12.28            --        --           --
   End of period .....................................   $     13.64   $     13.50   $     12.28        --           --
Accumulation units outstanding at the end of period ..       877,541       260,569        33,285        --           --
--------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     10.15   $     10.00            --        --           --
   End of period .....................................   $     10.12   $     10.15            --        --           --
Accumulation units outstanding at the end of period ..        74,365        36,497            --        --           --
--------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF International Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     11.25   $     10.00            --        --           --
   End of period .....................................   $     12.10   $     11.25            --        --           --
Accumulation units outstanding at the end of period ..     1,448,082       706,250            --        --           --
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     15.59   $     13.58            --        --           --
   End of period .....................................   $     16.48   $     15.59   $     13.58        --           --
Accumulation units outstanding at the end of period ..       313,521       154,844        34,851        --           --
--------------------------------------------------------------------------------------------------------------------------
PIMCO All Asset
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     11.60   $     10.81            --        --           --
   End of period .....................................   $     11.87   $     11.60   $     10.81        --           --
Accumulation units outstanding at the end of period ..       883,668       389,040        91,895        --           --
--------------------------------------------------------------------------------------------------------------------------
PIMCO Low Duration
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      9.64   $      9.83            --        --           --
   End of period .....................................   $      9.38   $      9.64   $      9.83        --           --
Accumulation units outstanding at the end of period ..     1,644,739     1,136,486       778,084        --           --
--------------------------------------------------------------------------------------------------------------------------
PIMCO Real Return
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     10.91   $     10.40            --        --           --
   End of period .....................................   $     10.72   $     10.91   $     10.40        --           --
Accumulation units outstanding at the end of period ..     3,581,337     1,308,272       394,954        --           --
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                             2005         2004(b)       2003           2002        2001(a)
--------------------------------------------------------------------------------------------------------------------------
Rydex Sector Rotation
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     13.05   $     12.24            --            --          --
   End of period .....................................   $     14.30   $     13.05   $     12.24            --          --
Accumulation units outstanding at the end of period ..       473,402       217,441        91,053            --          --
--------------------------------------------------------------------------------------------------------------------------
SBL Alpha Opportunity
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     12.56   $     11.58            --            --          --
   End of period .....................................   $     12.90   $     12.56   $     11.58            --          --
Accumulation units outstanding at the end of period ..       568,440       306,334        68,970            --          --
--------------------------------------------------------------------------------------------------------------------------
SBL Diversified Income
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     11.39   $     11.39   $     11.46   $     10.89   $   10.64
   End of period .....................................   $     11.18   $     11.39   $     11.39   $     11.46   $   10.89
Accumulation units outstanding at the end of period ..     2,650,198     1,781,038     1,281,255     1,143,363     416,745
--------------------------------------------------------------------------------------------------------------------------
SBL Enhanced Index
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      7.06   $      6.67   $      5.42   $      7.31   $    8.47
   End of period .....................................   $      7.14   $      7.06   $      6.67   $      5.42   $    7.31
Accumulation units outstanding at the end of period ..     1,069,058       819,933       577,687       237,774     192,600
--------------------------------------------------------------------------------------------------------------------------
SBL Equity
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      6.55   $      6.30   $      5.38   $      7.36   $    8.40
   End of period .....................................   $      6.58   $      6.55   $      6.30   $      5.38   $    7.36
Accumulation units outstanding at the end of period ..       836,707       810,045       758,144       544,857     176,676
--------------------------------------------------------------------------------------------------------------------------
SBL Equity Income
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     12.05   $     10.93   $      9.06   $     10.87   $   11.09
   End of period .....................................   $     12.04   $     12.05   $     10.93   $      9.06   $   10.87
Accumulation units outstanding at the end of period ..     3,510,406     1,944,876     1,161,217       803,419     287,273
--------------------------------------------------------------------------------------------------------------------------
SBL Global
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      9.23   $      8.07   $      5.84   $      7.84   $    9.09
   End of period .....................................   $     10.10   $      9.23   $      8.07   $      5.84   $    7.84
Accumulation units outstanding at the end of period ..     3,895,080     2,679,337     2,234,390       900,881     242,048
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                             2005         2004(b)        2003          2002        2001(a)
--------------------------------------------------------------------------------------------------------------------------
SBL High Yield
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     22.43   $     20.87   $     17.80   $     18.41   $   18.37
   End of period .....................................   $     22.43   $     22.43   $     20.87   $     17.80   $   18.41
Accumulation units outstanding at the end of period ..     1,028,882       703,478       627,384       301,751      47,057
--------------------------------------------------------------------------------------------------------------------------
SBL Large Cap Growth
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      5.28   $      5.31   $      4.44   $      6.33   $    7.39
   End of period .....................................   $      5.25   $      5.28   $      5.31   $      4.44   $    6.33
Accumulation units outstanding at the end of period ..     1,709,215     1,314,055     1,475,898       829,448     180,104
--------------------------------------------------------------------------------------------------------------------------
SBL Large Cap Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      8.70   $      8.16   $      6.57   $      9.00   $    9.77
   End of period .....................................   $      9.27   $      8.70   $      8.16   $      6.57   $    9.00
Accumulation units outstanding at the end of period ..     1,360,789     1,385,522       931,853       610,851     343,404
--------------------------------------------------------------------------------------------------------------------------
SBL Main Street Growth & Income(R)
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     15.06   $     14.38   $     11.82   $     15.21   $   17.05
   End of period .....................................   $     15.28   $     15.06   $     14.38   $     11.82   $   15.21
Accumulation units outstanding at the end of period ..     1,056,362       759,040       602,361       355,261     142,304
--------------------------------------------------------------------------------------------------------------------------
SBL Managed Asset Allocation
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      9.68   $      9.07   $      7.60   $      8.74   $    9.47
   End of period .....................................   $      9.73   $      9.68   $      9.07   $      7.60   $    8.74
Accumulation units outstanding at the end of period ..     1,580,984       892,862       554,165       252,528     103,760
--------------------------------------------------------------------------------------------------------------------------
SBL Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      9.05   $      8.53   $      5.67   $      8.34   $    9.68
   End of period .....................................   $      9.40   $      9.05   $      8.53   $      5.67   $    8.34
Accumulation units outstanding at the end of period ..     2,519,655     2,056,381     1,569,313     1,093,762     364,122
--------------------------------------------------------------------------------------------------------------------------
SBL Mid Cap Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     18.28   $     14.95   $     10.06   $     12.16   $   11.13
   End of period .....................................   $     20.47   $     18.28   $     14.95   $     10.06   $   12.16
Accumulation units outstanding at the end of period ..     3,156,522     1,847,663     1,135,916       798,428     292,715
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                             2005         2004(b)        2003          2002        2001(a)
--------------------------------------------------------------------------------------------------------------------------
SBL Money Market
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      9.27   $      9.56   $      9.87   $     10.13   $   10.16
   End of period .....................................   $      9.17   $      9.27   $      9.56   $      9.87   $   10.13
Accumulation units outstanding at the end of period ..     1,381,933       909,010     1,177,714       982,287     401,703
--------------------------------------------------------------------------------------------------------------------------
SBL Select 25
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      6.44   $      5.99   $      5.28   $      7.47   $    8.30
   End of period .....................................   $      6.93   $      6.44   $      5.99   $      5.28   $    7.47
Accumulation units outstanding at the end of period ..       631,796       405,968       314,857       185,009     133,791
--------------------------------------------------------------------------------------------------------------------------
SBL Small Cap Growth
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      6.49   $      5.75   $      3.82   $      5.40   $    7.14
   End of period .....................................   $      6.73   $      6.49   $      5.75   $      3.82   $    5.40
Accumulation units outstanding at the end of period ..     1,834,999     1,453,650     1,037,908       652,170     234,506
--------------------------------------------------------------------------------------------------------------------------
SBL Small Cap Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $     18.58   $     16.02   $     11.03   $     12.30   $   10.29
   End of period .....................................   $     20.49   $     18.58   $     16.02   $     11.03   $   12.30
Accumulation units outstanding at the end of period ..     1,350,837       757,314       506,024       319,542     164,868
--------------------------------------------------------------------------------------------------------------------------
SBL Social Awareness
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period ...............................   $      6.29   $      6.21   $      5.20   $      6.92   $    8.02
   End of period .....................................   $      6.36   $      6.29   $      6.21   $      5.20   $    6.92
Accumulation units outstanding at the end of period ..       362,512       338,586       266,498       209,531      65,355
--------------------------------------------------------------------------------------------------------------------------

1 The AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real Estate Fund effective July 3, 2006.


(a) For the period of January 12, 2001 (date of inception) through December 31, 2001.


(b) For the period of April 29, 2004 (date of inception) through December 31, 2004 for AIM V.I. International Growth, Dreyfus IP Technology Growth and Dreyfus VIF International Value.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2005, the Company had total assets of approximately $12.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $15.7 billion.


Published Ratings -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

      Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

      Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

      A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

      Administrative, Marketing, and Support Service Payments. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.


      12b-1 Fees and Investor Services Fees. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees or investor services fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees and investor services fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees or investor services fees ranging from 0% to 0.25% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

      Administrative Payments. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds) a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.15% to 0.60% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. The Company may also receive a servicing fee from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract invested in the Underlying Fund.


      Other Payments. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


      Total Payments. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees, investor services fees and administrative payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.


      Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

The Contract


General -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRA's established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


Application for a Contract -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.


Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o     Guaranteed Minimum Income Benefit at 3% or 5%;


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit);


o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*


o 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly Dollar for Dollar Combination Benefit);*


o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*


o     Extra Credit at 3%, 4% or 5%;(1)


o     Waiver of Withdrawal Charge; or


o     0-Year or 4-Year Alternate Withdrawal Charge.(1)


*     Provides a death benefit.


1 The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See the detailed description of each rider below.


Guaranteed Minimum Income Benefit -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.

      In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.


6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit) -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment "floor."

      The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in


--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------

determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.


      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchase this rider when you purchase the Contract, the Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchase this rider on a Contract Anniversary, the Annual Limit initially is equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.


      The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

      In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday.

      In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

      Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under "Annuity Options." The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2%.

      The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

                 ---------------------------------------------
                 Payment Frequency    Total Number of Payments
                 ---------------------------------------------
                      Monthly                    180
                     Quarterly                    60
                    Semiannual                    30
                      Annual                      15
                 ---------------------------------------------

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under "Annuity Options").

      The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your

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                                       24

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Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.

      If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.

      This rider is available only if the age of the Annuitant at the time the rider is issued is: (1) age 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) age 74 or younger for a Contract with Joint Annuitants issued in connection with a Qualified Plan; and (3) age 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan.

Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start

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                                       25

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--------------------------------------------------------------------------------

Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday;
(3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Annual Stepped Up and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.    The Annual Stepped Up Death Benefit (as described above); or

4.    The Guaranteed Growth Death Benefit at 5% (as described above).

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Enhanced Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

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                                       26

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      This rider is available only if the age of the Owner at the time the
Contract is issued is age 79 or younger. See the discussion under "Death
Benefit."

Combined Enhanced and Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office

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                                       27

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--------------------------------------------------------------------------------

within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."


6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit) -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit") as described under "6% Dollar for Dollar Guaranteed Minimum Income Benefit"; provided, however, that unlike the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, this rider is available only at the time you purchase the Contract. For a discussion of the Minimum Income Benefit, see "6% Dollar for Dollar Guaranteed Minimum Income Benefit."


      In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit "floor."

      The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.


      The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.

      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.


      The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

      In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the

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                                       28

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Contract Anniversary following the oldest Owner's 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of
(a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.

      In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

      The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.

      This rider is available only if the age of each Owner on the Contract Date is 79 or younger and the age of each Annuitant on the Contract Date is: (1) 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) 74 or younger for a Contract with Joint Annuitants issued in connection with a Qualified Plan; and (3) 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan. See the discussion under "Death Benefit."

Guaranteed Minimum Withdrawal Benefit -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

--------------------------------------------------------------------------------
                       Annual
                 Withdrawal Amount*   Benefit Amount*
--------------------------------------------------------------------------------
                         5%                130%
                         6%                110%
                         7%                100%
--------------------------------------------------------------------------------
* A percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)
--------------------------------------------------------------------------------

      If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

      If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

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                                       29

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      The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

      The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

Total Protection -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

      Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

      This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

      The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

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      The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

      This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.


Extra Credit -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See "Automatic Bonus Credit."


      In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.    Contract Value immediately prior to the withdrawal.

      The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start

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                                       31

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Date that is prior to seven years from the effective date of the rider.

      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

      The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

      If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                        ----------------------------------
                                          Rate of Return
                        Interest Rate    (net of expenses)
                        ----------------------------------
                             3%               -5.00%
                             4%               -1.50%
                             5%                0.80%
                        ----------------------------------

      The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

Waiver of Withdrawal Charge -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

      The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

      The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

      The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

      Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

      The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

      If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments

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made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.


Alternate Withdrawal Charge -- This rider makes available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.


                ------------------------   ------------------------
                     0-Year Schedule           4-Year Schedule
                ------------------------   ------------------------
                 Purchase                    Purchase
                Payment Age   Withdrawal   Payment Age   Withdrawal
                (in years)      Charge     (in years)      Charge
                ------------------------   ------------------------
                0 and over        0%            1            7%
                                                2            7%
                                                3            6%
                                                4            5%
                                           5 and over        0%
                ------------------------   ------------------------

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

Purchase Payments -- The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.


      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.


      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.


Automatic Bonus Credit -- Beginning May 1, 2005, the Company will automatically issue a rider, which makes available a Bonus Credit; provided, however, that the rider is available only if (1) the Company issues your Contract during the period of May 1, 2005 through December 31, 2006; (2) your Contract is issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date is 80 or younger.


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      The Bonus Credit, which will be added to your Contract Value, generally is equal to 2% of each Purchase Payment made in the first Contract Year. If your Contract is issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit is equal to 1% of each Purchase Payment made in the first Contract Year, and if your Contract is issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit is not available. The Company will apply the Bonus Credit to your Contract Value at the time the Purchase Payment is effective, and any Bonus Credit will be allocated among the Subaccounts in the same proportion as your Purchase Payment.

      The Company reserves the right to withdraw the automatic Bonus Credit at any time without notice. The Company currently plans to make the automatic Bonus Credit available in connection with Contracts issued during the period of May 1, 2005 through December 31, 2006. If your Contract is issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchase the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company plans to make the automatic Bonus Credit available if your application is submitted during the period of May 1, 2005 through December 31, 2006 and your initial Purchase Payment is received by the Company no later than February 28, 2007.

      The Bonus Credit is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and, for withdrawals made after the Free-Look period, is subject to any applicable withdrawal charge. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Bonus Credit applied. See "Free-Look Right." This Bonus Credit is not available to an Owner who purchases the Contract pursuant to exchange of an insurance or annuity contract issued by the Company or any affiliated life insurance company. There is no charge for this rider.


Allocation of Purchase Payments -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

Dollar Cost Averaging Option -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


      A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the


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amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.


      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


Asset Reallocation Option -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.


      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


Transfers of Contract Value -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The


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minimum transfer amount does not apply to transfers under the Dollar Cost
Averaging or Asset Reallocation Options.

      The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account." The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the SBL Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

      Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).


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                                       36

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-----------------------------------------------------------------   ------------
                                                                     Number of
                                                                    Round Trips
                            Subaccount                              Transfers(1)
-----------------------------------------------------------------   ------------
SBL Money Market                                                     Unlimited
-----------------------------------------------------------------   ------------
Van Kampen LIT Comstock, Van                                             8
Kampen UIF Equity and Income
-----------------------------------------------------------------   ------------
PIMCO VIT All Asset, Rydex VT Sector                                     6
Rotation
-----------------------------------------------------------------   ------------
AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I.             4
Global Health Care, AIM V.I. International Growth, AIM V.I. Mid
Cap Core Equity, AIM V.I. Real Estate,(2) Dreyfus IP Technology
Growth, Dreyfus VIF International Value, Legg Mason Variable
Aggressive Growth, Legg Mason Variable Small Cap Growth, MFS(R)
VIT Research International, MFS(R) VIT Total Return, MFS(R) VIT
Utilities, Neuberger Berman AMT Socially Responsive, Oppenheimer
Main Street Small Cap Fund(R)/VA, PIMCO VIT CommodityRealReturn
Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT
Low Duration, PIMCO VIT Real Return, RVT CLS AdvisorOne Amerigo,
RVT CLS AdvisorOne Clermont, SBL Alpha Opportunity, SBL
Diversified Income, SBL Enhanced Index, SBL Equity, SBL Equity
Income, SBL Global, SBL High Yield, SBL Large Cap Value, SBL
Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value,
SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, Van
Kampen LIT Government
-----------------------------------------------------------------   ------------
American Century VP Ultra(R), American                                   2
Century VP Value
-----------------------------------------------------------------   ------------
Royce Micro-Cap                                                         1(3)
-----------------------------------------------------------------   ------------
1 Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

2 AIM V.I. Real Estate Fund will be renamed the AIM V.I. Global Real Estate Fund effective July 3, 2006.

3 Number of round trip transfers that can be made in any 45-day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.


      To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. The Company expects to be contractually obligated to prohibit transfers by Owners identified by an Underlying Fund and to provide Owner transaction data to the Underlying Funds upon request. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective.

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                                       37

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Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      The Company does not limit or restrict transfers to or from the SBL Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o     Interest credited to the Fixed Account,

o     Payment of Purchase Payments,

o     The amount of any outstanding Contract Debt,

o     Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

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                                       38

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      The price of each Subaccount's units initially was $10. The price of a
Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, and (5) the administration charge under the Contract of 0.15%.

      The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

Full and Partial Withdrawals -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

      The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of

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                                       39

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the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, and/or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


Systematic Withdrawals -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.


      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."

      In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

Free-Look Right -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and

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                                       40

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will refund to you as of the Valuation Date on which the Company receives your
Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

Death Benefit -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

      If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.


      If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider, Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.


      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner's death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

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Distribution Requirements -- For Contracts issued in connection with a
Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Contingent Deferred Sales Charge -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include the Bonus Credits for purposes of assessing the withdrawal charge. As such, the Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits.

      The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

      The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or Bonus Credits that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain "age," depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is "age one" in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                    ---------------------------------------------
                     Purchase Payment or Bonus     Withdrawal
                       Credit Age (in years)         Charge
                    ---------------------------------------------
                                 1                     7%
                                 2                     7%
                                 3                     6%
                                 4                     5%
                                 5                     4%
                                 6                     3%
                                 7                     2%
                            8 and over                 0%
                    ---------------------------------------------

      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge,

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when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

      The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Mortality and Expense Risk Charge -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

       ------------------------------------------------------------------
                                                      Annual Mortality
       Contract Value                             and Expense Risk Charge
       ------------------------------------------------------------------
       Less than $25,000                                 0.85%
       At least $25,000 but less than $100,000           0.70%
       $100,000 or more                                  0.60%
       ------------------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.

Account Administration Charge -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes

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                                       43

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when due or any time thereafter. Premium tax rates currently range from 0% to
3.5%, but are subject to change by a governmental entity.

Loan Interest Charge -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

Other Charges -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."


Variations in Charges -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will make available the 0-Year Alternate Withdrawal Charge Rider at no charge and the 3% Extra Credit Rider at a reduced annual charge of 0.25% in connection with a Contract sold by a registered representative of Investment Advisors & Consultants, Inc.; provided that the Owner has also engaged Investment Advisors Asset Management, LLC to provide discretionary asset management services in connection with their Contract Value and so indicates in a letter of instruction that accompanies the Contract application. The Company will not pay Investment Advisors & Consultants, Inc. any commissions in connection with sales of the Contract on this basis. Please contact the Company with any questions concerning variations in charges.

Optional Rider Charges --In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, 6% Dollar for Dollar Guaranteed Minimum Income Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one rider that provides a death benefit.

      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A rider may not be available in all states. You may not select riders with a total charge that exceeds 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70%, the Guaranteed Minimum Income Benefit Rider at 5% with a cost of 0.30%, and the Total Protection Rider with a cost of 0.85%, because the total cost of such riders, 1.85%, would exceed the applicable maximum rider charge of 1.60%.


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                                       44

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
--------------------------------------------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------------------------------------------
                                                                                                           Annual
                                                                                              Rate(1)   Rider Charge
--------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                               3%          0.15%
                                                                                                5%          0.30%
--------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit                                          6%          0.60%
--------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                                 --          0.20%
--------------------------------------------------------------------------------------------------------------------
                                                                                                3%          0.10%
                                                                                                5%          0.20%
Guaranteed Growth Death Benefit                                                                 6%(2)       0.25%
                                                                                                7%(2)       0.30%
--------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                                  5%          0.25%
--------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                                          --          0.25%
--------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                                           --          0.35%
--------------------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                                           5%          0.35%
--------------------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit                        5%          0.45%
--------------------------------------------------------------------------------------------------------------------
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit     6%          0.85%
--------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                                           --          0.45%(3)
--------------------------------------------------------------------------------------------------------------------
Total Protection                                                                                --          0.85%(4)
--------------------------------------------------------------------------------------------------------------------
                                                                                                3%          0.40%
Extra Credit(5)                                                                                 4%          0.55%
                                                                                                5%          0.70%
--------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                                     --          0.05%
--------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                                                                0-Year        0.70%
                                                                                              4-Year        0.60%(7)
--------------------------------------------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.


2     Not available to Texas residents.


3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Rider).

4 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Rider).


5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

6 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

7 The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.
--------------------------------------------------------------------------------

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Guarantee of Certain Charges -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


Underlying Fund Expenses -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.


Annuity Period

General -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

      Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change

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                                       46

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--------------------------------------------------------------------------------

the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

      An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

      The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

Annuity Options --

      Option 1 -- Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.


      Option 2 -- Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.


      Option 3 -- Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      Option 4 --

      A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no

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                                       47

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further annuity payments will be made. If you have elected the Guaranteed
Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.


      Option 5 -- Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 6 -- Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 7 -- Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

      Option 8 -- Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

      The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

      On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that

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Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

      Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

Selection of an Option -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

      The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

The Fixed Account


      The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account is important to you, you should not select the foregoing optional riders.


      If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

Interest -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the

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Current Rate, if any, declared on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DCA Plus Account -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

      The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

      You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased a 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Extra Credit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.

Death Benefit -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

Contract Charges -- Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.

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Transfers and Withdrawals from the Fixed Account -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


      The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

Payments from the Fixed Account -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

Designation and Change of Beneficiary -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

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      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

Payments from the Separate Account -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

Proof of Age and Survival -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. If loans are available in your state, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

      When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

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      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the

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distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

      If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

      The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

Restrictions under the Texas Optional Retirement Program -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

Federal Tax Matters

Introduction -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.

Tax Status of the Company and the Separate Account --

      General. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      Charge for the Company's Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

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      Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of
Section 817(h).

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.

Income Taxation of Annuities in General--Non-Qualified Plans -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      Surrenders or Withdrawals Prior to the Annuity Start Date. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

      Surrenders or Withdrawals on or after the Annuity Start Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

      For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the

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non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

      Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

      If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

Additional Considerations --

      Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

      Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

      In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts

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issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      Possible Tax Changes. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.


Qualified Plans -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

      Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life

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of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age
70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.


      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. Beginning in 2006, however, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."


      Roth 403(b). Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code
Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      The employee may roll over distributions from a Roth 403(b) account to another Roth account, to a Roth account in a 401(k) plan, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account or a Roth 401(k) account, but not a Roth IRA.

      Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.


      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                       -----------------------------------
                               Tax Year           Amount
                       -----------------------------------

                               2006-2007          $4,000
                          2008 and thereafter     $5,000
                      -----------------------------------

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the


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individual's adjusted gross income for the year ($75,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2006). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.


      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

      Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the contract owner.


      Rollovers. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


      If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

      An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section
408. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.


      A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

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      Tax Penalties. Premature Distribution Tax. Distributions from a Qualified
Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

      Minimum Distribution Tax. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

      Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Information

Voting of Underlying Fund Shares -- The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

      Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments -- The Company reserves the right, subject to compliance with the law

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as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive an annual and semiannual report containing financial statements for each Underlying Fund, which will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.


Electronic Privileges -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.


      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If


--------------------------------------------------------------------------------
                                       61

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you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

Legal Proceedings -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

      In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

Legal Matters -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Sale of the Contract -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2005, 2004 and 2003, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $5,524,321, $4,849,070 and $6,434,187, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of


--------------------------------------------------------------------------------
                                       62

--------------------------------------------------------------------------------

distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


      Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

      Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.


      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.


      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2005 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc., OFG Financial Services, Inc., Aquarius Fund Distributors, Inc., Brecek & Young Advisors, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, PlanMember Securities Corporation, Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., Questar Capital Corporation, Geneos Wealth Management, Inc., VSR Financial Services, Inc., Legacy Financial Services, Inc., Investment Advisors and Consultants, Inc. and PacVest Associates, Inc.


      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Affiliated Selling Broker-Dealers. In addition to ordinary commissions, non-cash compensation, and additional compensation,

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                                       63

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the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of Contract in accordance with its respective internal compensation program.


Performance Information

      Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the SBL Money Market Subaccount yields may also become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.


      Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporates the performance of the Underlying Funds.


      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


Financial Statements -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV SecureDesigns Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


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                                       64

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Table of Contents for Statement of Additional Information

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID
UNDER TAX-QUALIFIED RETIREMENT PLANS


   Section 403(b)
   Roth 403(b)
   Sections 408 and 408A


PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

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                                       65

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Objectives for Underlying Funds

--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective prospectuses. Prospectuses for the Underlying Funds should be read in conjunction with this Prospectus.


--------------------------------------------------------------------------------------------------------------------------------
                                     Share Class (if
Underlying Fund                      applicable)       Investment Objective         Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund            Series II         Long-term growth of          AIM Advisors, Inc.
                                                       capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX  77046-1173

--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development         Series II         Long-term growth of          AIM Advisors, Inc.
Fund                                                   capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX  77046-1173

--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Heath Care Fund      Series I          Capital growth               AIM Advisors, Inc.
                                                                                    11 Greenway Plaza, Suite 100
                                                                                    Houston, TX  77046-1173

--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth        Series II         Long-term growth of          AIM Advisors, Inc.
Fund                                                   capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX  77046-1173

--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity         Series II         Long-term growth of          AIM Advisors, Inc.
Fund                                                   capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX  77046-1173

--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Real Estate Fund (to        Series I          High total return            AIM Advisors, Inc.
be renamed AIM V.I. Global Real                                                     11 Greenway Plaza, Suite 100
Estate Fund effective July 3,                                                       Houston, TX  77046-1173
2006)                                                                               (Investment Advisor)
                                                                                    INVESCO Institutional (N.A.), Inc.
                                                                                    1355 Peachtree Street, NE
                                                                                    Suite 250
                                                                                    Atlanta, GA
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra (R) Fund   Class II          Long-term capital growth     American Century Investment Management, Inc.
                                                                                    4500 Main Street
                                                                                    Kansas City, MO  64111

--------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund       Class II          Long-term capital growth     American Century Investment Management, Inc.
                                                                                    4500 Main Street
                                                                                    Kansas City, MO  64111

--------------------------------------------------------------------------------------------------------------------------------


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                                       66

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
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth         Service           Capital appreciation         The Dreyfus Corporation
Portfolio                                                                           200 Park Avenue
                                                                                    New York, NY  10166
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF International Value      Service           Long-term capital growth     The Dreyfus Corporation
Portfolio                                                                           200 Park Avenue
                                                                                    New York, NY  10166
--------------------------------------------------------------------------------------------------------------------------------
Legg Mason Variable Aggressive       Class II          Capital appreciation         Salomon Brothers Asset Management Inc.
Growth Fund                                                                         399 Park Avenue
                                                                                    New York, NY  10022
--------------------------------------------------------------------------------------------------------------------------------
Legg Mason Variable Small Cap        Class II          Long-term growth of          Salomon Brothers Asset Management Inc.
Growth Fund                                            capital                      399 Park Avenue
                                                                                    New York, NY  10022
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research International    Service           Capital appreciation         Massachusetts Financial Services Company
Series                                                                              500 Boylston Street
                                                                                    Boston, MA  02116
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return Series       Service           Above-average income         Massachusetts Financial Services Company
                                                       (compared to a portfolio     500 Boylston Street
                                                       invested entirely in         Boston, MA  02116
                                                       equity securities)
                                                       consistent with the
                                                       prudent employment of
                                                       capital

--------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series          Service           Capital growth and           Massachusetts Financial Services Company
                                                       current income (income       500 Boylston Street
                                                       above that available from    Boston, MA  02116
                                                       a portfolio invested
                                                       entirely in equity
                                                       securities)

--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Socially        Class S           Long-term growth of          Neuberger Berman Management Inc.
Responsive Portfolio                                   capital                      605 Third Avenue
                                                                                    New York, NY  10158
                                                                                    (Investment Adviser)
                                                                                    Neuberger Berman, LLC
                                                                                    605 Third Avenue
                                                                                    New York, NY  10158
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small        Service           Capital appreciation         OppenheimerFunds, Inc.
Cap Fund(R)/VA                                                                      Two World Financial Center
                                                                                    225 Liberty Street, 11th Floor
                                                                                    New York, NY  10281

--------------------------------------------------------------------------------------------------------------------------------


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                                       67

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio        Administrative    Maximum real return          Pacific Investment Management Company LLC
                                                       consistent with              840 Newport Center Drive, Suite 100
                                                       preservation of real         Newport Beach, CA  92660
                                                       capital and prudent
                                                       investment management
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn        Administrative    Maximum real return          Pacific Investment Management Company LLC
Strategy Portfolio                                     consistent with prudent      840 Newport Center Drive, Suite 100
                                                       investment management        Newport Beach, CA  92660
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond               Administrative    Maximum total return,        Pacific Investment Management Company LLC
Portfolio (U.S. Dollar-Hedged)                         consistent with              840 Newport Center Drive, Suite 100
                                                       preservation of capital      Newport Beach, CA  92660
                                                       and prudent investment
                                                       management
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio     Administrative    Maximum real return          Pacific Investment Management Company LLC
                                                       consistent with              840 Newport Center Drive, Suite 100
                                                       preservation of  capital     Newport Beach, CA  92660
                                                       and prudent investment
                                                       management
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio      Administrative    Maximum real return          Pacific Investment Management Company LLC
                                                       consistent with              840 Newport Center Drive, Suite 100
                                                       preservation of real         Newport Beach, CA  92660
                                                       capital and prudent
                                                       investment management

--------------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio                              Long-term growth of          Royce & Associates, LLC
                                                       capital                      1414 Avenue of the Americas
                                                                                    New York, NY  10019

--------------------------------------------------------------------------------------------------------------------------------
RVT CLS AdvisorOne Amerigo Fund                        Long-term growth of          Rydex Investments
                                                       capital without regard to    9601 Blackwell Rd., Suite 500
                                                       current income               Rockville, MD  20850
                                                                                    (Investment Adviser)
                                                                                    Clarke Lanzen Skalla Investment Firm, LLC
                                                                                    4020 South 147th St.
                                                                                    Omaha, NE  68137
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       68

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
RVT CLS AdvisorOne Clermont Fund                       Current income and growth    Rydex Investments
                                                       of capital                   9601 Blackwell Rd., Suite 500
                                                                                    Rockville, MD  20850
                                                                                    (Investment Adviser)
                                                                                    Clarke Lanzen Skalla Investment Firm, LLC
                                                                                    4020 South 147th St.
                                                                                    Omaha, NE  68137
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation Fund                          Respond to the               Rydex Investments
                                                       dynamically changing         9601 Blackwell Rd., Suite 500
                                                       economy by moving its        Rockville, MD  20850
                                                       investments among
                                                       different sectors or
                                                       industries

--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series A                                      Long-term capital growth     Security Management Company, LLC
(SBL Equity)                                                                        One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series B                                      Long-term growth of          Security Management Company, LLC
(SBL Large Cap Value)                                  capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series C                                      High level of current        Security Management Company, LLC
(SBL Money Market)                                     income as is consistent      One Security Benefit Place
                                                       with preserving capital      Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series D                                      Long-term growth of          Security Management Company, LLC
(SBL Global)                                           capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
                                                                                    (Investment Adviser)
                                                                                    OppenheimerFunds, Inc.
                                                                                    498 Seventh Avenue
                                                                                    New York, NY  10018
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series E                                      Current income with          Security Management Company, LLC
(SBL Diversified Income)                               security of principal        One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------


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                                       69

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series H                                      Outperform S&P 500 Index     Security Management Company, LLC
(SBL Enhanced Index)                                                                One Security Benefit Place
                                                                                    Topeka, KS  66636
                                                                                    (Investment Adviser)
                                                                                    Northern Trust Investments, N.A.
                                                                                    50 LaSalle Street
                                                                                    Chicago, IL  60675
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series J                                      Capital appreciation         Security Management Company, LLC
(SBL Mid Cap Growth)                                                                One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series N                                      High level of total return   Security Management Company, LLC
(SBL Managed Asset Allocation)                                                      One Security Benefit Place
                                                                                    Topeka, KS  66636
                                                                                    (Investment Adviser)
                                                                                    T. Rowe Price Associates, Inc.
                                                                                    100 East Pratt Street
                                                                                    Baltimore, MD  21202
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series O                                      Substantial dividend         Security Management Company, LLC
(SBL Equity Income)                                    income and capital           One Security Benefit Place
                                                       appreciation                 Topeka, KS  66636
                                                                                    (Investment Adviser)
                                                                                    T. Rowe Price Associates, Inc.
                                                                                    100 East Pratt Street
                                                                                    Baltimore, MD  21202
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series P                                      High current income          Security Management Company, LLC
(SBL High Yield)                                                                    One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Q                                      Long-term capital            Security Management Company, LLC
(SBL Small Cap Value)                                  appreciation                 One Security Benefit Place
                                                                                    Topeka, KS  66636
                                                                                    (Investment Adviser)
                                                                                    Wells Capital Management Inc.
                                                                                    525 Market Street
                                                                                    San Francisco, CA  94105
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       70

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series V                                      Diversified portfolio of     Security Management Company, LLC
(SBL Mid Cap Value)                                    equity securities that,      One Security Benefit Place
                                                       when purchased, have         Topeka, KS  66636
                                                       market capitalizations
                                                       that are similar to those
                                                       of companies in the
                                                       Russell 2500 Value Index

--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series X                                      Long-term growth of          Security Management Company, LLC
(SBL Small Cap Growth)                                 capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
                                                                                    (Investment Adviser)
                                                                                    RS Investment Management, L.P.
                                                                                    388 Market Street
                                                                                    San Francisco, CA  94111
                                                                                    (Sub-adviser)

--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Y                                      Long-term growth of          Security Management Company, LLC
(SBL Select 25)                                        capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Z                                      Long-term growth of          Security Management Company, LLC
(SBL Alpha Opportunity)                                capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
                                                                                    (Investment Advisers)
                                                                                    Mainstream Investment Advisers, LLC
                                                                                    101 West Spring Street, Suite 401
                                                                                    New Albany, IN  47150
                                                                                    (Sub-Advisers)
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock              Class II          Capital growth and income    Van Kampen Asset Management
Portfolio                                                                           1221 Avenue of the Americas
                                                                                    New York, NY  10020

--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Government            Class II          High current return          Van Kampen Asset Management
Portfolio                                              consistent with              1221 Avenue of the Americas
                                                       preservation of capital      New York, NY  10020

--------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and            Class II          Capital appreciation and     Morgan Stanley Investment Management Inc.
Income Portfolio                                       current income               1221 Avenue of the Americas
                                                                                    New York, NY  10020

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       71

                                              [LOGO] SECURITY BENEFIT(SM)
                                                     Security Distributors, Inc.


  Prospectus                            May 1, 2006


--------------------------------------------------------------------------------
  NEA VALUEBUILDER VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                           ---------------------
                                                             Important Privacy
                                                              Notice Included

                                                              See Back Cover
                                                           ---------------------


NEA 191 (R5-06)                                                      28-01912-00

--------------------------------------------------------------------------------

                        NEA VALUEBUILDER VARIABLE ANNUITY

                      Individual Flexible Purchase Payment
                       Deferred Variable Annuity Contract

                  Issued By:                  Mailing Address:

  Security Benefit Life Insurance Company     Security Benefit Life Insurance
  One Security Benefit Place                    Company
  Topeka, Kansas 66636-0001                   P.O. Box 750497
  1-800-NEA-VALU                              Topeka, Kansas 66675-0497

--------------------------------------------------------------------------------

      This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:(1)

o  AIM Basic Value

o  AIM Dynamics
o  AIM Large Cap Growth
o  AIM Mid Cap Core Equity

o  AIM Small Cap Growth

o  AIM Technology
o  American Century Equity Income
o  American Century International Growth
o  American Century Heritage

o  American Century Select

o  Ariel Fund

o  Calamos Growth(2)

o  Calamos Growth and Income
o  Dreyfus Appreciation
o  Dreyfus Premier Strategic Value
o  Dreyfus Midcap Value
o  Dreyfus General Money Market

o  Fidelity(R) Advisor Dividend Growth
o  Fidelity(R) Advisor Mid Cap(3)
o  Fidelity(R) Advisor Value Strategies

o  Lehman Brothers Core Bond(4)

o  Neuberger Berman Socially Responsive

o  PIMCO High Yield
o  Security Capital Preservation
o  Security Diversified Income
o  Security Income Opportunity
o  Security Global(1)

o  Security Equity

o  Security Mid Cap Value

o  Security Select 25
o  Security Small Cap Growth(2)
o  Security Large Cap Value

o  Security Mid Cap Growth
o  Van Kampen Equity and Income
o  Van Kampen Comstock
o  Van Kampen Aggressive Growth

o  Wells Fargo Advantage Growth and Income
o  Wells Fargo Advantage Growth(2)
o  Wells Fargo Advantage Small Cap Value(2)
o  Wells Fargo Advantage Opportunity(2)

(1) The Security Large Cap Growth and Security Social Awareness Subaccounts are no longer available under the Contract, effective May 1, 2006. As a result, you may no longer allocate Purchase Payments or transfer Contract Value to those Subaccounts. However, you may continue to transfer Contract Value from those Subaccounts. The Board of Directors of Security Equity Fund has approved the reorganization of the funds underlying those Subaccounts and called a special meeting of shareholders to vote on the proposed reorganizations. If the reorganizations are approved by shareholders at the meeting of shareholders, which is expected to be held on June 1, 2006, Security Large Cap Growth Fund and Security Social Awareness Fund (the "Acquired Funds") will be reorganized on a tax-free basis into Security Select 25 (the "Acquiring Fund"), on or about June 16, 2006 (the "Closing Date"). Assuming that the reorganizations are consummated, if you have allocated Contract Value to the Security Large Cap Growth and/or Security Social Awareness Subaccounts, your Contract Value allocated to each of those Subaccounts will be automatically allocated to the corresponding Acquiring Fund Subaccount, effective on the Closing Date. If you have in place an Automatic Investment Program or a Dollar Cost Averaging or Asset Reallocation option that includes an Acquired Fund Subaccount and you have not provided alternate instructions, the Company will allocate your Purchase Payment or Contract Value under such option to the corresponding Acquiring Fund Subaccount. If you currently have Contract Value allocated to the Acquired Fund Subaccounts, you may transfer it to another Subaccount(s) at any time.

--------------------------------------------------------------------------------
      The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. You should read this Prospectus carefully and retain it for future reference.

      Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.

      The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.


Date: May 1, 2006

--------------------------------------------------------------------------------
               The variable annuity covered by this Prospectus is
                 the subject of a pending patent application in
                 the United States Patent and Trademark Office.
--------------------------------------------------------------------------------

NEA 191 (R5-06)                                                      28-01912-00

--------------------------------------------------------------------------------


(2) These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

(3) The Fidelity(R) Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity(R) Advisor Mid Cap Subaccount. If you purchased your Contract after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity(R) Advisor Mid Cap Subaccount.

(4) Formerly the Ariel Premier Bond Subaccount. Ariel Premier Bond Fund converted to the Lehman Brothers Core Bond Fund, effective June 10, 2005.


      Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-NEA-VALU. The table of contents of the Statement of Additional Information is set forth on page 60 of this Prospectus.


      The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement between the Company (and certain of its affiliates) and certain subsidiaries of The National Education Association of the United States (the "NEA"). Pursuant to this agreement, the Company pays one of these subsidiaries an annual fee in exchange for receiving certain services in connection with the Contract. The NEA and its subsidiaries are not registered as broker-dealers and do not distribute the Contract or provide securities brokerage services. See "Information About the Company, the Separate Account, and the Funds" for more information about this arrangement.

      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Table of Contents

                                                                            Page

DEFINITIONS ...............................................................    5

SUMMARY ...................................................................    6
   Purpose of the Contract ................................................    6
   The Separate Account and the Funds .....................................    6
   Fixed Account ..........................................................    6
   Purchase Payments ......................................................    6
   Contract Benefits ......................................................    6
   Optional Riders ........................................................    6
   Free-Look Right ........................................................    7
   Charges and Deductions .................................................    7
   Tax-Free Exchanges .....................................................   10
   Contacting the Company .................................................   10

EXPENSE TABLE .............................................................   11
   Contract Owner Transaction Expenses ....................................   11
   Periodic Expenses ......................................................   11
   Optional Rider Expenses ................................................   12
   Example ................................................................   13

CONDENSED FINANCIAL INFORMATION ...........................................   14

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS ........   20
   Security Benefit Life Insurance Company ................................   20
   NEA Valuebuilder Program ...............................................   20
   Published Ratings ......................................................   20
   Separate Account .......................................................   21
   Underlying Funds .......................................................   21

THE CONTRACT ..............................................................   22
   General ................................................................   22
   Application for a Contract .............................................   23

   Optional Riders ........................................................   23
   Guaranteed Minimum Income Benefit ......................................   23
   Annual Stepped Up Death Benefit ........................................   23
   Guaranteed Growth Death Benefit ........................................   24
   Combined Annual Stepped Up and
     Guaranteed Growth Death Benefit ......................................   24
   Enhanced Death Benefit .................................................   25
   Combined Enhanced and Annual
     Stepped Up Death Benefit .............................................   25
   Combined Enhanced and Guaranteed
     Growth Death Benefit .................................................   26
   Combined Enhanced, Annual Stepped Up,
     and Guaranteed Growth Death Benefit ..................................   26
   Guaranteed Minimum Withdrawal Benefit ..................................   26
   Total Protection .......................................................   27
   Extra Credit ...........................................................   28
   Waiver of Withdrawal Charge ............................................   30
   Alternate Withdrawal Charge ............................................   30
   Waiver of Withdrawal Charge--15 Years or Disability ....................   30
   Waiver of Withdrawal Charge--10 Years or Disability ....................   30
   Waiver of Withdrawal Charge--Hardship ..................................   30
   Waiver of Withdrawal Charge--5 Years and Age 59 1/2 ....................   31
   Purchase Payments ......................................................   31
   Allocation of Purchase Payments ........................................   31
   Dollar Cost Averaging Option ...........................................   32
   Asset Reallocation Option ..............................................   32
   Transfers of Contract Value ............................................   33
   Contract Value .........................................................   35
   Determination of Contract Value ........................................   35
   Cut-Off Times ..........................................................   36
   Full and Partial Withdrawals ...........................................   36
   Systematic Withdrawals .................................................   37
   Free-Look Right ........................................................   38
   Death Benefit ..........................................................   38
   Distribution Requirements ..............................................   39
   Death of the Annuitant .................................................   39

CHARGES AND DEDUCTIONS ....................................................   39
   Contingent Deferred Sales Charge .......................................   39
   Mortality and Expense Risk Charge ......................................   40
   Administration Charge ..................................................   40
   Account Administration Charge ..........................................   40
   Premium Tax Charge .....................................................   40
   Loan Interest Charge ...................................................   41
   Other Charges ..........................................................   41
   Variations in Charges ..................................................   41
   Optional Rider Charges .................................................   41
   Teacher Retirement System of Texas -
     Limits on Optional Riders ............................................   41
   Guarantee of Certain Charges ...........................................   43
   Underlying Fund Expenses ...............................................   43


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Page

ANNUITY PERIOD ............................................................   43
   General ................................................................   43
   Annuity Options ........................................................   44
   Selection of an Option .................................................   46

THE FIXED ACCOUNT .........................................................   46
   Interest ...............................................................   46
   Death Benefit ..........................................................   47
   Contract Charges .......................................................   47
   Transfers and Withdrawals from the Fixed Account .......................   47
   Payments from the Fixed Account ........................................   47

MORE ABOUT THE CONTRACT ...................................................   48
   Ownership ..............................................................   48
   Designation and Change of Beneficiary ..................................   48
   Dividends ..............................................................   48
   Payments from the Separate Account .....................................   48
   Proof of Age and Survival ..............................................   48
   Misstatements ..........................................................   48
   Loans ..................................................................   48
   Restrictions on Withdrawals from Qualified Plans .......................   50
   Restrictions under the Texas
     Optional Retirement Program ..........................................   50

FEDERAL TAX MATTERS .......................................................   50
   Introduction ...........................................................   50
   Tax Status of the Company and the Separate Account .....................   51
   Qualified Plans ........................................................   51

OTHER INFORMATION .........................................................   54
   Voting of Underlying Fund Shares .......................................   54
   Substitution of Investments ............................................   55
   Changes to Comply with Law and Amendments ..............................   55
   Reports to Owners ......................................................   55
   Electronic Privileges ..................................................   55
   State Variations .......................................................   56
   Legal Proceedings ......................................................   56
   Sale of the Contract ...................................................   56
   Legal Matters ..........................................................   59

PERFORMANCE INFORMATION ...................................................   59

ADDITIONAL INFORMATION ....................................................   59
   Registration Statement .................................................   59
   Financial Statements ...................................................   59

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL
   INFORMATION ............................................................   60


OBJECTIVES FOR UNDERLYING FUNDS ...........................................   61


APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Definitions

      Various terms commonly used in this Prospectus are defined as follows:

      Accumulation Unit -- A unit of measure used to calculate Contract Value.

      Administrative Office -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

      Annuitant -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      Annuity -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      Annuity Options -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      Annuity Period -- The period beginning on the Annuity Start Date during which annuity payments are made.

      Annuity Start Date -- The date when annuity payments begin as elected by the Owner.

      Annuity Unit -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

      Automatic Investment Program -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

      Contract Date -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      Contract Debt -- The unpaid loan balance including loan interest.

      Contract Value -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      Contract Year -- Each twelve-month period measured from the Contract Date.

      Credit Enhancement -- An amount added to Contract Value under the Extra Credit Rider.

      Designated Beneficiary -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

      Fixed Account -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

      General Account -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      Guaranteed Rate -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

      Owner -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      Participant -- A Participant under a Qualified Plan.

      Purchase Payment -- An amount paid to the Company as consideration for the Contract.

      Separate Account -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      Subaccount -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      Underlying Fund -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

      Valuation Date -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Valuation Period -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      Withdrawal Value -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

Purpose of the Contract -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

The Separate Account and the Funds -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."

      You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


      The Fidelity(R) Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, and the Fidelity(R) Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity(R) Advisor International Capital Appreciation Subaccount after December 31, 2004.


Fixed Account -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

Purchase Payments -- Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

Contract Benefits -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

o     Guaranteed Minimum Income Benefit at 3% or 5%;

o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
      Benefit;*

o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*

o     Extra Credit at 3%, 4% or 5%;

o     Waiver of Withdrawal Charge;


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o     Alternate Withdrawal Charge;

o     Waiver of Withdrawal Charge - 15 Years or Disability;

o     Waiver of Withdrawal Charge - 10 Years or Disability;

o     Waiver of Withdrawal Charge - Hardship;

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*Provides a death benefit.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See the detailed description of each rider under "Optional Riders."

Free-Look Right -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

Charges and Deductions -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

      The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                    ---------------------------------------------
                       Purchase Payment Age        Withdrawal
                            (in years)               Charge
                    ---------------------------------------------
                                 1                     7%
                                 2                     7%
                                 3                     6%
                                 4                     5%
                                 5                     4%
                                 6                     3%
                                 7                     2%
                            8 and over                 0%
                    ---------------------------------------------

      The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

      Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            ----------------------------------------------------
                                          Annual Mortality and
            Contract Value                Expense Risk Charge
            ----------------------------------------------------
            Less than $25,000                    0.90%
            $25,000 or more                      0.75%
            ----------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."

      Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

      The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A Rider may not be available in all states. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. Each rider and its charge are listed below. See "Optional Rider Charges."

      Teacher Retirement System of Texas - Limits on Optional Riders. If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select riders with a total charge that exceeds 0.25% of Contract Value and only the following riders are available for purchase:

o     Annual Stepped Up Death Benefit

o     Enhanced Death Benefit

o     Guaranteed Growth Death Benefit at 3%

o     Guaranteed Growth Death Benefit at 5%

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit

o     Guaranteed Minimum Income Benefit at 3%

o     Waiver of Withdrawal Charge

o     Waiver of Withdrawal Charge - Hardship

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
-----------------------------------------------------------------------------------------------------
                                                                                            Annual
                                                                              Rate(1)    Rider Charge
-----------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                3%          0.15%
                                                                                 5%          0.30%
-----------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                 --           0.20%
-----------------------------------------------------------------------------------------------------
                                                                                 3%          0.10%
                                                                                 5%          0.20%
Guaranteed Growth Death Benefit                                                  6%(2)       0.25%
                                                                                 7%(2)       0.30%
-----------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                   5%          0.25%
-----------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                          --           0.25%
-----------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                           --           0.35%
-----------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                            5%          0.35%
-----------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit         5%          0.40%
-----------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                           --           0.45%(3)
-----------------------------------------------------------------------------------------------------
Total Protection                                                                --           0.85%(4)
-----------------------------------------------------------------------------------------------------
                                                                                 3%          0.40%
Extra Credit(5)                                                                  4%          0.55%
                                                                                 5%          0.70%
-----------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                     --           0.05%
-----------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                                                 0-Year        0.70%
-----------------------------------------------------------------------------------------------------
                                                                               4-Year        0.55%
-----------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 15 Years or Disability                            --           0.05%
-----------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 10 Years or Disability                            --           0.10%
-----------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - Hardship                                          --           0.15%
-----------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2                            --           0.20%
-----------------------------------------------------------------------------------------------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)   Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

      Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

      Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      Loan Interest Charge. The Company charges an effective annual interest rate on a loan that currently is an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

      Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

Tax-Free Exchanges -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Contacting the Company -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-NEA-VALU.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

------------------------------------------------------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                                                                None
------------------------------------------------------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)                  7%(1)
------------------------------------------------------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                                                                    None
------------------------------------------------------------------------------------------------------------------------------
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
------------------------------------------------------------------------------------------------------------------------------
   Account Administration Charge                                                                                  $30(2)
------------------------------------------------------------------------------------------------------------------------------
   Net Loan Interest Charge3                                                                                      2.75%
------------------------------------------------------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
------------------------------------------------------------------------------------------------------------------------------
     Annual Mortality and Expense Risk Charge                                                                     0.90%(4)
------------------------------------------------------------------------------------------------------------------------------
     Annual Administration Charge                                                                                 0.15%
------------------------------------------------------------------------------------------------------------------------------
     Maximum Annual Charge for Optional Riders                                                                    1.55%(5)
------------------------------------------------------------------------------------------------------------------------------
     Total Separate Account Annual Expenses                                                                       2.60%
------------------------------------------------------------------------------------------------------------------------------

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to
      (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.75% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.75%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select Riders with total rider charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Interest       Annual
                                                                                                   Rate(1)    Rider Charge
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                                                               3%          0.15%
                                                                                                      5%          0.30%
----------------------------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                                                                --           0.20%
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      3%          0.10%
Guaranteed Growth Death Benefit Rider                                                                 5%          0.20%
                                                                                                      6%(4)       0.25%
                                                                                                      7%(4)       0.30%
----------------------------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider              5%          0.25%
----------------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit Rider                                                                         --           0.25%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider                      --           0.35%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider                       5%          0.35%
----------------------------------------------------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual Stepped Up
Death Benefit Rider, and Guaranteed Growth Death Benefit Rider                                        5%          0.40%
----------------------------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider                                                          --           0.45%(2)
----------------------------------------------------------------------------------------------------------------------------
Total Protection Rider                                                                               --           0.85%(2)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      3%          0.40%
Extra Credit Rider(5)                                                                                 4%          0.55%
                                                                                                      5%          0.70%
----------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                                                                    --           0.05%
----------------------------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(3)                                                                0-Year        0.70%
                                                                                                    4-Year        0.55%
----------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years or Disability                                             --          0.05%
----------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or Disability                                             --          0.10%
----------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship                                                           --          0.15%
----------------------------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2                                             --          0.20%
----------------------------------------------------------------------------------------------------------------------------

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(3) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(4)   Not available to Texas residents.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


   --------------------------------------------------------------------------
                                                            Minimum   Maximum
   --------------------------------------------------------------------------
    Total Annual Underlying Fund Operating Expenses(1)       0.78%     2.57%
   --------------------------------------------------------------------------
   (1) Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2005, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2005.
   --------------------------------------------------------------------------


Example -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------------------------------------------------------------
                                                                1             3             5            10
                                                              Year          Years         Years         Years
-----------------------------------------------------------------------------------------------------------------
If you surrender your Contract at the end
of the applicable time period                                $1,146        $2,085        $2,932        $5,127
-----------------------------------------------------------------------------------------------------------------
If you do not surrender or you annuitize your Contract          517         1,547         2,574         5,127
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Condensed Financial Information


      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31. Because the AIM Large Cap Growth, Security Select 25 and Neuberger Berman AMT Socially Responsive Subaccounts were not in existence as of December 31, 2005, accumulation unit values and ending accumulation units outstanding for these Subaccounts have not been provided.

----------------------------------------------------------------------------------------------------------------------------
                                                             2005       2004(3)          2003          2002       2001(1)
----------------------------------------------------------------------------------------------------------------------------
AIM Basic Value
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 9.42         $8.83         $6.87         $9.29        $10.12
   End of period.....................................      $ 9.56         $9.42         $8.83         $6.87         $9.29
Accumulation units outstanding at the end of period..     363,384       353,201       275,921       171,063        32,599
----------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.80         $9.87         $8.07         $9.44        $10.06
   End of period.....................................      $11.16        $10.80         $9.87         $8.07         $9.44
Accumulation units outstanding at the end of period..      75,101        58,714        39,579        27,915         5,147
----------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.79         $8.55         $6.39         $9.23         $9.86
   End of period.....................................      $ 9.15         $8.79         $8.55         $6.39         $9.23
Accumulation units outstanding at the end of period..     231,671       212,475       119,229        63,534         9,248
----------------------------------------------------------------------------------------------------------------------------
AIM Blue Chip
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 7.18         $7.16         $5.94         $8.40         $9.50
   End of period.....................................      $ 7.12         $7.18         $7.16         $5.94         $8.40
Accumulation units outstanding at the end of period..     103,345        84,469        46,054        33,460         9,003
----------------------------------------------------------------------------------------------------------------------------
AIM Dynamics
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 7.18         $6.69         $5.04         $7.84         $9.34
   End of period.....................................      $ 7.62         $7.18         $6.69         $5.04         $7.84
Accumulation units outstanding at the end of period..       8,367         6,681         5,288         3,373           166
----------------------------------------------------------------------------------------------------------------------------
AIM Technology
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 4.85         $4.89         $3.56         $7.02         $8.76
   End of period.....................................       $4.74         $4.85         $4.89         $3.56         $7.02
Accumulation units outstanding at the end of period..      34,201        43,406        43,502        21,478         5,353
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                             2005       2004(3)          2003          2002       2001(1)
----------------------------------------------------------------------------------------------------------------------------
American Century Heritage
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.12         $7.90         $6.78         $8.40        $10.09
   End of period.....................................      $ 9.52         $8.12         $7.90         $6.78         $8.40
Accumulation units outstanding at the end of period..      49,172        14,551         4,276           946           652
----------------------------------------------------------------------------------------------------------------------------
American Century Select
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 7.85         $7.62         $6.37         $8.60         $9.59
   End of period.....................................      $ 7.60         $7.85         $7.62         $6.37         $8.60
Accumulation units outstanding at the end of period..     301,761       248,705       126,043        36,916         1,562
----------------------------------------------------------------------------------------------------------------------------
American Century Equity Income
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $12.21        $11.31         $9.49        $10.41        $10.11
   End of period.....................................      $12.00        $12.21        $11.31         $9.49        $10.41
Accumulation units outstanding at the end of period..     423,121       186,309        97,385        47,779         6,302
----------------------------------------------------------------------------------------------------------------------------
American Century International Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.38         $7.57         $6.29         $8.12         $9.21
   End of period.....................................      $ 9.11         $8.38         $7.57         $6.29         $8.12
Accumulation units outstanding at the end of period..     229,787        83,030        45,457        29,825         2,116
----------------------------------------------------------------------------------------------------------------------------
Ariel
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $12.09        $10.31         $8.37        $10.07            --
   End of period.....................................      $11.74        $12.09        $10.31         $8.37            --
Accumulation units outstanding at the end of period..     474,699       262,445        76,731        12,721            --
----------------------------------------------------------------------------------------------------------------------------
Calamos Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $11.54        $10.11         $7.39         $9.13         $9.70
   End of period.....................................      $12.04        $11.54        $10.11         $7.39         $9.13
Accumulation units outstanding at the end of period..   1,405,361       943,864       531,609       218,387        35,400
----------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $11.60        $11.00         $8.96         $9.72         $9.89
   End of period.....................................      $12.05        $11.60        $11.00         $8.96         $9.72
Accumulation units outstanding at the end of period..     972,462       635,590       294,054       125,714        19,412
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.47         $8.34         $7.20         $9.04         $9.64
   End of period.....................................      $ 8.48         $8.47         $8.34         $7.20         $9.04
Accumulation units outstanding at the end of period..     346,725       261,696       133,359        79,711        16,424
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                             2005       2004(3)          2003          2002       2001(1)
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.76         $9.52         $6.89         $9.80         $9.93
   End of period.....................................      $11.21        $10.76         $9.52         $6.89         $9.80
Accumulation units outstanding at the end of period..     148,805        87,176        37,184        26,572         1,387
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.36         $9.17         $6.05         $9.44         $9.60
   End of period.....................................      $10.77        $10.36         $9.17         $6.05         $9.44
Accumulation units outstanding at the end of period..     170,158       156,368       115,169        88,629        10,151
----------------------------------------------------------------------------------------------------------------------------
Dreyfus General Money Market
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.99         $9.31         $9.66         $9.93        $10.00
   End of period.....................................      $ 8.85         $8.99         $9.31         $9.66         $9.93
Accumulation units outstanding at the end of period..      96,114        79,034        37,676        32,662         7,130
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Value Strategies
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $11.74        $10.68         $6.94         $9.79        $10.73
   End of period.....................................      $11.54        $11.74        $10.68         $6.94         $9.79
Accumulation units outstanding at the end of period..     133,740       132,085        77,863        58,759        13,282
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Dividend Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.52         $8.42         $7.16         $9.40         $9.90
   End of period.....................................      $ 8.44         $8.52         $8.42         $7.16         $9.40
Accumulation units outstanding at the end of period..     273,457       227,521       111,746        50,115         4,709
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Mid Cap
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $11.00         $9.87         $7.14         $9.14        $10.01
   End of period.....................................      $11.45        $11.00         $9.87         $7.14         $9.14
Accumulation units outstanding at the end of period..      53,810        48,322        32,199        18,240         7,408
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor International
Capital Appreciation
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $11.00        $10.38         $7.66         $9.12         $9.28
   End of period.....................................      $11.99        $11.00        $10.38         $7.66         $9.12
Accumulation units outstanding at the end of period..     132,937       170,577       108,858        11,026           637
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                             2005       2004(3)          2003          2002       2001(1)
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Core Bond
(formerly Ariel Premier Bond)(2)
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.42        $10.41        $10.43        $10.00            --
   End of period.....................................      $10.24        $10.42        $10.41        $10.43            --
Accumulation units outstanding at the end of period..     357,226        82,671        40,914         5,873            --
----------------------------------------------------------------------------------------------------------------------------
PIMCO High Yield
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $11.84        $11.30         $9.53         $9.97            --
   End of period.....................................      $11.86        $11.84        $11.30         $9.53            --
Accumulation units outstanding at the end of period..     218,895       121,715        44,609         4,806            --
----------------------------------------------------------------------------------------------------------------------------
Security Capital Preservation
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.34        $10.13        $10.18        $10.13        $10.04
   End of period.....................................      $10.14        $10.34        $10.13        $10.18        $10.13
Accumulation units outstanding at the end of period..     783,675       675,408       570,448       354,057        32,546
----------------------------------------------------------------------------------------------------------------------------
Security Diversified Income
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.52        $10.58        $10.71        $10.21        $10.03
   End of period.....................................      $10.27        $10.52        $10.58        $10.71        $10.21
Accumulation units outstanding at the end of period..     177,363       158,604       122,793        90,122        15,149
----------------------------------------------------------------------------------------------------------------------------
Security Income Opportunity
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.05        $10.00           ---           ---           ---
   End of period.....................................      $10.10        $10.05           ---           ---           ---
Accumulation units outstanding at the end of period..      92,778        16,795           ---           ---           ---
----------------------------------------------------------------------------------------------------------------------------
Security Global
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.13         $8.93         $6.56         $8.99         $9.72
   End of period.....................................      $11.01        $10.13         $8.93         $6.56         $8.99
Accumulation units outstanding at the end of period..     354,463       230,523       149,726        99,389        24,741
----------------------------------------------------------------------------------------------------------------------------
Security Equity
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 7.94         $7.69         $6.61         $9.00         $9.82
   End of period.....................................      $ 7.93         $7.94         $7.69         $6.61         $9.00
Accumulation units outstanding at the end of period..      27,497        28,690        25,690        20,193         2,621
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                             2005       2004(3)          2003          2002       2001(1)
----------------------------------------------------------------------------------------------------------------------------
Security Large Cap Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 7.28         $7.37         $6.21         $8.86         $9.69
   End of period.....................................      $ 7.16         $7.28         $7.37         $6.21         $8.86
Accumulation units outstanding at the end of period..      39,038        31,145        14,433         7,524         1,644
----------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Value
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $14.39        $11.80         $8.08         $9.87        $10.06
   End of period.....................................      $16.02        $14.39        $11.80         $8.08         $9.87
Accumulation units outstanding at the end of period..   1,121,364       826,045       419,639       161,101        34,205
----------------------------------------------------------------------------------------------------------------------------
Security Small Cap Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.09         $9.03         $6.06         $8.66         $9.87
   End of period.....................................      $10.36        $10.09         $9.03         $6.06         $8.66
Accumulation units outstanding at the end of period..      46,166        38,145        28,453         8,658         1,216
----------------------------------------------------------------------------------------------------------------------------
Security Social Awareness
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 7.97         $7.96         $6.76         $8.88         $9.68
   End of period.....................................       $7.99         $7.97         $7.96         $6.76         $8.88
Accumulation units outstanding at the end of period..      57,861        34,269        22,678        13,702         5,954
----------------------------------------------------------------------------------------------------------------------------
Security Large Cap Value
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.83         $8.34         $6.82         $9.35         $9.87
   End of period.....................................       $9.31         $8.83         $8.34         $6.82         $9.35
Accumulation units outstanding at the end of period..      68,611        39,601        28,792        21,050        10,858
----------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 9.90         $9.39         $6.26         $8.99         $9.67
   End of period.....................................      $10.19         $9.90         $9.39         $6.26         $8.99
Accumulation units outstanding at the end of period..     158,126       130,451        87,059        56,255        13,183
----------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $10.72         $9.98         $8.49         $9.63        $10.01
   End of period.....................................      $11.12        $10.72         $9.98         $8.49         $9.63
Accumulation units outstanding at the end of period..     512,670       211,948       112,248        92,610        19,794
----------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 9.88         $8.74         $6.94         $8.97         $9.86
   End of period.....................................      $ 9.90         $9.88         $8.74         $6.94         $8.97
Accumulation units outstanding at the end of period..     937,928       646,585       303,826       197,544        39,034
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                             2005       2004(3)          2003          2002       2001(1)
----------------------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 7.23         $6.53         $4.88         $7.67         $9.15
   End of period.....................................      $ 7.71         $7.23         $6.53         $4.88         $7.67
Accumulation units outstanding at the end of period..      34,960        32,428        21,337        16,824         2,834
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth and Income
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 8.15         $7.79         $6.51         $8.64         $9.62
   End of period.....................................      $ 7.71         $8.15         $7.79         $6.51         $8.64
Accumulation units outstanding at the end of period..      18,808        15,808        12,942         7,817         3,944
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 6.66         $6.10         $4.98         $7.46         $8.91
   End of period.....................................      $ 7.14         $6.66         $6.10         $4.98         $7.46
Accumulation units outstanding at the end of period..      49,558        34,342        31,130        27,133        12,355
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $14.35        $12.45         $8.72         $9.66        $10.10
   End of period.....................................      $15.85        $14.35        $12.45         $8.72         $9.66
Accumulation units outstanding at the end of period..     329,906       250,908       157,901        82,642        13,385
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity
----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period...............................      $ 9.47         $8.39         $6.35         $9.06         $9.71
   End of period.....................................       $9.76         $9.47         $8.39         $6.35         $9.06
Accumulation units outstanding at the end of period..      38,845        37,293        28,498        23,034         4,610
----------------------------------------------------------------------------------------------------------------------------

(1)   For the period of July 2, 2001 (date of inception) through December 31, 2001.

(2)   Ariel Premier Bond Fund converted to the Lehman Brothers Core Bond Fund, effective June 10,
      2005.


(3)   For the period of March 31, 2004 (date of inception) through December 31, 2004 for Security
      Income Opportunity.

----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2005, the Company had total assets of approximately $12.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $15.7 billion.

NEA Valuebuilder Program -- The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement (the "Agreement") among the Company (and certain of its affiliates) and NEA's Member Benefits Corporation ("MBC"), a wholly-owned subsidiary of The National Education Association of the United States (the "NEA").

      Pursuant to the Agreement, the Company and its affiliates provide investment products, such as the Contract, to NEA members. Also pursuant to the Agreement, the Company pays MBC a fee based in part on the average assets invested in investment products under the Agreement. During the past fiscal year, the Company paid MBC approximately $166,666 per month, in exchange for which MBC provided certain services for the NEA Valuebuilder Program. Pursuant to the Agreement, MBC promotes the NEA Valuebuilder Program, monitors the satisfaction of NEA members with the NEA Valuebuilder Program, conducts quality assurance work and provides feedback concerning customer satisfaction with the NEA Valuebuilder Program. Under the terms of the Agreement, MBC provides certain services to the Company that the Company might otherwise purchase from a third party vendor, for example, services provided in connection with promoting the NEA Valuebuilder Program in NEA publications. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications by the NEA and its subsidiaries relating to the Contract. You should particularly note that the Agreement grants the Company and its affiliates an exclusive right to offer products, including the Contract, under the NEA Valuebuilder Program, except for products MBC may, subject to limitations of the Agreement, make available in the future to NEA members on the members-only section of NEA's website. Accordingly, except as noted above, during the term of the Agreement MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote or make available to NEA members investment products that compete with products developed by the Company and its affiliates.

      Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.

      MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Valuebuilder Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of
Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance. You may request a copy of such form by calling MBC at 1-800-637-4636.


Published Ratings -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/ health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Separate Account -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


      The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

      Shares of each Underlying Fund are available to the general public. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

      Administrative, Marketing, and Support Service Payments. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

      12b-1 Fees. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.


      Administrative Payments. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds) a servicing fee for administrative and other services the Company (or its affiliates) provides relating



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


to Separate Account operations. These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.05% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. The Company may also receive a servicing fee from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract invested in the Underlying Fund.


      Other Payments. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


      Total Payments. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or administrative payments that range in total from 0.25% to a maximum of 0.55% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.


      Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

The Contract

General -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

      The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the contract as an investment vehicle for a section 403(b), 408 or 408A Qualified Plan, you should consider that the contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

Application for a Contract -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider):

o     Guaranteed Minimum Income Benefit at 3% or 5%;

o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*

o     Extra Credit at 3%, 4% or 5%;

o     Waiver of Withdrawal Charge;

o     0-Year or 4-Year Alternate Withdrawal Charge; or

o     Waiver of Withdrawal Charge - 15 Years or Disability

o     Waiver of Withdrawal Charge - 10 Years or Disability

o     Waiver of Withdrawal Charge - Hardship

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*Provides a death benefit.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See the detailed description of each rider below.

Guaranteed Minimum Income Benefit -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.

      In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:


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                                       23
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1.    The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Annual Stepped Up and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner


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dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.    The Annual Stepped Up Death Benefit (as described above); or

4.    The Guaranteed Growth Death Benefit at 5% (as described above).

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Enhanced Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.


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      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Guaranteed Minimum Withdrawal Benefit -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:


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      ----------------------------------------------------------------
                            Annual
                      Withdrawal Amount*          Benefit Amount*
      ----------------------------------------------------------------
                               5%                       130%
                               6%                       110%
                               7%                       100%
      ----------------------------------------------------------------
      * A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)
      ----------------------------------------------------------------

      If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

      If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

      The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

      The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

Total Protection -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

      Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is


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                                       27
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determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

      This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

      The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

      The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

      This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.

Extra Credit -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

      In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of


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the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.    Contract Value immediately prior to the withdrawal.

      The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not purchase more than one Extra Credit Rider for your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

      The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

      If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                       -----------------------------------------
                                             Rate of Return
                         Interest Rate      (net of expenses)
                       -----------------------------------------
                              3%                 -5.00%
                              4%                 -1.50%
                              5%                  0.80%
                       -----------------------------------------

      The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

Waiver of Withdrawal Charge -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

      The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal;


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                                       29
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and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

      The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

      The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

      Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

      The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

      If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

Alternate Withdrawal Charge -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

              ----------------------------------------------------------
                     0-Year Schedule              4-Year Schedule
              ----------------------------------------------------------
                 Purchase                     Purchase
                Payment Age    Withdrawal    Payment Age   Withdrawal
                (in years)       Charge      (in years)      Charge
              ----------------------------------------------------------
                0 and over         0%             1            7%
                                                  2            7%
                                                  3            6%
                                                  4            5%
                                             5 and over        0%
              ----------------------------------------------------------

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

Waiver of Withdrawal Charge--15 Years or Disability -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o     The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge--10 Years or Disability -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge--Hardship -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge--5 Years and Age 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o     The Owner is age 59 1/2 or older; and

o The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.


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                                       30

--------------------------------------------------------------------------------

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Purchase Payments -- The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and /or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.


      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.


      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

Dollar Cost Averaging Option -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end


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                                       31

--------------------------------------------------------------------------------

of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

Asset Reallocation Option -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that


--------------------------------------------------------------------------------
                                       32
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--------------------------------------------------------------------------------

has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


Transfers of Contract Value -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


      The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

      The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

      Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of transfers from a



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

--------------------------------------------------------------------------------
                                                             Number of
                                                            Round Trips
                 Subaccount                                 Transfers(1)
--------------------------------------------------------------------------------
Dreyfus General Money Market                                 Unlimited
--------------------------------------------------------------------------------
Van Kampen Aggressive Growth, Van Kampen                         8
Comstock, Van Kampen Equity and Income
--------------------------------------------------------------------------------
AIM Basic Value, AIM Large Cap Growth, AIM                       4
Mid Cap Core Equity, AIM Small Cap Growth,
AIM Dynamics, AIM Technology, Ariel, Calamos
Growth, Calamos Growth and Income, Dreyfus
Appreciation, Dreyfus Premier Strategic
Value, Dreyfus Midcap Value, Fidelity(R)
Advisor Value Strategies, Fidelity(R) Advisor
Dividend Growth, Fidelity(R) Advisor Mid
Cap(2), Lehman Brothers Core Bond, Neuberger
Berman Socially Responsive, PIMCO High Yield,
Security Capital Preservation, Security
Diversified Income, Security Income
Opportunity, Security Global, Security
Equity, Security Mid Cap Value, Security
Select 25, Security Small Cap Growth,
Security Large Cap Value, Security Mid Cap Growth
--------------------------------------------------------------------------------
American Century Heritage, American Century                       2
Select, American Century Equity Income,
American Century International Growth, Wells
Fargo Advantage Growth and Income, Wells
Fargo Advantage Growth, Wells Fargo Advantage
Small Cap Value, Wells Fargo Advantage
Opportunity
--------------------------------------------------------------------------------
(1) Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(2) You may transfer Contract Value to Fidelity(R) Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.


      To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. The Company expects to be contractually obligated to prohibit transfers by Owners identified by an Underlying Fund and to provide Owner transaction data to the Underlying Funds upon request. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Fund. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o     Interest credited to the Fixed Account,

o     Payment of Purchase Payments,

o     The amount of any outstanding Contract Debt,

o     Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment


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                                       35
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performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and
(5) the administration charge under the Contract of 0.15%.

      The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

Full and Partial Withdrawals -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

      The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that


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                                       36
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any withdrawal charge, any premium tax charge and a percentage of any unvested
Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


Systematic Withdrawals -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.


      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

Free-Look Right -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of


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                                       37
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any Credit Enhancements from the amount of Contract Value refunded to you, the
Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

Death Benefit -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

      If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

      If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax, and if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner's death instructions regarding the death benefit payment, the death benefit will be as set for in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

Distribution Requirements -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.


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                                       38
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Charges and Deductions

Contingent Deferred Sales Charge -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

      The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

      The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                    ---------------------------------------------
                        Purchase Payment Age        Withdrawal
                             (in years)               Charge
                    ---------------------------------------------
                                 1                     7%
                                 2                     7%
                                 3                     6%
                                 4                     5%
                                 5                     4%
                                 6                     3%
                                 7                     2%
                            8 and over                 0%
                    ---------------------------------------------

      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

      The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Mortality and Expense Risk Charge -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

           ----------------------------------------------------
                                        Annual Mortality and
           Contract Value                Expense Risk Charge
           ----------------------------------------------------
           Less than $25,000                    0.90%
           $25,000 or more                      0.75%
           ----------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict.


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In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

Account Administration Charge -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge -- The Company charges an effective annual interest rate on a loan that currently is an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

Other Charges -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

Variations in Charges -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

Optional Rider Charges -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one rider that provides a death benefit.

      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The


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                                       40
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amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider.

Teacher Retirement System of Texas - Limits on Optional Riders -- If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select riders with a total charge that exceeds 0.25% of Contract Value and only the following riders are available for purchase:

o     Annual Stepped Up Death Benefit

o     Enhanced Death Benefit

o     Guaranteed Growth Death Benefit at 3%

o     Guaranteed Growth Death Benefit at 5%

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit

o     Guaranteed Minimum Income Benefit at 3%

o     Waiver of Withdrawal Charge

o     Waiver of Withdrawal Charge - Hardship

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.


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                                       41
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
-----------------------------------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
-----------------------------------------------------------------------------------------------------------
                                                                                                Annual
                                                                                  Rate(1)    Rider Charge
-----------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                                                    3%          0.15%
                                                                                     5%          0.30%
-----------------------------------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                                                      --          0.20%
-----------------------------------------------------------------------------------------------------------
Guaranteed Growth Death Benefit                                                      3%          0.10%
                                                                                     5%          0.20%
                                                                                     6%(2)       0.25%
                                                                                     7%(2)       0.30%
-----------------------------------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                       5%          0.25%
-----------------------------------------------------------------------------------------------------------
Enhanced Death Benefit                                                               --          0.25%
-----------------------------------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit                                --          0.35%
-----------------------------------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit                                5%          0.35%
-----------------------------------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit             5%          0.40%
-----------------------------------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                                                --          0.45%(3)
-----------------------------------------------------------------------------------------------------------
Total Protection                                                                     --          0.85%(4)
-----------------------------------------------------------------------------------------------------------
Extra Credit(5)                                                                      3%          0.40%
                                                                                     4%          0.55%
                                                                                     5%          0.70%
-----------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                                          --          0.05%
-----------------------------------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                                                     0-Year        0.70%
                                                                                   4-Year        0.55%
-----------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 15 Years or Disability                                 --          0.05%
-----------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 10 Years or Disability                                 --          0.10%
-----------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - Hardship                                               --          0.15%
-----------------------------------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2                                 --          0.20%
-----------------------------------------------------------------------------------------------------------
(1)   Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the
      Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death
      Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined
      Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit
      Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the
      Alternate Withdrawal Charge Rider.

(2)   Not available to Texas residents.

(3)   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4)   The Company may increase the rider charge for the Total Protection Rider only if you elect a reset;
      the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5)   The Company will deduct the charge for this rider during the seven-year period beginning on the
      Contract Date.

(6)   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate
      Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."
-----------------------------------------------------------------------------------------------------------


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Guarantee of Certain Charges -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


Underlying Fund Expenses -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.


Annuity Period

General -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

      Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot


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change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

      An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

      The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

Annuity Options --

      Option 1 -- Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

      Option 2 -- Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

      Option 3 -- Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      Option 4 --

      A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality


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improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

      Option 5 -- Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 6 -- Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 7 -- Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

      Option 8 -- Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

      The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

      On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

      Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity


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payment is equal to the sum of the payment amounts determined for each
Subaccount.

Selection of an Option -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

The Fixed Account

      You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

Interest -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the


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Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

Contract Charges -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


      The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

Payments from the Fixed Account -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.


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More About the Contract

Ownership -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

Designation and Change of Beneficiary -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

Payments from the Separate Account -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

Proof of Age and Survival -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the


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Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

      When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company and currently is equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is equal to 3.95%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.


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Restrictions on Withdrawals from Qualified Plans -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

      If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

      The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

Restrictions under the Texas Optional Retirement Program -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

Federal Tax Matters

Introduction -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding


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the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.

Tax Status of the Company and the Separate Account --

      General. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      Charge for the Company's Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.


Qualified Plans -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

      Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the


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employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.


      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. Beginning in 2006, however, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."


      Roth 403(b). Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code
Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to this Contract in most states.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, can not be made to a Roth contract or account.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      The employee may roll over distributions from a Roth 403(b) account to another Roth 403(b) account, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account, but not a Roth IRA.

      Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.


      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


             -----------------------------------------
                     Tax Year             Amount
             -----------------------------------------
                     2006-2007            $4,000
                2008 and thereafter       $5,000
             -----------------------------------------



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Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($75,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2006). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.


      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

      Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

      Rollovers. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

      If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.


      An "eligible retirement plan" will be another Section 403(b) plan, or a traditional individual retirement account or annuity described in Code Section 408.


      For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth



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401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.

      A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.


      Tax Penalties. Premature Distribution Tax. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

      Minimum Distribution Tax. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

      Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Information

Voting of Underlying Fund Shares -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

      Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in


--------------------------------------------------------------------------------
                                       54
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--------------------------------------------------------------------------------

a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.


      Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.


      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.


Electronic Privileges -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or



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                                       55

--------------------------------------------------------------------------------

slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

Legal Proceedings -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

      In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

Sale of the Contract -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2005, 2004 and 2003, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $5,524,321, $4,849,070 and $6,434,187 respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all



--------------------------------------------------------------------------------

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Purchase Payments received under variable annuity contracts issued by the
Company to support SDI's ongoing operations.

      Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.


      Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2005 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc., OFG Financial Services, Inc., Aquarius Fund Distributors, Inc., Brecek & Young Advisors, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, PlanMember Securities Corporation, Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., Questar Capital Corporation, Geneos Wealth Management, Inc., VSR Financial Services, Inc., Legacy Financial Services, Inc., Investment Advisors and Consultants, Inc. and PacVest Associates, Inc.


      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Affiliated Selling Broker-Dealers. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.



Legal Matters -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Performance Information

      Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Dreyfus General Money Market Subaccount yields may also become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

      Although the Contract was not available for purchase until July 2001, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


Financial Statements -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV Valuebuilder Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents for Statement of Additional Information

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE


LIMITS ON PURCHASE PAYMENTS PAID
UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Roth 403(b)


   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS


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                                       59

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Objectives for Underlying Funds


--------------------------------------------------------------------------------
There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.
--------------------------------------------------------------------------------

More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective prospectuses. Prospectuses for the Underlying Funds should be read in conjunction with this Prospectus. A prospectus may be obtained by calling 1-800-NEA-VALU.


-------------------------------------------------------------------------------------------------------------------------------
                               Share Class
Underlying Fund              (if applicable)    Investment Objective               Investment Adviser
-------------------------------------------------------------------------------------------------------------------------------
AIM Basic Value Fund             Class A        Long-term growth of capital        AIM Advisors, Inc.
                                                                                   11 Greenway Plaza, Suite 100
                                                                                   Houston, TX 77046-1173
-------------------------------------------------------------------------------------------------------------------------------
AIM Dynamics Fund                Class A        Long-term capital growth           AIM Advisors, Inc.
                                                                                   11 Greenway Plaza, Suite 100
                                                                                   Houston, TX 77046-1173
-------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap                    Class A        Long-term growth of capital        AIM Advisors, Inc.
Growth Fund                                                                        11 Greenway Plaza, Suite 100
                                                                                   Houston, TX 77046-1173
-------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core                 Class A        Long-term growth of capital        AIM Advisors, Inc.
Equity Fund                                                                        11 Greenway Plaza, Suite 100
                                                                                   Houston, TX 77046-1173
-------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth Fund        Class A        Long-term growth of capital        AIM Advisors, Inc.
                                                                                   11 Greenway Plaza, Suite 100
                                                                                   Houston, TX 77046-1173
-------------------------------------------------------------------------------------------------------------------------------
AIM Technology Fund              Class A        Growth of capital                  AIM Advisors, Inc.
                                                                                   11 Greenway Plaza, Suite 100
                                                                                   Houston, TX 77046-1173
-------------------------------------------------------------------------------------------------------------------------------
American Century                 Advisor        To provide current income          American Century Investment Management, Inc.
Investments Equity                                                                 4500 Main Street
Income Fund                                                                        Kansas City, MO 64111
-------------------------------------------------------------------------------------------------------------------------------
American Century                 Advisor        Long-term capital growth           American Century Investment Management, Inc.
Investments                                                                        4500 Main Street
Heritage Fund                                                                      Kansas City, MO 64111
-------------------------------------------------------------------------------------------------------------------------------
American Century                 Advisor        Capital growth                     American Century Investment Management, Inc.
Investments                                                                        666 3rd Ave, 23rd Floor
International                                                                      New York, NY 10017
Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
American Century                 Advisor        Long-term capital growth           American Century Investment Management, Inc.
Investments Select Fund                                                            4500 Main Street
                                                                                   Kansas City, MO 64111
-------------------------------------------------------------------------------------------------------------------------------
Ariel Fund                                      Long-term capital appreciation     Ariel Capital Management, LLC
                                                                                   200 East Randolph Drive, Suite 2900
                                                                                   Chicago, IL 60601
-------------------------------------------------------------------------------------------------------------------------------
Calamos Growth                   Class A        High long-term total return        Calamos(R) Advisors LLC
and Income Fund                                                                    2020 Calamos Court
                                                                                   Naperville, IL 60563
-------------------------------------------------------------------------------------------------------------------------------
Calamos Growth Fund              Class A        Long-term capital growth           Calamos(R) Advisors LLC
                                                                                   2020 Calamos Court
                                                                                   Naperville, IL 60563
-------------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                            Long-term capital growth           The Dreyfus Corporation
Fund, Inc.                                                                         200 Park Avenue
                                                                                   New York, NY 10166
-------------------------------------------------------------------------------------------------------------------------------



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                                       60

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                               Share Class
Underlying Fund              (if applicable)    Investment Objective               Investment Adviser
----------------------------------------------------------------------------------------------------------------------------
Dreyfus General                  Class B        High level of current income as    The Dreyfus Corporation
Money Market Fund                               is consistent with preserving      200 Park Avenue
                                                capital                            New York, NY 10166
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value Fund                       To surpass the performance of the  The Dreyfus Corporation
                                                Russell Midcap Value Index         200 Park Avenue
                                                                                   New York, NY 10166
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Premier                  Class A        Capital appreciation               The Dreyfus Corporation
Strategic Value Fund                                                               200 Park Avenue
                                                                                   New York, NY 10166
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor              Class T        Capital appreciation               Fidelity Management & Research Company
Dividend Growth Fund                                                               82 Devonshire Street
                                                                                   Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor              Class T        Long-term growth of capital        Fidelity Management & Research Company
Mid Cap Fund                                                                       82 Devonshire Street
                                                                                   Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor              Class T        Capital appreciation               Fidelity Management & Research Company
Value Strategies Fund                                                              82 Devonshire Street
                                                                                   Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers                  Investor       Maximize total return through a    Neuberger Berman Management Inc.
Core Bond Fund                                  combination of income and capital  605 Third Avenue
                                                appreciation                       New York, NY 10158
                                                                                   (Investment Adviser)

                                                                                   Lehman Brothers Asset Management LLC
                                                                                   200 South Wacker Drive, Suite 2100
                                                                                   Chicago, IL 60606
                                                                                   (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman                  Trust         Long-term growth of capital        Neuberger Berman Management Inc.
Socially Responsive Fund                                                           605 Third Avenue
                                                                                   New York, NY 10158
                                                                                   (Investment Adviser)

                                                                                   Neuberger Berman, LLC
                                                                                   605 Third Avenue
                                                                                   New York, NY 10158
                                                                                   (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
PIMCO High                       Class A        Maximum total return, consistent   Pacific Investment Management Company LLC
Yield Fund                                      with preservation of capital and   840 Newport Center Drive, Suite 100
                                                prudent investment management      Newport Beach, CA 92660
----------------------------------------------------------------------------------------------------------------------------
Security Capital                 Class A        High current income while seeking  Deutsche Asset Management, Inc.
Preservation Fund                               to maintain a degree of stability  280 Park Avenue
                                                of shareholder's capital           New York, NY 10017
----------------------------------------------------------------------------------------------------------------------------
Security Diversified             Class A        High level of interest income      Security Management Company, LLC
Income Fund                                     with security of principal         One Security Benefit Place
                                                                                   Topeka, KS 66636
----------------------------------------------------------------------------------------------------------------------------
Security Equity Fund             Class A        Long-term growth of capital        Security Management Company, LLC
                                                                                   One Security Benefit Place
                                                                                   Topeka, KS 66636
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                               Share Class
Underlying Fund              (if applicable)    Investment Objective               Investment Adviser
----------------------------------------------------------------------------------------------------------------------------
Security Global Fund             Class A        Long-term growth of capital        Security Management Company, LLC
                                                                                   One Security Benefit Place
                                                                                   Topeka, KS 66636
                                                                                   (Investment Adviser)

                                                                                   OppenheimerFunds, Inc.
                                                                                   498 Seventh Avenue
                                                                                   New York, NY 10018
                                                                                   (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Security Income                  Class A        High level of current income       Security Management Company, LLC
Opportunity Fund                                                                   One Security Benefit Place
                                                                                   Topeka, KS 66636
                                                                                   (Investment Adviser)

                                                                                   Four Corners Capital Management, LLC
                                                                                   515 S. Flower Street, Suite 4310
                                                                                   Los Angeles, CA 90071
                                                                                   (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Security Large Cap Value         Class A        Long-term growth of capital        Security Management Company, LLC
Fund                                                                               One Security Benefit Place
                                                                                   Topeka, KS 66636
----------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth          Class A        Capital appreciation               Security Management Company, LLC
Fund                                                                               One Security Benefit Place
                                                                                   Topeka, KS 66636
----------------------------------------------------------------------------------------------------------------------------
Security Mid                     Class A        Long-term growth of capital        Security Management Company, LLC
Cap Value Fund                                                                     One Security Benefit Place
                                                                                   Topeka, KS 66636
----------------------------------------------------------------------------------------------------------------------------
Security Select 25 Fund          Class A        Long-term growth of capital        Security Management Company, LLC
                                                                                   One Security Benefit Place
                                                                                   Topeka, KS 66636
----------------------------------------------------------------------------------------------------------------------------
Security Small                   Class A        Long-term growth of capital        Security Management Company, LLC
Cap Growth Fund                                                                    One Security Benefit Place
                                                                                   Topeka, KS 66636
                                                                                   (Investment Adviser)

                                                                                   RS Investment Management L.P.
                                                                                   388 Market Street
                                                                                   San Francisco, CA 94111
                                                                                   (Sub-adviser)
----------------------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive            Class A        Capital growth                     Van Kampen Asset Management
Growth Fund                                                                        1 Parkview Plaza
                                                                                   Oakbrook Terrace, IL 60181
----------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Fund         Class A        Capital growth and income          Van Kampen Asset Management
                                                                                   1 Parkview Plaza
                                                                                   Oakbrook Terrace, IL 60181
----------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity                Class A        Highest possible income            Van Kampen Asset Management
and Income Fund                                 consistent with safety of          1 Parkview Plaza
                                                principal                          Oakbrook Terrace, IL 60181
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo                      Advisor        Total return comprised of          Matrix Asset Advisors, Inc.
Advantage Growth                                long-term capital appreciation     747 Third Avenue
and Income Fund                                 and current income                 New York, NY 10017
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage            Advisor        Long-term capital appreciation     Wells Capital Management Incorporated
Growth Fund                                                                        525 Market Street, 10th Floor
                                                                                   San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                               Share Class
Underlying Fund              (if applicable)    Investment Objective               Investment Adviser
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage            Advisor        Long-term capital appreciation     Wells Capital Management Incorporated
Opportunity Fund                                                                   525 Market Street, 10th Floor
                                                                                   San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage            Class A        Long-term capital appreciation     Wells Capital Management Incorporated
Small Cap Value Fund                                                               525 Market Street, 10th Floor
                                                                                   San Francisco, CA 94105
----------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                       63

                                                 [SECURITY BENEFIT(SM) LOGO]
                                                 Security Distributors, Inc.


                                             May 1, 2006


      PROSPECTUS

--------------------------------------------------------------------------------
      AEA VALUEBUILDER VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                     ---------------------
                                                       Important Privacy
                                                        Notice Included

                                                         See Back Cover
                                                     ---------------------

AEA 320 (R12-05)                                                    27-03207-00

--------------------------------------------------------------------------------

                        AEA VALUEBUILDER VARIABLE ANNUITY

                      Individual Flexible Purchase Payment
                       Deferred Variable Annuity Contract

               Issued By:                           Mailing Address:
Security Benefit Life Insurance Company  Security Benefit Life Insurance Company
One Security Benefit Place               P.O. Box 750497
Topeka, Kansas 66636-0001                Topeka, Kansas 66675-0497
1-800-888-2461
--------------------------------------------------------------------------------


      This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:(1)

o     AIM Basic Value

o     AIM Dynamics

o     AIM Large Cap Growth

o     AIM Mid Cap Core Equity

o     AIM Small Cap Growth

o     AIM Technology

o     American Century Equity Income

o     American Century Heritage

o     American Century International Growth

o     American Century Select

o     Ariel Fund

o     Calamos Growth

o     Calamos Growth and Income

o     Dreyfus Appreciation

o     Dreyfus Premier Strategic Value

o     Dreyfus Midcap Value

o     Dreyfus General Money Market

o     Fidelity(R) Advisor Dividend Growth

o     Fidelity(R) Advisor Mid Cap(2)

o     Fidelity(R) Advisor Value Strategies

o     Lehman Brothers Core Bond(3)

o     Neuberger Berman Socially Responsive

o     PIMCO High Yield

o     Security Capital Preservation

o     Security Diversified Income

o     Security Income Opportunity

o     Security Global

o     Security Equity

o     Security Mid Cap Value

o     Security Select 25

o     Security Small Cap Growth

o     Security Large Cap Value

o     Security Mid Cap Growth

o     Van Kampen Equity and Income

o     Van Kampen Comstock

o     Van Kampen Aggressive Growth

o     Wells Fargo Advantage Growth and Income

o     Wells Fargo Advantage Growth

o     Wells Fargo Advantage Small Cap Value

o     Wells Fargo Advantage Opportunity (

1 The Security Large Cap Growth and Security Social Awareness Subaccounts are no longer available under the Contract, effective May 1, 2006. As a result, you may no longer allocate Purchase Payments or transfer Contract Value to those Subaccounts. However, you may continue to transfer Contract Value from those Subaccounts. The Board of Directors of Security Equity Fund has approved the reorganization of the funds underlying those Subaccounts and called a special meeting of shareholders to vote on the proposed reorganizations. If the reorganizations are approved by shareholders at the meeting of shareholders, which is expected to be held on June 1, 2006, Security Large Cap Growth and Security Social Awareness (the "Acquired Funds") will be reorganized on a tax-free basis into Security Select 25 (the "Acquiring Fund"), on or about June 16, 2006 (the "Closing Date"). Assuming that the reorganizations are consummated, if you have allocated Contract Value to the Security Large Cap Growth and/or Security Social Awareness Subaccounts, your Contract Value allocated to each of those Subaccounts will be automatically allocated to the corresponding Acquiring Fund Subaccount, effective on the Closing Date. If you have in place an Automatic Investment Program or a Dollar Cost Averaging or Asset Reallocation option that includes an Acquired Fund Subaccount and you have not provided alternate instructions, the Company will allocate your Purchase Payment or Contract Value under such option to the corresponding Acquiring Fund Subaccount. If you currently have Contract Value allocated to the Acquired Fund Subaccounts, you may transfer it to another Subaccount(s) at any time.
--------------------------------------------------------------------------------


      The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus carefully and retain it for future reference.

      Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.

      The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.


Date: May 1, 2006


--------------------------------------------------------------------------------
   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------
AEA 320 (R12-05)                                                     27-03207-00

--------------------------------------------------------------------------------


2 The Fidelity(R) Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and transfer Contract Value to the Fidelity(R) Advisor Mid Cap Subaccount. If you purchased your Contract after July 30, 2004, you may not allocate purchase payments or transfer your Contract Value to the Fidelity(R) Advisor Mid Cap Subaccount.

3 Formerly the Ariel Premier Bond Subaccount. Ariel Premier Bond Fund converted to the Lehman Brothers Core Bond Fund, effective June 10, 2005.


      Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


      The Contract is made available under the AEA Valuebuilder Program pursuant to an agreement between the Company (and certain of its affiliates) and certain subsidiaries of the Alabama Education Association (the "AEA"). Pursuant to this agreement, the Company pays one of these subsidiaries an annual fee in exchange for receiving certain services in connection with the Contract. The AEA and its subsidiaries are not registered as broker-dealers and do not distribute the Contract or provide securities brokerage services. See "Information About the Company, the Separate Account, and the Funds" for more information about this arrangement.

      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing Security Benefit at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 26 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------

                                Table of Contents

                                                                            Page

DEFINITIONS .............................................................      5

SUMMARY .................................................................      6
   Purpose of the Contract ..............................................      6
   The Separate Account and the Funds ...................................      6
   Fixed Account ........................................................      6
   Purchase Payments ....................................................      6
   Contract Benefits ....................................................      6
   Optional Riders ......................................................      6
   Free-Look Right ......................................................      7
   Charges and Deductions ...............................................      7
   Tax-Free Exchanges ...................................................      9
   Contacting the Company ...............................................      9

EXPENSE TABLE ...........................................................     10
   Contract Owner Transaction Expenses ..................................     10
   Periodic Expenses ....................................................     10
   Optional Rider Expenses ..............................................     11
   Example ..............................................................     12

CONDENSED FINANCIAL INFORMATION .........................................     13

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS ......     18
   Security Benefit Life Insurance Company ..............................     18
   AEA Valuebuilder Program .............................................     18
   Published Ratings ....................................................     18
   Separate Account .....................................................     18
   Underlying Funds .....................................................     19

THE CONTRACT ............................................................     20
   General ..............................................................     20
   Application for a Contract ...........................................     20
   Optional Riders ......................................................     20
   Guaranteed Minimum Income Benefit ....................................     21
   Annual Stepped Up Death Benefit ......................................     21
   Guaranteed Growth Death Benefit ......................................     22
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit .......     22
   Enhanced Death Benefit ...............................................     22
   Combined Enhanced and Annual Stepped Up Death Benefit ................     23
   Combined Enhanced and Guaranteed Growth Death Benefit ................     23
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
    Benefit .............................................................     24
   Extra Credit .........................................................     24
   Waiver of Withdrawal Charge ..........................................     25
   Alternate Withdrawal Charge ..........................................     25
   Waiver of Withdrawal Charge - 15 Years or Disability .................     26
   Waiver of Withdrawal Charge - 10 Years or Disability .................     26
   Waiver of Withdrawal Charge - Hardship ...............................     26
   Waiver of Withdrawal Charge - 5 Years and Age 59 1/2 .................     26
   Purchase Payments ....................................................     26
   Allocation of Purchase Payments ......................................     27
   Dollar Cost Averaging Option .........................................     27
   Asset Reallocation Option ............................................     28
   Transfers of Contract Value ..........................................     28
   Contract Value .......................................................     30
   Determination of Contract Value ......................................     30
   Cut-Off Times ........................................................     31
   Full and Partial Withdrawals .........................................     31
   Systematic Withdrawals ...............................................     32
   Free-Look Right ......................................................     33
   Death Benefit ........................................................     33
   Distribution Requirements ............................................     34
   Death of the Annuitant ...............................................     34

CHARGES AND DEDUCTIONS ..................................................     34
   Contingent Deferred Sales Charge .....................................     34
   Mortality and Expense Risk Charge ....................................     35
   Administration Charge ................................................     35
   Account Administration Charge ........................................     35
   Premium Tax Charge ...................................................     35
   Loan Interest Charge .................................................     36
   Other Charges ........................................................     36
   Variations in Charges ................................................     36
   Optional Rider Charges ...............................................     36
   Guarantee of Certain Charges .........................................     37
   Underlying Fund Expenses .............................................     37

ANNUITY PERIOD ..........................................................     37
   General ..............................................................     37
   Annuity Options ......................................................     39
   Selection of an Option ...............................................     40

THE FIXED ACCOUNT .......................................................     40
   Interest .............................................................     41
   Death Benefit ........................................................     41
   Contract Charges .....................................................     41
   Transfers and Withdrawals from the Fixed Account .....................     42
   Payments from the Fixed Account ......................................     42

MORE ABOUT THE CONTRACT .................................................     42
   Ownership ............................................................     42
   Designation and Change of Beneficiary ................................     42
   Dividends ............................................................     43
   Payments from the Separate Account ...................................     43
   Proof of Age and Survival ............................................     43
   Misstatements ........................................................     43
   Loans ................................................................     43
   Restrictions on Withdrawals from Qualified Plans .....................     44

--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------

                                                                            Page

FEDERAL TAX MATTERS .....................................................     45
   Introduction .........................................................     45
   Tax Status of the Company and the Separate Account ...................     45
   Qualified Plans ......................................................     45

OTHER INFORMATION .......................................................     49
   Voting of Underlying Fund Shares .....................................     49
   Substitution of Investments ..........................................     49
   Changes to Comply with Law and Amendments ............................     50
   Reports to Owners ....................................................     50
   Electronic Privileges ................................................     50
   Legal Proceedings ....................................................     50
   Sale of the Contract .................................................     51
   Legal Matters ........................................................     52

PERFORMANCE INFORMATION .................................................     52

ADDITIONAL INFORMATION ..................................................     53
   Registration Statement ...............................................     53
   Financial Statements .................................................     53

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION ...............     53

OBJECTIVES FOR UNDERLYING FUNDS .........................................     54

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.
--------------------------------------------------------------------------------
                                        4

--------------------------------------------------------------------------------

Definitions

      Various terms commonly used in this Prospectus are defined as follows:

      Accumulation Unit -- A unit of measure used to calculate Contract Value.

      Administrative Office -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

      Annuitant -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      Annuity -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      Annuity Options -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      Annuity Period -- The period beginning on the Annuity Start Date during which annuity payments are made.

      Annuity Start Date -- The date when annuity payments begin as elected by the Owner.

      Annuity Unit -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

      Automatic Investment Program -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

      Contract Date -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      Contract Debt -- The unpaid loan balance including loan interest.

      Contract Value -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      Contract Year -- Each twelve-month period measured from the Contract Date.

      Credit Enhancement -- An amount added to Contract Value under the Extra Credit Rider.

      Designated Beneficiary -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

      Fixed Account -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by the Company.

      General Account -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      Owner -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      Participant -- A Participant under a Qualified Plan.

      Purchase Payment -- An amount paid to the Company as consideration for the Contract.

      Separate Account -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      Subaccount -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      Underlying Fund -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

      Valuation Date -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Valuation Period -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      Withdrawal Value -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

--------------------------------------------------------------------------------
                                        5

--------------------------------------------------------------------------------

Summary

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

Purpose of the Contract -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


      You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.


The Separate Account and the Funds -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."

      You may allocate all or part of your purchase payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


      The Fidelity(R) Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, and the Fidelity(R) Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity(R) Advisor International Capital Appreciation Subaccount after December 31, 2004.


Fixed Account -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Account."

Purchase Payments -- Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

Contract Benefits -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

o     Guaranteed Minimum Income Benefit at 3% or 5%;

o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
      Benefit;*

o     Extra Credit at 3%, 4% or 5%

o     Waiver of Withdrawal Charge

o     Alternate Withdrawal Charge

o     Waiver of Withdrawal Charge - 15 Years or Disability

--------------------------------------------------------------------------------
                                        6

--------------------------------------------------------------------------------

o     Waiver of Withdrawal Charge - 10 Years or Disability

o     Waiver of Withdrawal Charge - Hardship

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*     Provides a death benefit.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See the detailed description of each rider under "Optional Riders."

Free-Look Right -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

Charges and Deductions -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

      The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                 ----------------------------------------------
                 Purchase Payment Age                Withdrawal
                      (in years)                       Charge
                 ----------------------------------------------
                          1                              7%
                          2                              7%
                          3                              6%
                          4                              5%
                          5                              4%
                          6                              3%
                          7                              2%
                      8 and over                         0%
                 ----------------------------------------------

      The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

      Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                                                 Annual Mortality and
            Contract Value                       Expense Risk Charge
            ---------------------------------------------------------
            Less than $25,000                           1.10%
            $25,000 or more                             0.95%
            ---------------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------

      Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

      The Company makes each rider available only at issue, and you may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A rider may not be available in all states. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. Each rider and its charge are listed below. See "Optional Rider Charges."

--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                                       Annual
                                                        Rate(1)     Rider Charge
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                          3%          0.15%
                                                           5%          0.30%
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                           --           0.20%
--------------------------------------------------------------------------------
                                                           3%          0.10%
Guaranteed Growth Death Benefit                            5%          0.20%
                                                           6%          0.25%
                                                           7%          0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth
Death Benefit                                              5%          0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit                                    --           0.25%
--------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit     --           0.35%
--------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit      5%          0.35%
--------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed
Growth Death Benefit                                       5%          0.40%
--------------------------------------------------------------------------------
                                                           3%          0.40%
Extra Credit(2)                                            4%          0.55%
                                                           5%          0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge                               --           0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge                              0-Year        0.70%
                                                         4-Year        0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 15 Years or Disability      --           0.05%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 10 Years or Disability      --           0.10%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - Hardship                    --           0.15%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2      --           0.20%
--------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------

      Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

      Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

      Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      Loan Interest Charge. The Company charges an effective annual interest rate on a loan that currently is an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

      Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

Tax-Free Exchanges -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Contacting the Company -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling
1-800-888-2461.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                    None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount withdrawn
   attributable to Purchase Payments)                                 7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                        None
--------------------------------------------------------------------------------
Periodic Expenses are fees and expenses that you will pay
periodically during the time that you own the Contract, not
including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Account Administration Charge                                     $30(2)
--------------------------------------------------------------------------------
   Net Loan Interest Charge(3)                                        2.75%
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of average
   Subaccount daily net assets)
--------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                        1.10%(4)
--------------------------------------------------------------------------------
      Annual Administration Charge                                    0.15%
--------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                       1.55%(5)
--------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                          2.80%
--------------------------------------------------------------------------------

1 The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to
      (1) 10% of purchase payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

3 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.75% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.75%, plus the amount of any applicable rider charges.

4 The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 1.10%; $25,000 or more - 0.95%. Any mortality and expense risk charge above the minimum charge of 0.95% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."


5 You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select Riders with total rider charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                         Interest      Annual
                                                         Rate(1)    Rider Charge
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider                     3%         0.15%
                                                            5%         0.30%
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                      --          0.20%
--------------------------------------------------------------------------------
                                                            3%         0.10%
Guaranteed Growth Death Benefit Rider                       5%         0.20%
                                                            6%         0.25%
                                                            7%         0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider
and Guaranteed Growth Death Benefit Rider                   5%         0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit Rider                               --          0.25%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Annual
Stepped Up Death Benefit Rider                             --          0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and Guaranteed
Growth Death Benefit Rider                                  5%         0.35%
--------------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual Stepped
Up Death Benefit Rider, and Guaranteed Growth Death
Benefit Rider                                               5%         0.40%
--------------------------------------------------------------------------------
                                                            3%         0.40%
Extra Credit Rider(2)                                       4%         0.55%
                                                            5%         0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                          --          0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge Rider                         0-Year       0.70%
                                                          4-Year       0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years or
Disability                                                 --          0.05%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or
Disability                                                 --          0.10%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship                --          0.15%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and
Age 59 1/2                                                 --          0.20%
--------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                    Minimum              Maximum
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating
Expenses(1)                                          0.78%                2.57%
--------------------------------------------------------------------------------

1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2005, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2005.
--------------------------------------------------------------------------------


Example -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                                     1       3       5      10
                                                   Year    Years   Years   Years
--------------------------------------------------------------------------------
If you surrender your Contract at the end of the
applicable time period                            $1,165  $2,137  $3,015  $5,272
--------------------------------------------------------------------------------
If you do not surrender your Contract                536   1,602   2,661   5,272
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
Condensed Financial Information


      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31. Because the Neuberger Berman AMT Socially Responsive Subaccount was not in existence as of December 31, 2005, accumulation unit values and ending accumulation units outstanding for this Subaccount have not been provided.

-------------------------------------------------------------------------------------------------------------------------
                                                                                        2005        2004(2)         2003
-------------------------------------------------------------------------------------------------------------------------
AIM Basic Value
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $13.41        $12.60            --
   End of period................................................................       $13.59        $13.41        $12.60
Accumulation units outstanding at the end of period.............................        1,353           919            53
-------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $13.13        $12.02            --
   End of period................................................................       $13.54        $13.13        $12.02
Accumulation units outstanding at the end of period.............................        1,126           444            55
-------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $13.24        $12.91            --
   End of period................................................................       $13.76        $13.24        $12.91
Accumulation units outstanding at the end of period.............................        1,224           448            20
-------------------------------------------------------------------------------------------------------------------------
AIM Blue Chip
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $11.38        $11.37            --
   End of period................................................................       $11.27        $11.38        $11.37
Accumulation units outstanding at the end of period.............................           29            55            22
-------------------------------------------------------------------------------------------------------------------------
AIM Dynamics
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $13.59        $12.68            --
   End of period................................................................       $14.38        $13.59        $12.68
Accumulation units outstanding at the end of period.............................           --            --            --
-------------------------------------------------------------------------------------------------------------------------
AIM Technology
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.51        $12.63            --
   End of period................................................................       $12.21        $12.51        $12.63
Accumulation units outstanding at the end of period.............................          184           108            32
-------------------------------------------------------------------------------------------------------------------------
American Century Heritage
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $11.65        $11.36            --
   End of period................................................................       $13.63        $11.65        $11.36
Accumulation units outstanding at the end of period.............................          121            35             9
-------------------------------------------------------------------------------------------------------------------------
American Century Select
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $11.79        $11.47            --
   End of period................................................................        11.39        $11.79        $11.47
Accumulation units outstanding at the end of period.............................          111             2            --
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                        2005        2004(2)         2003
-------------------------------------------------------------------------------------------------------------------------
American Century Equity Income
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.83        $11.91            --
   End of period................................................................       $12.58        $12.83        $11.91
Accumulation units outstanding at the end of period.............................        1,254         1,358         1,252
-------------------------------------------------------------------------------------------------------------------------
American Century International Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.79        $11.59            --
   End of period................................................................       $13.88        $12.79        $11.59
Accumulation units outstanding at the end of period.............................          267           113            46
-------------------------------------------------------------------------------------------------------------------------
Ariel
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $14.40        $12.30            --
   End of period................................................................       $13.95        $14.40        $12.30
Accumulation units outstanding at the end of period.............................        8,097         2,601         1,480
-------------------------------------------------------------------------------------------------------------------------
Calamos Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $14.75        $12.95            --
   End of period................................................................       $15.36        $14.75        $12.95
Accumulation units outstanding at the end of period.............................        8,083         3,424         1,317
-------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.93        $12.28            --
   End of period................................................................       $13.41        $12.93        $12.28
Accumulation units outstanding at the end of period.............................        6,813         3,843         1,932
-------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $11.26        $11.11            --
   End of period................................................................       $11.25        $11.26        $11.11
Accumulation units outstanding at the end of period.............................        2,027           890           195
-------------------------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $15.02        $13.31            --
   End of period................................................................       $15.61        $15.02        $13.31
Accumulation units outstanding at the end of period.............................        2,807           622            21
-------------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $16.96        $15.04            --
   End of period................................................................       $17.60        $16.96        $15.04
Accumulation units outstanding at the end of period.............................          902           585            95
-------------------------------------------------------------------------------------------------------------------------
Dreyfus General Money Market
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $ 9.22        $ 9.57            --
   End of period................................................................       $ 9.05        $ 9.22         $9.57
Accumulation units outstanding at the end of period.............................            3            --            --
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                        2005        2004(2)         2003
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Value Strategies
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $16.19        $14.76            --
   End of period................................................................       $15.89        $16.19        $14.76
Accumulation units outstanding at the end of period.............................        4,007         3,095           628
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Dividend Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $11.37        $11.27            --
   End of period................................................................       $11.25        $11.37        $11.27
Accumulation units outstanding at the end of period.............................           --            --            --
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Mid Cap
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $15.34        $13.79            --
   End of period................................................................       $15.93        $15.34        $13.79
Accumulation units outstanding at the end of period.............................          141           130            57
-------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor International Capital Appreciation
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $13.98        $13.22            --
   End of period................................................................       $15.21        $13.98        $13.22
Accumulation units outstanding at the end of period.............................          295           290           128
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Core Bond (formerly Ariel Premier Bond)(1)
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $10.05        $10.06            --
   End of period................................................................       $ 9.86        $10.05        $10.06
Accumulation units outstanding at the end of period.............................        4,759         3,540         1,774
-------------------------------------------------------------------------------------------------------------------------
PIMCO High Yield
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.84        $12.27            --
   End of period................................................................       $12.83        $12.84        $12.27
Accumulation units outstanding at the end of period.............................        5,861         2,132         1,063
-------------------------------------------------------------------------------------------------------------------------
Security Diversified Income
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $ 9.91        $ 9.99            --
   End of period................................................................       $ 9.66        $ 9.91         $9.99
Accumulation units outstanding at the end of period.............................        4,674         2,984         1,868
-------------------------------------------------------------------------------------------------------------------------
Security Global
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $14.83        $13.10            --
   End of period................................................................       $16.09        $14.83        $13.10
Accumulation units outstanding at the end of period.............................          560           441           101
-------------------------------------------------------------------------------------------------------------------------
Security Equity
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $11.34        $11.00            --
   End of period................................................................       $11.30        $11.34        $11.00
Accumulation units outstanding at the end of period.............................          390           252            76
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                        2005        2004(2)         2003
-------------------------------------------------------------------------------------------------------------------------
Security Large Cap Value
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.49        $11.82            --
   End of period................................................................       $13.15        $12.49        $11.82
Accumulation units outstanding at the end of period.............................          590           483            --
-------------------------------------------------------------------------------------------------------------------------
Security Large Cap Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $10.90        $11.06            --
   End of period................................................................       $10.69        $10.90        $11.06
Accumulation units outstanding at the end of period.............................          177             4            --
-------------------------------------------------------------------------------------------------------------------------
Security Capital Preservation
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $10.10        $ 9.92            --
   End of period................................................................       $ 9.89        $10.10         $9.92
Accumulation units outstanding at the end of period.............................       15,451        14,715         3,252
-------------------------------------------------------------------------------------------------------------------------
Security Income Opportunity
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $10.03        $10.00
   End of period................................................................       $10.07        $10.03            --
Accumulation units outstanding at the end of period.............................        1,814         1,254
-------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $15.67        $14.90            --
   End of period................................................................       $16.10        $15.67        $14.90
Accumulation units outstanding at the end of period.............................        1,808         1,458           145
-------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Value
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $18.40        $15.11            --
   End of period................................................................       $20.44        $18.40        $15.11
Accumulation units outstanding at the end of period.............................        4,285         1,324           789
-------------------------------------------------------------------------------------------------------------------------
Security Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $16.22        $14.55            --
   End of period................................................................       $16.61        $16.22        $14.55
Accumulation units outstanding at the end of period.............................          785           570           105
-------------------------------------------------------------------------------------------------------------------------
Security Social Awareness
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $10.97        $10.97            --
   End of period................................................................       $10.98        $10.97        $10.97
Accumulation units outstanding at the end of period.............................           --            --            --
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth and Income
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $11.89        $11.38            --
   End of period................................................................       $11.22        $11.89        $11.38
Accumulation units outstanding at the end of period.............................           --            --            --
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                        2005        2004(2)         2003
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.05        $11.06            --
   End of period................................................................       $12.90        $12.05        $11.06
Accumulation units outstanding at the end of period.............................           --            --            --
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $16.71        $14.52            --
   End of period................................................................       $18.42        $16.71        $14.52
Accumulation units outstanding at the end of period.............................        1,425           444             6
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $14.45        $12.82            --
   End of period................................................................       $14.86        $14.45        $12.82
Accumulation units outstanding at the end of period.............................          351           313            --
-------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $12.54        $11.69            --
   End of period................................................................       $12.97        $12.54        $11.69
Accumulation units outstanding at the end of period.............................        4,421           828           548
-------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $14.26        $12.63            --
   End of period................................................................       $14.26        $14.26        $12.63
Accumulation units outstanding at the end of period.............................        3,974           857             3
-------------------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period..........................................................       $13.67        $12.38            --
   End of period................................................................       $14.56        $13.67        $12.38
Accumulation units outstanding at the end of period.............................          207           157           108
-------------------------------------------------------------------------------------------------------------------------


1 Ariel Premier Bond Fund converted to the Lehman Brothers Core Bond Fund, effective June 10, 2005.


2 For the period of March 31, 2004 (date of inception) through December 31, 2004 for the Security Income Opportunity Subaccount.
--------------------------------------------------------------------------------


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                                       17

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Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2005, the Company had total assets of approximately $12.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $15.7 billion.


AEA Valuebuilder Program -- The Contract is made available under the AEA Valuebuilder Program pursuant to an agreement (the "Agreement") between the Company and Educator Benefits Corporation ("EBC"), a subsidiary of the Alabama Education Association (the "AEA"). The AEA Valuebuilder Program was established by the AEA to encourage its members to save for retirement.


      Pursuant to the Agreement, the Company and its affiliates provide retirement plan products, such as the Contract, to AEA members. The Company pays a fee of approximately $35,000 per quarter to EBC under the Agreement. In 2005, the Company also paid the AEA $30,000 for conference support and $40,000 for advertising in AEA-sponsored journals. Under the terms of the Agreement, EBC provides certain services to the Company and EBC publicizes the availability of the Contract to AEA's members under the AEA Valuebuilder Program. You may wish to take into account the Agreement and the fees when considering and evaluating any communications by the AEA and EBC relating to the Contract. You should particularly note that the Agreement grants the Company an exclusive right to offer retirement and savings products, including the Contract, under the AEA Valuebuilder Program.


      Neither the AEA nor EBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the AEA or EBC.

Published Ratings -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its general account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income,

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------

gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

      Shares of each Underlying Fund are available to the general public. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

      Administrative, Marketing, and Support Service Payments. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

      12b-1 Fees. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.


      Administrative Payments. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds) a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.05% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. The Company may also receive a servicing fee from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract invested in the Underlying Fund.


      Other Payments. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


      Total Payments. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and administrative payments that range in total from 0.25% to a maximum of 0.55% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.


      Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

The Contract

General -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


      The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


Application for a Contract -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider):

o     Guaranteed Minimum Income Benefit at 3% or 5%;

o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

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                                       20

--------------------------------------------------------------------------------

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
      Benefit;*

o     Extra Credit at 3%, 4% or 5%

o     Waiver of Withdrawal Charge

o     0-Year or 4-Year Alternate Withdrawal Charge; or

o     Waiver of Withdrawal Charge - 15 Years or Disability

o     Waiver of Withdrawal Charge - 10 Years or Disability

o     Waiver of Withdrawal Charge - Hardship

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*     Provides a death benefit.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See the detailed description of each rider below.

Guaranteed Minimum Income Benefit -- This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.

      In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      You may apply the Minimum Income Benefit, less, any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

Annual Stepped Up Death Benefit -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the valuation date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

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                                       21

--------------------------------------------------------------------------------

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Guaranteed Growth Death Benefit -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7%, as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday;
(3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

      This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Annual Stepped Up and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.    The Annual Stepped Up Death Benefit (as described above); or

4.    The Guaranteed Growth Death Benefit at 5% (as described above).

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Enhanced Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the

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                                       22

--------------------------------------------------------------------------------

death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the

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                                       23

--------------------------------------------------------------------------------

death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Extra Credit -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

      In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.    Contract Value immediately prior to the withdrawal.

      The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not purchase more than one Extra Credit Rider for your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

      The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below,

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                                       24

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and you do not expect to make Purchase Payments to the Contract after the first
Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

      If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

               --------------------------------------------
                                        Rate of Return
                 Interest Rate         (net of expenses)
               --------------------------------------------
                      3%                    -5.00%
                      4%                    -1.50%
                      5%                     0.80%
               --------------------------------------------

      The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

Waiver of Withdrawal Charge -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

      The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

      The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

      The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

      Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

      The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

      If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

Alternate Withdrawal Charge -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

          ----------------------------------------------------------
                 0-Year Schedule              4-Year Schedule
          ----------------------------------------------------------
             Purchase                     Purchase
            Payment Age    Withdrawal    Payment Age    Withdrawal
            (in years)       Charge      (in years)       Charge
          ----------------------------------------------------------
            0 and over         0%             1             7%
                                              2             7%
                                              3             6%
                                              4             5%
                                         5 and over         0%
          ----------------------------------------------------------

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                                       25

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If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

Waiver of Withdrawal Charge--15 Years or Disability -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o     The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge--10 Years or Disability -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge--Hardship -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Waiver of Withdrawal Charge--5 Years and Age 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o     The Owner is age 59 1/2 or older; and

o The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.

Purchase Payments -- The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      The Company generally will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------

purchase payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent purchase payment to your registered representative, the Company will not begin processing the purchase payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a purchase payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator

Allocation of Purchase Payments -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

Dollar Cost Averaging Option -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------

Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

Asset Reallocation Option -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

Transfers of Contract Value -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

      The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

      The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

      Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation

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                                       28

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to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

--------------------------------------------------------------------------------
                                                                      Number of
                                                                    Round Trips
                   Subaccount                                         Transfers*
--------------------------------------------------------------------------------
Dreyfus General Money Market                                          Unlimited
--------------------------------------------------------------------------------
Van Kampen
Aggressive Growth, Van Kampen                                             8
Comstock, Van Kampen Equity and Income
--------------------------------------------------------------------------------
AIM Basic Value, AIM Large Cap Growth,                                    4
AIM Mid Cap Core Equity, AIM Small Cap
Growth, AIM Dynamics, AIM Technology,
Ariel, Calamos Growth, Calamos Growth
and Income, Dreyfus Appreciation, Dreyfus
Premier Strategic Value, Dreyfus Midcap
Value, Fidelity(R) Advisor Value Strategies,
Fidelity(R) Advisor Dividend Growth, Fidelity(R)
Advisor Mid Cap**, Lehman Brothers Core
Bond, Neuberger Berman Socially
Responsive, PIMCO High Yield, Security
Capital Preservation, Security Diversified
Income, Security Income Opportunity,
Security Global, Security Equity, Security Mid
Cap Value, Security Select 25, Security Small
Cap Growth, Security Large Cap Value,
Security Mid Cap Growth
--------------------------------------------------------------------------------
American Century Heritage, American                                       2
Century Select, American Century Equity
Income, American Century International
Growth, Wells Fargo Advantage Growth and
Income, Wells Fargo Advantage Growth,
Wells Fargo Advantage Small Cap Value,
Wells Fargo Advantage Opportunity
--------------------------------------------------------------------------------

 * Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

** You may transfer Contract Value to Fidelity(R) Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the

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                                       29

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Company will inform the Owner in writing at his or her address of record.


      To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. The Company expects to be contractually obligated to prohibit transfers by Owners identified by an Underlying Fund and to provide Owner transaction data to the Underlying Funds upon request. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Fund. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value -- Your Contract Value will vary to a degree that depends upon several factors, including

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o     Investment performance of the Subaccounts to which you have allocated
      Contract Value,

o     Interest credited to the Fixed Account,

o     Payment of Purchase Payments,

o     The amount of any outstanding Contract Debt,

o     Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.95%, and (5) the administration charge under the Contract of 0.15%.

      The minimum mortality and expense risk charge of 0.95% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

Full and Partial Withdrawals -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is

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living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from purchase payment that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

      The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

Systematic Withdrawals -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual.

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The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," and "Federal Tax Matters."

Free-Look Right -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

Death Benefit -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner, Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

      If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

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      If you purchased one of the optional Riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner's death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

Distribution Requirements -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Contingent Deferred Sales Charge -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

      The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

      The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                        ---------------------------------
                        Purchase Payment Age   Withdrawal
                              (in years)         Charge
                        ---------------------------------
                                1                  7%
                                2                  7%
                                3                  6%
                                4                  5%
                                5                  4%
                                6                  3%
                                7                  2%
                            8 and over             0%
                        ---------------------------------

      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and

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provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

      The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Mortality and Expense Risk Charge -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                        ----------------------------------------
                                            Annual Mortality and
                        Contract Value       Expense Risk Charge
                        ----------------------------------------
                        Less than $25,000           1.10%
                        $25,000 or more             0.95%
                        ----------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

Account Administration Charge -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates

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currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge -- The Company charges an effective annual interest rate on a loan that currently is an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

Other Charges -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

Variations in Charges -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

Optional Rider Charges -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue. You may select only one Rider that provides a death benefit.

      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider.

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--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                                      Annual
                                                         Rate(1)   Rider Charge
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                           3%         0.15%
                                                            5%         0.30%
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                            --          0.20%
--------------------------------------------------------------------------------
                                                            3%         0.10%
                                                            5%         0.20%
Guaranteed Growth Death Benefit                             6%         0.25%
                                                            7%         0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed
Growth Death Benefit                                        5%         0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit                                     --          0.25%
--------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death Benefit      --          0.35%
--------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death Benefit       5%         0.35%
--------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and Guaranteed
Growth Death Benefit                                        5%         0.40%
--------------------------------------------------------------------------------
                                                            3%         0.40%
Extra Credit(2)                                             4%         0.55%
                                                            5%         0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                --          0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge                               0-Year       0.70%
                                                          4-Year       0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 15 Years or Disability       --          0.05%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 10 Years or Disability       --          0.10%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - Hardship                     --          0.15%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2       --          0.20%
--------------------------------------------------------------------------------
1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
--------------------------------------------------------------------------------

Guarantee of Certain Charges -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.10% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


Underlying Fund Expenses -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.


Annuity Period

General -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an

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                                       37

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earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

      Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.


      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.


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                                       38

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      An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

      The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

Annuity Options --

      Option 1 -- Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

      Option 2 -- Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

      Option 3 -- Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      Option 4 --

      A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

      Option 5 -- Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 6 -- Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 7 -- Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior

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                                       39

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--------------------------------------------------------------------------------

to the end of the period, the remaining payments will be made to the Designated Beneficiary.

      Option 8 -- Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

      The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

      On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

      Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

Selection of an Option -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

The Fixed Account

      You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The

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                                       40

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General Account is subject to regulation and supervision by the Kansas
Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

Interest -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

Contract Charges -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account

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as for those who allocate Purchase Payments or transfer Contract Value to the
Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


      Transfers from the Fixed Account to the Fidelity(R) Advisor Mid Cap Subaccount may be made only if you purchased your Contract prior to July 31, 2004. The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

Payments from the Fixed Account -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

Designation and Change of Beneficiary -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may

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                                       42

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change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

Payments from the Separate Account -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your purchase payment checks have been honored by your bank.

Proof of Age and Survival -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

      When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company and currently is equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 3%

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and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is 5.95%. Because the Contract Value maintained in the Loan Account (which will earn 3%) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less 3%. Thus, the highest net cost of a loan you may be charged currently is 2.75%, plus the amount of any applicable rider charges.

      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

Restrictions on Withdrawals from Qualified Plans -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal

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Revenue Service regulations do not allow you to make any contributions to your
403(b) annuity contract for a period of six months after a hardship withdrawal.

      If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

      The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

Federal Tax Matters

Introduction -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.

Tax Status of the Company and the Separate Account --

      General. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      Charge for the Company's Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.


Qualified Plans -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your


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beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

      Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.


      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. Beginning in 2006, however, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible

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retirement plan, including an individual retirement account or annuity (IRA).
See "Rollovers."


      Roth 403(b)--Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code
Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to this Contract in most states.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, can not be made to a Roth contract or account.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      The employee may roll over distributions from a Roth 403(b) account to another Roth 403(b) account, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account, but not a Roth IRA.

      Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.


      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                -----------------------------------
                     Tax Year                Amount
                -----------------------------------
                     2006-2007               $4,000
                2008 and thereafter          $5,000
                -----------------------------------

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($75,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2006). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio

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as the individual's nondeductible contributions bears to the expected return under the IRA.


      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

      Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.


      Rollovers. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


      If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.


      An "eligible retirement plan" will be another Section 403(b) plan, or a traditional individual retirement account or annuity described in Code Section 408.


      For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.


      A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

Tax Penalties. Premature Distribution Tax. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee;
(ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

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      Minimum Distribution Tax. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

      Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Information

Voting of Underlying Fund Shares -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

      Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain

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                                       49

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classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the general account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.


Electronic Privileges -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.


      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

Legal Proceedings -- The Company and its subsidiaries, like other life insurance companies, may be

--------------------------------------------------------------------------------
                                       50

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involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

      In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

Sale of the Contract -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2005, 2004 and 2003, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $5,524,321, $4,849,070 and $6,434,187, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


      Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.


      Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

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                                       51

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      Additional Compensation Paid to Selected Selling Broker-Dealers. In
addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2005 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc., OFG Financial Services, Inc., Aquarius Fund Distributors, Inc., Brecek & Young Advisors, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, PlanMember Securities Corporation, Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., Questar Capital Corporation, Geneos Wealth Management, Inc., VSR Financial Services, Inc., Legacy Financial Services, Inc., Investment Advisors and Consultants, Inc. and PacVest Associates, Inc.

      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Affiliated Selling Broker-Dealers. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.



Legal Matters -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Performance Information

      Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Dreyfus General Money Market Subaccount yields may also become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms

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                                       52

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of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

      Although the Contract was not available for purchase until December 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


Financial Statements -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV Valuebuilder Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


Table of Contents for Statement of Additional Information

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE


LIMITS ON PURCHASE PAYMENTS PAID
UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Roth 403(b)


   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

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                                       53

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Objectives for Underlying Funds

--------------------------------------------------------------------------------
There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.
--------------------------------------------------------------------------------

More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective prospectuses. Prospectuses for the Underlying Funds should be read in conjunction with this Prospectus. A prospectus may be obtained by calling 1-800-888-2461.


--------------------------------------------------------------------------------------------------------------------------------
                                     Share Class
Underlying Fund                      (if applicable)   Investment Objective         Investment Adviser
--------------------------------------------------------------------------------------------------------------------------------
AIM Basic Value Fund                 Class A           Long-term growth of          AIM Advisors, Inc.
                                                       capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------------------------
AIM Dynamics Fund                    Class A           Long-term capital growth     AIM Advisors, Inc.
                                                                                    11 Greenway Plaza, Suite 100
                                                                                    Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund            Class A           Long-term growth of          AIM Advisors, Inc.
                                                       capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity Fund         Class A           Long-term growth of          AIM Advisors, Inc.
                                                       capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth Fund            Class A           Long-term growth of          AIM Advisors, Inc.
                                                       capital                      11 Greenway Plaza, Suite 100
                                                                                    Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------------------------
AIM Technology Fund                  Class A           Growth of capital            AIM Advisors, Inc.
                                                                                    11 Greenway Plaza, Suite 100
                                                                                    Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------------------------
American Century Investments         Advisor           To provide current income    American Century Investment Management, Inc.
Equity Income Fund                                                                  4500 Main Street
                                                                                    Kansas City, MO 64111
--------------------------------------------------------------------------------------------------------------------------------
American Century Investments         Advisor           Long-term capital growth     American Century Investment Management, Inc.
Heritage Fund                                                                       4500 Main Street
                                                                                    Kansas City, MO 64111
--------------------------------------------------------------------------------------------------------------------------------
American Century Investments         Advisor           Capital growth               American Century Investment Management, Inc.
International Growth Fund                                                           666 3rd Ave, 23rd Floor
                                                                                    New York, NY 10017
--------------------------------------------------------------------------------------------------------------------------------


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                                       54

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
--------------------------------------------------------------------------------------------------------------------------------
American Century Investments         Advisor           Long-term capital growth     American Century Investment Management, Inc.
Select Fund                                                                         4500 Main Street
                                                                                    Kansas City, MO 64111
--------------------------------------------------------------------------------------------------------------------------------
Ariel Fund                                             Long-term capital            Ariel Capital Management, LLC
                                                       appreciation                 200 East Randolph Drive, Suite 2900
                                                                                    Chicago, IL 60601
--------------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income Fund       Class A           High long-term total         Calamos(R) Advisors LLC.
                                                       return                       2020 Calamos Court
                                                                                    Naperville, IL 60563
--------------------------------------------------------------------------------------------------------------------------------
Calamos Growth Fund                  Class A           Long-term capital growth     Calamos(R) Advisors LLC.
                                                                                    2020 Calamos Court
                                                                                    Naperville, IL 60563
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation Fund, Inc.                        Long-term capital growth     The Dreyfus Corporation
                                                                                    200 Park Avenue
                                                                                    New York, NY 10166
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus General Money Market Fund    Class B           High level of current        The Dreyfus Corporation
                                                       income as is consistent      200 Park Avenue
                                                       with preserving capital      New York, NY 10166
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value Fund                              To surpass the               The Dreyfus Corporation
                                                       performance of the           200 Park Avenue
                                                       Russell Midcap Value Index   New York, NY 10166
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value      Class A           Capital appreciation         The Dreyfus Corporation
Fund                                                                                200 Park Avenue
                                                                                    New York, NY 10166
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Dividend         Class T           Capital appreciation         Fidelity Management & Research Company
Growth Fund                                                                         82 Devonshire Street
                                                                                    Boston, MA 02109
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor International    Class T           Long-term growth of          Fidelity Management & Research Company
Capital Appreciation Fund                              capital                      82 Devonshire Street
                                                                                    Boston, MA 02109
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Mid Cap Fund     Class T           Long-term growth of          Fidelity Management & Research Company
                                                       capital                      82 Devonshire Street
                                                                                    Boston, MA 02109
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Value            Class T           Capital appreciation         Fidelity Management & Research Company
Strategies Fund                                                                     82 Devonshire Street
                                                                                    Boston, MA 02109
--------------------------------------------------------------------------------------------------------------------------------


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                                       55

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
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Core Bond Fund       Investor          Maximize total return        Neuberger Berman Management Inc.
                                                       through a combination of     605 Third Avenue
                                                       income and capital           New York, NY 10158
                                                       appreciation                 (Investment Adviser)
                                                                                    Lehman Brothers Asset Management LLC
                                                                                    200 South Wacker Drive, Suite 2100
                                                                                    Chicago, IL 60606
                                                                                    (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Socially            Trust             Long-term growth of          Neuberger Berman Management Inc.
Responsive Fund                                        capital                      605 Third Avenue
                                                                                    New York, NY  10158
                                                                                    (Investment Adviser)
                                                                                    Neuberger Berman, LLC
                                                                                    605 Third Avenue
                                                                                    New York, NY 10158
                                                                                    (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
PIMCO High Yield Fund                Class A           Maximum total return,        Pacific Investment Management Company LLC
                                                       consistent with              840 Newport Center Drive, Suite 100
                                                       preservation of capital      Newport Beach, CA 92660
                                                       and prudent investment
                                                       management
--------------------------------------------------------------------------------------------------------------------------------
Security Capital Preservation Fund   Class A           High current income while    Deutsche Asset Management, Inc.
                                                       seeking to maintain a        280 Park Avenue
                                                       degree of stability of       New York, NY 10017
                                                       shareholder's capital
--------------------------------------------------------------------------------------------------------------------------------
Security Diversified Income Fund     Class A           High level of interest       Security Management Company, LLC
                                                       income with security of      One Security Benefit Place
                                                       principal                    Topeka, KS 66636
--------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund                 Class A           Long-term growth of          Security Management Company, LLC
                                                       capital                      One Security Benefit Place
                                                                                    Topeka, KS 66636
--------------------------------------------------------------------------------------------------------------------------------
Security Global Fund                 Class A           Long-term growth of          Security Management Company, LLC
                                                       capital                      One Security Benefit Place
                                                                                    Topeka, KS 66636
                                                                                    (Investment Adviser)
                                                                                    OppenheimerFunds, Inc.
                                                                                    498 Seventh Avenue
                                                                                    New York, NY 10018
                                                                                    (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------


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                                       56

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Security Income Opportunity Fund     Class A           High level of current        Security Management Company, LLC
                                                       income                       One Security Benefit Place
                                                                                    Topeka, KS 66636
                                                                                    (Investment Adviser)
                                                                                    Four Corners Capital Management, LLC
                                                                                    515 S. Flower Street, Suite 4310
                                                                                    Los Angeles, CA 90071
                                                                                    (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Security Large Cap Value Fund        Class A           Long-term growth of          Security Management Company, LLC
                                                       capital                      One Security Benefit Place
                                                                                    Topeka, KS 66636
--------------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth Fund         Class A           Capital appreciation         Security Management Company, LLC
                                                                                    One Security Benefit Place
                                                                                    Topeka, KS 66636
--------------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Value Fund          Class A           Long-term growth of          Security Management Company, LLC
                                                       capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
Security Select 25 Fund              Class A           Long-term growth of          Security Management Company, LLC
                                                       capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
--------------------------------------------------------------------------------------------------------------------------------
Security Small Cap Growth Fund       Class A           Long-term growth of          Security Management Company, LLC
                                                       capital                      One Security Benefit Place
                                                                                    Topeka, KS  66636
                                                                                    (Investment Adviser)
                                                                                    RS Investment Management L.P.
                                                                                    388 Market Street
                                                                                    San Francisco, CA 94111
                                                                                    (Sub-adviser)
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth Fund    Class A           Capital growth               Van Kampen Asset Management
                                                                                    1 Parkview Plaza
                                                                                    Oakbrook Terrace, IL 60181
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Fund             Class A           Capital growth and income    Van Kampen Asset Management
                                                                                    1 Parkview Plaza
                                                                                    Oakbrook Terrace, IL 60181
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       57

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income Fund    Class A           Highest possible income      Van Kampen Asset Management
                                                       consistent with safety of    1 Parkview Plaza
                                                       principal                    Oakbrook Terrace, IL 60181
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth and     Advisor           Total return comprised of    Matrix Asset Advisors, Inc.
Income Fund                                            long-term capital            747 Third Avenue
                                                       appreciation and current     New York, NY 10017
                                                       income
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth Fund    Advisor           Long-term capital            Wells Capital Management Incorporated
                                                       appreciation                 525 Market Street, 10th Floor
                                                                                    San Francisco, CA 94105
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity    Advisor           Long-term capital            Wells Capital Management Incorporated
Fund                                                   appreciation                 525 Market Street, 10th Floor
                                                                                    San Francisco, CA 94105
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap      Class A           Long-term capital            Wells Capital Management Incorporated
Value Fund                                             appreciation                 525 Market Street, 10th Floor
                                                                                    San Francisco, CA 94105
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       58

                                                     [SECURITY BENEFIT(SM) LOGO]
                                                     Security Distributors, Inc.


      Prospectus                        May 1, 2006


--------------------------------------------------------------------------------
      SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                 -----------------------
                                                    Important Privacy
                                                     Notice Included

                                                      See Back Cover
                                                 -----------------------

6919 (R5-05)                                                         32-69197-00

--------------------------------------------------------------------------------

                    SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                      Individual Flexible Purchase Payment
                       Deferred Variable Annuity Contract

              Issued By:                             Mailing Address:
Security Benefit Life Insurance Company  Security Benefit Life Insurance Company
One Security Benefit Place               P.O. Box 750497
Topeka, Kansas 66636-0001                Topeka, Kansas 66675-0497
1-800-888-2461
--------------------------------------------------------------------------------


      This Prospectus describes the Security Benefit Advisor Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.


      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:(1)


o     AIM Basic Value

o     AIM Dynamics

o     AIM Large Cap Growth

o     AIM Mid Cap Core Equity

o     AIM Small Cap Growth

o     AIM Technology

o     American Century Equity Income

o     American Century Heritage

o     American Century International Growth

o     American Century Select

o     American Century Ultra(R)

o     Dreyfus Appreciation

o     Dreyfus Midcap Value

o     Dreyfus General Money Market

o     Dreyfus Premier Strategic Value

o     Fidelity(R) Advisor Dividend Growth

o     Fidelity(R) Advisor Mid Cap(3)

o     Fidelity(R) Advisor Real Estate(2)

o     Fidelity Advisor Value Strategies

o     Neuberger Berman Socially Responsive

o     Northern Institutional Balanced

o     Northern Large Cap Value

o     Northern Select Equity

o     PIMCO Real Return

o     PIMCO Total Return

o     RS Partners(2)

o     Rydex Sector Rotation(2)

o     Security Capital Preservation

o     Security Diversified Income

o     Security Income Opportunity

o     Security High Yield(2)

o     Security Alpha Opportunity(2)

o     Security Global(2)

o     Security Equity

o     Security Mid Cap Value

o     Security Select 25

o     Security Small Cap Growth(2)

o     Security Large Cap Value

o     Security Mid Cap Growth

o     Van Kampen Equity and Income

o     Van Kampen Comstock

o     Van Kampen Aggressive Growth

o     Wells Fargo Advantage Growth and Income

o     Wells Fargo Advantage Growth(2)

o     Wells Fargo Advantage Small Cap Value(2)

o     Wells Fargo Advantage Opportunity(2)

1 The Security Large Cap Growth and Security Social Awareness Subaccounts are no longer available under the Contract, effective May 1, 2006. As a result, you may no longer allocate Purchase Payments or transfer Contract Value to those Subaccounts. However, you may continue to transfer Contract Value from those Subaccounts. The Board of Directors of Security Equity Fund has approved the reorganization of the funds underlying those Subaccounts and called a special meeting of shareholders to vote on the proposed reorganizations. If the reorganizations are approved by shareholders at the meeting of shareholders, which is expected to be held on June 1, 2006, Security Large Cap Growth Fund and Security Social Awareness Fund (the "Acquired Funds") will be reorganized on a tax-free basis into Security Select 25 (the "Acquiring Fund"), on or about June 16, 2006 (the "Closing Date"). Assuming that the reorganizations are consummated, if you have allocated Contract Value to the Security Large Cap Growth and/or Security Social Awareness Subaccounts, your Contract Value allocated to each of those Subaccounts will be automatically allocated to the corresponding Acquiring Fund Subaccount, effective on the Closing Date. If you have in place an Automatic Investment Program or a Dollar Cost Averaging or Asset Reallocation option that includes an Acquired Fund Subaccount and you have not provided alternate instructions, the Company will allocate your Purchase Payment or Contract Value under such option to the corresponding


--------------------------------------------------------------------------------
      The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus carefully and retain it for future reference.

      Expenses for this Contract, if purchased with an Extra Credit Rider or Bonus Match Rider, may be higher than expenses for a contract without an Extra Credit Rider or Bonus Match Rider. The amount of Credit Enhancement, or Bonus Amount and applicable Additional Amounts, may be more than offset by any additional fees and charges.

      The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.


Date:  May 1, 2006


--------------------------------------------------------------------------------
   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
--------------------------------------------------------------------------------
6919 (R5-05)                                                         32-69197-00

--------------------------------------------------------------------------------


      Acquiring Fund Subaccount. If you currently have Contract Value allocated to the Acquired Fund Subaccounts, you may transfer it to another Subaccount(s) at any time.

2 These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

3 The Fidelity(R) Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity(R) Advisor Mid Cap Subaccount. If you purchased your Contract after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity(R) Advisor Mid Cap Subaccount.


      Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 63 of this Prospectus.


      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------

                                Table of Contents

                                                                            Page

DEFINITIONS .............................................................     5

SUMMARY .................................................................     6
   Purpose of the Contract ..............................................     6
   The Separate Account and the Funds ...................................     6
   Fixed Account ........................................................     6
   Purchase Payments ....................................................     6
   Contract Benefits ....................................................     6
   Optional Riders ......................................................     6
   Free-Look Right ......................................................     7
   Charges and Deductions ...............................................     7
   Tax-Free Exchanges ...................................................    10
   Contacting the Company ...............................................    10

EXPENSE TABLE ...........................................................    11
   Contract Owner Transaction Expenses ..................................    11
   Periodic Expenses ....................................................    11
   Optional Rider Expenses ..............................................    12
   Example ..............................................................    13

CONDENSED FINANCIAL INFORMATION .........................................    14

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS ......    20
   Security Benefit Life Insurance Company ..............................    20
   Published Ratings ....................................................    20
   Separate Account .....................................................    20
   Underlying Funds .....................................................    20

THE CONTRACT ............................................................    22
   General ..............................................................    22
   Application for a Contract ...........................................    22
   Optional Riders ......................................................    22
   Guaranteed Minimum Income Benefit ....................................    23
   Annual Stepped Up Death Benefit ......................................    23
   Guaranteed Growth Death Benefit ......................................    23
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit .......    24
   Enhanced Death Benefit ...............................................    24
   Combined Enhanced and Annual Stepped Up Death Benefit ................    25
   Combined Enhanced and Guaranteed Growth Death Benefit ................    25
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
       Benefit ..........................................................    25
   Guaranteed Minimum Withdrawal Benefit ................................    26
   Total Protection .....................................................    27
   Extra Credit .........................................................    28
   Waiver of Withdrawal Charge ..........................................    29
   Alternate Withdrawal Charge ..........................................    29
   Waiver of Withdrawal Charge - 15 Years or Disability .................    30
   Waiver of Withdrawal Charge - 10 Years or Disability .... ............    30
   Waiver of Withdrawal Charge - Hardship ...............................    30
   Waiver of Withdrawal Charge - 5 Years and Age 59 1/2 .................    30
   Bonus Match ..........................................................    30
   Purchase Payments ....................................................    32
   Allocation of Purchase Payments ......................................    32
   Dollar Cost Averaging Option .........................................    32
   Asset Reallocation Option ............................................    33
   Transfers of Contract Value ..........................................    34
   Contract Value .......................................................    36
   Determination of Contract Value ......................................    36
   Cut-Off Times ........................................................    37
   Full and Partial Withdrawals .........................................    37
   Systematic Withdrawals ...............................................    38
   Free-Look Right ......................................................    39
   Death Benefit ........................................................    39
   Distribution Requirements ............................................    40
   Death of the Annuitant ...............................................    40

CHARGES AND DEDUCTIONS ..................................................    40
   Contingent Deferred Sales Charge .....................................    40
   Mortality and Expense Risk Charge ....................................    41
   Administration Charge ................................................    41
   Account Administration Charge ........................................    41
   Premium Tax Charge ...................................................    41
   Loan Interest Charge .................................................    41
   Other Charges ........................................................    42
   Variations in Charges ................................................    42
   Optional Rider Charges ...............................................    42
   Teacher Retirement System of Texas - Limits on Optional Riders .......    42
   Guarantee of Certain Charges .........................................    44
   Underlying Fund Expenses .............................................    44

ANNUITY PERIOD ..........................................................    44
   General ..............................................................    44
   Annuity Options ......................................................    45
   Selection of an Option ...............................................    47

THE FIXED ACCOUNT .......................................................    47
   Interest .............................................................    47
   Death Benefit ........................................................    48
   Contract Charges .....................................................    48
   Transfers and Withdrawals from the Fixed Account .....................    48
   Payments from the Fixed Account ......................................    48

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                                        3

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                                                                            Page

MORE ABOUT THE CONTRACT .................................................    49
   Ownership ............................................................    49
   Designation and Change of Beneficiary ................................    49
   Dividends ............................................................    49
   Payments from the Separate Account ...................................    49
   Proof of Age and Survival ............................................    49
   Misstatements ........................................................    49
   Loans ................................................................    49
   Restrictions on Withdrawals from Qualified Plans .....................    51
   Restrictions under the Texas Optional Retirement Program .............    51

FEDERAL TAX MATTERS .....................................................    51
   Introduction .........................................................    51
   Tax Status of the Company and the Separate Account ...................    52
   Qualified Plans ......................................................    52

OTHER INFORMATION .......................................................    55
   Voting of Underlying Fund Shares .....................................    55
   Substitution of Investments ..........................................    56
   Changes to Comply with Law and Amendments ............................    56
   Reports to Owners ....................................................    56
   Electronic Privileges ................................................    56
   State Variations .....................................................    57
   Legal Proceedings ....................................................    57
   Sale of the Contract .................................................    57
   Legal Matters ........................................................    59

PERFORMANCE INFORMATION .................................................    59

ADDITIONAL INFORMATION ..................................................    59
   Registration Statement ...............................................    59
   Financial Statements .................................................    60

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION ...............    60

OBJECTIVES AND MAIN INVESTMENTS FOR UNDERLYING FUNDS ....................    61

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.
--------------------------------------------------------------------------------
                                        4

--------------------------------------------------------------------------------

Definitions

      Various terms commonly used in this Prospectus are defined as follows:

      Accumulation Unit -- A unit of measure used to calculate Contract Value.

      Additional Amount -- An amount the Company may add to Contract Value under the Bonus Match Rider.

      Administrative Office -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

      Annuitant -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

      Annuity -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      Annuity Options -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

      Annuity Period -- The period beginning on the Annuity Start Date during which annuity payments are made.

      Annuity Unit -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

      Annuity Start Date -- The date when annuity payments begin as elected by the Owner.

      Automatic Investment Program -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.


      Bonus Amount -- An amount added to Contract Value during the Bonus Amount Period under the Bonus Match Rider. The Company applies the Bonus Amount to the first $10,000 in Purchase Payments in any Contract Year that are made under a salary reduction agreement in connection with a retirement plan qualified under
Section 403(b) of the Internal Revenue Code.


      Contract Date -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      Contract Debt -- The unpaid loan balance including loan interest.

      Contract Value -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      Contract Year -- Each twelve-month period measured from the Contract Date.

      Credit Enhancement -- An amount added to Contract Value under the Extra Credit Rider.

      Designated Beneficiary -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

      Fixed Account -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

      General Account -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      Guaranteed Rate -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

      Owner -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      Participant -- A Participant under a Qualified Plan.

      Purchase Payment -- An amount paid to the Company as consideration for the Contract.

      Separate Account -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      Subaccount -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      Underlying Fund -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

      Valuation Date -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Valuation Period -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      Withdrawal Value -- The amount you will receive upon full withdrawal of the Contract. It is equal to

--------------------------------------------------------------------------------
                                        5

--------------------------------------------------------------------------------

Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

Summary

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

Purpose of the Contract -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


      You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.


The Separate Account and the Funds -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account."

      You may allocate all or part of your purchase payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.


      The Fidelity(R) Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, and the Fidelity(R) Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity(R) Advisor International Capital Appreciation Subaccount after December 31, 2004.


Fixed Account -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

Purchase Payments -- Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

Contract Benefits -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

o     Guaranteed Minimum Income Benefit at 3% or 5%;

o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

--------------------------------------------------------------------------------
                                        6

--------------------------------------------------------------------------------

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*

o     Extra Credit at 3%, 4% or 5%;

o     Waiver of Withdrawal Charge; or

o     0-Year or 4-Year Alternate Withdrawal Charge

o     Waiver of Withdrawal Charge - 15 Years or Disability;

o     Waiver of Withdrawal Charge - 10 Years or Disability;

o     Waiver of Withdrawal Charge - Hardship;

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2;

o     Bonus Match.

*     Provides a death benefit.

Free-Look Right -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

Charges and Deductions -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

      Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

      The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, Bonus Amounts, and Additional Amounts, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments, Bonus Amounts, and Additional Amounts that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

      Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain "age," depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is "age one" in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

         ------------------------------
         Purchase Payment,
         Bonus Amount, or
         Additional Amount   Withdrawal
          Age(in years)        Charge
         ------------------------------
                 1               7%
                 2               7%
                 3               6%
                 4               5%
                 5               4%
                 6               3%
                 7               2%
            8 and over           0%
         ------------------------------

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                                        7

--------------------------------------------------------------------------------

      The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

      Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                    ----------------------------------------
                                        Annual Mortality and
                    Contract Value      Expense Risk Charge
                    ----------------------------------------
                    Less than $25,000           0.90%
                    $25,000 or more             0.75%
                    ----------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."

      Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner, except the Bonus Match Rider, which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date, and the charge for the Bonus Match Rider will terminate upon termination of the rider.

      The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary, and the Bonus Match Rider, which is also available at any time after Contract issue. You may not terminate a rider (except the Bonus Match Rider) after issue unless otherwise stated. The amount of each rider charge (other than the charge for the Bonus Match Rider) is equal to a percentage, on an annual basis, of your Contract Value. A rider may not be available in all states. You may not select riders with total charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. Each rider and its charge are listed below. See "Optional Rider Charges."

      Teacher Retirement System of Texas - Limits on Optional Riders. If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select Riders with a total charge that exceeds 0.25% of Contract Value and only the following riders are available for purchase:

o     Annual Stepped Up Death Benefit

o     Enhanced Death Benefit

o     Guaranteed Growth Death Benefit at 3%

o     Guaranteed Growth Death Benefit at 5%

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit

o     Guaranteed Minimum Income Benefit at 3%

o     Waiver of Withdrawal Charge

o     Waiver of Withdrawal Charge - Hardship

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
---------------------------------------------------------------------------
                                                                  Annual
                                                  Rate(1)     Rider Charge
---------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                     3%        0.15%
                                                      5%(5)     0.30%
---------------------------------------------------------------------------
Annual Stepped Up Death Benefit                      --         0.20%
---------------------------------------------------------------------------
                                                      3%        0.10%
Guaranteed Growth Death Benefit                       5%        0.20%
                                                      6%(2)     0.25%
                                                      7%(2)     0.30%
---------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed
   Growth Death Benefit                               5%        0.25%
---------------------------------------------------------------------------
Enhanced Death Benefit                               --         0.25%
---------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up
   Death Benefit                                     --         0.35%
---------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth
   Death Benefit                                      5%        0.35%
---------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and
   Guaranteed Growth Death Benefit                    5%        0.40%
---------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                --         0.45%(3)
---------------------------------------------------------------------------
Total Protection                                     --         0.85%(4)
---------------------------------------------------------------------------
                                                      3%        0.40%
Extra Credit(5)                                       4%        0.55%
                                                      5%        0.70%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge                          --         0.05%
---------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                     0-Year       0.70%
                                                   4-Year       0.55%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge - 15 Years or
   Disability                                        --         0.05%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge - 10 Years or
Disability                                           --         0.10%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge - Hardship               --         0.15%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge - 5 Years and
   Age 59 1/2                                        --         0.20%
---------------------------------------------------------------------------
Bonus Match                                          --       $   25(7)
---------------------------------------------------------------------------
1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2     Not available to Texas residents.

3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

4 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

6 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

7 The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------

      Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

      Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

      Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


      Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges.


      Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

Tax-Free Exchanges -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Contacting the Company -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."


--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                     None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount
      withdrawn attributable to Purchase Payments)                        7%(1)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                         None
--------------------------------------------------------------------------------
Periodic Expenses are fees and expenses that you will pay
   periodically during the time that you own the Contract,
   not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Account Administration Charge                                       $  30(2)
--------------------------------------------------------------------------------
   Net Loan Interest Charge(3)                                          2.75%
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a percentage of
      average Contract Value)
--------------------------------------------------------------------------------
      Annual Mortality and Expense Risk Charge                         0.90%(4)
--------------------------------------------------------------------------------
      Annual Administration Charge                                     0.15%
--------------------------------------------------------------------------------
      Maximum Annual Charge for Optional Riders                        1.55%(5)
--------------------------------------------------------------------------------
      Total Separate Account Annual Expenses                           2.60%
--------------------------------------------------------------------------------


1 The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to
      (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

2 A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.


3 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.75% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.75%, plus the amount of any applicable rider charges.


4 The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

5 You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select riders with total charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                   Interest      Annual
                                                   Rate(1)    Rider Charge
---------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Rider               3%       0.15%
                                                      5%       0.30%
---------------------------------------------------------------------------
Annual Stepped Up Death Benefit Rider                --        0.20%
---------------------------------------------------------------------------
                                                      3%       0.10%
Guaranteed Growth Death Benefit Rider                 5%       0.20%
                                                      6%(2,)   0.25%
                                                      7%(2,)   0.30%
---------------------------------------------------------------------------
Combined Annual Stepped Up Death Benefit Rider
   and Guaranteed Growth Death Benefit Rider          5%       0.25%
---------------------------------------------------------------------------
Enhanced Death Benefit Rider                         --        0.25%
---------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and
   Annual Stepped Up Death Benefit Rider             --        0.35%
---------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider and
   Guaranteed Growth Death Benefit Rider              5%       0.35%
---------------------------------------------------------------------------
Combined Enhanced Death Benefit Rider, Annual
   Stepped Up                                         5%       0.40%
---------------------------------------------------------------------------
Death Benefit Rider, and Guaranteed Growth
   Death Benefit Rider
---------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit Rider          --        0.45%(3)
---------------------------------------------------------------------------
Total Protection Rider                               --        0.85%(3)
---------------------------------------------------------------------------
                                                      3%       0.40%
Extra Credit Rider(4)                                 4%       0.55%
                                                      5%       0.70%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider                    --        0.05%
---------------------------------------------------------------------------
Alternate Withdrawal Charge Rider(5)               0-Year      0.70%
                                                   4-Year      0.55%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--15 Years or
   Disability                                        --        0.05%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--10 Years or
   Disability                                        --        0.10%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--Hardship          --        0.15%
---------------------------------------------------------------------------
Waiver of Withdrawal Charge Rider--5 Years and
   Age 59 1/2                                        --        0.20%
---------------------------------------------------------------------------
Bonus Match Rider                                    --       $  25(6)
---------------------------------------------------------------------------
1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2     Not available to Texas residents.

3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

4 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

5 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

6 The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                 Minimum   Maximum
--------------------------------------------------------------------------------
Total Annual Underlying
Fund Operating Expenses(1)                        0.78%      2.94%
--------------------------------------------------------------------------------

1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2005, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2005.
--------------------------------------------------------------------------------


Example -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------
                                         1        3        5          10
                                       Year     Years    Years      Years
--------------------------------------------------------------------------
If you surrender your                 $1,181   $2,181   $3,084     $5,393
   Contract at the end of the
   applicable time period
--------------------------------------------------------------------------
If you do not surrender or               553    1,649    2,733      5,393
   you annuitize your Contract
--------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       13

Condensed Financial Information


      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ending December 31. Because the AIM Large Cap Growth, Neuberger Berman AMT Socially Responsive and Security Select 25 Subaccounts were not in existence as of December 31, 2005, accumulation unit values and ending accumulation units outstanding for these Subaccounts have not been provided.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                           2005       2004(b)          2003       2002(a)
--------------------------------------------------------------------------------------------------------------------------
AIM Basic Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    9.42      $   8.83      $   6.87      $   7.08
   End of period...................................................   $    9.56      $   9.42      $   8.83      $   6.87
Accumulation units outstanding at the end of period................      22,702        18,419         7,340           711
--------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   10.80      $   9.87            --            --
   End of period...................................................   $   11.16      $  10.80      $   9.87            --
Accumulation units outstanding at the end of period................      98,386        81,683        59,018            --
--------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    8.79      $   8.55            --            --
   End of period...................................................   $    9.15      $   8.79      $   8.55            --
Accumulation units outstanding at the end of period................      44,154        31,422         7,945            --
--------------------------------------------------------------------------------------------------------------------------
AIM Blue Chip
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    7.18      $   7.16      $   5.94      $   6.08
   End of period...................................................   $    7.12      $   7.18      $   7.16      $   5.94
Accumulation units outstanding at the end of period................      49,493        36,104        11,028           247
--------------------------------------------------------------------------------------------------------------------------
AIM Dynamics
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    7.18      $   6.69      $   5.04      $   4.86
   End of period...................................................   $    7.62      $   7.18      $   6.69      $   5.04
Accumulation units outstanding at the end of period................       4,454         4,130         5,424           265
--------------------------------------------------------------------------------------------------------------------------
AIM Technology
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    4.85      $   4.89            --            --
   End of period...................................................   $    4.74      $   4.85      $   4.89            --
Accumulation units outstanding at the end of period................      58,015        25,559        12,296            --
--------------------------------------------------------------------------------------------------------------------------
American Century Heritage
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    8.12      $   7.90            --            --
   End of period...................................................   $    9.52      $   8.12      $   7.90            --
Accumulation units outstanding at the end of period................      16,848         5,602         2,900            --
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                           2005       2004(b)          2003       2002(a)
--------------------------------------------------------------------------------------------------------------------------
American Century Select
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    7.85      $   7.62      $   6.37      $   6.42
   End of period...................................................   $    7.60      $   7.85      $   7.62      $   6.37
Accumulation units outstanding at the end of period................     109,953        86,670        73,396           209
--------------------------------------------------------------------------------------------------------------------------
American Century Equity Income
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   12.21      $  11.31      $   9.49      $   9.28
   End of period...................................................   $   12.00      $  12.21      $  11.31      $   9.49
Accumulation units outstanding at the end of period................      72,862        29,286        13,942         1,063
--------------------------------------------------------------------------------------------------------------------------
American Century International Growth
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    8.38      $   7.57            --            --
   End of period...................................................   $    9.11      $   8.38      $   7.57            --
Accumulation units outstanding at the end of period................      76,879        26,679        10,435            --
--------------------------------------------------------------------------------------------------------------------------
American Century Ultra(R)
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   11.68      $  11.01            --            --
   End of period...................................................   $   11.45      $  11.68      $  11.01            --
Accumulation units outstanding at the end of period................      11,623         3,827           283            --
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    8.47      $   8.34      $   7.20      $   7.38
   End of period...................................................   $    8.48      $   8.47      $   8.34      $   7.20
Accumulation units outstanding at the end of period................     189,162       149,939        84,198           185
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   10.76      $   9.52            --            --
   End of period...................................................   $   11.21      $  10.76      $   9.52            --
Accumulation units outstanding at the end of period................      27,089        12,600         3,656            --
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   10.36      $   9.17      $   6.05      $   5.92
   End of period...................................................   $   10.77      $  10.36      $   9.17      $   6.05
Accumulation units outstanding at the end of period................      22,053        10,376         3,357           190
--------------------------------------------------------------------------------------------------------------------------
Dreyfus General Money Market
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    8.99      $   9.31      $   9.66      $   9.76
   End of period...................................................   $    8.85      $   8.99      $   9.31      $   9.66
Accumulation units outstanding at the end of period................      60,374        52,667        14,420           119
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Value Strategies
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   11.74      $  10.68            --            --
   End of period...................................................   $   11.54      $  11.74      $  10.68            --
Accumulation units outstanding at the end of period................      45,222        26,417        11,170            --
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                           2005       2004(b)          2003       2002(a)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Dividend Growth
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    8.52      $   8.42            --            --
   End of period...................................................   $    8.44      $   8.52      $   8.42            --
Accumulation units outstanding at the end of period................      35,208        25,374         9,987            --
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Mid Cap
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   11.00         $9.87            --            --
   End of period...................................................   $   11.45      $  11.00      $   9.87            --
Accumulation units outstanding at the end of period................      20,691        16,206         7,252            --
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor International Capital Appreciation
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   11.00      $  10.38      $   7.66      $   8.03
   End of period...................................................   $   11.99      $  11.00      $  10.38      $   7.66
Accumulation units outstanding at the end of period................      64,197        71,828        62,572           151
--------------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Real Estate
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   15.12      $  11.81            --            --
   End of period...................................................   $   16.86      $  15.12      $  11.81            --
Accumulation units outstanding at the end of period................      17,231         8,756           557            --
--------------------------------------------------------------------------------------------------------------------------
Northern Institutional Balanced
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   10.88      $  10.72            --            --
   End of period...................................................   $   10.94      $  10.88      $  10.72            --
Accumulation units outstanding at the end of period................       5,547         3,846           105            --
--------------------------------------------------------------------------------------------------------------------------
Northern Large Cap Value
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   12.42      $  11.65            --            --
   End of period...................................................   $   12.34      $  12.42      $  11.65            --
Accumulation units outstanding at the end of period................      11,163         5,926            37            --
--------------------------------------------------------------------------------------------------------------------------
Northern Select Equity
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   10.98      $  10.95            --            --
   End of period...................................................   $   10.97      $  10.98      $  10.95            --
Accumulation units outstanding at the end of period................       4,553           294           169            --
--------------------------------------------------------------------------------------------------------------------------
PIMCO Real Return
-------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $   10.29         $9.87            --            --
   End of period...................................................   $   10.08      $  10.29      $   9.87            --
Accumulation units outstanding at the end of period................     127,351        26,708           965            --
--------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
--------------------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period.............................................   $    9.80      $   9.76            --            --
   End of period...................................................   $    9.62      $   9.80      $   9.76            --
Accumulation units outstanding at the end of period................      42,523        19,758           602            --
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                         2005      2004(b)     2003      2002(a)
----------------------------------------------------------------------------------------------------------------
Security Diversified Income
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $  10.52   $  10.58   $  10.71   $  10.62
   End of period ...................................................   $  10.27   $  10.52   $  10.58   $  10.71
Accumulation units outstanding at the end of period ................     47,422     39,926     41,660         81
----------------------------------------------------------------------------------------------------------------
Security Global
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $  10.13   $   8.93   $   6.56   $   6.91
   End of period ...................................................   $  11.01   $  10.13   $   8.93   $   6.56
Accumulation units outstanding at the end of period ................    127,016     82,366     67,706        176
----------------------------------------------------------------------------------------------------------------
Security Equity
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $   7.94   $   7.69        --          --
   End of period ...................................................   $   7.93   $   7.94   $   7.69         --
Accumulation units outstanding at the end of period ................      5,454      4,501      1,491         --
----------------------------------------------------------------------------------------------------------------
Security Income Opportunity
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $  10.05   $  10.00        --          --
   End of period ...................................................   $  10.10   $  10.05        --          --
Accumulation units outstanding at the end of period ................     15,287      1,637        --          --
----------------------------------------------------------------------------------------------------------------
Security Large Cap Value
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $   8.83   $   8.34   $   6.82   $   7.01
   End of period ...................................................   $   9.31   $   8.83   $   8.34   $   6.82
Accumulation units outstanding at the end of period ................     16,387      5,811      2,351         58
----------------------------------------------------------------------------------------------------------------
Security Large Cap Growth
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $   7.28   $   7.37        --          --
   End of period ...................................................   $   7.16   $   7.28   $   7.37         --
Accumulation units outstanding at the end of period ................     16,600     12,423      2,723         --
----------------------------------------------------------------------------------------------------------------
Security Capital Preservation
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $  10.34   $  10.13   $  10.18   $  10.18
   End of period ...................................................   $  10.14   $  10.34   $  10.13   $  10.18
Accumulation units outstanding at the end of period ................    117,059    113,336     66,733      2,012
----------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $   9.90   $   9.39         --         --
   End of period ...................................................   $  10.19   $   9.90   $   9.39         --
Accumulation units outstanding at the end of period ................     45,518     25,683      8,214         --
----------------------------------------------------------------------------------------------------------------
Security Mid Cap Value
----------------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................................   $  14.39   $  11.80   $   8.08   $   8.14
   End of period ...................................................   $  16.02   $  14.39   $  11.80   $   8.08
Accumulation units outstanding at the end of period ................    146,052    109,248     67,622      1,419
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                            2005      2004(b)          2003      2002(a)
----------------------------------------------------------------------------------------------------------
Security Small Cap Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $    10.09   $     9.03   $      6.06   $     5.99
   End of period ...................................  $    10.36   $    10.09   $      9.03   $     6.06
Accumulation units outstanding at the end of
   period ..........................................      12,285        4,363         3,120          250
----------------------------------------------------------------------------------------------------------
Security Social Awareness
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $     7.97   $     7.96   $      6.76   $     6.78
   End of period ...................................  $     7.99   $     7.97   $      7.96   $     6.76
Accumulation units outstanding at the end of
   period ..........................................       4,388        2,017           762          118
----------------------------------------------------------------------------------------------------------
Security High Yield
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $    11.16   $    10.46            --           --
   End of period ...................................  $    11.09   $    11.16   $     10.46           --
Accumulation units outstanding at the end of
   period ..........................................      17,880        6,915           615           --
----------------------------------------------------------------------------------------------------------
Security Alpha Opportunity
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $    12.50   $    11.57            --           --
   End of period ...................................  $    12.89   $    12.50   $     11.57           --
Accumulation units outstanding at the end of
   period ..........................................      18,211        9,287            42           --
----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth and Income
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $     8.15   $     7.79            --           --
   End of period ...................................  $     7.71   $     8.15   $      7.79           --
Accumulation units outstanding at the end of
   period ..........................................       5,562        7,157         5,029           --
----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $     6.66   $     6.10            --           --
   End of period ...................................  $     7.14   $     6.66   $      6.10           --
Accumulation units outstanding at the end of
   period ..........................................       7,657        3,543         2,683           --
----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $    14.35   $    12.45   $      8.72   $     8.73
   End of period ...................................  $    15.85   $    14.35   $     12.45   $     8.72
Accumulation units outstanding at the end of
   period ..........................................      67,149       52,532        54,273          137
----------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $     9.47   $     8.39   $      6.35   $     6.35
   End of period ...................................  $     9.76   $     9.47   $      8.39   $     6.35
Accumulation units outstanding at the end of
   period ..........................................       5,236        4,506         3,347          237
----------------------------------------------------------------------------------------------------------
RS Partners
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $    16.15   $    12.74            --           --
   End of period ...................................  $    17.39   $    16.15   $     12.74           --
Accumulation units outstanding at the end of
   period ..........................................      68,570       40,435         1,087           --
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                            2005      2004(b)          2003      2002(a)
----------------------------------------------------------------------------------------------------------
Rydex Sector Rotation
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $    12.15   $    11.45            --           --
   End of period ...................................  $    13.34   $    12.15    $    11.45           --
Accumulation units outstanding at the end of
   period ..........................................      38,738        4,039           115           --
----------------------------------------------------------------------------------------------------------
Van Kampen Equity and Income
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $    10.72   $     9.98   $      8.49   $     8.51
   End of period ...................................  $    11.12   $    10.72   $      9.98   $     8.49
Accumulation units outstanding at the end of
   period ..........................................      96,696       52,306        16,063          640
----------------------------------------------------------------------------------------------------------
Van Kampen Comstock
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $     9.88   $     8.74   $      6.94   $     6.83
   End of period ...................................  $     9.90   $     9.88   $      8.74   $     6.94
Accumulation units outstanding at the end of
   period ..........................................     242,756      156,796        87,488          166
----------------------------------------------------------------------------------------------------------
Van Kampen Aggressive Growth
----------------------------------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period .............................  $     7.23   $     6.53            --           --
   End of period ...................................  $     7.71   $     7.23   $      6.53           --
Accumulation units outstanding at the end of
   period ..........................................      11,031        5,104         2,550           --
----------------------------------------------------------------------------------------------------------

(a) For the period of September 3, 2002 (date of inception) through December 31, 2002.

(b) For the period of April 1, 2004 (date of inception) through December 31, 2004 for the Security Income Opportunity Subaccount.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

Information About the Company, the Separate Account, and the Funds

Security Benefit Life Insurance Company -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2005, the Company had total assets of approximately $12.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $15.7 billion.


Published Ratings -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

Underlying Funds -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

      Shares of each Underlying Fund are available to the general public. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------

investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

      Administrative, Marketing, and Support Service Payments. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

      12b-1 Fees. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees ranging from 0% or 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.


      Administrative Payments. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds) a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.05% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. The Company may also receive a servicing fee from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract invested in the Underlying Fund.


      Other Payments. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


      Total Payments. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or administrative payments that range in total from 0.25% to a maximum of 0.65% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.


      Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------

marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

The Contract

General -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.


      The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


Application for a Contract -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

Optional Riders -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

o     Guaranteed Minimum Income Benefit at 3% or 5%;

o     Annual Stepped Up Death Benefit;*

o     Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Enhanced Death Benefit;*

o     Combined Enhanced and Annual Stepped Up Death Benefit;*

o     Combined Enhanced and Guaranteed Growth Death Benefit;*

o     Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

o     Guaranteed Minimum Withdrawal Benefit;

o     Total Protection;*

o     Extra Credit at 3%, 4% or 5%;

o     Waiver of Withdrawal Charge;

o     0-Year or 4-Year Alternate Withdrawal Charge; or

o     Waiver of Withdrawal Charge - 15 Years or Disability;

o     Waiver of Withdrawal Charge - 10 Years or Disability;

o     Waiver of Withdrawal Charge - Hardship;

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2;

o     Bonus Match.

*     Provides a death benefit.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary, and the Bonus Match Rider, which is also available at any

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------

time after Contract issue. You cannot change or cancel the rider(s) that you select after they are issued, except you may cancel the Bonus Match Rider. A rider may not be available in all states. See the detailed description of each rider below.

Guaranteed Minimum Income Benefit -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments (which do not include any Bonus Amounts and/or Additional Amounts paid under the Bonus Match Rider) and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.)

      In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

o The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

o Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

o An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

 1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional

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                                       23

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      Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.    The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements (but not including any Bonus Amounts or Additional Amounts), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), net of premium tax and any withdrawals, including withdrawal charges.

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Annual Stepped Up and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.    The Annual Stepped Up Death Benefit (as described above); or

4.    The Guaranteed Growth Death Benefit at 5% (as described above).

      If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Enhanced Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of:

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                                       24

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(1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.

o "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

o "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Annual Stepped Up Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below

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                                       25

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will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

      If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

      This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

Guaranteed Minimum Withdrawal Benefit -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

      Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

--------------------------------------------------------------------------------
                       Annual
                 Withdrawal Amount*        Benefit Amount*
                 -----------------------------------------
                        5%                      130%
                        6%                      110%
                        7%                      100%
                 -----------------------------------------

* A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)
--------------------------------------------------------------------------------

      If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

      If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

      The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

      The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual

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                                       26

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Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit
Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

Total Protection -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

      Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

      This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

      The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

      The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

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                                       27

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      The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

      This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

      While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.

Extra Credit -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both a an Extra Credit Rider and a Bonus Match Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Amount. See "Bonus Match."

      In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.    Contract Value immediately prior to the withdrawal.

      The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

      This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

      The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

      The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below,

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                                       28

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and you do not expect to make Purchase Payments to the Contract after the first
Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

      If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                      --------------------------------------
                                            Rate of Return
                      Interest Rate        (net of expenses)
                      --------------------------------------
                            3%                  -5.00%
                            4%                  -1.50%
                            5%                   0.80%
                      --------------------------------------

      The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

Waiver of Withdrawal Charge -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

      The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

      The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

      The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

      Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

      The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

      If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

Alternate Withdrawal Charge -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

           ---------------------------------------------------
                0-Year Schedule            4-Year Schedule
           ---------------------------------------------------
             Purchase                   Purchase
           Payment Age   Withdrawal   Payment Age   Withdrawal
            (in years)     Charge      (in years)     Charge
           ---------------------------------------------------
           0 and over        0%            1            7%
                                           2            7%
                                           3            6%
                                           4            5%
                                       5 and over       0%
           ---------------------------------------------------

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                                       29

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If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

Waiver of Withdrawal Charge--15 Years or Disability -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o     The Contract has been in force for 15 or more Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider--15 Years or Disability."

Waiver of Withdrawal Charge--10 Years or Disability -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

o The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

Waiver of Withdrawal Charge--Hardship -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

Waiver of Withdrawal Charge--5 Years and Age 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

o     The Owner is age 59 1/2 or older; and

o The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."


Bonus Match -- This rider is not available in all states and is available only in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You may elect this rider at Contract issue or any time thereafter. Upon the Company's acceptance of your election of the rider, the rider will be in effect as of the Valuation Date the Company receives your rider election form or written request electing the rider.

      The rider provides for the Company to add a Bonus Amount to your Contract Value during the "Bonus Match Period," which is the period that begins on the date the rider is first in effect and ends on the earlier of: (1) the fifth anniversary of the rider's date of issue, or (2) termination of the rider. The Company will apply the Bonus Amount only to the first $10,000 in salary reduction Purchase Payments in any Contract Year. You may have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculates the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which do not include any Bonus Amount or Credit Enhancement. See "Extra Credit."

      The Bonus Amount is an amount equal to the applicable percentage of Purchase Payments applied to your Contract under a salary reduction arrangement while the rider is in effect. The Company will apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction Purchase Payment is applied. As set forth in the applicable table below, the Bonus Amount percentage is based on the amount of Contract Value as of the date that the Bonus Amount is applied. Bonus Amounts will be allocated among the Subaccounts in the same proportion as the applicable salary reduction Purchase Payment.

      The Company applies the Bonus Amount percentage under Table 1 or 2 below based upon whether you have in effect an active affinity credit card. Table 1 applies to salary reduction Purchase Payments received if you do not have an active affinity credit card as of the date of receipt of such Purchase Payment:

  Table 1


--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           Bonus Amount (As a
 Contract Value as of Date                                % of Salary Reduction
  Bonus Amount is Applied                                   Purchase Payments)
--------------------------------------------------------------------------------
 Less than $50,000                                                  1%
 $50,000 up to $100,000                                             2%
 $100,000 up to $250,000                                            3%
 $250,000 or more                                                   4%
--------------------------------------------------------------------------------

      Table 2 applies if you have: (1) completed the affinity credit card application provided by the Company; (2) received approval from the affinity credit card issuer selected by the Company; (3) made first use of the affinity credit card; and (4) your affinity credit card is active upon the date of receipt of the salary reduction Purchase Payment. The Company requires that you keep the affinity credit card active and enter into a new affinity credit card arrangement if any current card arrangement is terminated to keep the Bonus Amount in Table 2 in effect.

Table 2
--------------------------------------------------------------------------------
                                                          Bonus Amount (As a
 Contract Value as of Date                                % of Salary Reduction
  Bonus Amount is Applied                                 Purchase Payments)
--------------------------------------------------------------------------------
 Less than $50,000                                                  4%
 $50,000 up to $100,000                                             6%
 $100,000 up to $250,000                                            8%
 $250,000 or more                                                  10%
--------------------------------------------------------------------------------

      During the Bonus Match Period, if the Owner does not maintain an active affinity credit card, the Bonus Amount in Table 2 will terminate automatically, and the Bonus Amount percentage under Table 1 shall apply to salary reduction Purchase Payments received while the affinity credit card is not active. If the Owner later reactivates the credit card, the Bonus Amount percentage under Table 2 will apply to salary reduction Purchase Payments received after the Company receives notice from the affinity credit card issuer that you have reactivated the card and first use has occurred for so long as the credit card is active. The Owner may elect not to apply for the affinity credit card and receive Bonus Amounts only under Table 1 above.

      The Company guarantees that it will pay the applicable Bonus Amounts during the Bonus Match Period. In its sole discretion, the Company may add Bonus Amounts to your Contract Value after the fifth anniversary of the rider's date of issue, but any such additional Bonus Amounts are not guaranteed and will be paid only while the rider is in effect.

      At the end of each calendar year while this rider is in effect, the Company in its sole discretion may elect to add to Contract Value an "Additional Amount" equal to: (a) amounts the Company earned during the calendar year in connection with credit card purchases by all owners of the rider under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less
(b) Bonus Amounts added to Contract Value of owners of the rider during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The Additional Amount shall be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction Purchase Payments applied to the Contract during the calendar year relative to salary reduction Purchase Payments made by other owners of the rider. The Company shall add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider is in effect on that date and the Additional Amount is greater than $0.

      At any time after the fifth anniversary of the rider's date of issue, the Company reserves the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company will stop deducting the rider charge.

      The Bonus Amounts and any Additional Amounts vest immediately but are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercise your right to cancel during the free look period, the Company will reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that has been applied to your Contract Value.

      In the event that the death benefit under your Contract is based upon the sum of all Purchase Payments made by the Owner, Purchase Payments shall not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract is based upon Purchase Payments increased at an annual rate of interest ("Guaranteed Growth Death Benefit"), Purchase Payments shall not include any Bonus Amounts or Additional Amounts paid under this rider. The Company will not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.

      If you have elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts are included in Purchase Payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.

      The Company expects to make a profit from the charge for this rider and funds payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement. The Bonus Match Rider would make sense for you only if (1) you have Contract Value in excess of $10,000 and you plan to make salary reduction Purchase Payments, or (2) you have Contract Value less than $10,000 but expect to make salary reduction Purchase Payments of more than $2,500 in each Contract Year ($625 in each Contract Year if you


--------------------------------------------------------------------------------
                                       31

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--------------------------------------------------------------------------------


have an active affinity credit card). If you make salary reduction Purchase Payments of less than $2,500 (less than $625 if you have an active affinity credit card) and the rider charge is imposed based upon Contract Value of less than $10,000, then the cost of the rider will exceed its benefit and you will be worse off than if you had not purchased the rider.



Purchase Payments -- The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent purchase payment to your registered representative, the Company will not begin processing the purchase payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a purchase payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

Dollar Cost Averaging Option -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market

--------------------------------------------------------------------------------
                                       32

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cycles. The option will result in the transfer of Contract Value from one
Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.


      A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly semi-annual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of aDollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.


      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."


Asset Reallocation Option -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."


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                                       33

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      You may make changes to the option by writing to the Company's
Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.


      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."


Transfers of Contract Value -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.


      The Company generally effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

      The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount, which is designed for frequent transfers. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s), and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

      Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.


      If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring


--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------


that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

--------------------------------------------------------------------------------
                                                                    Number of
                                                                   Round Trips
                           Subaccount                              Transfers(1)
--------------------------------------------------------------------------------
 Dreyfus General Money Market                                       Unlimited
--------------------------------------------------------------------------------
 Van Kampen Equity and Income, Van Kampen Comstock, Van Kampen         8
 Aggressive Growth
--------------------------------------------------------------------------------
 Rydex Sector Rotation                                                 6
--------------------------------------------------------------------------------
 AIM Basic Value, AIM Mid Cap Core Equity,                             4
 AIM Dynamics, AIM Large Cap Growth, AIM Small Cap Growth, AIM
 Technology, Neuberger Berman Socially Responsive, PIMCO Total
 Return, PIMCO Real Return, Security Alpha Opportunity, Security
 Diversified Income, Security Equity, Security Global, Security
 High Yield, Security Large Cap Value, Security Mid Cap Growth,
 Security Mid Cap Value, Security Select 25, Security Small Cap
 Growth, Security Capital Preservation, Security Income
 Opportunity, Dreyfus Appreciation, Dreyfus Midcap Value,
 Dreyfus Premier Strategic Value, Fidelity(R) Advisor Dividend
 Growth, Fidelity(R) Advisor Mid Cap*, Fidelity(R) Advisor Value
 Strategies, Fidelity(R) Advisor Real Estate, RS Partners
--------------------------------------------------------------------------------
 American Century Ultra(R), American Century Equity Income,            2
 American Century Heritage, American Century International
 Growth, American Century Select, Wells Fargo Advantage Small
 Cap Value, Wells Fargo Advantage Growth, Wells Fargo Advantage
 Growth and Income, Wells Fargo Advantage Opportunity
--------------------------------------------------------------------------------
 Northern Institutional Balanced, Northern Large Cap Value,            2(2)
 Northern Select Equity
--------------------------------------------------------------------------------

1 Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

2 Number of round trip transfers that can be made in any 3-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

* You may transfer Contract Value to Fidelity(R) Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.


      To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. The Company expects to be contractually obligated to prohibit transfers by Owners identified by an Underlying Fund and to provide Owner transaction data to the Underlying Funds upon request. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be

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                                       35

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particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Dreyfus General Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Fund. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o     Interest credited to the Fixed Account,

o     Payment of Purchase Payments,

o     The amount of any outstanding Contract Debt,

o     Full and partial withdrawals, and

o Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, Bonus Amounts, and Additional Amounts allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount

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is determined on each Valuation Date as of the close of the New York Stock
Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.

      The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (other than the Bonus Match Rider) (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

Cut-Off Times -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

Full and Partial Withdrawals -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from purchase payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

      The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such

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signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charges on partial withdrawals (including systematic withdrawals) from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."


Systematic Withdrawals -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.


      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax

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                                       38

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which may be imposed on withdrawals made prior to the Owner attaining age 59
1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

Free-Look Right -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.

      Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

Death Benefit -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

      If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

      If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner's death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive,

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and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

Distribution Requirements -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Charges and Deductions

Contingent Deferred Sales Charge -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, purchase payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as purchase payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

      The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

      The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, Bonus Amounts, and/or Additional Amounts, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Amounts, then Additional Amounts in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments, Bonus Amounts, and Additional Amounts for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

      The amount of the charge will depend on how long your Purchase Payments, Bonus Amounts, and/or Additional Amounts have been held under the Contract. Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain "age," depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is "age one" in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                 -------------------------------------
                   Purchase Payment,
                    Bonus Amount, or
                  Additional Amount Age    Withdrawal
                        (in years)           Charge
                 -------------------------------------
                              1                7%
                              2                7%
                              3                6%
                              4                5%
                              5                4%
                              6                3%
                              7                2%
                         8 and over            0%
                 -------------------------------------

      The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

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      The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

Mortality and Expense Risk Charge -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

              -------------------------------------------------
                                           Annual Mortality and
              Contract Value                Expense Risk Charge
              -------------------------------------------------
              Less than $25,000                    0.90%
              $25,000 or more                      0.75%
              -------------------------------------------------

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

Administration Charge -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

Account Administration Charge -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

Premium Tax Charge -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. Partial withdrawals, including systematic withdrawals may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.


Loan Interest Charge -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the


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interest rate charged by the Company less the amount of the Guaranteed Rate.
Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges. (For loans issued prior to May 1, 2006, the net cost of a loan was 2.5%, plus the amount of any applicable rider charges.)


Other Charges -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

Variations in Charges -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

Optional Rider Charges -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary, and the Bonus Match Rider, which is also available at any time after Contract issue. You may select only one rider that provides a death benefit.

      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date and the charge for the Bonus Match Rider will terminate upon termination of the rider. The amount of each rider charge (other than the charge for the Bonus Match Rider) is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A rider may not be available in all states. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract with a 0-Year Alternate Withdrawal Charge Rider.

Teacher Retirement System of Texas - Limits on Optional Riders -- If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select riders with a total charge that exceeds 0.25% of Contract Value, and only the following Riders are available for purchase:

o     Annual Stepped Up Death Benefit

o     Enhanced Death Benefit

o     Guaranteed Growth Death Benefit at 3%

o     Guaranteed Growth Death Benefit at 5%

o     Combined Annual Stepped Up and Guaranteed Growth Death Benefit

o     Guaranteed Minimum Income Benefit at 3%

o     Waiver of Withdrawal Charge

o     Waiver of Withdrawal Charge - Hardship

o     Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

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--------------------------------------------------------------------------------
Optional Rider Expenses (as a percentage of Contract Value)
--------------------------------------------------------------------------------
                                                                       Annual
                                                         Rate(1)    Rider Charge
--------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                           3%         0.15%
                                                            5%         0.30%
--------------------------------------------------------------------------------
Annual Stepped Up Death Benefit                            --          0.20%
--------------------------------------------------------------------------------
                                                            3%         0.10%
                                                            5%         0.20%
Guaranteed Growth Death Benefit                             6%(2)      0.25%
                                                            7%(2)      0.30%
--------------------------------------------------------------------------------
Combined Annual Stepped Up and Guaranteed Growth
   Death Benefit                                            5%         0.25%
--------------------------------------------------------------------------------
Enhanced Death Benefit                                     --          0.25%
--------------------------------------------------------------------------------
Combined Enhanced and Annual Stepped Up Death
   Benefit                                                 --          0.35%
--------------------------------------------------------------------------------
Combined Enhanced and Guaranteed Growth Death
   Benefit                                                  5%         0.35%
--------------------------------------------------------------------------------
Combined Enhanced, Annual Stepped Up and
   Guaranteed Growth Death Benefit                          5%         0.40%
--------------------------------------------------------------------------------
Guaranteed Minimum Withdrawal Benefit                      --          0.45%(3)
--------------------------------------------------------------------------------
Total Protection                                           --          0.85%(4)
--------------------------------------------------------------------------------
                                                            3%         0.40%
Extra Credit (5)                                            4%         0.55%
                                                            5%         0.70%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge                                --          0.05%
--------------------------------------------------------------------------------
Alternate Withdrawal Charge(6)                            0-Year       0.70%
                                                          4-Year       0.55%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 15 Years or
   Disability                                              --          0.05%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 10 Years or
   Disability                                              --          0.10%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - Hardship                     --          0.15%
--------------------------------------------------------------------------------
Waiver of Withdrawal Charge - 5 Years and
   Age 59 1/2                                              --          0.20%
--------------------------------------------------------------------------------
Bonus Match                                                --       $    25(7)
--------------------------------------------------------------------------------

1 Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

2     Not available to Texas residents.

3 The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

4 The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

6 If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

7 The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.
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Guarantee of Certain Charges -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.


Underlying Fund Expenses -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.


Annuity Period

General -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

      Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change

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the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value, subject to any applicable withdrawal charge, premium tax charge, and pro rata account charge.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

      An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

Annuity Options --

      Option 1 -- Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

      Option 2 -- Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

      Option 3 -- Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      Option 4 --

      A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

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      Option 5 -- Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 6 -- Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

      Option 7 -- Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

      Option 8 -- Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

      Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

      The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

      On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

      Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

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Selection of an Option -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

      The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

The Fixed Account

      You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

Interest -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the

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Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

Contract Charges -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.


      Transfers from the Fixed Account to the Fidelity(R) Advisor Mid Cap Subaccount may be made only if you purchased your Contract prior to July 31, 2004. The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."


      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

      You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

Payments from the Fixed Account -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue

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to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

Designation and Change of Beneficiary -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

Dividends -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

Payments from the Separate Account -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account with seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your purchase payment checks have been honored by your bank.

Proof of Age and Survival -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income

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                                       49

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Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

      When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.


      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.75% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.95%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the amount of any applicable rider charges.


      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the

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Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

      If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

      The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

Restrictions under the Texas Optional Retirement Program -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

Federal Tax Matters

Introduction -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult

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with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.

Tax Status of the Company and the Separate Account --

      General. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      Charge for the Company's Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.


Qualified Plans -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

      Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements.

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Each employee's interest in a retirement plan qualified under Code Section
403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.


      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. Beginning in 2006, however, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.


      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."


      Roth 403(b). Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code
Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to the Contract.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      The employee may roll over distributions from a Roth 403(b) account to another Roth account, to a Roth account in a 401(k) plan, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account or a Roth 401(k) account, but not a Roth IRA.

      Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.


      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or

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non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                         ---------------------------------
                                 Tax Year         Amount
                         ---------------------------------
                                2006-2007        $ 4,000
                           2008 and thereafter   $ 5,000
                         ---------------------------------

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($75,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2006). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.


      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

      Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.

      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distributions , the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.


      Rollovers. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.


      If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten


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years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

      An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section 408.


      For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.

      A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.


      Tax Penalties. Premature Distribution Tax. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

      Minimum Distribution Tax. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

      Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Information

Voting of Underlying Fund Shares -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The

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number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

      Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the general account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

Reports to Owners -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.


Electronic Privileges -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase



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Payment allocation and to an existing Dollar Cost Averaging or Asset
Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.


      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By signing the application, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

Legal Proceedings -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

      In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

Sale of the Contract -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI.


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During fiscal years 2005, 2004 and 2003, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $5,524,321, $4,849,070, and $6,434,187, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


      Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.


      Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials ; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.


      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.


      Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2005 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc., OFG Financial Services, Inc., Aquarius Fund Distributors, Inc., Brecek & Young Advisors, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, PlanMember Securities Corporation, Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., Questar Capital Corporation, Geneos Wealth Management, Inc., VSR Financial Services, Inc., Legacy Financial Services, Inc., Investment Advisors and Consultants, Inc. and PacVest Associates, Inc.


      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the

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Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

      Additional Compensation Paid to Affiliated Selling Broker-Dealers. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.


Legal Matters -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

Performance Information

      Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yields of the Dreyfus General Money Market Subaccount may also be extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

      Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

      Although the Contract was not available for purchase until September 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the

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SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


Financial Statements -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


Table of Contents for Statement of Additional Information

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

   Section 403(b)


   Roth 403(b)


   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

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Objectives for Underlying Funds


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There is no guarantee that the investment objective(s) of any Underlying Fund will be met.
--------------------------------------------------------------------------------

The information below is only a summary. More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus and may be obtained by calling 1-800-888-2461.


------------------------------------------------------------------------------------------------------------------------
                                     Share Class
Underlying Fund                      (if applicable)   Investment Objective          Investment Adviser
------------------------------------------------------------------------------------------------------------------------
AIM Basic Value Fund                 Class A           Long-term growth of capital   AIM Advisors, Inc.
                                                                                     11 Greenway Plaza, Suite 100
                                                                                     Houston, TX 77046-1173

------------------------------------------------------------------------------------------------------------------------
AIM Dynamics Fund                    Class A           Long-term capital growth      AIM Advisors, Inc.
                                                                                     11 Greenway Plaza, Suite 100
                                                                                     Houston, TX 77046-1173

------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth                 Class A           Long-term growth of capital   AIM Advisors, Inc.
Fund                                                                                 11 Greenway Plaza, Suite 100
                                                                                     Houston, TX 77046-1173

------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity              Class A           Long-term growth of capital   AIM Advisors, Inc.
Fund                                                                                 11 Greenway Plaza, Suite 100
                                                                                     Houston, TX 77046-1173

------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth                 Class A           Long-term growth of capital   AIM Advisors, Inc.
Fund                                                                                 11 Greenway Plaza, Suite 100
                                                                                     Houston, TX 77046-1173

------------------------------------------------------------------------------------------------------------------------
AIM Technology Fund                  Class A           Growth of capital             AIM Advisors, Inc.
                                                                                     11 Greenway Plaza, Suite 100
                                                                                     Houston, TX 77046-1173

------------------------------------------------------------------------------------------------------------------------
American Century                     Advisor           To provide current income     American Century Investment
Investments Equity Income                                                            Management, Inc.
Fund                                                                                 4500 Main Street
                                                                                     Kansas City, MO 64111

------------------------------------------------------------------------------------------------------------------------
American Century Investments         Advisor           Long-term capital growth      American Century Investment
Heritage Fund                                                                        Management, Inc.
                                                                                     4500 Main Street
                                                                                     Kansas City, MO 64111

------------------------------------------------------------------------------------------------------------------------
American Century                     Advisor           Capital growth                American Century Investment
Investments  International Growth                                                    Management, Inc.
Fund                                                                                 666 3rd Ave, 23rd Floor
                                                                                     New York, NY 10017

------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       61

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
American Century                     Advisor           Long-term capital growth      American Century Investment
Investments Select Fund                                                              Management, Inc.
                                                                                     4500 Main Street
                                                                                     Kansas City, MO 64111

------------------------------------------------------------------------------------------------------------------------
American Century                     Advisor           Long-term capital growth      American Century Investment
Investments Ultra(R) Fund                                                            Management, Inc.
                                                                                     4500 Main Street
                                                                                     Kansas City, MO 64111

------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation Fund, Inc.                        Long-term capital growth      The Dreyfus Corporation
                                                                                     200 Park Avenue
                                                                                     New York, NY 10166
------------------------------------------------------------------------------------------------------------------------
Dreyfus General Money                Class B           High level of current         The Dreyfus Corporation
Market Fund                                            income as is consistent       200 Park Avenue
                                                       with preserving capital       New York, NY 10166
------------------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value Fund                              To surpass the performance    The Dreyfus Corporation
                                                       of the Russell Midcap         200 Park Avenue
                                                       Value Index                   New York, NY 10166
------------------------------------------------------------------------------------------------------------------------
Dreyfus Premier Strategic            Class A           Capital appreciation          The Dreyfus Corporation
Value Fund                                                                           200 Park Avenue
                                                                                     New York, NY 10166

------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Dividend         Class T           Capital appreciation          Fidelity Management &
Growth Fund                                                                          Research Company
                                                                                     82 Devonshire Street
                                                                                     Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Mid Cap          Class T           Long-term growth of capital   Fidelity Management &
Fund                                                                                 Research Company
                                                                                     82 Devonshire Street
                                                                                     Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Real Estate      Class T           Above-average income and      Fidelity Management &
Fund                                                   long-term capital             Research Company
                                                       growth                        82 Devonshire Street
                                                                                     Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor Value            Class T           Capital appreciation          Fidelity Management &
Strategies Fund                                                                      Research Company
                                                                                     82 Devonshire Street
                                                                                     Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Socially            Trust             Long-term growth of capital   Neuberger Berman Management Inc.
Responsive Fund                                                                      605 Third Avenue
                                                                                     New York, NY 10158
                                                                                     (Investment Adviser)
                                                                                     Neuberger Berman, LLC
                                                                                     605 Third Avenue
                                                                                     New York, NY 10158
                                                                                     (Sub-adviser)

------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       62

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Northern Institutional               Class A           Long-term capital             Northern Trust Investments, N.A.
Balanced Fund                                          appreciation and current      50 South LaSalle Street
                                                       income                        Chicago, IL 60675 and
                                                                                     Northern Trust Global Investments
                                                                                     (Europe) Limited
                                                                                     6 Devonshire Square
                                                                                     London, EC2A 4YE, United Kingdom

------------------------------------------------------------------------------------------------------------------------
Northern Large Cap Value                               Long-term capital             Northern Trust Investments, N.A.
Fund                                                   appreciation                  50 South LaSalle Street
                                                                                     Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------
Northern Select Equity Fund                            Long-term capital             Northern Trust Investments, N.A.
                                                       appreciation                  50 South LaSalle Street
                                                                                     Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Fund               Class R           Maximum real return,          Pacific Investment Management
                                                       consistent with               Company LLC
                                                       preservation of real          840 Newport Center Drive, Suite 100
                                                       capital and prudent           Newport Beach, CA 92660
                                                       investment management

------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Fund              Class R           Maximum total return,         Pacific Investment Management
                                                       consistent with               Company LLC
                                                       preservation of capital       840 Newport Center Drive, Suite 100
                                                       and prudent investment        Newport Beach, CA 92660
                                                       management
------------------------------------------------------------------------------------------------------------------------
RS Partners Fund                                       Long-term growth              RS Investment Management L.P.
                                                                                     388 Market Street
                                                                                     San Francisco, CA 94111

------------------------------------------------------------------------------------------------------------------------
Rydex Sector Rotation Fund           Class H           Long-term capital             Rydex Investments
                                                       appreciation                  9601 Blackwell Rd., Suite 500
                                                                                     Rockville, MD 20850
------------------------------------------------------------------------------------------------------------------------
Security Alpha Opportunity           Class A           Long-term growth of capital   Security Management Company, LLC
Fund                                                                                 One Security Benefit Place
                                                                                     Topeka, KS 66636
                                                                                     (Investment Adviser)
                                                                                     Mainstream Investment Advisers, LLC
                                                                                     101 West Spring Street, Suite 401
                                                                                     New Albany, IN 47150
                                                                                     (Sub-adviser)

------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       63

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Security Capital Preservation        Class A           High current income while     Deutsche Asset Management, Inc.
Fund                                                   seeking to maintain a         280 Park Avenue
                                                       degree of stability of        New York, NY 10017
                                                       shareholder's capital

------------------------------------------------------------------------------------------------------------------------
Security Diversified Income          Class A           High level of interest        Security Management Company, LLC
Fund                                                   income with security of       One Security Benefit Place
                                                       principal                     Topeka, KS 66636
------------------------------------------------------------------------------------------------------------------------
Security Equity Fund                 Class A           Long-term growth of capital   Security Management Company, LLC
                                                                                     One Security Benefit Place
                                                                                     Topeka, KS 66636
------------------------------------------------------------------------------------------------------------------------
Security Global Fund                 Class A           Long-term growth of           Security Management Company, LLC
                                                       capital                       One Security Benefit Place
                                                                                     Topeka, KS 66636
                                                                                     (Investment Adviser)
                                                                                     OppenheimerFunds, Inc.
                                                                                     498 Seventh Avenue
                                                                                     New York, NY  10018
                                                                                     (Sub-adviser)

------------------------------------------------------------------------------------------------------------------------
Security High Yield Fund             Class A           High current income           Security Management Company, LLC
                                                                                     One Security Benefit Place
                                                                                     Topeka, KS 66636
------------------------------------------------------------------------------------------------------------------------
Security Income                      Class A           High level of current         Security Management Company, LLC
Opportunity Fund                                       income                        One Security Benefit Place
                                                                                     Topeka, KS 66636
                                                                                     (Investment Adviser)
                                                                                     Four Corners Capital Management,
                                                                                     LLC
                                                                                     515 S. Flower Street, Suite 4310
                                                                                     Los Angeles, CA 90071
                                                                                     (Sub-adviser)

------------------------------------------------------------------------------------------------------------------------
Security Large Cap Value             Class A           Long-term growth of capital   Security Management Company, LLC
Fund                                                                                 One Security Benefit Place
                                                                                     Topeka, KS 66636
------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth              Class A           Capital appreciation          Security Management Company, LLC
Fund                                                                                 One Security Benefit Place
                                                                                     Topeka, KS 66636
------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Value               Class A           Long-term growth of capital   Security Management Company, LLC
Fund                                                                                 One Security Benefit Place
                                                                                     Topeka, KS 66636
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       64

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Security Select 25 Fund              Class A           Long-term growth of capital   Security Management Company, LLC
                                                                                     One Security Benefit Place
                                                                                     Topeka, KS 66636
------------------------------------------------------------------------------------------------------------------------
Security Small Cap Growth            Class A           Long-term growth of capital   Security Management Company, LLC
Fund                                                                                 One Security Benefit Place
                                                                                     Topeka, KS 66636
                                                                                     (Investment Adviser)
                                                                                     RS Investment Management L.P.
                                                                                     388 Market Street
                                                                                     San Francisco, CA 94111
                                                                                     (Sub-adviser)

------------------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive                Class A           Capital growth                Van Kampen Asset Management
Growth Fund                                                                          1 Parkview Plaza
                                                                                     Oakbrook Terrace, IL 60181

------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                  Class A           Capital growth and income     Van Kampen Asset Management
Fund                                                                                 1 Parkview Plaza
                                                                                     Oakbrook Terrace, IL 60181

------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity and                Class A           Highest possible income       Van Kampen Asset Management
Income Fund                                            consistent with safety of     1 Parkview Plaza
                                                       principal                     Oakbrook Terrace, IL 60181
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Advisor           Total return comprised of     Matrix Asset Advisors, Inc.
Growth and Income Fund                                 long-term capital             747 Third Avenue
                                                       appreciation and current      New York, NY 10017
                                                       income

------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Advisor           Long-term capital             Wells Capital Management
Growth Fund                                            appreciation                  Incorporated
                                                                                     525 Market Street, 10th Floor
                                                                                     San Francisco, CA 94105

------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Advisor           Long-term capital             Wells Capital Management
Opportunity Fund                                       appreciation                  Incorporated
                                                                                     525 Market Street, 10th Floor
                                                                                     San Francisco, CA 94105

------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Class A           Long-term capital             Wells Capital Management
Small Cap Value Fund                                   appreciation                  Incorporated
                                                                                     525 Market Street, 10th Floor
                                                                                     San Francisco, CA 94105

------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       65

                        ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2006


                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2006, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.



6918A (R5-05)                                                      32-69183-01

                                TABLE OF CONTENTS

                                                                         Page

GENERAL INFORMATION AND HISTORY..........................................  3
   Safekeeping of Assets.................................................  3

   Administrative Services for Certain Owners ...........................


METHOD OF DEDUCTING THE EXCESS CHARGE....................................  3


LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....  4
   Section 403(b)........................................................  4
   Roth 403(b) ..........................................................  4
   Sections 408 and 408A.................................................  4


PERFORMANCE INFORMATION..................................................  5


EXPERTS..................................................................  6


FINANCIAL STATEMENTS.....................................................  6

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.


ADMINISTRATIVE SERVICES FOR CERTAIN OWNERS -- The Company and Security Distributors, Inc. have entered into an agreement with PlanMember Services Corporation ("PlanMember Services"), a transfer agent registered with the Securities and Exchange Commission ("SEC"). Under the agreement, PlanMember Services provides certain services to Owners who have engaged PlanMember Securities Corporation in connection with their Contract ("PlanMember Owners"). PlanMember Securities Corporation, an affiliate of PlanMember Services, is registered with the SEC as a broker-dealer and an investment adviser. PlanMember Services provides a call center that is staffed to answer PlanMember Owners' questions about their accounts, including questions about the portfolio model provided by PlanMember Securities and any pending portfolio model transactions. PlanMember Services also performs certain account recordkeeping services and administrative functions associated with PlanMember Owner account transfers, account rebalancing, and purchases and redemptions through FundServ/NSCC. PlanMember Services prepares and mails quarterly account statements to PlanMember Owners. During 2005, 2004 and 2003, the Company paid PlanMember Services $189,636, $88,012 and $25,961, respectively. These amounts are calculated as a percentage of the average Contract Value of the Contracts owned by PlanMember Owners.


METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 1.20%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge..........         1.30%
Plus:  Optional Rider Charge...............     +   N/A
Less:  Minimum Charge......................     -   1.20%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on

December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of

   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x       5,000
                                              ----------
Net Dividend Amount....................         $ 120.75


The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment
Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $15,000. The $15,000 limit will be adjusted for inflation in $500 increments after 2006. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during each tax year equal to $5,000The $5,000 limit will also be adjusted for inflation in $500 increments after 2006.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $44,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(B) - Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,000 in 2006 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a "qualified employer. Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,000 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


-------------------------- -----------------
        TAX YEAR                AMOUNT
-------------------------- -----------------
        2006-2007               $4,000
   2008 and thereafter          $5,000
-------------------------- -----------------

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $44,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.


Quotations of yield for the SBL Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the SBL Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:


              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 3.00%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are for periods beginning prior to availability of the Contract and are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce such average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV AdvanceDesigns Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV AdvanceDesigns Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        SECUREDESIGNS(SM) VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2006


                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2006, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.



V6917A (R5-05)                                                     32-69176-01

                                TABLE OF CONTENTS

                                                                          Page

GENERAL INFORMATION AND HISTORY...........................................  3
   Safekeeping of Assets..................................................  3

METHOD OF DEDUCTING THE EXCESS CHARGE.....................................  3


LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.....  4
   Section 403(b).........................................................  4
   Roth 403(b) ...........................................................  4
   Sections 408 and 408A..................................................  4


PERFORMANCE INFORMATION...................................................  5


EXPERTS...................................................................  6


FINANCIAL STATEMENTS......................................................  6

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Equity Subaccount and no Riders, the Excess Charge would be computed as follows:


Mortality and Expense Risk Charge..........         0.70%
Plus:  Optional Rider Charge...............     +    N/A
Less:  Minimum Charge......................     -   0.60%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%


Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:


Accumulation Unit Value as of

   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x       5,000
                                              ----------
Net Dividend Amount....................       $   120.75


The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment
Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS


SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $15,000.The $15,000 limit will be adjusted for inflation in $500 increments after 2006. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during each tax year equal to $5,000.The $5,000 limit will also be adjusted for inflation in $500 increments after 2006.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $44,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(B) - Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,000 in 2006 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a "qualified employer. Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,000 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


-------------------------- -----------------
        TAX YEAR                AMOUNT
-------------------------- -----------------
        2006-2007               $4,000
   2008 and thereafter          $5,000
-------------------------- -----------------

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $ $1,000 for each tax year.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $44,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.


Quotations of yield for the SBL Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the SBL Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:


              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.40%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce such average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV SecureDesigns Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005 and the financial statements of Variable Annuity Account XIV SecureDesigns Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

--------------------------------------------------------------------------------
                        NEA VALUEBUILDER VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2006



                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2006, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY..............................................  3
   Safekeeping of Assets.....................................................  3

METHOD OF DEDUCTING THE EXCESS CHARGE........................................  3


LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS........  4
   Section 403(b)............................................................  4
   Roth 403(b) ..............................................................  4
   Sections 408 and 408A.....................................................  4


PERFORMANCE INFORMATION......................................................  5


EXPERTS......................................................................  6


FINANCIAL STATEMENTS.........................................................  6


--------------------------------------------------------------------------------
                                        2

GENERAL INFORMATION AND HISTORY
For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE
The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.


An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and one Rider with a charge of 0.10%, the Excess Charge would be computed as follows:


----------------------------------------------------------
Mortality and Expense Risk Charge..........         0.75%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.75%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%
----------------------------------------------------------

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

-----------------------------------------------------------
Accumulation Unit Value as of
   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    X        5,000
                                              -----------
Net Dividend Amount....................          $ 120.75
-----------------------------------------------------------

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date)


--------------------------------------------------------------------------------
                                        3
for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS


SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employees's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $15,000. The $15,000 limit will be adjusted for inflation in $500 increments after 2006. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during each tax year equal to $5,000.

The $5,000 limit will also be adjusted for inflation in $500 increments after 2006.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $44,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(B) - Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,000 in 2006 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a "qualified employer. Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,000 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

        TAX YEAR
-------------------------- -----------------

        2006-2007               $4,000
   2008 and thereafter          $5,000

-------------------------- -----------------


If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


--------------------------------------------------------------------------------
                                        4

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $44,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION
Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

--------------------------------------------------------------------------------
                                        5

EXPERTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of SBL Variable Annuity Account XIV Valuebuilder Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV Valuebuilder Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


--------------------------------------------------------------------------------
                                        6

                        AEA VALUEBUILDER VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2006


                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2006, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.


AEA 320A (R5-05)                                                  27-03204-01

                                TABLE OF CONTENTS

                                                                           Page

GENERAL INFORMATION AND HISTORY............................................  3
   Safekeeping of Assets...................................................  3

METHOD OF DEDUCTING THE EXCESS CHARGE......................................  3


LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS......  4
   Section 403(b)..........................................................  4
   Roth 403(b) ............................................................  4
   Sections 408 and 408A...................................................  5


PERFORMANCE INFORMATION....................................................  5


EXPERTS....................................................................  6


FINANCIAL STATEMENTS.......................................................  6

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.95%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.


An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and one Rider with a charge of 0.10%, the Excess Charge would be computed as follows:



Mortality and Expense Risk Charge..........         0.95%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.95%
                                                    ----
Excess Charge on an Annual Basis...........         0.10%


Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:


Accumulation Unit Value as of                  $10.00
   Valuation Date before Record Date...
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x       5,000
                                              ----------
Net Dividend Amount....................         $ 120.75


The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS


SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $15,000. The $15,000 limit will be adjusted for inflation in $500 increments after 2006. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during each tax year equal to $5,000.

The $5,000 limit will also be adjusted for inflation in $500 increments after 2006.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $44,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(B) - Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,000 in 2006 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a "qualified employer. Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,000 in contributions to a traditional 403(b) contract in the same year.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

-------------------------- -----------------
        TAX YEAR                AMOUNT
-------------------------- -----------------
        2006-2007               $4,000
   2008 and thereafter          $5,000
-------------------------- -----------------

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $44,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.65%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and the account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV Valuebuilder Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV Valuebuilder Variable Annuity of Security Benefit Life Insurance Company at December 31, 2005, and for the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                    SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATE: MAY 1, 2006


                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May 1, 2006, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.



6919A (R5-05)                                                      32-69194-01

                                TABLE OF CONTENTS

                                                                          Page

GENERAL INFORMATION AND HISTORY...........................................  3
   Safekeeping of Assets..................................................  3

METHOD OF DEDUCTING THE EXCESS CHARGE.....................................  3


LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.....  4
   Section 403(b).........................................................  4
   Roth 403(b) ...........................................................  4
   Sections 408 and 408A..................................................  5


PERFORMANCE INFORMATION...................................................  5


EXPERTS...................................................................  6


FINANCIAL STATEMENTS......................................................  6

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and no Riders, the Excess Charge would be computed as follows:


Mortality and Expense Risk Charge..........         0.75%
Plus:  Optional Rider Charge...............     +   0.10%
Less:  Minimum Charge......................     -   0.75%
                                                    -----
Excess Charge on an Annual Basis...........         0.10%


Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:


Accumulation Unit Value as of

   Valuation Date before Record Date...        $10.00
Accumulation Unit Value
   as of Reinvestment Date.............       $  9.975
                                               -------
Gross Dividend Per Unit................       $  0.025
Less:  Excess Charge Per Unit..........    -  $  0.00085
                                               ---------
Net Dividend Per Unit..................       $  0.02415
Times:  Number of Accumulation Units...    x       5,000
                                              ----------
Net Dividend Amount....................           120.75


The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS


SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $15,000.The $15,000 limit will be adjusted for inflation in $500 increments after 2006. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during each tax year equal to $5,000.

The $5,000 limit will also be adjusted for inflation in $500 increments after 2006.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $44,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(B) - Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,000 in 2006 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a "qualified employer. Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,000 in contributions to a traditional 403(b) contract in the same year.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

-------------------------- -----------------
        TAX YEAR                AMOUNT
-------------------------- -----------------
        2006-2007               $4,000
   2008 and thereafter          $5,000
-------------------------- -----------------

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.


Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section

408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $44,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 1.90%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV Security Benefit Advisor Variable Annuity at December 31, 2005 and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Variable Annuity Account XIV Security Benefit Advisor Variable Annuity at December 31, 2005 and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS

Variable Annuity Account XIV -
AdvanceDesigns Variable Annuity
Year ended December 31, 2005

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                              Financial Statements

                          Year ended December 31, 2005

                                    Contents

Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Statements of Net Assets...................................................    3
Statements of Operations...................................................    7
Statements of Changes in Net Assets........................................   11
Notes to Financial Statements..............................................   18

ERNST & YOUNG       Ernst & Young LLP                      Phone: (816) 474-5200
                    One Kansas City Place                  www.ey.com
                    1200 Main Street
                    Kansas City, Missouri 64105-2143

             Report of Independent Registered Public Accounting Firm

The Contract Owners
AdvanceDesigns Variable Annuity
   and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company comprised of the AIM V.I. Basic Value, AIM V.I. Global Health Care, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, AIM V.I. Real Estate, American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Evolution Managed Bond, Evolution Managed Equity, Oppenheimer Main Street Small Cap/VA, PIMCO VIT All Asset, PIMCO VIT Low
Duration, PIMCO VIT Real Return, Rydex VT Sector Rotation, SBL Alpha Opportunity, SBL Diversified Income, SBL Enhanced Index, SBL Equity, SBL Equity Income, SBL Global, SBL High Yield, SBL Large Cap Growth, SBL Large Cap Value, SBL Main Street Growth & Income, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Money Market, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, and SBL Social Awareness Subaccounts, which are available for investment by contract owners of the AdvanceDesigns Variable Annuity, as of December 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, except for those individual sub accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence

                   A Member Practice of Ernst & Young Global                   1
supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the AdvanceDesigns Variable Annuity at December 31, 2005, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

February 15, 2006

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                            Statements of Net Assets
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2005

                                                                          AIM V.I.
                                                AIM V.I.      AIM V.I.    MID CAP    AIM V.I.   American   American  Dreyfus IP
                                     AIM V.I.    Global    International    Core       Real     Century    Century   Technology
                                   Basic Value Health Care    Growth       Equity     Estate    VP Ultra   VP Value    Growth
                                   Subaccount  Subaccount   Subaccount   Subaccount Subaccount Subaccount Subaccount Subaccount
                                   --------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value   $  11,951.0 $     493.0 $    10,787.1 $    427.2 $  4,847.9 $ 15,392.0 $ 17,801.2 $    146.8
                                   --------------------------------------------------------------------------------------------
Total assets                          11,951.0       493.0      10,787.1 $    427.2    4,847.9   15,392.0   17,801.2      146.8
                                   --------------------------------------------------------------------------------------------
Net assets                         $  11,951.0 $     493.0 $    10,787.1 $    427.2 $  4,847.9 $ 15,392.0 $ 17,801.2 $    146.8
                                   ============================================================================================

Units outstanding                      877,032      39,879       827,995     31,329    265,785  1,292,125  1,326,794     14,652

Unit value                         $     13.63 $     12.36 $       13.03 $    13.64 $    18.24 $    11.91 $    13.42 $    10.02

Mutual funds, at cost              $  11,054.0 $     446.4 $     8,926.4 $    419.9 $  4,157.3 $ 14,318.2 $ 17,301.1 $    137.9
Mutual fund shares                     974,799      24,117       469,005     31,596    230,196  1,490,029  2,173,527     16,459

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2005

                                    Dreyfus VIF   Evolution Evolution   Oppenheimer     PIMCO      PIMCO      PIMCO    Rydex VT
                                   International   Managed   Managed    Main Street    VIT All    VIT Low   VIT Real    Sector
                                       Value        Bond      Equity   Small Cap /VA    Asset    Duration    Return    Rotation
                                     Subaccount  Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount Subaccount
                                   ---------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value   $     9,043.1 $  3,312.5 $  6,539.0 $     5,132.2 $    313.9 $ 20,105.8 $  3,231.9 $  2,065.1
                                   ---------------------------------------------------------------------------------------------
Total assets                             9,043.1    3,312.5    6,539.0       5,132.2      313.9   20,105.8    3,231.9    2,065.1
                                   ---------------------------------------------------------------------------------------------
Net assets                         $     9,043.1 $  3,312.5 $  6,539.0 $     5,132.2 $    313.9 $ 20,105.8 $  3,231.9 $  2,065.1
                                   =============================================================================================

Units outstanding                        754,900    358,195    608,262       316,481     26,867  2,176,629    305,978    146,776

Unit value                         $       11.98 $     9.25 $    10.75 $       16.22 $    11.68 $     9.23 $    10.55 $    14.07

Mutual funds, at cost              $     7,978.5 $  3,410.7 $  6,049.8 $     4,581.1 $    310.3 $ 20,418.3 $  3,267.4 $  1,732.9
Mutual fund shares                       517,636    168,917    282,829       300,832     26,580  1,992,645    254,677    162,734

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2005

                                    SBL         SBL        SBL                    SBL                              SBL       SBL
                                   Alpha    Diversified  Enhanced     SBL       Equity      SBL        SBL      Large Cap Large Cap
                                Opportunity    Income     Index      Equity     Income     Global   High Yield   Growth     Value
                                 Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                ----------------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market value $     219.9 $  19,848.9 $    572.5 $  4,419.7 $  5,177.6 $  7,103.6 $ 14,758.5 $ 11,049.6 $    704.4
                                ----------------------------------------------------------------------------------------------------
Total assets                          219.9    19,848.9      572.5    4,419.7    5,177.6    7,103.6   14,758.5   11,049.6      704.4
                                ----------------------------------------------------------------------------------------------------
Net assets                      $     219.9 $  19,848.9 $    572.5 $  4,419.7 $  5,177.6 $  7,103.6 $ 14,758.5 $ 11,049.6 $    704.4
                                ====================================================================================================

Units outstanding                    17,302   1,968,468     59,137    495,482    492,064    564,554  1,269,255  1,292,926     67,746

Unit value                      $     12.71 $     10.08 $     9.68 $     8.92 $    10.52 $    12.59 $    11.63 $     8.55 $    10.40

Mutual funds, at cost           $     204.1 $  19,515.3 $    541.1 $  4,072.4 $  4,850.7 $  5,871.6 $ 13,957.8 $ 10,356.8 $    610.2
Mutual fund shares                   17,818   1,715,552     59,764    193,169    270,655    755,707    873,286  1,697,333     32,551

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2005

                                    SBL        SBL
                                Main Street  Managed      SBL        SBL         SBL                  SBL        SBL         SBL
                                 Growth &     Asset     Mid Cap    Mid Cap      Money      SBL     Small Cap  Small Cap    Social
                                  Income    Allocation   Growth     Value      Market   Select 25    Growth     Value     Awareness
                                Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                ---------------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market value $   1,104.4 $    475.9 $  9,289.9 $  8,379.0 $ 12,713.0 $     68.5 $  4,083.7 $    768.0 $     12.0
                                ---------------------------------------------------------------------------------------------------
Total assets                        1,104.4      475.9    9,289.9    8,379.0   12,713.0       68.5    4,083.7      768.0       12.0
                                ---------------------------------------------------------------------------------------------------
Net assets                      $   1,104.4 $    475.9 $  9,289.9 $  8,379.0 $ 12,713.0 $     68.5 $  4,083.7 $    768.0 $     12.0
                                ===================================================================================================

Units outstanding                   112,272     43,635    838,334    545,001  1,430,503      7,391    317,696     50,973      1,318

Unit value                      $      9.84 $    10.91 $    11.08 $    15.37 $     8.89 $     9.28 $    12.85 $    15.07 $     9.11

Mutual funds, at cost           $     989.5 $    446.1 $  8,269.6 $  6,947.2 $ 12,634.1 $     60.9 $  3,671.2 $    647.0 $     11.9
Mutual fund shares                  117,736     28,755    311,846    205,417  1,042,900      6,800    222,790     33,320        501

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2005

                                                   AIM V.I.    AIM V.I.     AIM V.I.                American   American  Dreyfus IP
                                       AIM V.I.     Global   International   Mid Cap    AIM V.I.   Century VP Century VP Technology
                                     Basic Value Health Care    Growth     Core Equity Real Estate    Ultra     Value      Growth
                                      Subaccount  Subaccount  Subaccount   Subaccount  Subaccount  Subaccount Subaccount Subaccount
                                     -----------------------------------------------------------------------------------------------
Net investment income (loss):
  Dividend distributions             $       --  $       --  $       57.0  $      1.1  $     47.8  $      --  $    75.2  $       --
  Expenses:
    Mortality and expense risk fee       (102.6)       (4.4)        (89.8)       (3.5)      (41.4)    (137.3)    (153.9)       (0.7)
    Administrative fee                    (14.0)       (0.6)        (12.3)       (0.5)       (5.6)     (18.7)     (21.0)       (0.1)
                                     -----------------------------------------------------------------------------------------------
Net investment income (loss)             (116.6)       (5.0)        (45.1)       (2.9)        0.8     (156.0)     (99.7)       (0.8)

Net realized and unrealized capital
  gain (loss) on investments:
    Capital gains distributions           129.2          --            --        11.7       121.9         --    1,054.4          --
    Realized capital gain (loss)
      on sales of fund shares              24.4         3.5         156.2        12.4        97.6       68.5       10.2         0.1
    Change in unrealized
      appreciation/depreciation
      on investments during the
      period                              405.6        30.7       1,194.0        (3.9)      249.2      271.8     (417.3)        8.9
                                     -----------------------------------------------------------------------------------------------
Net realized and unrealized capital
  gain (loss) on investments              559.2        34.2       1,350.2        20.2       468.7      340.3      647.3         9.0
                                     -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations   $    442.6  $     29.2  $    1,305.1  $     17.3  $    469.5  $   184.3  $   547.6  $      8.2
                                     ===============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2005

                                     Dreyfus VIF  Evolution   Evolution  Oppenheimer     PIMCO      PIMCO     PIMCO     Rydex VT
                                    International  Managed     Managed   Main Street    VIT All    VIT Low   VIT Real    Sector
                                        Value        Bond      Equity   Small Cap /VA    Asset    Duration    Return    Rotation
                                      Subaccount  Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount Subaccount
                                    ---------------------------------------------------------------------------------------------
Net investment income (loss):
  Dividend distributions            $         --  $    41.8  $      --  $         --  $    12.3  $   417.8  $    76.6  $      --
  Expenses:
    Mortality and expense risk
      fee                                  (77.6)     (22.0)     (35.1)        (48.8)      (3.9)    (174.5)     (33.1)     (20.5)
    Administrative fee                     (10.6)      (2.9)      (4.6)         (6.7)      (0.6)     (23.5)      (4.4)      (2.8)
                                    ---------------------------------------------------------------------------------------------
Net investment income (loss)               (88.2)      16.9      (39.7)        (55.5)       7.8      219.8       39.1      (23.3)

Net realized and unrealized capital
  gain (loss) on investments:
    Capital gains distributions             76.1        5.0         --          95.8        1.0       52.4       34.3         --
    Realized capital gain
      (loss) on sales of fund
      shares                                53.4       (0.1)      11.2         208.5       13.4       (5.7)      28.3       14.9
    Change in unrealized
      appreciation/depreciation
      on investments during the
      period                               712.6     (118.4)     438.0         124.1       (5.7)    (303.9)     (68.8)     221.3
                                    ---------------------------------------------------------------------------------------------
Net realized and unrealized
  capital gain (loss) on
  investments                              842.1     (113.5)     449.2         428.4        8.7     (257.2)      (6.2)     236.2
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                        $      753.9  $   (96.6) $   409.5  $      372.9  $    16.5  $   (37.4) $    32.9  $   212.9
                                    =============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2005

                                    SBL         SBL        SBL                    SBL                             SBL         SBL
                                   Alpha    Diversified  Enhanced      SBL      Equity      SBL        SBL     Large Cap   Large Cap
                                Opportunity   Income      Index      Equity     Income     Global   High Yield   Growth      Value
                                 Subaccount Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                ----------------------------------------------------------------------------------------------------
Net investment income (loss):
  Dividend distributions        $       --  $       --  $      --  $      --  $      --  $      --  $      --  $      --  $      --
  Expenses:
    Mortality and expense risk
      fee                             (2.4)     (199.8)      (8.4)     (38.3)     (45.5)     (66.0)    (123.5)     (89.7)      (7.8)
    Administrative fee                (0.3)      (27.1)      (1.2)      (5.2)      (6.1)      (8.9)     (16.6)     (12.2)      (1.0)
                                ----------------------------------------------------------------------------------------------------
Net investment income (loss)          (2.7)     (226.9)      (9.6)     (43.5)     (51.6)     (74.9)    (140.1)    (101.9)      (8.8)

Net realized and unrealized
  capital gain (loss) on
  investments:
    Capital gains distributions         --          --         --         --         --         --         --         --         --
    Realized capital gain
      (loss) on sales of fund
      shares                          (0.2)       55.7       92.3       61.8       36.2      203.9      252.7       20.1       23.8
    Change in unrealized
      appreciation/depreciation
      on investments during the
      period                          13.1       234.6      (36.3)     105.5      119.6      576.3      246.7      414.8       44.7
                                ----------------------------------------------------------------------------------------------------
Net realized and unrealized
  capital gain (loss) on
  investments                         12.9       290.3       56.0      167.3      155.8      780.2      499.4      434.9       68.5
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    $     10.2  $     63.4  $    46.4  $   123.8  $   104.2  $   705.3  $   359.3  $   333.0  $    59.7
                                ====================================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2005

                                    SBL        SBL
                                Main Street  Managed       SBL        SBL       SBL                   SBL         SBL       SBL
                                  Growth &    Asset      Mid Cap    Mid Cap    Money       SBL     Small Cap   Small Cap   Social
                                   Income   Allocation   Growth      Value     Market   Select 25    Growth      Value   Awareness
                                 Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                                ---------------------------------------------------------------------------------------------------
Net investment income (loss):
  Dividend distributions        $       --  $      --  $      --  $      --  $      --  $      --  $      --  $      --  $      --
  Expenses:
    Mortality and expense risk
      fee                            (11.3)      (5.2)     (67.1)     (73.1)    (106.5)      (0.6)     (33.5)      (6.9)      (0.1)
    Administrative fee                (1.6)      (0.8)      (9.1)     (10.0)     (14.3)      (0.1)      (4.6)      (1.0)        --
                                ---------------------------------------------------------------------------------------------------
Net investment income (loss)         (12.9)      (6.0)     (76.2)     (83.1)    (120.8)      (0.7)     (38.1)      (7.9)      (0.1)

Net realized and unrealized
  capital gain (loss) on
  investments:
    Capital gains distributions         --         --         --         --         --         --         --         --         --
    Realized capital gain
      (loss) on sales of fund
      shares                          22.7       17.5       45.7      352.1      178.8        1.3       78.0       29.3       (0.6)
    Change in unrealized
      appreciation/depreciation
      on investments during the
      period                          30.6        2.3      581.4      775.6       69.2        4.1      181.9       52.9        0.1
                                ---------------------------------------------------------------------------------------------------
Net realized and unrealized
  capital gain (loss) on
  investments                         53.3       19.8      627.1    1,127.7      248.0        5.4      259.9       82.2       (0.5)
                                ---------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    $     40.4  $    13.8  $   550.9  $ 1,044.6  $   127.2  $     4.7  $   221.8  $    74.3  $    (0.6)
                                ===================================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                                 AIM V.I.
                                     AIM V.I.            AIM V.I.            AIM V.I.             Mid Cap            AIM V.I.
                                    Basic Value     Global Health Care  International Growth    Core Equity        Real Estate
                                    Subaccount          Subaccount          Subaccount           Subaccount         Subaccount
                                  2005       2004     2005     2004      2005       2004*      2005     2004      2005       2004
                              ------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
  From operations:
    Net investment income
      (loss)                  $  (116.6) $   (44.6) $  (5.0) $   (2.9) $   (45.1) $    0.1  $   (2.9) $  (2.9) $     0.8  $     0.7
    Capital gains
      distributions               129.2         --       --        --         --        --      11.7      7.3      121.9       40.8
    Realized capital gain
      (loss) on sales of fund
      shares                       24.4        4.7      3.5      (0.2)     156.2       3.4      12.4     13.8       97.6       12.2
    Change in unrealized
      appreciation/
      depreciation on
      investments during the
      period                      405.6      470.3     30.7      12.9    1,194.0     666.7      (3.9)    10.9      249.2      433.5
                              ------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    operations                    442.6      430.4     29.2       9.8    1,305.1     670.2      17.3     29.1      469.5      487.2

  From contractholder
    transactions:
    Variable annuity deposits   1,075.2      849.9    168.8     165.6    1,110.0     342.9     170.1    156.6      712.9      393.3
    Contractholder
      maintenance charges         (73.0)     (25.2)    (4.5)     (2.1)     (63.9)    (14.9)     (2.9)    (2.5)     (27.8)     (10.0)
    Terminations and
      withdrawals                (710.8)    (208.4)   (22.4)     (7.1)    (778.0)   (113.7)   (236.1)   (25.6)    (280.3)     (90.6)
    Transfers between
      subaccounts, net          4,704.0    4,993.0     43.4      33.5    3,546.8   4,782.6     311.3     (0.9)   1,274.4    1,630.2
                              ------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    contractholder
    transactions                4,995.4    5,609.3    185.3     189.9    3,814.9   4,996.9     242.4    127.6    1,679.2    1,922.9
                              ------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                    5,438.0    6,039.7    214.5     199.7    5,120.0   5,667.1     259.7    156.7    2,148.7    2,410.1
Net assets at beginning of
  period                        6,513.0      473.3    278.5      78.8    5,667.1        --     167.5     10.8    2,699.2      289.1
                              ------------------------------------------------------------------------------------------------------
Net assets at end of period   $11,951.0  $ 6,513.0  $ 493.0  $  278.5  $10,787.1  $5,667.1  $  427.2  $ 167.5  $ 4,847.9  $ 2,699.2
                              ======================================================================================================

*     For the period from May 1, 2004 (inception date) to December 31, 2004.

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                American Century     American Century       Dreyfus IP          Dreyfus VIF             Evolution
                                    VP Ultra             VP Value       Technology Growth   International Value       Managed Bond
                                   Subaccount           Subaccount          Subaccount           Subaccount            Subaccount
                                 2005       2004      2005      2004      2005    2004*       2005        2004*      2005     2004*
                              ------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
  From operations:
    Net investment income
      (loss)                  $  (156.0) $  (69.6) $   (99.7) $  (48.1) $  (0.8) $    --  $     (88.2) $     12.8  $   16.9  $ (3.4)
    Capital gains
      distributions                  --        --    1,054.4      24.1       --       --         76.1        66.5       5.0      --
    Realized capital gain
      (loss) on sales of fund
      shares                       68.5       0.6       10.2      48.9      0.1     (0.1)        53.4         2.5      (0.1)    0.1
    Change in unrealized
      appreciation/
      depreciation on
      investments during the
      period                      271.8     710.3     (417.3)    765.1      8.9       --        712.6       352.0    (118.4)   20.2
                              ------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from operations    184.3     641.3      547.6     790.0      8.2     (0.1)       753.9       433.8     (96.6)   16.9

  From contractholder
    transactions:
    Variable annuity deposits   3,458.2   2,834.5    3,315.8   2,474.3    139.9       --        869.9       312.6      50.1   279.0
    Contractholder
      maintenance charges         (87.5)    (36.2)    (101.8)    (39.0)    (0.7)      --        (53.2)      (12.8)    (15.0)   (0.6)
    Terminations and
      withdrawals                (940.9)   (392.7)    (899.6)   (509.9)    (2.4)      --       (572.4)      (95.2)   (155.7)  (11.6)
    Transfers between
      subaccounts, net          3,318.5   4,759.0    5,396.0   5,211.6     (1.2)     3.1      3,073.7     4,332.8   2,776.3   469.7
                              ------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    contractholder
    transactions                5,748.3   7,164.6    7,710.4   7,137.0    135.6      3.1      3,318.0     4,537.4   2,655.7   736.5
                              ------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                    5,932.6   7,805.9    8,258.0   7,927.0    143.8      3.0      4,071.9     4,971.2   2,559.1   753.4
Net assets at beginning of
  period                        9,459.4   1,653.5    9,543.2   1,616.2      3.0       --      4,971.2          --     753.4      --
                              ------------------------------------------------------------------------------------------------------
Net assets at end of period   $15,392.0  $9,459.4  $17,801.2  $9,543.2  $ 146.8  $   3.0  $   9,043.1  $  4,971.2  $3,312.5  $753.4
                              ======================================================================================================

*     For the period from May 1, 2004 (inception date) to December 31, 2004.

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                      Oppenheimer
                                   Evolution          Main Street        PIMCO VIT          PIMCO VIT             PIMCO VIT
                                 Managed Equity      Small Cap /VA       All Asset         Low Duration          Real Return
                                   Subaccount          Subaccount        Subaccount         Subaccount           Subaccount
                                 2005      2004*     2005      2004     2005    2004     2005       2004       2005      2004
                              --------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
  From operations:
    Net investment income
      (loss)                  $  (39.7) $   (4.4) $  (55.5) $  (33.8) $   7.8  $  3.1  $   219.8  $     1.3  $   39.1  $   (4.7)
    Capital gains
      distributions                 --        --      95.8        --      1.0     0.2       52.4       31.3      34.3      66.5
    Realized capital gain
      (loss) on sales of fund
      shares                      11.2       0.1     208.5     121.9     13.4    (0.1)      (5.7)       0.8      28.3      11.4
    Change in unrealized
      appreciation/
      depreciation on
      investments during the
      period                     438.0      51.2     124.1     416.2     (5.7)    9.0     (303.9)      (7.8)    (68.8)     33.7
                              --------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    operations                   409.5      46.9     372.9     504.3     16.5    12.2      (37.4)      25.6      32.9     106.9

  From contractholder
    transactions:
    Variable annuity deposits    139.8     293.8     712.7     334.0     73.0   131.9    1,237.7    1,101.6     901.8   1,760.3
    Contractholder
      maintenance charges        (27.0)     (0.9)    (32.9)    (14.2)    (3.2)   (1.0)    (135.7)     (45.9)    (22.8)    (12.9)
    Terminations and
      withdrawals               (252.7)    (10.5)   (314.7)   (195.1)  (359.3)  (11.6)  (1,227.4)    (456.4)   (141.4)   (373.7)
    Transfers between
      subaccounts, net         5,225.3     714.8     373.6   3,024.6    435.4    (3.9)   9,619.1    8,541.3     289.7     621.4
                              --------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    contractholder
    transactions               5,085.4     997.2     738.7   3,149.3    145.9   115.4    9,493.7    9,140.6   1,027.3   1,995.1
                              --------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                   5,494.9   1,044.1   1,111.6   3,653.6    162.4   127.6    9,456.3    9,166.2   1,060.2   2,102.0
Net assets at beginning of
  period                       1,044.1        --   4,020.6     367.0    151.5    23.9   10,649.5    1,483.3   2,171.7      69.7
                              --------------------------------------------------------------------------------------------------
Net assets at end of period   $6,539.0  $1,044.1  $5,132.2  $4,020.6  $ 313.9  $151.5  $20,105.8  $10,649.5  $3,231.9  $2,171.7
                              ==================================================================================================

*     For the period from May 1, 2004 (inception date) to December 31, 2004.

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                    Rydex VT             SBL                SBL                  SBL                SBL
                                Sector Rotation   Alpha Opportunity  Diversified Income     Enhanced Index         Equity
                                   Subaccount         Subaccount         Subaccount           Subaccount         Subaccount
                                2005       2004     2005     2004      2005       2004      2005      2004      2005      2004
                              ---------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
  From operations:
    Net investment income
      (loss)                  $  (23.3) $  (13.7) $  (2.7) $  (1.4) $  (226.9) $   (24.2) $   (9.6) $  (12.3) $  (43.5) $  (23.1)
    Capital gains
      distributions                 --        --       --     12.1         --         --        --        --        --        --
    Realized capital gain
      (loss) on sales of fund
      shares                      14.9      (6.3)    (0.2)    (0.2)      55.7      (17.0)     92.3      52.9      61.8      43.2
    Change in unrealized
      appreciation/
      depreciation on
      investments during the
      period                     221.3     109.3     13.1      2.7      234.6      252.1     (36.3)     64.3     105.5     141.2
                              ---------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    operations                   212.9      89.3     10.2     13.2       63.4      210.9      46.4     104.9     123.8     161.3

  From contractholder
    transactions:
    Variable annuity deposits    401.5   1,355.6     19.5    180.9    4,266.3    4,735.9      43.7     442.2   1,724.3   1,567.4
    Contractholder
      maintenance charges        (17.2)     (9.6)    (1.6)    (0.9)    (133.2)     (60.1)     (6.3)     (4.1)    (19.2)    (12.0)
    Terminations and
      withdrawals                (62.9)    (97.5)    (6.7)    (3.5)  (1,342.2)  (1,096.2)   (261.6)    (96.7)   (133.6)   (188.2)
    Transfers between
      subaccounts, net            38.8      92.1      9.3     (2.5)   3,118.4    7,148.6    (420.5)    630.9    (109.3)    283.2
                              ---------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    contractholder
    transactions                 360.2   1,340.6     20.5    174.0    5,909.3   10,728.2    (644.7)    972.3   1,462.2   1,650.4
                              ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                     573.1   1,429.9     30.7    187.2    5,972.7   10,939.1    (598.3)  1,077.2   1,586.0   1,811.7
Net assets at beginning of
  period                       1,492.0      62.1    189.2      2.0   13,876.2    2,937.1   1,170.8      93.6   2,833.7   1,022.0
                              ---------------------------------------------------------------------------------------------------
Net assets at end of period   $2,065.1  $1,492.0  $ 219.9  $ 189.2  $19,848.9  $13,876.2  $  572.5  $1,170.8  $4,419.7  $2,833.7
                              ===================================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                      SBL                SBL                  SBL                  SBL                SBL
                                 Equity Income          Global            High Yield         Large Cap Growth   Large Cap Value
                                   Subaccount         Subaccount          Subaccount            Subaccount        Subaccount
                                2005       2004     2005      2004      2005       2004      2005      2004      2005    2004
                              --------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
  From operations:
    Net investment income
      (loss)                  $  (51.6) $  (10.8) $  (74.9) $  (52.4) $  (140.1) $  (23.6) $  (101.9) $  (36.8) $  (8.8) $ (5.5)
    Capital gains
      distributions                 --        --        --        --         --        --         --        --       --      --
    Realized capital gain
      (loss) on sales of fund
      shares                      36.2       3.8     203.9     116.7      252.7      47.1       20.1       9.0     23.8    14.2
    Change in unrealized
      appreciation/
      depreciation on
      investments during the
      period                     119.6     201.9     576.3     451.0      246.7     498.5      414.8     191.2     44.7    28.0
                              --------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    operations                   104.2     194.9     705.3     515.3      359.3     522.0      333.0     163.4     59.7    36.7

  From contractholder
    transactions:
    Variable annuity deposits  2,207.3     531.3   2,890.9   2,438.1    4,073.7   3,113.2    2,416.0   1,847.5    102.1   322.2
    Contractholder
      maintenance charges        (27.2)     (6.6)    (34.2)    (24.2)     (76.5)    (33.0)     (56.6)    (19.2)    (4.9)   (3.4)
    Terminations and
      withdrawals               (186.6)    (51.6)   (481.3)   (245.9)  (1,107.1)   (570.1)    (493.3)   (226.9)  (172.2)  (31.9)
    Transfers between
      subaccounts, net           190.0   2,111.4    (563.5)    382.2    3,754.0   3,110.1    3,518.2   2,630.4     97.2    60.6
                              --------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    contractholder
    transactions               2,183.5   2,584.5   1,811.9   2,550.2    6,644.1   5,620.2    5,384.3   4,231.8     22.2   347.5
                              --------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                   2,287.7   2,779.4   2,517.2   3,065.5    7,003.4   6,142.2    5,717.3   4,395.2     81.9   384.2
Net assets at beginning of
  period                       2,889.9     110.5   4,586.4   1,520.9    7,755.1   1,612.9    5,332.3     937.1    622.5   238.3
                              --------------------------------------------------------------------------------------------------
Net assets at end of period   $5,177.6  $2,889.9  $7,103.6  $4,586.4  $14,758.5  $7,755.1  $11,049.6  $5,332.3  $ 704.4  $622.5
                              ==================================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                      SBL
                              Main Street Growth      SBL Managed            SBL                 SBL                   SBL
                                   & Income        Asset Allocation    Mid Cap Growth       Mid Cap Value         Money Market
                                  Subaccount          Subaccount         Subaccount          Subaccount            Subaccount
                                2005      2004      2005      2004      2005      2004      2005     2004        2005       2004
                             -------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets:
  From operations:
    Net investment income
      (loss)                 $  (12.9) $   (17.4) $  (6.0) $   (2.2) $  (76.2) $  (31.0) $  (83.1) $  (37.6) $   (120.8) $    (76.6)
    Capital gains
      distributions                --         --       --        --        --        --        --      89.7          --          --
    Realized capital gain
      (loss) on sales of
      fund shares                22.7      102.2     17.5      12.9      45.7      95.1     352.1     171.0       178.8        20.6
    Change in unrealized
      appreciation/
      depreciation on
      investments during the
      period                     30.6      (14.4)     2.3      20.6     581.4     241.3     775.6     509.6        69.2        17.4
                             -------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    operations                   40.4       70.4     13.8      31.3     550.9     305.4   1,044.6     732.7       127.2       (38.6)

  From contractholder
    transactions:
    Variable annuity
      deposits                  361.8    1,447.9    409.0   1,213.3   3,047.6   1,977.5   3,118.6   2,267.4    55,867.2    57,613.2
    Contractholder
      maintenance charges        (5.9)      (8.4)    (4.1)     (2.7)    (36.0)    (15.7)    (41.7)    (16.6)     (106.1)      (42.8)
    Terminations and
      withdrawals               (62.8)    (110.7)    (9.5)    (84.2)   (212.0)   (103.5)   (288.8)   (178.2)   (2,477.5)     (922.8)
    Transfers between
      subaccounts, net         (104.5)  (1,371.3)  (311.0)   (998.6)  2,286.2     411.5     254.5     628.8   (46,595.7)  (52,978.1)
                             -------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    contractholder
    transactions                188.6      (42.5)    84.4     127.8   5,085.8   2,269.8   3,042.6   2,701.4     6,687.9     3,669.5
                             -------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                    229.0       27.9     98.2     159.1   5,636.7   2,575.2   4,087.2   3,434.1     6,815.1     3,630.9
Net assets at beginning of
  period                        875.4      847.5    377.7     218.6   3,653.2   1,078.0   4,291.8     857.7     5,897.9     2,267.0
                             -------------------------------------------------------------------------------------------------------
Net assets at end of period  $1,104.4  $   875.4  $ 475.9  $  377.7  $9,289.9  $3,653.2  $8,379.0  $4,291.8  $ 12,713.0  $  5,897.9
                             =======================================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                              SBL
                                       SBL                SBL                 SBL           Social
                                    Select 25       Small Cap Growth    Small Cap Value    Awareness
                                   Subaccount          Subaccount          Subaccount     Subaccount
                                 2005      2004      2005      2004     2005      2004       2005
                              ----------------------------------------------------------------------
Increase (decrease) in net
  assets:
  From operations:
    Net investment income
      (loss)                  $   (0.7) $   (1.3) $  (38.1) $  (11.3) $   (7.9) $   (4.1) $    (0.1)
    Capital gains
      distributions                 --        --        --        --        --       2.7         --
    Realized capital gain
      (loss) on sales of fund
      shares                       1.3      (7.2)     78.0     (19.0)     29.3       6.9       (0.6)
    Change in unrealized
      appreciation/
      depreciation on
      investments during the
      period                       4.1       2.8     181.9     229.0      52.9      57.2        0.1
                              ----------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    operations                     4.7      (5.7)    221.8     198.7      74.3      62.7       (0.6)

  From contractholder
    transactions:
    Variable annuity deposits     25.4      46.8     753.7     412.4     304.3     316.7        2.6
    Contractholder
      maintenance charges         (0.5)     (0.9)    (22.6)     (6.6)     (5.5)     (3.4)      (0.9)
    Terminations and
      withdrawals                 (0.1)     (2.2)   (458.5)    (58.0)    (23.9)    (21.3)     (11.8)
    Transfers between
      subaccounts, net           (11.3)    (28.5)  1,546.4   1,379.7     (56.4)     20.9       22.7
                              ----------------------------------------------------------------------
  Net increase (decrease) in
    net assets from
    contractholder
    transactions                  13.5      15.2   1,819.0   1,727.5     218.5     312.9       12.6
                              ----------------------------------------------------------------------
Net increase (decrease) in
  net assets                      18.2       9.5   2,040.8   1,926.2     292.8     375.6       12.0
Net assets at beginning of
  period                          50.3      40.8   2,042.9     116.7     475.2      99.6         --
                              ----------------------------------------------------------------------
Net assets at end of period   $   68.5  $   50.3  $4,083.7  $2,042.9  $  768.0  $  475.2  $    12.0
                              ======================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                          Notes to Financial Statements

                                December 31, 2005

1. Organization and Significant Accounting Policies

Organization

AdvanceDesigns Variable Annuity (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for AdvanceDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment
Company Act of 1940, as amended. Deposits received by the Account for AdvanceDesigns are invested in AIM Growth Series, American Century Investments, Inc., Dreyfus Corporation, Rafferty Asset Management LLC., Oppenheimer Funds, Inc., Pacific Investment Management Company, Inc., Rydex Global Advisors, Inc., and the SBL Fund, mutual funds not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

        Subaccount                                       Mutual Fund
------------------------------------------------------------------------------------------------
                                     AIM Growth Series:
AIM V.I. Basic Value                   AIM V.I. Basic Value Fund (Class A)
AIM V.I. Global Health Care**          AIM V.I. Global Health Care Fund
AIM V.I. International Growth          AIM V.I. International Growth Fund (Series II)
AIM V.I. Mid Cap Core Equity           AIM V.I. Mid Cap Core Equity (Class A)
AIM V.I. Real Estate                   AIM V.I. Real Estate Fund (Series II)
                                     American Century Investments, Inc.:
American Century VP Ultra              American Century VP Ultra (Advisor Class)
American Century VP Value              American Century VP Value (Advisor Class)
                                     Dreyfus Corporation:
Dreyfus IP Technology Growth           Dreyfus IP Technology Growth Portfolio (Service Class)
Dreyfus VIF International Value        Dreyfus VIF International Value Portfolio (Service Class)
                                     Rafferty Asset Management LLC:
Evolution Managed Bond                 Evolution Managed Bond Fund
Evolution Managed Equity               Evolution Managed Equity Fund
                                     Oppenheimer Funds, Inc.:
Oppenheimer Main Street Small          Oppenheimer Main Street Small Cap Fund
  Cap /VA

**    Prior to July 1, 2005, AIM V.I. Health Sciences Subaccount.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

        Subaccount                                       Mutual Fund
------------------------------------------------------------------------------------------------
                                     Pacific Investment Management Company, Inc.:
PIMCO VIT All Asset                    PIMCO VIT All Asset Fund
PIMCO VIT Low Duration                 PIMCO VIT Low Duration Fund
PIMCO VIT Real Return                  PIMCO VIT Real Return Fund
                                     Rydex Global Advisors, Inc.:
Rydex VT Sector Rotation               Rydex VT Sector Rotation Fund
                                     SBL Fund:
SBL Alpha Opportunity                  Series Z (Alpha Opportunity Series)
SBL Diversified Income                 Series E (Diversified Income Series)
SBL Enhanced Index                     Series H (Enhanced Index Series)
SBL Equity                             Series A (Equity Series)
SBL Equity Income                      Series O (Equity Income Series)
SBL Global                             Series D (Global Series)
SBL High Yield                         Series P (High Yield Series)
SBL Large Cap Growth                   Series G (Large Cap Growth Series)
SBL Large Cap Value                    Series B (Large Cap Value Series)
SBL Main Street Growth & Income        Series W (Main Street Growth & Income Series)
SBL Managed Asset Allocation           Series N (Managed Asset Allocation Series)
SBL Mid Cap Growth                     Series J (Mid Cap Growth Series)
SBL Mid Cap Value                      Series V (Mid Cap Value Series)
SBL Money Market                       Series C (Money Market Series)
SBL Select 25                          Series Y (Select 25 Series)
SBL Small Cap Growth                   Series X (Small Cap Growth Series)
SBL Small Cap Value                    Series Q (Small Cap Value Series)
SBL Social Awareness*                  Series S (Social Awareness Series)

* This subaccount was available for investment during 2004; however, there was no activity.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Management Company, LLC
(SMC), a limited liability company controlled by its members, SBL and Security Benefit Corporation. SBL is a wholly owned subsidiary of Security Benefit Corporation.

AIM Growth Series serves as investment advisor of AIM V.I. Basic Value Fund, AIM V.I. Global Health Care, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund, and AIM V.I. Real Estate Fund. American Century Investments, Inc. serves as investment advisor of American Century VP Ultra Fund and American Century VP Value Fund. Dreyfus Corporation serves as investment advisor of Dreyfus IP Technology Growth Portfolio (Service Class) and Dreyfus VIF International Value Portfolio (Service Class). Rafferty Asset Management LLC. serves as investment advisor of Evolution Managed Bond Fund and Evolution Managed Equity Fund.. OppenheimerFunds, Inc. serves as investment advisor of Oppenheimer Main Street Small Cap Fund. Pacific Investment Management Company, Inc. serves as investment advisor of PIMCO VIT All Asset Fund, PIMCO VIT Low Duration Fund and PIMCO VIT Real Return Fund. Rydex Global Advisors, Inc. serves as investment advisor for Rydex VT Sector Rotation Fund. Security Management Company, LLC. (SMC) serves as investment advisor of the Diversified Income Series, Equity Series, High Yield Series, Large Cap Growth Series, Large Cap Value Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series, Select 25 Series, and Social Awareness Series.

SMC has engaged Mainstream Investment Advisers, to provide subadvisory services for Alpha Opportunity Series; Northern Trust Investments, Inc. to provide subadvisory services for the Enhanced Index Series; T. Rowe Price Associates, Inc. to provide subadvisory services for the Equity Income Series and the Managed Asset Allocation Series; OppenheimerFunds, Inc. to provide subadvisory services for Global Series and Main Street Growth & Income Series; RS Investments to provide subadvisory services for the Small Cap Growth Series; and Wells Capital Management, Inc. to provide subadvisory services for the Small Cap Value Series.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2005, follows:

                                                           Cost of     Proceeds
           Subaccount                                     Purchases   from Sales
--------------------------------------------------------------------------------
                                                             (In Thousands)

AIM V.I. Basic Value                                    $    5,428.8  $    420.8
AIM V.I. Global Health Care                                    229.9        49.6
AIM V.I. International Growth                                5,143.3     1,373.5
AIM V.I. Mid Cap Core Equity                                 1,089.1       837.9
AIM V.I. Real Estate                                         2,438.6       636.7
American Century VP Ultra                                    7,365.4     1,773.1
American Century VP Value                                    9,759.9     1,094.8
Dreyfus IP Technology Growth                                   163.5        28.7
Dreyfus VIF International Value                              4,122.8       816.9
Evolution Managed Bond                                       2,892.1       214.5
Evolution Managed Equity                                     5,324.2       278.5
Oppenheimer Main Street Small Cap /VA                        3,177.9     2,398.9
PIMCO VIT All Asset                                            616.9       462.2
PIMCO VIT Low Duration                                      10,690.5       924.6
PIMCO VIT Real Return                                        3,264.8     2,164.1
Rydex VT Sector Rotation                                       458.9       122.0
SBL Alpha Opportunity                                           45.4        27.6
SBL Diversified Income                                      10,994.7     5,312.3
SBL Enhanced Index                                             969.4     1,623.7
SBL Equity                                                   2,464.6     1,045.9
SBL Equity Income                                            2,747.1       615.2
SBL Global                                                   3,510.5     1,773.5
SBL High Yield                                              10,509.5     4,005.5

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                                                           Cost of     Proceeds
           Subaccount                                     Purchases   from Sales
--------------------------------------------------------------------------------
                                                             (In Thousands)

SBL Large Cap Growth                                    $    5,888.9  $    606.5
SBL Large Cap Value                                            304.9       291.5
SBL Main Street Growth & Income                                452.5       276.8
SBL Managed Asset Allocation                                   409.0       330.6
SBL Mid Cap Growth                                           5,909.9       900.3
SBL Mid Cap Value                                            5,422.8     2,463.3
SBL Money Market                                            44,438.2    37,871.1
SBL Select 25                                                   29.8        17.0
SBL Small Cap Growth                                         2,727.0       946.1
SBL Small Cap Value                                            442.4       231.8
SBL Social Awareness                                            61.8        49.3

Annuity Reserves

As of December 31, 2005, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Variable Annuity Contract Charges

SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 1.20% to 1.45% of the average daily net assets. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2005 and 2004 follow:

                                                    2005                                 2004
                                      ---------------------------------   -------------------------------------
                                                                Net                                      Net
                                       Units         Units    Increase     Units          Units       Increase
            Subaccount                Issued       Redeemed  (Decrease)   Issued        Redeemed     (Decrease)
-----------------------------------------------------------------------   -------------------------------------
                                                                 (In Thousands)
AIM V.I. Basic Value                     540           (145)       395       552            (106)         446
AIM V.I. Global Health Care               23             (6)        17        20              (3)          17
AIM V.I. International Growth*           606           (268)       338       534             (43)         491
AIM V.I. Mid Cap Core Equity              93            (74)        19        46             (34)          12
AIM V.I. Real Estate                     176            (72)       104       185             (46)         139
American Century VP Ultra                858           (341)       517       803            (171)         632
American Century VP Value                872           (259)       613       799            (217)         582
Dreyfus IP Technology Growth*             21             (7)        14        --              --           --
Dreyfus VIF International Value*         489           (178)       311       501             (57)         444
Evolution Managed Equity*                351            (68)       283       151             (49)         102
Evolution Managed Bond*                  578            (72)       506       123             (48)          75
Oppenheimer Main Street Small
  Cap /VA                                270           (214)        56       489            (255)         234
PIMCO VIT All Asset                       54            (40)        14        15              (4)          11
PIMCO VIT Low Duration                 1,445           (382)     1,063     1,198            (235)         963
PIMCO VIT Real Return                    454           (349)       105       274             (80)         194
Rydex VT Sector Rotation                  43            (12)        31       126             (16)         110
SBL Alpha Opportunity                      4             (2)         2        34             (19)          15
SBL Diversified Income                 1,503           (876)       627     1,395            (336)       1,059
SBL Enhanced Index                       110           (173)       (63)      234            (123)         111
SBL Equity                               416           (238)       178       322            (123)         199
SBL Equity Income                        330           (111)       219       279             (18)         261
SBL Global                               455           (286)       169       912            (666)         246
SBL High Yield                         1,108           (502)       606       943            (428)         515
SBL Large Cap Growth                     892           (217)       675       594             (84)         510

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

                                                    2005                                   2004
                                      ---------------------------------   -------------------------------------
                                                                Net                                      Net
                                       Units         Units    Increase     Units          Units       Increase
            Subaccount                Issued       Redeemed  (Decrease)   Issued        Redeemed     (Decrease)
---------------------------------------------------------------------------------------------------------------
                                                                 (In Thousands)
SBL Large Cap Value                       35            (31)         4        84             (47)           37
SBL Main Street Growth & Income           61            (38)        23       222            (223)           (1)
SBL Managed Asset Allocation              71            (62)         9       149            (136)           13
SBL Mid Cap Growth                       708           (210)       498       410            (176)          234
SBL Mid Cap Value                        456           (221)       235       407            (172)          235
SBL Money Market                       9,583         (8,805)       778     8,804          (8,393)          411
SBL Select 25                              3             (2)         1        40             (39)            1
SBL Small Cap Growth                     277           (123)       154       197             (44)          153
SBL Small Cap Value                       34            (18)        16        40             (14)           26
SBL Social Awareness                       7             (6)         1        --              --            --

4. Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the four years in the period ended December 31, 2005, were as follows:

          Subaccount                  2005            2004           2003        2002
----------------------------------------------------------------------------------------
AIM V.I. Basic Value
Units                                  877,032        482,437         37,206         --
Unit value                         $     13.63    $     13.50    $     12.72    $    --
Net assets (000s)                  $  11,951.0    $   6,513.0    $     473.3    $    --
Ratio of expenses to net assets*          1.35%          1.35%          1.35%        --%
Investment income ratio**                   --%            --%            --%        --%
Total return***                           0.94%          6.13%          7.34%        --%

AIM V.I. Global Health Care
Units                                   39,879         23,325          6,795         --
Unit value                         $     12.36    $     11.94    $     11.59    $    --
Net assets (000s)                  $     493.0    $     278.5    $      78.8    $    --
Ratio of expenses to net assets*          1.35%          1.35%          1.35%        --%
Investment income ratio**                   --%            --%            --%        --%
Total return***                           3.54%          3.02%          5.75%        --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

          Subaccount                  2005            2004           2003        2002
----------------------------------------------------------------------------------------
AIM V.I. International Growth****
Units                                  827,995        490,166             --         --
Unit value                         $     13.03    $     11.56    $        --    $    --
Net assets (000s)                  $  10,787.1    $   5,667.1    $        --    $    --
Ratio of expenses to net assets*          1.35%          1.35%            --%        --%
Investment income ratio**                 0.69%          0.88%            --%        --%
Total return***                          12.69%         15.60%            --%        --%

AIM V.I. Mid Cap Core Equity
Units                                   31,329         12,624            888         --
Unit value                         $     13.64    $     13.28    $     12.21    $    --
Net assets (000s)                  $     427.2    $     167.5    $      10.8    $    --
Ratio of expenses to net assets*          1.35%          1.35%          1.35%        --%
Investment income ratio**                 0.36%          0.04%            --%        --%
Total return***                           2.70%          8.76%          1.92%        --%

AIM V.I. Real Estate
Units                                  265,785        161,870         22,672         --
Unit value                         $     18.24    $     16.68    $     12.75    $    --
Net assets (000s)                  $   4,847.9    $   2,699.2    $     289.1    $    --
Ratio of expenses to net assets*          1.35%          1.35%          1.35%        --%
Investment income ratio**                 1.27%          1.24%          1.95%        --%
Total return***                           9.39%         30.82%          8.05%        --%

American Century VP Ultra
Units                                1,292,125        775,279        143,494         --
Unit value                         $     11.91    $     12.20    $     11.52    $    --
Net assets (000s)                  $  15,392.0    $   9,459.4    $   1,653.5    $    --
Ratio of expenses to net assets*          1.35%          1.35%          1.35%        --%
Investment income ratio**                   --%            --%            --%        --%
Total return***                          (2.37)%         5.90%          8.58%        --%

American Century VP Value
Units                                1,326,794        714,068        132,193         --
Unit value                         $     13.42    $     13.37    $     12.23    $    --
Net assets (000s)                  $  17,801.2    $   9,543.2    $   1,616.2    $    --
Ratio of expenses to net assets*          1.35%          1.35%          1.35%        --%
Investment income ratio**                 0.55%          0.47%            --%        --%
Total return***                           0.39%          9.32%         14.51%        --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                    2005            2004            2003         2002
-----------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth****
Units                                        14,652             299             --          --
Unit value                              $     10.02     $     10.11    $        --   $      --
Net assets (000s)                       $     146.8     $       3.0    $        --   $      --
Ratio of expenses to net assets*               1.35%           1.35%            --%         --%
Investment income ratio**                        --%             --%            --%         --%
Total return***                               (0.93)%          1.10%            --%         --%

Dreyfus VIF International Value****
Units                                       754,900         443,735             --          --
Unit value                              $     11.98     $     11.20    $        --   $      --
Net assets (000s)                       $   9,043.1     $   4,971.2    $        --   $      --
Ratio of expenses to net assets*               1.35%           1.35%            --%         --%
Investment income ratio**                        --%           1.39%            --%         --%
Total return***                                6.93%          12.00%            --%         --%

Evolution Managed Bond****
Units                                       358,195          74,722             --          --
Unit value                              $      9.25     $     10.08    $        --   $      --
Net assets (000s)                       $   3,312.5     $     753.4    $        --   $      --
Ratio of expenses to net assets*               1.35%           1.35%            --%         --%
Investment income ratio**                      2.06%             --%            --%         --%
Total return***                               (8.28)%          0.80%            --%         --%

Evolution Managed Equity****
Units                                       608,262         102,089             --          --
Unit value                              $     10.75     $     10.23    $        --   $      --
Net assets (000s)                       $   6,539.0     $   1,044.1    $        --   $      --
Ratio of expenses to net assets*               1.35%           1.35%            --%         --%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                5.11%           2.30%            --%         --%

Oppenheimer Main Street Small Cap /VA
Units                                       316,481         260,470         27,124          --
Unit value                              $     16.22     $     15.44    $     13.53   $      --
Net assets (000s)                       $   5,132.2     $   4,020.6    $     367.0   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                5.05%          14.12%          5.05%         --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                    2005            2004            2003         2002
-----------------------------------------------------------------------------------------------
PIMCO VIT All Asset
Units                                        26,867          13,198          2,219          --
Unit value                              $     11.68     $     11.49    $     10.76   $      --
Net assets (000s)                       $     313.9     $     151.5    $      23.9   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                      5.30%           5.15%          4.06%         --%
Total return***                                1.70%           6.78%          2.77%         --%

PIMCO VIT Low Duration
Units                                     2,176,629       1,113,994        151,464          --
Unit value                              $      9.23     $      9.55    $      9.79   $      --
Net assets (000s)                       $  20,105.8     $  10,649.5    $   1,483.3   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                      2.72%           1.34%          0.37%         --%
Total return***                               (3.32)%         (2.45)%        (2.30)%        --%

PIMCO VIT Real Return
Units                                       305,978         200,767          6,732          --
Unit value                              $     10.55     $     10.80    $     10.36   $      --
Net assets (000s)                       $   3,231.9     $   2,171.7    $      69.7   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                      2.84%           1.52%          0.16%         --%
Total return***                               (2.28)%          4.25%          2.17%         --%

Rydex VT Sector Rotation
Units                                       146,776         115,452          5,095          --
Unit value                              $     14.07     $     12.92    $     12.19   $      --
Net assets (000s)                       $   2,065.1     $   1,492.0    $      62.1   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                8.87%           5.99%          0.49%         --%

SBL Alpha Opportunity
Units                                        17,302          15,207            169          --
Unit value                              $     12.71     $     12.44    $     11.55   $      --
Net assets (000s)                       $     219.9     $     189.2    $       2.0   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                2.12%           7.71%          1.49%         --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                    2005            2004            2003         2002
-----------------------------------------------------------------------------------------------
SBL Diversified Income
Units                                     1,968,468       1,341,795        282,307      48,362
Unit value                              $     10.08     $     10.34    $     10.41   $   10.53
Net assets (000s)                       $  19,848.9     $  13,876.2    $   2,937.1   $   509.6
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%           1.11%         11.78%         --%
Total return***                               (2.49)%         (0.67)%        (1.14)%      3.74%

SBL Enhanced Index
Units                                        59,137         121,648         10,228          --
Unit value                              $      9.68     $      9.63    $      9.15   $      --
Net assets (000s)                       $     572.5     $   1,170.8    $      93.6   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                        --%           0.21%          1.36%         --%
Total return***                                0.57%           5.25%         13.95%         --%

SBL Equity
Units                                       495,482         317,502        118,225      32,942
Unit value                              $      8.92     $      8.93    $      8.65   $    7.42
Net assets (000s)                       $   4,419.7     $   2,833.7    $   1,022.0   $   244.6
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                       --%            0.12%          0.88%       1.05%
Total return***                               (0.11)%          3.24%         16.58%     (17.28)%

SBL Equity Income
Units                                       492,064         272,765         11,423          --
Unit value                              $     10.52     $     10.59    $      9.67   $      --
Net assets (000s)                       $   5,177.6     $   2,889.9    $     110.5   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                        --%           0.06%          2.09%         --%
Total return***                               (0.68)%          9.51%          6.85%         --%

SBL Global
Units                                       564,554         396,190        149,380      16,179
Unit value                              $     12.59     $     11.58    $     10.18   $    7.41
Net assets (000s)                       $   7,103.6     $   4,586.4    $   1,520.9   $   119.9
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%             --%          0.32%       0.28%
Total return***                                8.70%          13.75%         37.38%     (22.49)%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                    2005            2004            2003         2002
-----------------------------------------------------------------------------------------------
SBL High Yield
Units                                     1,269,255         662,871        147,317      28,924
Unit value                              $     11.63     $     11.70    $     10.95   $    9.40
Net assets (000s)                       $  14,758.5     $   7,755.1    $   1,612.9   $   271.9
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%           0.91%          8.89%      10.44%
Total return***                               (0.62)%          6.85%         16.49%      (5.62)%

SBL Large Cap Growth
Units                                     1,292,926         617,257        107,263      28,836
Unit value                              $      8.55     $      8.64    $      8.74   $    7.36
Net assets (000s)                       $  11,049.6     $   5,332.3    $     937.1   $   212.3
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%             --%            --%         --%
Total return***                               (1.07)%         (1.14)%        18.75%     (15.69)%

SBL Large Cap Value
Units                                        67,746          63,353         25,741      27,124
Unit value                              $     10.40     $      9.83    $      9.27   $    7.51
Net assets (000s)                       $     704.4     $     622.5    $     238.3   $   203.9
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%           0.06%          0.80%       1.70%
Total return***                                5.82%           6.04%         23.44%     (21.03)%

SBL Main Street Growth & Income
Units                                       112,272          89,790         90,456      15,028
Unit value                              $      9.84     $      9.75    $      9.37   $    7.75
Net assets (000s)                       $   1,104.4     $     875.4    $     847.5   $   116.5
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%           0.09%          0.60%       0.85%
Total return***                                0.91%           4.06%         20.90%     (17.82)%

SBL Managed Asset Allocation
Units                                        43,635          34,605         21,211          --
Unit value                              $     10.91     $     10.92    $     10.30   $      --
Net assets (000s)                       $     475.9     $     377.7    $     218.6   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                        --%           0.66%          3.36%         --%
Total return***                               (0.09)%          6.02%          4.67%         --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                    2005            2004            2003         2002
-----------------------------------------------------------------------------------------------
SBL Mid Cap Growth
Units                                       838,334         340,357        105,877      16,426
Unit value                              $     11.08     $     10.73    $     10.18   $    6.80
Net assets (000s)                       $   9,289.9     $   3,653.2    $   1,078.0   $   111.8
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                3.23%           5.40%         49.71%     (24.44)%

SBL Mid Cap Value
Units                                       545,001         310,662         75,461      14,448
Unit value                              $     15.37     $     13.82    $     11.37   $    7.70
Net assets (000s)                       $   8,379.0     $   4,291.8    $     857.7   $   111.2
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%           0.04%          0.38%       1.06%
Total return***                               11.27%          21.55%         47.66%     (20.29)%

SBL Money Market
Units                                     1,430,503         652,481        241,737       5,425
Unit value                              $      8.89     $      9.04    $      9.38   $    9.74
Net assets (000s)                       $  12,713.0     $   5,897.9    $   2,267.0   $    52.9
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%           0.07%          0.70%       5.44%
Total return***                               (1.68)%         (3.62)%        (3.70)%     (1.81)%

SBL Select 25
Units                                         7,391           5,798          5,028          --
Unit value                              $      9.28     $      8.67    $      8.11   $      --
Net assets (000s)                       $      68.5     $      50.3    $      40.8   $      --
Ratio of expenses to net assets*               1.35%           1.35%          1.35%         --%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                7.00%           6.91%          2.40%         --%

SBL Small Cap Growth
Units                                       317,696         163,559         10,489       4,650
Unit value                              $     12.85     $     12.49    $     11.13   $    7.43
Net assets (000s)                       $   4,083.7     $   2,042.9    $     116.7   $    34.6
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                2.93%          12.22%         49.80%     (18.35)%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                    2005            2004            2003         2002
-----------------------------------------------------------------------------------------------
SBL Small Cap Value
Units                                        50,973          34,576          8,353       1,479
Unit value                              $     15.07     $     13.74    $     11.93   $    8.26
Net assets (000s)                       $     768.0     $     475.2    $      99.6   $    12.2
Ratio of expenses to net assets*               1.35%           1.35%          1.35%       1.35%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                9.64%          15.17%         44.43%     (18.78)%

SBL Social Awareness
Units                                         1,318              --             --          --
Unit value                              $      9.11     $        --    $        --   $      --
Net assets (000s)                       $      12.0     $        --    $        --   $      --
Ratio of expenses to net assets*               1.35%             --%            --%         --%
Investment income ratio**                        --%             --%            --%         --%
Total return***                                0.53%             --%            --%         --%

   * These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

  ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** This is activity for the period from May 1, 2004 (inception date) to December 31, 2004.

FINANCIAL STATEMENTS

Variable Annuity Account XIV -
SecureDesigns Variable Annuity
Year Ended December 31, 2005

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2005

                                    Contents

Report of Independent Registered Public Accounting Firm ....................   1

Audited Financial Statements

Statements of Net Assets ...................................................   3
Statements of Operations ...................................................   7
Statements of Changes in Net Assets ........................................  11
Notes to Financial Statements ..............................................  18

ERNST & YOUNG      Ernst & Young LLP                       Phone: (816) 474-5200
                   One Kansas City Place                   www.ey.com
                   1200 Main Street
                   Kansas City, Missouri 64105-2143

             Report of Independent Registered Public Accounting Firm

The Contract Owners
SecureDesigns Variable Annuity
   and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective sub accounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company comprised of the AIM V.I. Basic Value, AIM V.I. Global HealthCare, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, AIM V.I. Real Estate, American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Oppenheimer Main Street Small Cap/VA, PIMCO VIT All Asset, PIMCO VIT Low Duration, PIMCO VIT Real Return, Rydex VT Sector Rotation, SBL Alpha Opportunity, SBL Diversified Income, SBL Enhanced Index, SBL Equity, SBL Equity Income, SBL Global, SBL High Yield, SBL Large Cap Growth, SBL Large Cap Value, SBL Main Street Growth & Income, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Money Market, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, and SBL Social Awareness Subaccounts, which are available for investment by contract owners of the SecureDesigns Variable Annuity, as of December 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence

                   A Member Practice of Ernst & Young Global                   1
supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the SecureDesigns Variable Annuity at December 31, 2005, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

February 15, 2006

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                            Statements of Net Assets

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                                 AIM V.I.     AIM V.I.     AIM V.I.               American    American    Dreyfus IP
                                     AIM V.I.     Global   International   Mid Cap     AIM V.I.  Century VP  Century VP   Technology
                                    Basic Value HealthCare     Growth    Core Equity Real Estate    Ultra      Value        Growth
                                    Subaccount  Subaccount   Subaccount  Subaccount   Subaccount Subaccount  Subaccount   Subaccount
                                    ------------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $     5,655 $    2,167 $       7,694 $     3,213 $   15,751  $    13,549 $    11,967 $       753
                                    ------------------------------------------------------------------------------------------------
Total assets                              5,655      2,167         7,694       3,213     15,751       13,549      11,967         753
                                    ------------------------------------------------------------------------------------------------
Net assets                          $     5,655 $    2,167 $       7,694 $     3,213 $   15,751  $    13,549 $    11,967 $       753
                                    ================================================================================================

Units outstanding                       408,342    172,405       584,632     231,774    849,659    1,119,094     877,541      74,365

Unit value                          $     13.85 $    12.56 $       13.16 $     13.86 $    18.54  $     12.11 $     13.64 $     10.12

Mutual funds, at cost               $     5,170 $    1,938 $       6,887 $     3,105 $   13,799  $    12,826 $    11,692 $       704
Mutual fund shares                      461,277    106,005       334,504     237,643    747,925    1,311,599   1,461,130      84,369

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                    Dreyfus VIF  Oppenheimer    PIMCO      PIMCO       PIMCO         Rydex       SBL         SBL
                                   International Main Street    VIT All    VIT Low    VIT Real     VT Sector    Alpha    Diversified
                                       Value     Small Cap/VA    Asset    Duration     Return      Rotation  Opportunity   Income
                                     Subaccount   Subaccount  Subaccount Subaccount  Subaccount   Subaccount Subaccount  Subaccount
                                   -------------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value   $      17,521 $      5,167 $   10,490 $    15,450 $    38,434  $    6,769 $     7,334 $    29,615
                                   -------------------------------------------------------------------------------------------------
Total assets                              17,521        5,167     10,490      15,450      38,434       6,769       7,334      29,615
                                   -------------------------------------------------------------------------------------------------
Net assets                         $      17,521 $      5,167 $   10,490 $    15,450 $    38,434  $    6,769 $     7,334 $    29,615
                                   =================================================================================================

Units outstanding                      1,448,082      313,521    883,668   1,644,739   3,581,337     473,402     568,440   2,650,198

Unit value                         $       12.10 $      16.48 $    11.87 $      9.38 $     10.72  $    14.30 $     12.90 $     11.18

Mutual funds, at cost              $      15,485 $      4,589 $   10,292 $    15,699 $    38,910  $    5,993 $     6,875 $    29,246
Mutual fund shares                     1,002,915      302,886    888,259   1,531,222   3,028,662     533,426     594,300   2,559,667

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                                                                                                             SBL
                                          SBL                    SBL                                 SBL         SBL     Main Street
                                       Enhanced       SBL      Equity        SBL        SBL       Large Cap   Large Cap    Growth &
                                         Index      Equity     Income      Global    High Yield    Growth       Value       Income
                                      Subaccount  Subaccount Subaccount  Subaccount  Subaccount  Subaccount  Subaccount   Subaccount
                                      ----------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value      $     7,630 $    5,503 $    42,276 $    39,345 $    23,081 $     8,978 $    12,606 $    16,144
                                      ----------------------------------------------------------------------------------------------
Total assets                                7,630      5,503      42,276      39,345      23,081       8,978      12,606      16,144
                                      ----------------------------------------------------------------------------------------------
Net assets                            $     7,630 $    5,503 $    42,276 $    39,345 $    23,081 $     8,978 $    12,606 $    16,144
                                      ==============================================================================================

Units outstanding                       1,069,058    836,707   3,510,406   3,895,080   1,028,882   1,709,215   1,360,789   1,056,362

Unit value                            $      7.14 $     6.58 $     12.04 $     10.10 $     22.43 $      5.25 $      9.27 $     15.28

Mutual funds, at cost                 $     6,840 $    4,964 $    37,697 $    30,331 $    21,761 $     8,109 $    10,880 $    13,960
Mutual fund shares                        796,492    240,530   2,209,915   4,185,632   1,365,743   1,379,183     582,518   1,721,093

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)

                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                           SBL
                                         Managed       SBL         SBL        SBL                     SBL         SBL         SBL
                                          Asset      Mid Cap     Mid Cap     Money         SBL     Small Cap   Small Cap    Social
                                       Allocation    Growth       Value      Market     Select 25   Growth       Value     Awareness
                                       Subaccount  Subaccount  Subaccount  Subaccount  Subaccount Subaccount  Subaccount  Subaccount
                                       ---------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value       $    15,380 $    23,681 $    64,605 $    12,679 $    4,375 $    12,334 $    27,681 $    2,307
                                       ---------------------------------------------------------------------------------------------
Total assets                                15,380      23,681      64,605      12,679      4,375      12,334      27,681      2,307
                                       ---------------------------------------------------------------------------------------------
Net assets                             $    15,380 $    23,681 $    64,605 $    12,679 $    4,375 $    12,334 $    27,681 $    2,307
                                       =============================================================================================

Units outstanding                        1,580,984   2,519,655   3,156,522   1,381,933    631,796   1,834,999   1,350,837    362,512

Unit value                             $      9.73 $      9.40 $     20.47 $      9.17 $     6.93 $      6.73 $     20.49 $     6.36

Mutual funds, at cost                  $    13,860 $    18,864 $    49,523 $    12,514 $    3,808 $    10,091 $    22,293 $    2,114
Mutual fund shares                         929,305     794,946   1,583,833   1,040,101    434,062     672,881   1,200,914     96,333

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                            Statements of Operations

                                 (In Thousands)

                          Year Ended December 31, 2005

                                                   AIM V.I.     AIM V.I.     AIM V.I.               American   American   Dreyfus IP
                                        AIM V.I.    Global   International   Mid Cap     AIM V.I.  Century VP Century VP  Technology
                                      Basic Value HealthCare     Growth    Core Equity Real Estate    Ultra     Value       Growth
                                       Subaccount Subaccount   Subaccount   Subaccount  Subaccount Subaccount  Subaccount Subaccount
                                      ----------------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions             $       --  $      --  $         39  $        9  $      157  $      --  $       26  $      --
   Expenses:
     Mortality and expense risk fee          (28)       (10)          (23)        (13)        (61)       (48)        (41)        (4)
     Administrative fee                       (7)        (3)           (6)         (4)        (16)       (12)        (10)        (1)
                                      ----------------------------------------------------------------------------------------------
Net investment income (loss)                 (35)       (13)           10          (8)         80        (60)        (25)        (5)

Net realized and unrealized
   capital gain (loss) on
   investments:
      Capital gains distributions             60         --            --          94         401         --         362         --
      Realized capital gain
        (loss) on sales of fund
        shares                               134         21            38          26         289         43          13          1
      Change in unrealized
        appreciation/depreciation
        on investments during
        the period                            76        125           723          28         619        438          48         32
                                      ----------------------------------------------------------------------------------------------
Net realized and unrealized
   capital gain  (loss) on
   investments                               270        146           761         148       1,309        481         423         33
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                         $      235  $     133  $        771  $      140  $    1,389  $     421  $      398  $      28
                                      ==============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                                 (In Thousands)

                          Year Ended December 31, 2005

                                       Dreyfus VIF   Oppenheimer   PIMCO      PIMCO      PIMCO       Rydex       SBL         SBL
                                      International  Main Street  VIT All    VIT Low    VIT Real   VT Sector    Alpha    Diversified
                                           Value    Small Cap/VA   Asset     Duration    Return    Rotation  Opportunity   Income
                                        Subaccount   Subaccount  Subaccount Subaccount Subaccount Subaccount  Subaccount Subaccount
                                      ----------------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions             $         --  $        --  $     347  $     359  $     705  $      --  $       --  $       --
   Expenses:
     Mortality and expense risk fee            (74)         (21)       (41)       (76)      (144)       (22)        (31)       (142)
     Administrative fee                        (19)          (6)       (11)       (20)       (38)        (6)         (9)        (38)
                                      ----------------------------------------------------------------------------------------------
Net investment income (loss)                   (93)         (27)       295        263        523        (28)        (40)       (180)

Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions               144           84         31         39        406         --          --          --
     Realized capital gain
       (loss) on sales of fund
       shares                                  124           68         22        (15)        --         29          10          91
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                                1,339          241         43       (252)      (660)       475         360         367
                                      ----------------------------------------------------------------------------------------------
Net realized and unrealized
   capital gain  (loss) on
   investments                               1,607          393         96       (228)      (254)       504         370         458
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                         $      1,514   $      366  $     391  $      35  $     269  $     476  $      330  $      278
                                      ==============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                                 (In Thousands)

                          Year Ended December 31, 2005

                                                                                                                             SBL
                                                SBL                   SBL                             SBL         SBL    Main Street
                                             Enhanced      SBL      Equity      SBL         SBL    Large Cap   Large Cap   Growth &
                                               Index     Equity     Income     Global   High Yield   Growth      Value      Income
                                            Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount  Subaccount
                                            ----------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                   $      --  $      --  $      --  $      --  $      --  $      --  $      --  $       --
   Expenses:
     Mortality and expense risk
       fee                                        (36)       (30)      (185)      (168)      (104)       (46)       (68)        (80)
     Administrative fee                           (10)        (8)       (50)       (45)       (27)       (13)       (19)        (22)
                                            ----------------------------------------------------------------------------------------
Net investment income (loss)                      (46)       (38)      (235)      (213)      (131)       (59)       (87)       (102)

Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions                   --         --         --         --         --         --         --          --
     Realized capital gain
       (loss) on sales of fund
       shares                                     215        165        278        969        712        107        916         173
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                                     129         24      1,048      3,024         59        226        213         570
                                            ----------------------------------------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                                    344        189      1,326      3,993        771        333      1,129         743
                                            ----------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                               $     298  $     151  $   1,091  $   3,780  $     640  $     274  $   1,042  $      641
                                            ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)

                                 (In Thousands)

                          Year Ended December 31, 2005

                                          SBL
                                        Managed       SBL         SBL         SBL                     SBL        SBL         SBL
                                         Asset      Mid Cap     Mid Cap      Money        SBL      Small Cap  Small Cap     Social
                                      Allocation    Growth       Value      Market     Select 25    Growth      Value     Awareness
                                      Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                      ----------------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions             $      --   $      --   $      --   $      --   $      --   $      --   $      --   $      --
   Expenses:
     Mortality and expense risk fee         (64)       (115)       (263)        (78)        (17)        (58)       (111)        (11)
     Administrative fee                     (18)        (31)        (71)        (21)         (5)        (16)        (30)         (3)
                                      ----------------------------------------------------------------------------------------------
Net investment income (loss)                (82)       (146)       (334)        (99)        (22)        (74)       (141)        (14)

Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions             --          --          --          --          --          --          --          --
     Realized capital gain
       (loss) on sales of fund
       shares                               132         570         799         211          65         569         607          93
     Change in unrealized
       appreciation/depreciation
       on investments during
       the period                           384       1,073       6,790         141         270         102       2,143          (7)
                                      ----------------------------------------------------------------------------------------------
Net realized and unrealized
   capital  gain (loss) on
   investments                              516       1,643       7,589         352         335         671       2,750          86
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                         $     434   $   1,497   $   7,255   $     253   $     313   $     597   $   2,609   $      72
                                      ==============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                       Statements of Changes in Net Assets

                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                             AIM V.I.           AIM V.I.            AIM V.I.
                                         AIM V.I.             Global          International         Mid Cap            AIM V.I.
                                       Basic Value          HealthCare           Growth           Core Equity         Real Estate
                                       Subaccount           Subaccount         Subaccount          Subaccount         Subaccount
                                     2005      2004       2005     2004       2005    2004*      2005     2004       2005     2004
                                   -------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets:
   From operations:
     Net investment income (loss)  $    (35) $   (21)   $   (13) $    (8)   $    10 $     5    $    (8) $    (7)   $    80  $    22
     Capital gains distributions         60       --         --       --         --      --         94       62        401      113
     Realized capital gain
       (loss) on sales of fund
       shares                           134       39         21       17         38       4         26       27        289       43
     Change in unrealized
       appreciation/
       depreciation on
       investments during the
       period                            76      330        125       80        723      84         28       60        619    1,191
                                   -------------------------------------------------------------------------------------------------
   Net increase (decrease) in
     net assets from operations         235      348        133       89        771      93        140      142      1,389    1,369

   From contract holder
     transactions:
     Variable annuity deposits        2,673    3,009        430    1,075      3,616     480      1,570    1,006      7,325    3,493
     Contract holder
       maintenance charges              (45)     (19)       (11)      (6)       (24)     (1)       (14)      (6)       (73)     (25)
     Terminations and
       withdrawals                     (415)    (129)       (34)     (14)      (141)    (39)      (136)     (48)      (520)    (269)
     Transfers between
       subaccounts, net              (1,123)      64        242     (118)     2,060     879        166      (24)      (128)   1,764
                                   -------------------------------------------------------------------------------------------------
   Net increase (decrease) in
     net assets from
     contractholder transactions      1,090    2,925        627      937      5,511   1,319      1,586      928      6,604    4,963
                                   -------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets                             1,325    3,273        760    1,026      6,282   1,412      1,726    1,070      7,993    6,332
Net assets at beginning of period     4,330    1,057      1,407      381      1,412      --      1,487      417      7,758    1,426
                                   -------------------------------------------------------------------------------------------------
Net assets at end of period        $  5,655  $ 4,330    $ 2,167  $ 1,407    $ 7,694 $ 1,412    $ 3,213  $ 1,487    $15,751  $ 7,758
                                   =================================================================================================

*     For the period from May 1, 2004 (inception date) to December 31, 2004.

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)

                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                              American          American         Dreyfus IP       Dreyfus VIF       Oppenheimer
                                             Century VP        Century VP        Technology      International      Main Street
                                               Ultra              Value            Growth            Value          Small Cap/VA
                                             Subaccount        Subaccount        Subaccount        Subaccount        Subaccount
                                           2005     2004      2005      2004    2005    2004*    2005     2004*     2005     2004
                                         -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $    (60) $   (13) $    (25) $    (4) $   (5)  $  --  $    (93) $    42  $   (27) $    (10)
    Capital gains distributions                --       --       362        4      --      --       144      108       84        --
    Realized capital gain (loss) on
      sales of fund shares                     43        2        13       32       1      (1)      124       15       68        13
    Change in unrealized appreciation/
      depreciation on investments
      during the period                       438      254        48      187      32      17     1,339      697      241       303
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    from operations                           421      243       398      219      28      16     1,514      862      366       306

  From contractholder transactions:
    Variable annuity deposits               6,281    1,953     5,438    1,583     324     146     4,806    1,011    2,067     1,170
    Contractholder maintenance charges        (58)     (10)      (56)      (9)     (4)     --       (70)     (12)     (27)      (11)
    Terminations and withdrawals             (870)     (51)     (863)     (47)    (38)     (3)     (553)     (56)    (108)     (100)
    Transfers between subaccounts, net      4,430      495     3,532    1,363      72     212     3,881    6,138      454       577
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    from contractholder transactions        9,783    2,387     8,051    2,890     354     355     8,064    7,081    2,386     1,636
                                         -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets      10,204    2,630     8,449    3,109     382     371     9,578    7,943    2,752     1,942
Net assets at beginning of period           3,345      715     3,518      409     371      --     7,943       --    2,415       473
                                         -------------------------------------------------------------------------------------------
Net assets at end of period              $ 13,549  $ 3,345  $ 11,967  $ 3,518  $  753   $ 371  $ 17,521  $ 7,943  $ 5,167  $  2,415
                                         ===========================================================================================

*     For the period from May 1, 2004 (inception date) to December 31, 2004.

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)

                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                               PIMCO               PIMC             PIMCO             Rydex              SBL
                                              VIT All             VIT Low          VIT Real         VT Sector           Alpha
                                               Asset             Duration           Return          Rotation         Opportunity
                                            Subaccount          Subaccount        Subaccount       Subaccount        Subaccount
                                           2005      2004     2005      2004    2005      2004    2005     2004    2005      2004
                                         -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $    295  $   109  $    263  $    47  $   523  $    28  $  (28) $   (16) $   (40) $    (14)
    Capital gains distributions                31        5        39       33      406      428      --       --       --       223
    Realized capital gain (loss) on
      sales of fund shares                     22       29       (15)      17       --       28      29       --       10        --
    Change in unrealized
      appreciation/ depreciation on
      investments during the period            43      133      (252)       9     (660)     193     475      246      360        78
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from operations                    391      276        35      106      269      677     476      230      330       287

   From contractholder transactions:
     Variable annuity deposits              3,101    1,712     4,531    2,365   19,210    7,197   2,044    1,309    2,412     1,876
     Contractholder maintenance charges       (43)     (13)      (82)     (65)    (165)     (47)    (28)     (14)     (40)      (13)
     Terminations and withdrawals            (273)     (63)   (1,085)    (549)  (1,787)    (442)   (156)     (39)    (248)     (121)
     Transfers between subaccounts, net     2,800    1,609     1,070    1,472    6,611    2,804   1,594      238    1,033     1,019
                                         -------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contractholder
     transactions                           5,585    3,245     4,434    3,223   23,869    9,512   3,454    1,494    3,157     2,761
                                         -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       5,976    3,521     4,469    3,329   24,138   10,189   3,930    1,724    3,487     3,048
Net assets at beginning of period           4,514      993    10,981    7,652   14,296    4,107   2,839    1,115    3,847       799
                                         -------------------------------------------------------------------------------------------
Net assets at end of period              $ 10,490  $ 4,514  $ 15,450  $10,981  $38,434  $14,296  $6,769  $ 2,839  $ 7,334  $  3,847
                                         ===========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)

                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                 SBL               SBL                                SBL
                                             Diversified         Enhanced            SBL             Equity              SBL
                                               Income             Index             Equity           Income             Global
                                             Subaccount         Subaccount        Subaccount       Subaccount         Subaccount
                                           2005      2004     2005      2004     2005    2004     2005      2004     2005    2004
                                         -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $   (180) $    34  $    (46) $   (31) $   (38) $   (32) $  (235) $  (104) $  (213) $  (164)
    Capital gains distributions                --       --        --       --       --       --       --       --       --       --
    Realized capital gain (loss) on
      sales of fund shares                     91     (133)      215      242      165      123      278      176      969      996
    Change in unrealized
      appreciation/ depreciation on
      investments during the period           367      663       129      231       24      237    1,048    2,396    3,024    2,772
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from operations                    278      564       298      442      151      328    1,091    2,468    3,780    3,604

  From contractholder transactions:
    Variable annuity deposits              11,777    3,420     1,371    1,743    1,292    1,507   17,708    6,612   12,682    7,646
    Contractholder maintenance charges       (155)    (137)      (41)     (33)     (30)     (32)    (209)    (119)    (177)    (137)
    Terminations and withdrawals           (1,885)  (1,864)     (301)    (166)    (304)    (436)  (2,024)  (1,426)  (1,337)  (1,269)
    Transfers between subaccounts, net       (688)   3,722       521      (54)    (907)    (838)   2,269    3,219     (335)  (3,135)
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contractholder
    transactions                            9,049    5,141     1,550    1,490       51      201   17,744    8,286   10,833    3,105
                                         -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       9,327    5,705     1,848    1,932      202      529   18,835   10,754   14,613    6,709
Net assets at beginning of period          20,288   14,583     5,782    3,850    5,301    4,772   23,441   12,687   24,732   18,023
                                         -------------------------------------------------------------------------------------------
Net assets at end of period              $ 29,615  $20,288  $  7,630  $ 5,782  $ 5,503  $ 5,301  $42,276  $23,441  $39,345  $24,732
                                         ===========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)

                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                                       SBL               SBL
                                                                  SBL                SBL           Main Street         Managed
                                                 SBL           Large Cap          Large Cap          Growth &           Asset
                                             High Yield          Growth             Value             Income          Allocation
                                             Subaccount        Subaccount         Subaccount        Subaccount        Subaccount
                                           2005     2004      2005      2004     2005     2004     2005     2004     2005     2004
                                         -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $   (131) $     (4) $   (59) $   (53) $   (87) $   (66) $  (102) $   (74) $   (82) $   (13)
    Capital gains distributions                --        --       --       --       --       --       --       --       --       --
    Realized capital gain (loss) on
      sales of fund shares                    712       469      107      306      916      185      173      130      132       81
    Change in unrealized appreciation/
      depreciation on investments
      during the period                        59       760      226      (59)     213      966      570      715      384      640
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    from operations                           640     1,225      274      194    1,042    1,085      641      771      434      708

  From contractholder transactions:
    Variable annuity deposits               7,377     4,998    1,606    1,413    2,773    2,730    3,869    2,317    4,476    2,248
    Contractholder maintenance charges       (126)      (99)     (56)     (44)     (84)     (71)     (97)     (66)     (81)     (45)
    Terminations and withdrawals           (1,355)     (987)    (540)    (313)    (777)    (719)  (1,123)    (621)    (808)    (528)
    Transfers between subaccounts, net        761    (2,444)     759   (2,143)  (2,412)   1,436    1,428      366    2,716    1,230
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    from contractholder transactions        6,657     1,468    1,769   (1,087)    (500)   3,376    4,077    1,996    6,303    2,905
                                         -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       7,297     2,693    2,043     (893)     542    4,461    4,718    2,767    6,737    3,613
Net assets at beginning of period          15,784    13,091    6,935    7,828   12,064    7,603   11,426    8,659    8,643    5,030
                                         -------------------------------------------------------------------------------------------
Net assets at end of period              $ 23,081  $ 15,784 $  8,978  $ 6,935  $12,606  $12,064  $16,144  $11,426  $15,380  $ 8,643
                                         ===========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)

                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                 SBL               SBL                SBL                                SBL
                                               Mid Cap           Mid Cap             Money             SBL            Small Cap
                                               Growth             Value             Market          Select 25           Growth
                                             Subaccount        Subaccount         Subaccount        Subaccount        Subaccount
                                           2005      2004     2005      2004     2005     2004     2005     2004     2005    2004
                                         -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $   (146) $  (120) $   (334) $  (177) $   (99) $   (89) $   (22) $   (17) $   (74) $   (54)
    Capital gains distributions                --       --        --      605       --       --       --       --       --       --
    Realized capital gain (loss) on
      sales of fund shares                    570      531       799      959      211      (21)      65       44      569      401
    Change in unrealized
      appreciation/ depreciation on
      investments during the period         1,073    1,164     6,790    4,722      141       94      270      217      102      837
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from operations                  1,497    1,575     7,255    6,109      253      (16)     313      244      597    1,184

  From contractholder transactions:
    Variable annuity deposits               6,192    4,923    21,755    8,417   15,480   10,836      956      790    2,525    2,385
    Contractholder maintenance charges       (132)    (108)     (306)    (173)     (99)     (84)     (22)     (15)     (72)     (50)
    Terminations and withdrawals           (1,052)    (767)   (2,639)  (1,112)  (2,952)  (7,399)    (165)     (79)    (554)    (423)
    Transfers between subaccounts, net     (1,433)    (403)    4,759    3,559   (8,434)  (6,134)     682     (212)     404      358
                                         -------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contractholder
    transactions                            3,575    3,645    23,569   10,691    3,995   (2,781)   1,451      484    2,303    2,270
                                         -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       5,072    5,220    30,824   16,800    4,248   (2,797)   1,764      728    2,900    3,454
Net assets at beginning of period          18,609   13,389    33,781   16,981    8,431   11,228    2,611    1,883    9,434    5,980
                                         -------------------------------------------------------------------------------------------
Net assets at end of period              $ 23,681  $18,609  $ 64,605  $33,781  $12,679  $ 8,431  $ 4,375  $ 2,611  $12,334  $ 9,434
                                         ===========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)

                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                       SBL                   SBL
                                                    Small Cap               Social
                                                      Value                Awareness
                                                    Subaccount             Subaccount
                                                 2005        2004        2005       2004
                                               -------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)               $   (141)   $    (77)   $   (14)   $   (13)
    Capital gains distributions                      --          74         --         --
    Realized capital gain (loss) on sales of
      fund shares                                   607         529         93         41
    Change in unrealized appreciation/
      depreciation on investments during the
      period                                      2,143       1,504         (7)        58
                                               -------------------------------------------
  Net increase (decrease) in net assets from
    operations                                    2,609       2,030         72         86

  From contractholder transactions:
    Variable annuity deposits                    11,374       3,748        173        615
    Contractholder maintenance charges             (133)        (72)       (12)       (11)
    Terminations and withdrawals                 (1,053)       (608)       (89)       (79)
    Transfers between subaccounts, net              816         857         32       (134)
                                               -------------------------------------------
  Net increase (decrease) in net assets from
    contractholder transactions                  11,004       3,925        104        391
                                               -------------------------------------------
Net increase (decrease) in net assets            13,613       5,955        176        477
Net assets at beginning of period                14,068       8,113      2,131      1,654
                                               -------------------------------------------
Net assets at end of period                    $ 27,681    $ 14,068    $ 2,307    $ 2,131
                                               ===========================================

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                          Notes to Financial Statements

                                December 31, 2005

1. Organization and Significant Accounting Policies

Organization

SecureDesigns Variable Annuity (SecureDesigns) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for SecureDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment
Company Act of 1940, as amended. Deposits received by the Account for SecureDesigns are invested in AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., Dreyfus Variable Investment Fund, Oppenheimer Variable Account Funds, Pacific Investment Management Company Variable Insurance Trust, The Rydex Variable Trust, and the SBL Fund, mutual funds not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

          Subaccount                                         Mutual Fund
--------------------------------------------------------------------------------------------------
                                   AIM Variable Insurance Funds:
AIM V.I. Basic Value                 AIM V.I. Basic Value Fund (Series II Shares)
AIM V.I. Global HealthCare*          AIM V.I. Global HealthCare Fund (Series I Shares)
AIM V.I. International Growth        AIM V.I. International Growth Fund (Series II Shares)
AIM V.I. Mid Cap Core Equity         AIM V.I. Mid Cap Core Equity Fund (Series II Shares)
AIM V.I. Real Estate                 AIM V.I. Real Estate Fund (Series I Shares)
                                   American Century Variable Portfolios, Inc.:
American Century VP Ultra            American Century VP Ultra Fund (Class II)
American Century VP Value            American Century VP Value Fund (Class II)
                                   Dreyfus Variable Investment Fund:
Dreyfus IP Technology Growth         Dreyfus IP Technology Growth Portfolio (Service Class)
Dreyfus VIF International Value      Dreyfus VIF International Value Portfolio (Service Class)
                                   Oppenheimer Variable Account Funds:
Oppenheimer Main Street Small        Oppenheimer Main Street Small Cap Fund/VA (Service
  Cap/VA                              Class)
                                   Pacific Investment Management Company Variable Insurance Trust:
PIMCO VIT All Asset                  PIMCO VIT All Asset Portfolio (Administrative Class)
PIMCO VIT Low Duration               PIMCO VIT Low Duration Portfolio (Administrative Class)
PIMCO VIT Real Return                PIMCO VIT Real Return Portfolio (Administrative Class)
                                   The Rydex Variable Trust:
Rydex VT Sector Rotation             Rydex VT Sector Rotation Fund

*     Prior to July 1, 2005, this was AIM V.I. Health Sciences.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

          Subaccount                                Mutual Fund
-------------------------------------------------------------------------------
                                   SBL Fund:
SBL Alpha Opportunity                Series Z (SBL Alpha Opportunity)
SBL Diversified Income               Series E (SBL Diversified Income)
SBL Enhanced Index                   Series H (SBL Enhanced Index)
SBL Equity                           Series A (SBL Equity)
SBL Equity Income                    Series O (SBL Equity Income)
SBL Global                           Series D (SBL Global)
SBL High Yield                       Series P (SBL High Yield)
SBL Large Cap Growth                 Series G (SBL Large Cap Growth)
SBL Large Cap Value                  Series B (SBL Large Cap Value)
SBL Main Street Growth & Income      Series W (SBL Main Street Growth & Income)
SBL Managed Asset Allocation         Series N (SBL Managed Asset Allocation)
SBL Mid Cap Growth                   Series J (SBL Mid Cap Growth)
SBL Mid Cap Value                    Series V (SBL Mid Cap Value)
SBL Money Market                     Series C (SBL Money Market)
SBL Select 25                        Series Y (SBL Select 25)
SBL Small Cap Growth                 Series X (SBL Small Cap Growth)
SBL Small Cap Value                  Series Q (SBL Small Cap Value)
SBL Social Awareness                 Series S (SBL Social Awareness)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Management Company, LLC
(SMC), a limited liability company controlled by its members, SBL and Security Benefit Corporation. SBL is a wholly owned subsidiary of Security Benefit Corporation.

AIM Advisors, Inc. serves as investment advisor of AIM V.I. Basic Value Fund, AIM V.I. Global HealthCare Fund, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Real Estate Fund. American Century Investment Management, Inc. serves as investment advisor of American Century VP Ultra Fund and American Century VP Value Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus IP Technology Growth Fund and Dreyfus VIF International Value Fund. OppenheimerFunds, Inc. serves as investment advisor of Oppenheimer Main Street Small Cap/VA Fund. Pacific Investment Management Company LLC serves as investment advisor of PIMCO VIT All Asset Portfolio, PIMCO VIT Low Duration Portfolio and PIMCO VIT Real Return Portfolio.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Rydex Global Advisors serves as investment advisor of Rydex VT Sector Rotation Fund. SMC serves as investment advisor of each Series of the SBL Fund.

SMC has engaged Mainstream Investment Advisers, LLC to provide subadvisory services for Series Z; Northern Trust Investments, N.A. to provide subadvisory services  for Series H; T. Rowe Price  Associates,  Inc. to provide  subadvisory services for Series O and Series N; OppenheimerFunds, Inc. to provide subadvisory services for Series D and Series W; RS Investment Management, L.P. to provide subadvisory services for Series X; and Wells Capital Management Incorporated to provide subadvisory services for Series Q.

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2005, were as follows:

                                        Cost of     Proceeds
             Subaccount                Purchases   from Sales
-------------------------------------------------------------
                                           (In Thousands)
AIM V.I. Basic Value                    $  2,821     $  1,706
AIM V.I. Global HealthCare                   929          315
AIM V.I. International Growth              6,353          832
AIM V.I. Mid Cap Core Equity               2,213          541
AIM V.I. Real Estate                       9,405        2,320
American Century VP Ultra                 10,932        1,209
American Century VP Value                 10,679        2,291
Dreyfus IP Technology Growth                 518          169
Dreyfus VIF International Value            9,696        1,581
Oppenheimer Main Street Small Cap/VA       3,316          873
PIMCO VIT All Asset                        6,693          782
PIMCO VIT Low Duration                     6,479        1,743
PIMCO VIT Real Return                     27,339        2,541
Rydex VT Sector Rotation                   3,708          282
SBL Alpha Opportunity                      4,667        1,550
SBL Diversified Income                    17,541        8,672
SBL Enhanced Index                         4,043        2,539
SBL Equity                                 2,214        2,201

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                                        Cost of     Proceeds
             Subaccount                Purchases   from Sales
-------------------------------------------------------------
                                           (In Thousands)
SBL Equity Income                       $ 19,671     $  2,162
SBL Global                                15,351        4,731
SBL High Yield                            18,030       11,504
SBL Large Cap Growth                       3,493        1,783
SBL Large Cap Value                        7,614        8,201
SBL Main Street Growth & Income            5,429        1,454
SBL Managed Asset Allocation               7,393        1,172
SBL Mid Cap Growth                         7,296        3,867
SBL Mid Cap Value                         27,172        3,937
SBL Money Market                          32,246       28,350
SBL Select 25                              2,237          808
SBL Small Cap Growth                       5,639        3,410
SBL Small Cap Value                       13,883        3,020
SBL Social Awareness                       1,424        1,334

Annuity Reserves

As of December 31, 2005, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Variable Annuity Contract Charges

SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.60% to 0.85% of the average daily net asset. Additionally, SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2005 and 2004, were as follows:

                                                2005                              2004
                                    -----------------------------    ------------------------------
                                                           Net                              Net
                                     Units     Units     Increase     Units    Units      Increase
            Subaccount              Issued   Redeemed   (Decreae)    Issued   Redeemed   (Decrease)
----------------------------------------------------------------------------------------------------
                                                            (In Thousands)
AIM V.I. Basic Value                   262       (172)         90       336       (101)         235
AIM V.I. Global HealthCare             101        (45)         56       140        (56)          84
AIM V.I. International Growth*         639       (176)        463       148        (27)         121
AIM V.I. Mid Cap Core Equity           179        (58)        121       117        (40)          77
AIM V.I. Real Estate                   791       (402)        389       531       (182)         349
American Century VP Ultra            1,148       (300)        848       229        (20)         209
American Century VP Value              946       (329)        617       314        (86)         228
Dreyfus IP Technology Growth *          62        (24)         38        38         (2)          36
Dreyfus VIF International Value *    1,311       (570)        741       761        (55)         706
Oppenheimer Main Street Small
  Cap/VA                               258        (99)        159       150        (30)         120
PIMCO VIT All Asset                    699       (204)        495       397       (100)         297
PIMCO VIT Low Duration                 928       (420)        508     1,092       (734)         358
PIMCO VIT Real Return                3,191       (918)      2,273     1,241       (327)         914
Rydex VT Sector Rotation               314        (58)        256       175        (48)         127
SBL Alpha Opportunity                  464       (202)        262       333        (95)         238
SBL Diversified Income               2,137     (1,268)        869     1,273       (773)         500
SBL Enhanced Index                     729       (480)        249       757       (515)         242
SBL Equity                             589       (562)         27     1,037       (985)          52
SBL Equity Income                    2,360       (795)      1,565     1,222       (439)         783
SBL Global                           2,743     (1,527)      1,216     1,866     (1,421)         445
SBL High Yield                       1,013       (688)        325       981       (905)          76
SBL Large Cap Growth                 1,145       (750)        395       713       (875)        (162)
SBL Large Cap Value                  1,143     (1,168)        (25)      984       (530)         454
SBL Main Street Growth & Income        519       (222)        297       353       (197)         156
SBL Managed Asset Allocation           968       (280)        688       508       (169)         339
SBL Mid Cap Growth                   1,599     (1,136)        463     1,290       (803)         487
SBL Mid Cap Value                    2,082       (773)      1,309     1,323       (611)         712
SBL Money Market                     4,959     (4,487)        472     4,336     (4,605)        (269)
SBL Select 25                          412       (186)        226       295       (203)          92
SBL Small Cap Growth                 1,216       (835)        381     1,081       (666)         415
SBL Small Cap Value                    984       (390)        594       539       (288)         251
SBL Social Awareness                   333       (309)         24       240       (168)          72

*     For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2005, follows:

              Subaccount                       2005           2004           2003           2002          2001
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value
Units                                          408,342        317,491         82,779             --           --
Unit value                                 $     13.85    $     13.64    $     12.77    $        --    $      --
Net assets (000s)                          $     5,655    $     4,330    $     1,057    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   1.55%          6.81%         18.02%            --%          --%

AIM V.I. Global HealthCare
Units                                          172,405        116,719         32,710             --           --
Unit value                                 $     12.56    $     12.06    $     11.64    $        --    $      --
Net assets (000s)                          $     2,167    $     1,407    $       381    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   4.17%          3.61%         12.68%            --%          --%

AIM V.I. International Growth
Units                                          584,632        121,624             --             --           --
Unit value                                 $     13.16    $     11.61    $        --    $        --    $      --
Net assets (000s)                          $     7,694    $     1,412    $        --    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%            --%            --%          --%
Investment income ratio**                         0.85%          0.87%            --%            --%          --%
Total return***                                  13.38%         16.10%            --%            --%          --%

AIM V.I. Mid Cap Core Equity
Units                                          231,774        110,873         33,968             --           --
Unit value                                 $     13.86    $     13.41    $     12.26    $        --    $      --
Net assets (000s)                          $     3,213    $     1,487    $       417    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                         0.37%          0.03%            --%            --%          --%
Total return***                                   3.32%          9.38%         15.12%            --%          --%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

              Subaccount                       2005           2004           2003           2002          2001
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Real Estate
Units                                          849,659        460,520        111,342             --           --
Unit value                                 $     18.54    $     16.85    $     12.81    $        --    $      --
Net assets (000s)                          $    15,751    $     7,758    $     1,426    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                         1.34%          1.12%          2.88%            --%          --%
Total return***                                  10.05%         31.54%         21.42%            --%          --%

American Century VP Ultra
Units                                        1,119,094        271,402         61,800             --           --
Unit value                                 $     12.11    $     12.33    $     11.57    $        --    $      --
Net assets (000s)                          $    13,549    $     3,345    $       715    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                  (1.78)%         6.57%         15.35%            --%          --%

American Century VP Value
Units                                          877,541        260,569          3,285             --           --
Unit value                                 $     13.64    $     13.50    $     12.28    $        --    $      --
Net assets (000s)                          $    11,967    $     3,518    $       409    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                         0.33%          0.25%            --%            --%          --%
Total return***                                   1.00%          9.93%         16.51%            --%          --%

Dreyfus IP Technology Growth
Units                                           74,365         36,497             --             --           --
Unit value                                 $     10.12    $     10.15    $        --    $        --    $      --
Net assets (000s)                          $       753    $       371    $        --    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%            --%            --%          --%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                  (0.33)%         1.50%            --%            --%          --%

Dreyfus VIF International Value
Units                                        1,448,082        706,250             --             --           --
Unit value                                 $     12.10    $     11.25    $        --    $        --    $      --
Net assets (000s)                          $    17,521    $     7,943    $        --    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%            --%            --%          --%
Investment income ratio**                           --%          1.41%            --%            --%          --%
Total return***                                   7.58%         12.50%            --%            --%          --%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

              Subaccount                       2005           2004           2003           2002          2001
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap/VA
Units                                          313,521        154,844         34,851             --           --
Unit value                                 $     16.48    $     15.59    $     13.58    $        --    $      --
Net assets (000s)                          $     5,167    $     2,415    $       473    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   5.68%         14.80%         29.83%            --%          --%

PIMCO VIT All Asset
Units                                          883,668        389,040         91,895             --           --
Unit value                                 $     11.87    $     11.60    $     10.81    $        --    $      --
Net assets (000s)                          $    10,490    $     4,514    $       993    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                         4.63%          4.58%          4.13%            --%          --%
Total return***                                   2.32%          7.31%          2.95%            --%          --%

PIMCO VIT Low Duration
Units                                        1,644,739      1,136,486        778,084             --           --
Unit value                                 $      9.38    $      9.64    $      9.83    $        --    $      --
Net assets (000s)                          $    15,450    $    10,981    $     7,652    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                         2.72%          1.28%          0.75%            --%          --%
Total return***                                  (2.73)%        (1.93)%        (2.29)%           --%          --%

PIMCO VIT Real Return
Units                                        3,581,337      1,308,272        394,954             --           --
Unit value                                 $     10.72    $     10.91    $     10.40    $        --    $      --
Net assets (000s)                          $    38,434    $    14,296    $     4,107    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                         2.67%          0.99%          0.38%            --%          --%
Total return***                                  (1.69)%         4.90%          0.68%            --%          --%

Rydex VT Sector Rotation
Units                                          473,402        217,441         91,053             --           --
Unit value                                 $     14.30    $     13.05    $     12.24    $        --    $      --
Net assets (000s)                          $     6,769    $     2,839    $     1,115    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   9.53%          6.62%         17.81%            --%          --%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

              Subaccount                       2005           2004           2003           2002          2001
-----------------------------------------------------------------------------------------------------------------
SBL Alpha Opportunity
Units                                          568,440        306,334         68,970             --           --
Unit value                                 $     12.90    $     12.56    $     11.58    $        --    $      --
Net assets (000s)                          $     7,334    $     3,847    $       799    $        --    $      --
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%            --%          --%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   2.74%          8.46%         16.62%            --%          --%

SBL Diversified Income
Units                                        2,650,198      1,781,038      1,281,255      1,143,363      416,745
Unit value                                 $     11.18    $     11.39    $     11.39    $     11.46    $   10.89
Net assets (000s)                          $    29,615    $    20,288    $    14,583    $    13,092    $   4,535
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.95%         10.10%          3.37%          --%
Total return***                                  (1.90)%           --%         (0.61)%         5.23%        2.35%

SBL Enhanced Index
Units                                        1,069,058        819,933        577,687        237,774      192,600
Unit value                                 $      7.14    $      7.06    $      6.67    $      5.42    $    7.31
Net assets (000s)                          $     7,630    $     5,782    $     3,850    $     1,287    $   1,406
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.09%          0.95%          1.42%          --%
Total return***                                   1.18%          5.85%         23.06%        (25.85)%     (13.70)%

SBL Equity
Units                                          836,707        810,045        758,144        544,857      176,676
Unit value                                 $      6.58    $      6.55    $      6.30    $      5.38    $    7.36
Net assets (000s)                          $     5,503    $     5,301    $     4,772    $     2,925    $   1,298
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.11%          0.69%          0.96%        0.01%
Total return***                                   0.50%          3.97%         17.10%        (26.90)%     (12.38)%

SBL Equity Income
Units                                        3,510,406      1,944,876      1,161,217        803,419      287,273
Unit value                                 $     12.04    $     12.05    $     10.93    $      9.06    $   10.87
Net assets (000s)                          $    42,276    $    23,441    $    12,687    $     7,275    $   3,121
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.16%          1.46%          2.91%          --%
Total return***                                  (0.07)%        10.25%         20.64%        (16.65)%      (1.98)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

              Subaccount                       2005           2004           2003           2002          2001
-----------------------------------------------------------------------------------------------------------------
SBL Global
Units                                        3,895,080      2,679,337      2,234,390        900,881      242,048
Unit value                                 $     10.10    $      9.23    $      8.07    $      5.84    $    7.84
Net assets (000s)                          $    39,345    $    24,732    $    18,023    $     5,256    $   1,897
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%            --%          0.30%          0.20%          --%
Total return***                                   9.36%         14.37%         38.18%        (25.51)%     (13.75)%

SBL High Yield
Units                                        1,028,882        703,478        627,384        301,751       47,057
Unit value                                 $     22.43    $     22.43    $     20.87    $     17.80    $   18.41
Net assets (000s)                          $    23,081    $    15,784    $    13,091    $     5,370    $     866
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.63%          7.45%          9.46%       17.68%
Total return***                                  (0.02)%         7.47%         17.25%         (3.31)%       0.22%

SBL Large Cap Growth
Units                                        1,709,215      1,314,055      1,475,898        829,448      180,104
Unit value                                 $      5.25    $      5.28    $      5.31    $      4.44    $    6.33
Net assets (000s)                          $     8,978    $     6,935    $     7,828    $     3,685    $   1,139
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                  (0.47)%        (0.56)%        19.59%        (29.86)%     (14.34)%

SBL Large Cap Value
Units                                        1,360,789      1,385,522        931,853        610,851      343,404
Unit value                                 $      9.27    $      8.70    $      8.16    $      6.57    $    9.00
Net assets (000s)                          $    12,606    $    12,064    $     7,603    $     4,018    $   3,092
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.06%          1.04%          1.99%        0.01%
Total return***                                   6.46%          6.62%         24.20%        (27.00)%      (7.88)%

SBL Main Street Growth & Income
Units                                        1,056,362        759,040        602,361        355,261      142,304
Unit value                                 $     15.28    $     15.06    $     14.38    $     11.82    $   15.21
Net assets (000s)                          $    16,144    $    11,426    $     8,659    $     4,199    $   2,164
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.04%          0.47%          0.55%        0.24%
Total return***                                   1.52%          4.73%         21.66%        (22.29)%     (10.79)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

              Subaccount                       2005           2004           2003           2002          2001
-----------------------------------------------------------------------------------------------------------------
SBL Managed Asset Allocation
Units                                        1,580,984        892,862        554,165        252,528      103,760
Unit value                                 $      9.73    $      9.68    $      9.07    $      7.60    $    8.74
Net assets (000s)                          $    15,380    $     8,643    $     5,030    $     1,921    $     907
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.57%          2.10%          4.61%          --%
Total return***                                   0.51%          6.73%         19.34%        (13.04)%      (7.71)%

SBL Mid Cap Growth
Units                                        2,519,655      2,056,381      1,569,313      1,093,762      364,122
Unit value                                 $      9.40    $      9.05    $      8.53    $      5.67    $    8.34
Net assets (000s)                          $    23,681    $    18,609    $    13,389    $     6,199    $   3,037
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   3.86%          6.10%         50.44%        (32.01)%     (13.84)%

SBL Mid Cap Value
Units                                        3,156,522      1,847,663      1,135,916        798,428      292,715
Unit value                                 $     20.47    $     18.28    $     14.95    $     10.06    $   12.16
Net assets (000s)                          $    64,605    $    33,781    $    16,981    $     8,033    $   3,559
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.03%          0.30%          0.98%          --%
Total return***                                  11.95%         22.27%         48.61%        (17.27)%       9.25%

SBL Money Market
Units                                        1,381,933        909,010      1,177,714        982,287      401,703
Unit value                                 $      9.17    $      9.27    $      9.56    $      9.87    $   10.13
Net assets (000s)                          $    12,679    $     8,431    $    11,228    $     9,667    $   4,057
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.05%          0.91%          3.57%        0.07%
Total return***                                  (1.09)%        (3.03)%        (3.14)%        (2.57)%       (.30)%

SBL Select 25
Units                                          631,796        405,968        314,857        185,009      133,791
Unit value                                 $      6.93    $      6.44    $      5.99    $      5.28    $    7.47
Net assets (000s)                          $     4,375    $     2,611    $     1,883    $       975    $     997
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   7.64%          7.51%         13.45%        (29.32)%     (10.00)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

              Subaccount                       2005           2004           2003           2002          2001
-----------------------------------------------------------------------------------------------------------------
SBL Small Cap Growth
Units                                        1,834,999      1,453,650      1,037,908        652,170      234,506
Unit value                                 $      6.73    $      6.49    $      5.75    $      3.82    $    5.40
Net assets (000s)                          $    12,334    $     9,434    $     5,980    $     2,495    $   1,268
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                   3.55%         12.87%         50.52%        (29.26)%     (24.37)%

SBL Small Cap Value
Units                                        1,350,837        757,314        506,024        319,542      164,868
Unit value                                 $     20.49    $     18.58    $     16.02    $     11.03    $   12.30
Net assets (000s)                          $    27,681    $    14,068    $     8,113    $     3,526    $   2,028
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%            --%            --%            --%          --%
Total return***                                  10.30%         15.98%         45.24%        (10.33)%      19.53%

SBL Social Awareness
Units                                          362,512        338,586        266,498        209,531       65,355
Unit value                                 $      6.36    $      6.29    $      6.21    $      5.20    $    6.92
Net assets (000s)                          $     2,307    $     2,131    $     1,654    $     1,089    $     451
Ratio of expenses to net assets*                  0.75%          0.75%          0.75%          0.75%        0.75%
Investment income ratio**                           --%          0.06%          0.53%          0.60%          --%
Total return***                                   1.14%          1.29%         19.42%        (24.86)%     (13.72)%

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

FINANCIAL STATEMENTS

Variable Annuity Account XIV
Valuebuilder Variable Annuity
Year Ended December 31, 2005

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2005

                                    Contents

Report of Independent Registered Public Accounting Firm........................1

Audited Financial Statements

Statements of Net Assets.......................................................3
Statements of Operations.......................................................8
Statements of Changes in Net Assets...........................................13
Notes to Financial Statements.................................................20

ERNST & YOUNG       Ernst & Young LLP                   Phone: (816) 474-5200
                    One Kansas City Place               www.ey.com
                    1200 Main Street
                    Kansas City, Missouri 64105-2143


             Report of Independent Registered Public Accounting Firm

The Contract Owners
Valuebuilder Variable Annuity
   and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company comprised of the AIM Basic Value, AIM Mid Cap Core Equity, AIM Small Cap Growth, AIM Blue Chip, AIM Dynamics, AIM Technology, American Century Heritage, American Century Select, American Century Equity Income, American Century International Growth, Ariel Fund, Calamos Growth, Calamos Growth and Income, Dreyfus Appreciation, Dreyfus Premier Strategic Value, Dreyfus Midcap Value, Dreyfus General Money Market, Fidelity Advisor Value Strategies, Fidelity Advisor Dividend Growth, Fidelity Advisor Mid Cap, Fidelity Advisor International Capital Appreciation, Lehman Brothers Core Bond, PIMCO High Yield, Security Capital Preservation, Security
Diversified Income, Security Income Opportunity, Security Global, Security Equity, Security Large Cap Growth, Security Mid Cap Value, Security Small Cap
Growth, Security Social Awareness, Security Large Cap Value, Security Mid Cap Growth, Van Kampen Equity and Income, Van Kampen Comstock, Van Kampen Aggressive Growth, Wells Fargo Advantage Growth and Income, Wells Fargo Advantage Growth, Wells Fargo Advantage Small Cap Value, and Wells Fargo Advantage Opportunity Subaccounts, which are available for investment by contract owners of the Valuebuilder Variable Annuity, as of December 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the


                   A Member Practice of Ernst & Young Global                   1
effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Valuebuilder Variable Annuity at December 31, 2005, the results of their operations, and the changes in their net assets for the periods described above, in conformity with US generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

February 15, 2006

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                            Statements of Net Assets

                                December 31, 2005

                                                                                                                           American
                                      AIM Mid                                                      American    American    Century
                          AIM Basic   Cap Core    AIM Small    AIM Blue      AIM          AIM      Century     Century      Equity
                            Value      Equity    Cap Growth      Chip      Dynamics   Technology   Heritage     Select      Income
                         Subaccount  Subaccount  Subaccount   Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                         -----------------------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at
     market value        $3,495,190   $853,024   $2,137,114   $  736,232  $   63,740  $  164,401  $  469,693  $2,294,061  $5,091,902
                         -----------------------------------------------------------------------------------------------------------
Total assets              3,495,190    853,024    2,137,114      736,232      63,740     164,401     469,693   2,294,061   5,091,902
                         -----------------------------------------------------------------------------------------------------------
Net assets               $3,495,190   $853,024   $2,137,114   $  736,232  $   63,740  $  164,401  $  469,693  $2,294,061  $5,091,902
                         ===========================================================================================================
Units outstanding
   NEA Valuebuilder         363,384     75,101      231,671      103,345       8,367      34,201      49,172     301,761     423,121
   AEA Valuebuilder           1,353      1,126        1,224           29          --         184         121         111       1,254
                         -----------------------------------------------------------------------------------------------------------
Total units                 364,737     76,227      232,895      103,374       8,367      34,385      49,293     301,872     424,375
                         ===========================================================================================================
Unit value
   NEA Valuebuilder      $     9.56   $  11.16   $     9.15   $     7.12  $     7.62  $     4.74  $     9.52  $     7.60  $    12.00
   AEA Valuebuilder      $    13.59   $  13.54   $    13.76   $    11.27  $    14.38  $    12.21  $    13.63  $    11.39  $    12.58

Mutual funds, at cost    $2,795,738   $789,037   $1,875,413   $  669,943  $   52,561  $  149,969  $  430,179  $2,045,219  $5,125,724
Mutual fund shares          102,139     29,857       77,685       61,149       3,498       6,287      33,100      60,706     651,139

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2005

                                     American
                                      Century                                      Calamos
                                   International                    Calamos      Growth and       Dreyfus
                                      Growth        Ariel Fund      Growth         Income      Appreciation
                                    Subaccount      Subaccount    Subaccount     Subaccount     Subaccount
                                   -------------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $ 2,096,234    $ 5,685,475    $17,038,178    $11,810,913    $ 2,963,445
                                    ------------------------------------------------------------------------
Total assets                          2,096,234      5,685,475     17,038,178     11,810,913      2,963,445
                                    ------------------------------------------------------------------------
Net assets                          $ 2,096,234    $ 5,685,475    $17,038,178    $11,810,913    $ 2,963,445
                                    ========================================================================
Units outstanding
   NEA Valuebuilder                     229,787        474,699      1,405,361        972,462        346,725
   AEA Valuebuilder                         267          8,097          8,083          6,813          2,027
                                    ------------------------------------------------------------------------
Total units                             230,054        482,796      1,413,444        979,275        348,752
                                    ========================================================================
Unit value
   NEA Valuebuilder                 $      9.11    $     11.74    $     12.04    $     12.05    $      8.48
   AEA Valuebuilder                 $     13.88    $     13.95    $     15.36    $     13.41    $     11.25

Mutual funds, at cost               $ 1,802,303    $ 5,691,688    $14,130,987    $10,656,022    $ 2,766,605
Mutual fund shares                      207,960        113,551        309,448        383,098         74,552

                                         Dreyfus                      Dreyfus        Fidelity
                                         Premier        Dreyfus       General         Advisor
                                       Strategic        Midcap         Money           Value
                                         Value           Value         Market       Strategies
                                       Subaccount     Subaccount     Subaccount     Subaccount
                                   ------------------------------------------------------------
Assets:
   Mutual funds, at market value       $ 1,711,331    $ 1,847,668    $   851,595    $ 1,606,913
                                   ------------------------------------------------------------
Total assets                             1,711,331      1,847,668        851,595      1,606,913
                                   ------------------------------------------------------------
Net assets                             $ 1,711,331    $ 1,847,668    $   851,595    $ 1,606,913
                                   ============================================================
Units outstanding
   NEA Valuebuilder                        148,805        170,158         96,114        133,740
   AEA Valuebuilder                          2,807            902              3          4,007
                                   ------------------------------------------------------------
Total units                                151,612        171,060         96,117        137,747
                                   ============================================================
Unit value
   NEA Valuebuilder                    $     11.21    $     10.77    $      8.85    $     11.54
   AEA Valuebuilder                    $     15.61    $     17.60    $      9.05    $     15.89

Mutual funds, at cost                  $ 1,601,608    $ 1,530,491    $   851,595    $ 1,614,583
Mutual fund shares                          59,816         58,305        851,595         54,196

See accompanying notes

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2005

                                                                 Fidelity
                                     Fidelity                     Advisor
                                      Advisor      Fidelity    International    Lehman
                                     Dividend      Advisor        Capital      Brothers     PIMCO High
                                      Growth       Mid Cap     Appreciation    Core Bond      Yield
                                    Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                                    -------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $2,309,318    $  618,659    $1,597,828    $3,707,249    $2,680,110
                                    -------------------------------------------------------------------
Total assets                         2,309,318       618,659     1,597,828     3,707,249     2,680,110
                                    -------------------------------------------------------------------
Net assets                          $2,309,318    $  618,659    $1,597,828    $3,707,249    $2,680,110
                                    ===================================================================
Units outstanding
   NEA Valuebuilder                    273,457        53,810       132,937       357,226       218,895
   AEA Valuebuilder                         --           141           295         4,759         5,861
                                    -------------------------------------------------------------------
Total units                            273,457        53,951       133,232       361,985       224,756
                                    ===================================================================
Unit value
   NEA Valuebuilder                 $     8.44    $    11.45    $    11.99    $    10.24    $    11.86
   AEA Valuebuilder                 $    11.25    $    15.93    $    15.21    $     9.86    $    12.83

Mutual funds, at cost               $2,083,214    $  538,448    $1,384,769    $3,865,480    $2,687,140
Mutual fund shares                     191,327        25,491        96,139       376,371       275,731



                                        Security      Security      Security
                                         Capital    Diversified      Income       Security
                                      Preservation     Income      Opportunity     Global
                                       Subaccount    Subaccount    Subaccount    Subaccount
                                   --------------------------------------------------------
Assets:
   Mutual funds, at market value       $8,126,118    $1,866,620    $  959,243    $3,911,505
                                   --------------------------------------------------------
Total assets                            8,126,118     1,866,620       959,243     3,911,505
                                   --------------------------------------------------------
Net assets                             $8,126,118    $1,866,620    $  959,243    $3,911,505
                                   ========================================================
Units outstanding
   NEA Valuebuilder                       783,675       177,363        92,778       354,463
   AEA Valuebuilder                        15,451         4,674         1,814           560
                                   --------------------------------------------------------
Total units                               799,126       182,037        94,592       355,023
                                   ========================================================
Unit value
   NEA Valuebuilder                    $    10.14    $    10.27    $    10.10    $    11.01
   AEA Valuebuilder                    $     9.89    $     9.66    $    10.07    $    16.09

Mutual funds, at cost                  $8,292,725    $1,932,661    $  958,469    $3,022,838
Mutual fund shares                        832,594       403,159        94,787       214,212

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2005

                                                    Security       Security        Security       Security
                                      Security     Large Cap        Mid Cap       Small Cap        Social
                                       Equity        Growth          Value          Growth       Awareness
                                     Subaccount    Subaccount     Subaccount      Subaccount     Subaccount
                                    ------------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $   222,386    $   281,316    $18,051,281    $   491,069    $   462,339
                                    ------------------------------------------------------------------------
Total assets                            222,386        281,316     18,051,281        491,069        462,339
                                    ------------------------------------------------------------------------
Net assets                          $   222,386    $   281,316    $18,051,281    $   491,069    $   462,339
                                    ========================================================================
Units outstanding
   NEA Valuebuilder                      27,497         39,038      1,121,364         46,166         57,861
   AEA Valuebuilder                         390            177          4,285            785             --
                                    ------------------------------------------------------------------------
Total units                              27,887         39,215      1,125,649         46,951         57,861
                                    ========================================================================
Unit value
   NEA Valuebuilder                 $      7.93    $      7.16    $     16.02    $     10.36    $      7.99
   AEA Valuebuilder                 $     11.30    $     10.69    $     20.44    $     16.61    $     10.98

Mutual funds, at cost               $   211,269    $   265,717    $14,789,658    $   392,377    $   413,706
Mutual fund shares                       33,900         44,025        505,214         30,596         21,974

                                       Security        Security     Van Kampen
                                      Large Cap        Mid Cap      Equity and      Van Kampen
                                        Value           Growth        Income         Comstock
                                      Subaccount      Subaccount    Subaccount      Subaccount
                                   -----------------------------------------------------------
Assets:
   Mutual funds, at market value      $   646,716    $ 1,640,890    $ 5,757,350    $ 9,345,558
                                   -----------------------------------------------------------
Total assets                            1,640,890      5,757,350      9,345,558        646,716
                                   -----------------------------------------------------------
Net assets                            $   646,716    $ 1,640,890    $ 5,757,350    $ 9,345,558
                                   ===========================================================
Units outstanding
   NEA Valuebuilder                        68,611        158,126        512,670        937,928
   AEA Valuebuilder                           590          1,808          4,421          3,974
                                   -----------------------------------------------------------
Total units                                69,201        159,934        517,091        941,902
                                   ===========================================================
Unit value
   NEA Valuebuilder                   $      9.31    $     10.19    $     11.12    $      9.90
   AEA Valuebuilder                   $     13.15    $     16.10    $     12.97    $     14.26

Mutual funds, at cost                 $   576,320    $ 1,546,825    $ 5,514,347    $ 8,665,711
Mutual fund shares                         93,863        136,627        663,290        524,737

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)

                                December 31, 2005

                                                          Wells Fargo                     Wells Fargo
                                           Van Kampen      Advantage      Wells Fargo      Advantage     Wells Fargo
                                           Aggressive     Growth and       Advantage       Small Cap      Advantage
                                             Growth         Income          Growth           Value       Opportunity
                                           Subaccount     Subaccount      Subaccount      Subaccount     Subaccount
                                           -------------------------------------------------------------------------
Assets:
   Mutual funds, at market value           $  272,490     $  144,973      $  353,996      $5,255,242      $  384,297
                                           -------------------------------------------------------------------------
Total assets                                  272,490        144,973         353,996       5,255,242         384,297
                                           -------------------------------------------------------------------------
Net assets                                 $  272,490     $  144,973      $  353,996      $5,255,242      $  384,297
                                           =========================================================================
Units outstanding
   NEA Valuebuilder                            34,960         18,808          49,558         329,906          38,845
   AEA Valuebuilder                               207             --              --           1,425             351
                                           -------------------------------------------------------------------------
Total units                                    35,167         18,808          49,558         331,331          39,196
                                           =========================================================================
Unit value
   NEA Valuebuilder                        $     7.71     $     7.71      $     7.14      $    15.85      $     9.76
   AEA Valuebuilder                        $    14.56     $    11.22      $    12.90      $    18.42      $    14.86

Mutual funds, at cost                      $  208,556     $  129,492      $  301,433      $4,622,612      $  334,245
Mutual fund shares                             17,312          6,990          16,881         175,937           8,712

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                            Statements of Operations

                          Year Ended December 31, 2005


                                                            AIM Mid
                                            AIM Basic       Cap Core       AIM Small       AIM Blue
                                              Value          Equity       Cap Growth         Chip
                                           Subaccount      Subaccount     Subaccount      Subaccount
                                           -------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                   $      --      $      --      $      --       $     203
   Expenses
      Mortality and expense risk fee          (37,526)        (7,835)       (19,828)         (7,993)
                                            ------------------------------------------------------------
Net investment income (loss)                  (37,526)        (7,835)       (19,828)         (7,790)

Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions                  --         61,825        159,230              --
      Realized capital gain (loss) on
        sales of fund shares                  142,095          8,629         45,131           7,033
      Change in unrealized
        appreciation/depreciation on
        investments during the period          47,081        (14,353)       (44,705)         16,883
                                            ------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                      189,176         56,101        159,656          23,916
                                            ------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                $ 151,650      $  48,266      $ 139,828       $  16,126
                                            ============================================================

                                                                                                            American
                                                                             American        American        Century
                                                 AIM            AIM           Century        Century         Equity
                                              Dynamics       Technology      Heritage         Select         Income
                                             Subaccount      Subaccount     Subaccount      Subaccount     Subaccount
                                           --------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                    $      --       $      --      $      --       $  11,255       $  77,997
   Expenses
      Mortality and expense risk fee              (666)         (1,909)        (1,575)        (21,295)        (37,668)
                                           --------------------------------------------------------------------------
Net investment income (loss)                      (666)         (1,909)        (1,575)        (10,040)         40,329

Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions                   --              --          2,698              --         202,811
      Realized capital gain (loss) on
        sales of fund shares                     2,277             445          2,594          23,997          29,258
      Change in unrealized
        appreciation/depreciation on
        investments during the period            3,477          (2,852)        26,611          (7,900)       (199,534)
                                           --------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                         5,754          (2,407)        31,903          16,097          32,535
                                           --------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $   5,088       $  (4,316)     $  30,328       $   6,057       $  72,864
                                           ==========================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2005

                                              American
                                               Century                                       Calamos
                                            International                      Calamos      Growth and
                                               Growth        Ariel Fund        Growth         Income
                                             Subaccount      Subaccount      Subaccount     Subaccount
                                            ------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                   $    30,131     $    16,882     $        --     $   202,956
   Expenses
      Mortality and expense risk fee            (14,629)        (46,039)       (134,302)        (98,241)
                                            ------------------------------------------------------------
Net investment income (loss)                     15,502         (29,157)       (134,302)        104,715
Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions                    --         373,408         670,761         277,930
      Realized capital gain (loss) on
        sales of fund shares                     11,211          28,569         143,472          35,226
      Change in unrealized
        appreciation/depreciation on
        investments during the period           186,002        (374,099)        584,093         333,364
                                            ------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                        197,213          27,878       1,398,326         646,520
                                            ------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                $   212,715     $    (1,279)    $ 1,264,024     $   751,235
                                            ============================================================

                                                              Dreyfus                         Dreyfus        Fidelity
                                                              Premier          Dreyfus        General         Advisor
                                               Dreyfus       Strategic         Midcap          Money           Value
                                            Appreciation       Value            Value          Market       Strategies
                                             Subaccount      Subaccount      Subaccount      Subaccount     Subaccount
                                           -----------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                   $    40,010     $    25,273     $        --     $    17,495     $        --
   Expenses
      Mortality and expense risk fee            (26,749)        (12,941)        (18,555)         (7,997)        (16,747)
                                           ----------------------------------------------------------------------------
Net investment income (loss)                     13,261          12,332         (18,555)          9,498         (16,747)
Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions                    --          99,872         178,116              --         336,791
      Realized capital gain (loss) on
        sales of fund shares                     25,066          29,528          83,532              --          43,394
      Change in unrealized
        appreciation/depreciation on
        investments during the period            44,526         (37,932)       (121,524)             --        (338,470)
                                           ----------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                         69,592          91,468         140,124              --          41,715
                                           ----------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                $    82,853     $   103,800     $   121,569     $     9,498     $    24,968
                                           ============================================================================

See accompanying notes

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2005

                                                                           Fidelity
                                            Fidelity                        Advisor
                                             Advisor        Fidelity     International      Lehman
                                            Dividend        Advisor         Capital        Brothers
                                             Growth         Mid Cap      Appreciation     Core Bond
                                            Subaccount     Subaccount      Subaccount      Subaccount
                                           ---------------------------------------------------------
Net investment income (loss):
   Dividend distributions                  $      --       $      --      $  13,055       $  79,049
   Expenses
      Mortality and expense risk fee         (20,714)         (5,892)       (15,813)        (22,296)
                                           ---------------------------------------------------------
Net investment income (loss)                 (20,714)         (5,892)        (2,758)         56,753

Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions                 --          65,157        191,137         114,343
      Realized capital gain (loss) on
        sales of fund shares                  10,560          16,935         83,145          (7,579)
      Change in unrealized
        appreciation/depreciation on
        investments during the period         65,261         (37,467)       (89,295)       (137,868)
                                           ---------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                 75,821          44,625        184,987         (31,104)
                                           ---------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations               $  55,107       $  38,733      $ 182,229       $  25,649
                                           =========================================================



                                                           Security       Security        Security
                                          PIMCO High       Capital       Diversified       Income        Security
                                             Yield       Preservation      Income       Opportunity       Global
                                          Subaccount      Subaccount     Subaccount      Subaccount     Subaccount
                                          ------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                 $ 130,138       $ 266,412      $  82,332        $  19,067      $      --
   Expenses
      Mortality and expense risk fee        (19,322)        (74,966)       (20,884)          (4,236)       (29,010)
                                          ------------------------------------------------------------------------
Net investment income (loss)                110,816         191,446         61,448           14,831        (29,010)

Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions               716          12,360             --               --             --
      Realized capital gain (loss) on
        sales of fund shares                 (2,730)        (21,009)       (17,632)              53         57,579
      Change in unrealized
        appreciation/depreciation on
        investments during the period       (44,380)       (105,603)       (37,431)             707        349,842
                                          ------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments               (46,394)       (114,252)       (55,063)             760        407,421
                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations              $  64,422       $  77,194      $   6,385        $  15,591      $ 378,411
                                          ========================================================================

See accompanying notes

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2005

                                                           Security        Security        Security
                                           Security       Large Cap         Mid Cap       Small Cap
                                            Equity          Growth           Value          Growth
                                          Subaccount      Subaccount      Subaccount      Subaccount
                                         ------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                $     1,290     $        --     $        --     $        --
   Expenses
      Mortality and expense risk fee          (2,384)         (2,653)       (141,785)         (4,520)
                                         ------------------------------------------------------------
Net investment income (loss)                  (1,094)         (2,653)       (141,785)         (4,520)

Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions              6,650              --         977,887              --
      Realized capital gain (loss) on
        sales of fund shares                   3,183           3,187         277,570          12,199
      Change in unrealized
        appreciation/depreciation on
        investments during the period         (2,393)          1,844       1,072,443          18,195
                                         ------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                  7,440           5,031       2,327,900          30,394
                                         ------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations             $     6,346     $     2,378     $ 2,186,115     $    25,874
                                         ============================================================

                                           Security        Security       Security       Van Kampen
                                            Social         Large Cap       Mid Cap       Equity and      Van Kampen
                                           Awareness        Value          Growth          Income         Comstock
                                          Subaccount      Subaccount     Subaccount      Subaccount      Subaccount
                                         ---------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                $        --     $     3,566     $        --     $    76,498     $   142,407
   Expenses
      Mortality and expense risk fee          (3,883)         (4,022)        (14,413)        (35,903)        (77,711)
                                         ---------------------------------------------------------------------------
Net investment income (loss)                  (3,883)           (456)        (14,413)         40,595          64,696

Net realized and unrealized capital
   gain (loss) on investments:
      Capital gains distributions                 --              --         122,284         214,549         563,356
      Realized capital gain (loss) on
        sales of fund shares                   1,454           6,357          23,381          12,193          28,196
      Change in unrealized
        appreciation/depreciation on
        investments during the period         24,292          25,693         (39,774)        (21,825)       (343,024)
                                         ---------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                 25,746          32,050         105,891         204,917         248,528
                                         ---------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations             $    21,863     $    31,594     $    91,478     $   245,512     $   313,224
                                         ===========================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)

                          Year Ended December 31, 2005

                                                         Wells Fargo                Wells Fargo
                                             Van Kampen   Advantage    Wells Fargo   Advantage     Wells Fargo
                                             Aggressive   Growth and    Advantage    Small Cap      Advantage
                                               Growth       Income       Growth        Value       Opportunity
                                             Subaccount   Subaccount   Subaccount    Subaccount    Subaccount
                                           -------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                   $      --     $     720     $      --     $      --     $      --
   Expenses
      Mortality and expense risk fee           (2,613)       (1,468)       (2,506)      (42,525)       (4,203)
                                            -----------------------------------------------------------------
Net investment income (loss)                   (2,613)         (748)       (2,506)      (42,525)       (4,203)

Net realized and unrealized capital gain
   (loss) on investments:
      Capital gains distributions                  --            --            --       541,580        39,305
      Realized capital gain (loss) on
        sales of fund shares                    7,854           922         5,574        48,991        15,044
      Change in unrealized
        appreciation/depreciation on
        investments during the period          19,279        (3,436)       21,512        36,729       (26,418)
                                            -----------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                       27,133        (2,514)       27,086       627,300        27,931
                                            -----------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                $  24,520     $  (3,262)    $  24,580     $ 584,775     $  23,728
                                            =================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                       Statements of Changes in Net Assets

                     Years Ended December 31, 2005 and 2004



                                                                                        AIM Mid
                                                          AIM Basic                    Cap Core                   AIM Small
                                                            Value                       Equity                   Cap Growth
                                                          Subaccount                  Subaccount                 Subaccount
                                                    2005          2004           2005           2004          2005          2004
                                               -------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $   (37,526)   $   (31,151    $    (7,835)   $    (5,451)  $   (19,828)  $   (14,272)
      Capital gains distributions                       --             --         61,825         40,262       159,230            --
      Realized capital gain (loss) on sales
        of fund shares                             142,095         45,210          8,629          7,007        45,131         5,059
      Change in unrealized appreciation/
        depreciation on investments during
        the period                                  47,081        277,241        (14,353)        20,559       (44,705)      124,064
                                               -------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                              151,650        291,300         48,266         62,377       139,828       114,851

   From contractholder transactions:
      Variable annuity deposits                    917,013      1,002,627        222,689        204,372       339,244       822,217
      Contractholder maintenance charges           (12,515)        (8,592)        (3,059)        (2,157)       (9,359)       (4,569)
      Terminations and withdrawals                (140,028)       (54,012)       (36,623)       (22,792)      (69,217)       (9,558)
      Transfers between subaccounts, net          (759,152)      (332,028)       (17,968)         6,386      (135,893)      (70,264)
                                               -------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions               5,318        607,995        165,039        185,809       124,775       737,826
                                               -------------------------------------------------------------------------------------
Net increase (decrease) in net assets              156,968        899,295        213,305        248,186       264,603       852,677
Net assets at beginning of period                3,338,222      2,438,927        639,719        391,533     1,872,511     1,019,834
                                               -------------------------------------------------------------------------------------
Net assets at end of period                    $ 3,495,190    $ 3,338,222    $   853,024    $   639,719   $ 2,137,114   $ 1,872,511
                                               =====================================================================================

                                                         AIM Blue                     AIM                         AIM
                                                           Chip                     Dynamics                   Technology
                                                        Subaccount                 Subaccount                  Subaccount
                                                    2005         2004           2005          2004          2005           2004
                                               ------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $    (7,790)  $    (5,360)  $      (666)   $      (522)  $    (1,909)   $    (1,898)
      Capital gains distributions                       --            --            --             --            --             --
      Realized capital gain (loss) on sales
        of fund shares                               7,033         2,116         2,277          1,851           445          9,335
      Change in unrealized appreciation/
        depreciation on investments during
        the period                                  16,883        23,145         3,477          4,174        (2,852)        (4,151)
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                               16,126        19,901         5,088          5,503        (4,316)         3,286

   From contractholder transactions:
      Variable annuity deposits                    214,513       271,160        21,946         19,048        44,808         59,889
      Contractholder maintenance charges            (2,828)       (1,503)         (502)          (127)         (662)          (941)
      Terminations and withdrawals                 (22,370)       (4,905)      (14,420)          (279)      (10,849)        (9,099)
      Transfers between subaccounts, net           (76,369)       (7,366)        3,639        (11,527)      (76,269)       (54,392)
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions             112,946       257,386        10,663          7,115       (42,972)        (4,543)
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in net assets              129,072       277,287        15,751         12,618       (47,288)        (1,257)
Net assets at beginning of period                  607,160       329,873        47,989         35,371       211,689        212,946
                                               ------------------------------------------------------------------------------------
Net assets at end of period                    $   736,232   $   607,160   $    63,740    $    47,989   $   164,401    $   211,689
                                               ====================================================================================


See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2005 and 2004

                                                                                                                  American
                                                        American                    American                      Century
                                                        Century                      Century                       Equity
                                                        Heritage                     Select                        Income
                                                       Subaccount                  Subaccount                    Subaccount
                                                   2005           2004           2005          2004           2005          2004
                                               -------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $   (1,575)    $    (780)    $  (10,040)    $  (13,673)    $   40,329     $   18,907
      Capital gains distributions                   2,698            --             --             --        202,811        105,869
      Realized capital gain (loss) on sales
        of fund shares                              2,594            85         23,997          3,335         29,258         20,797
      Change in unrealized appreciation/
        depreciation on investments during
        the period                                 26,611         7,274         (7,900)       121,145       (199,534)        40,860
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                              30,328         6,579          6,057        110,807         72,864        186,433

   From contractholder transactions:
      Variable annuity deposits                    28,642        52,088        525,308        797,640      2,224,442        638,934
      Contractholder maintenance charges             (969)         (353)       (10,159)        (5,106)       (20,674)        (7,856)
      Terminations and withdrawals                 (4,314)         (123)       (67,856)       (17,593)      (194,593)       (61,472)
      Transfers between subaccounts, net          297,450        26,482       (111,992)       106,227        718,284        419,642
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions            320,809        78,094        335,301        881,168      2,727,459        989,248
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in net assets             351,137        84,673        341,358        991,975      2,800,323      1,175,681
Net assets at beginning of period                 118,556        33,883      1,952,703        960,728      2,291,579      1,115,898
                                               ------------------------------------------------------------------------------------
Net assets at end of period                    $  469,693     $ 118,556     $2,294,061     $1,952,703     $5,091,902     $2,291,579
                                               ====================================================================================

                                                        American
                                                        Century
                                                     International                                               Calamos
                                                         Growth                     Ariel Fund                     Growth
                                                       Subaccount                   Subaccount                  Subaccount
                                                   2005          2004           2005            2004           2005          2004
                                               -----------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $   15,502   $     (344)    $  (29,157)    $  (15,212)    $ (134,302)    $  (78,658)
      Capital gains distributions                      --           --        373,408         88,660        670,761         27,948
      Realized capital gain (loss) on sales
        of fund shares                             11,211        4,021         28,569         10,592        143,472        102,939
      Change in unrealized appreciation/
        depreciation on investments during
        the period                                186,002       65,235       (374,099)       261,105        584,093      1,369,401
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                             212,715       68,912         (1,279)       345,145      1,264,024      1,421,630

   From contractholder transactions:
      Variable annuity deposits                   634,049      187,688      2,946,188      1,803,448      5,575,492      4,785,010
      Contractholder maintenance charges           (6,786)      (1,530)       (21,495)        (7,699)       (58,498)       (35,706)
      Terminations and withdrawals                (55,524)      (1,442)       (97,150)       (50,785)      (272,090)      (192,523)
      Transfers between subaccounts, net          615,045       98,557       (352,458)       312,116       (415,125)      (428,849)
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions          1,186,784      283,273      2,475,085      2,057,080      4,829,779      4,127,932
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in net assets           1,399,499      352,185      2,473,806      2,402,225      6,093,803      5,549,562
Net assets at beginning of period                 696,735      344,550      3,211,669        809,444     10,944,375      5,394,813
                                               ------------------------------------------------------------------------------------
Net assets at end of period                    $2,096,234   $  696,735     $5,685,475     $3,211,669     $17,038,178    $10,944,375
                                               ====================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2005 and 2004

                                                                                                                    Dreyfus
                                                             Calamos                                                Premier
                                                           Growth and                   Dreyfus                    Strategic
                                                             Income                   Appreciation                   Value
                                                           Subaccount                  Subaccount                  Subaccount
                                                        2005           2004        2005          2004           2005          2004
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
    From operations:
      Net investment income (loss)                $    104,715     $   41,022   $   13,261    $   12,119     $   12,332    $ (5,980)
      Capital gains distributions                      277,930         36,724           --            --         99,872          --
      Realized capital gain (loss) on sales of
          fund shares                                   35,226         52,313       25,066         3,495         29,528      30,873
      Change in unrealized appreciation/
          depreciation on investments
          during the period                            333,364        413,250       44,526        73,594        (37,932)     77,292
                                                  ----------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
    From contractholder transactions:
      Variable annuity deposits                      3,966,432      4,000,168      725,884       980,276        780,765     399,260
      Contractholder maintenance charges               (39,876)       (19,206)     (10,845)       (5,441)        (6,757)     (4,037)
      Terminations and withdrawals                    (224,299)       (93,622)    (108,124)      (19,070)       (33,303)    (33,137)
      Transfers between subaccounts, net               (66,074)      (266,402)      47,482        66,579        (80,720)    129,138
                                                  ----------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       contractholder transactions                   3,636,183      3,620,938      654,397     1,022,344        659,985     491,224
                                                  ----------------------------------------------------------------------------------
Net increase (decrease) in net assets                4,387,418      4,164,247      737,250     1,111,552        763,785     593,409
Net assets at beginning of period                    7,423,495      3,259,248    2,226,195     1,114,643        947,546     354,137
                                                  ----------------------------------------------------------------------------------
Net assets at end of period                       $ 11,810,913     $7,423,495   $2,963,445    $2,226,195     $1,711,331    $947,546
                                                  ==================================================================================

                                                                                     Dreyfus                      Fidelity
                                                          Dreyfus                    General                      Advisor
                                                           Midcap                     Money                         Value
                                                           Value                      Market                     Strategies
                                                         Subaccount                 Subaccount                   Subaccount
                                                     2005           2004         2005             2004         2005         2004
                                                  ---------------------------------------------------------------------------------
Increase (decrease) in net assets:
    From operations:
      Net investment income (loss)                $  (18,555)    $  (14,792)  $     9,498     $   (2,865)  $  (16,747)  $  (11,888)
      Capital gains distributions                    178,116             --            --             --      336,791        6,489
      Realized capital gain (loss) on sales of
          fund shares                                 83,532         17,869            --             --       43,394       36,628
      Change in unrealized appreciation/
          depreciation on investments
          during the period                         (121,524)       206,756            --             --     (338,470)     146,018
                                                  ---------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       operations                                    121,569        209,833         9,498         (2,865)      24,968      177,247

    From contractholder transactions:
      Variable annuity deposits                      341,201        406,502     1,494,741        891,224      366,025      583,791
      Contractholder maintenance charges              (7,719)        (4,885)       (3,156)        (3,287)      (7,799)      (5,784)
      Terminations and withdrawals                  (121,359)       (44,914)     (186,137)       (78,826)     (88,602)     (39,935)
      Transfers between subaccounts, net            (116,854)         7,723    (1,174,785)      (446,247)    (288,366)      44,286
                                                  ---------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       contractholder transactions                    95,269        364,426       130,663        362,864      (18,742)     582,358
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in net assets                216,838        574,259       140,161        359,999        6,226      759,605
Net assets at beginning of period                  1,630,830      1,056,571       711,434        351,435    1,600,687      841,082
                                                  ---------------------------------------------------------------------------------
Net assets at end of period                       $1,847,668     $1,630,830   $   851,595     $  711,434   $1,606,913   $1,600,687
                                                  =================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2005 and 2004

                                                        Fidelity                                                  Fidelity
                                                         Advisor                     Fidelity                      Advisor
                                                        Dividend                      Advisor               International Capital
                                                         Growth                       Mid Cap                   Appreciation
                                                       Subaccount                   Subaccount                   Subaccount
                                                   2005           2004            2005         2004           2005           2004
                                               -------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $   (20,714)   $     2,756     $  (5,892)    $  (4,659)   $    (2,758)    $  (15,334)
      Capital gains distributions                       --             --        65,157        14,654        191,137             --
      Realized capital gain (loss) on sales
        of fund shares                              10,560         10,190        16,935         4,852         83,145         79,730
      Change in unrealized appreciation/
        depreciation on investments
        during the period                           65,261         69,023       (37,467)       50,514        (89,295)       119,673
                                               -------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                               55,107         81,969        38,733        65,361        182,229        184,069

   From contractholder transactions:
      Variable annuity deposits                    471,335      1,064,324        77,605       164,662           (289)       908,827
      Contractholder maintenance charges           (10,326)        (5,578)       (2,452)       (1,001)        (6,778)        (7,784)
      Terminations and withdrawals                 (61,854)       (36,759)      (49,181)       (7,704)       (32,870)       (55,711)
      Transfers between subaccounts, net           (83,168)      (106,843)       20,075        (6,255)      (425,274)      (280,986)
                                               -------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions             315,987        915,144        46,047       149,702       (465,211)       564,346
                                               -------------------------------------------------------------------------------------
Net increase (decrease) in net assets              371,094        997,113        84,780       215,063       (282,982)       748,415
Net assets at beginning of period                1,938,224        941,111       533,879       318,816      1,880,810      1,132,395
                                               -------------------------------------------------------------------------------------
Net assets at end of period                    $ 2,309,318    $ 1,938,224     $ 618,659     $ 533,879    $ 1,597,828     $1,880,810
                                               =====================================================================================

                                                         Lehman                                                 Security
                                                        Brothers                    PIMCO High                   Capital
                                                       Core Bond                      Yield                    Preservation
                                                       Subaccount                   Subaccount                 Subaccount
                                                    2005         2004            2005          2004         2005            2004
                                               ------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $    56,753   $     8,086     $   110,816   $    59,483   $   191,446   $   308,295
      Capital gains distributions                  114,343        19,662             716            --        12,360        73,863
      Realized capital gain (loss) on sales
        of fund shares                              (7,579)       (3,708)         (2,730)       21,321       (21,009)        5,375
      Change in unrealized appreciation/
        depreciation on investments
        during the period                         (137,868)       (4,449)        (44,380)       16,104      (105,603)      (61,004)
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                               25,649        19,591          64,422        96,908        77,194       326,529

   From contractholder transactions:
      Variable annuity deposits                  2,381,609       526,175       1,177,586       559,547     1,524,310     2,547,565
      Contractholder maintenance charges            (8,279)       (2,545)         (8,990)       (6,420)      (38,480)      (22,246)
      Terminations and withdrawals                 (84,678)      (20,349)        (42,248)      (55,382)     (542,494)     (183,188)
      Transfers between subaccounts, net           493,880       (67,575)         12,770       365,136       (39,621)   (1,330,669)
                                               ------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions           2,782,532       435,706       1,139,118       862,881       903,715     1,011,462
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in net assets            2,808,181       455,297       1,203,540       959,789       980,909     1,337,991
Net assets at beginning of period                  899,068       443,771       1,476,570       516,781     7,145,209     5,807,218
                                               ------------------------------------------------------------------------------------
Net assets at end of period                    $ 3,707,249   $   899,068     $ 2,680,110   $ 1,476,570   $ 8,126,118   $ 7,145,209
                                               ====================================================================================

See accompanying notes

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2005 and 2004

                                                           Security                   Security
                                                         Diversified                   Income                      Security
                                                            Income                   Opportunity                    Global
                                                          Subaccount                 Subaccount*                  Subaccount
                                                      2005        2004           2005          2004           2005          2004
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
    From operations:
      Net investment income (loss)                $   61,448   $   53,235     $   14,831     $  1,219     $  (29,010)    $  (16,851)
      Capital gains distributions                         --           --             --          459             --             --
      Realized capital gain (loss) on sales of
          fund shares                                (17,632)      (6,487)            53            2         57,579         34,009
      Change in unrealized appreciation/
          depreciation on investments
          during the period                          (37,431)     (15,542)           707           68        349,842        286,253
                                                  ----------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       operations                                      6,385       31,206         15,591        1,748        378,411        303,411

    From contractholder transactions:
      Variable annuity deposits                      528,435      700,106        406,725      101,074        976,556        692,798
      Contractholder maintenance charges              (8,864)      (6,183)        (2,075)        (208)       (12,622)        (4,929)
      Terminations and withdrawals                  (147,169)     (58,137)        (9,324)          --        (84,017)       (33,909)
      Transfers between subaccounts, net            (209,429)    (284,938)       366,577       79,135        311,599         46,032
                                                  ----------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       contractholder transactions                   162,973      350,848        761,903      180,001      1,191,516        699,992
                                                  ----------------------------------------------------------------------------------
Net increase (decrease) in net assets                169,358      382,054        777,494      181,749      1,569,927      1,003,403
Net assets at beginning of period                  1,697,262    1,315,208        181,749           --      2,341,578      1,338,175
                                                  ----------------------------------------------------------------------------------
Net assets at end of period                       $1,866,620   $1,697,262     $  959,243     $181,749     $3,911,505     $2,341,578
                                                  ==================================================================================

                                                                                    Security                     Security
                                                         Security                  Large Cap                     Mid Cap
                                                          Equity                    Growth                        Value
                                                        Subaccount                Subaccount                    Subaccount
                                                     2005          2004         2005         2004           2005             2004
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
    From operations:
      Net investment income (loss)                $ (1,094)    $  (2,206)    $ (2,653)    $  (1,729)    $  (141,785)    $   (77,421)
      Capital gains distributions                    6,650        14,938           --            --         977,887         765,637
      Realized capital gain (loss) on sales of
          fund shares                                3,183         1,661        3,187           332         277,570         137,652
      Change in unrealized appreciation/
          depreciation on investments
          during the period                         (2,393)         (631)       1,844         6,911       1,072,443       1,196,129
                                                  ----------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       operations                                    6,346        13,762        2,378         5,514       2,186,115       2,021,997

    From contractholder transactions:
      Variable annuity deposits                     24,157        34,321       63,263       106,977       5,468,259       4,400,629
      Contractholder maintenance charges            (1,184)         (849)      (1,269)         (765)        (69,608)        (38,140)
      Terminations and withdrawals                 (10,756)       (4,327)      (2,385)       (1,558)       (416,426)       (171,657)
      Transfers between subaccounts, net           (26,870)      (10,596)      (7,409)       10,125      (1,029,483)        735,623
                                                  ----------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       contractholder transactions                 (14,653)       18,549       52,200       114,779       3,952,742       4,926,455
                                                  ----------------------------------------------------------------------------------
Net increase (decrease) in net assets               (8,307)       32,311       54,578       120,293       6,138,857       6,948,452
Net assets at beginning of period                  230,693       198,382      226,738       106,445      11,912,424       4,963,972
                                                  ----------------------------------------------------------------------------------
Net assets at end of period                       $222,386     $ 230,693     $281,316     $ 226,738     $18,051,281     $11,912,424
                                                  =================================================================================


*For the period from April 1, 2004 (inception date) to December 31, 2004.

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2005 and 2004

                                                        Security                       Security                     Security
                                                       Small Cap                        Social                      Large Cap
                                                         Growth                        Awareness                      Value
                                                       Subaccount                     Subaccount                   Subaccount
                                                   2005            2004            2005          2004         2005           2004
                                               -------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $    (4,520)    $    (3,254)    $   (3,883)    $  (2,520)   $     (456)    $  (3,157)
      Capital gains distributions                       --              --             --            --            --            --
      Realized capital gain (loss) on sales
        of fund shares                              12,199          24,533          1,454         2,703         6,357         6,614
      Change in unrealized appreciation/
        depreciation on investments
        during the period                           18,195          32,481         24,292         8,323        25,693        21,092
                                               -------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                               25,874          53,760         21,863         8,506        31,594        24,549

   From contractholder transactions:
      Variable annuity deposits                    122,609         198,541        185,343       100,766        45,625        92,414
      Contractholder maintenance charges            (1,920)         (1,160)        (1,806)       (1,904)       (3,052)       (3,259)
      Terminations and withdrawals                 (16,480)         (1,396)        (7,214)      (13,229)      (15,925)      (23,402)
      Transfers between subaccounts, net           (33,085)       (114,153)        (8,983)       (1,512)      232,323        25,381
                                               -------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions              71,124          81,832        167,340        84,121       258,971        91,134
                                               -------------------------------------------------------------------------------------
Net increase (decrease) in net assets               96,998         135,592        189,203        92,627       290,565       115,683
Net assets at beginning of period                  394,071         258,479        273,136       180,509       356,151       240,468
                                               -------------------------------------------------------------------------------------
Net assets at end of period                    $   491,069     $   394,071     $  462,339     $ 273,136    $  646,716     $ 356,151
                                               =====================================================================================

                                                       Security                      Van Kampen
                                                        Mid Cap                      Equity and                Van Kampen
                                                        Growth                         Income                   Comstock
                                                      Subaccount                     Subaccount                Subaccount
                                                   2005           2004            2005         2004          2005         2004
                                               ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)             $   (14,413)  $    (9,869)    $    40,595   $    22,511   $    64,696  $    15,593
      Capital gains distributions                  122,284        73,014         214,549         3,399       563,356           --
      Realized capital gain (loss) on sales
        of fund shares                              23,381        57,330          12,193        19,337        28,196       13,613
      Change in unrealized appreciation/
        depreciation on investments
        during the period                          (39,774)       (6,721)        (21,825)      147,685      (343,024)     698,281
                                               ----------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                               91,478       113,754         245,512       192,932       313,224      727,487

   From contractholder transactions:
      Variable annuity deposits                    346,144       525,222       1,281,967       916,012     2,728,782    2,912,826
      Contractholder maintenance charges            (5,897)       (3,523)        (13,717)       (6,364)      (35,383)     (17,324)
      Terminations and withdrawals                 (30,504)      (15,399)        (96,644)      (82,241)     (189,249)     (79,155)
      Transfers between subaccounts, net           (74,681)     (125,547)      2,057,832       134,595       125,895      202,636
                                               ----------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from contractholder transactions             235,062       380,753       3,229,438       962,002     2,630,045    3,018,983
                                               ----------------------------------------------------------------------------------
Net increase (decrease) in net assets              326,540       494,507       3,474,950     1,154,934     2,943,269    3,746,470
Net assets at beginning of period                1,314,350       819,843       2,282,400     1,127,466     6,402,289    2,655,819
                                               ----------------------------------------------------------------------------------
Net assets at end of period                    $ 1,640,890   $ 1,314,350     $ 5,757,350   $ 2,282,400   $ 9,345,558  $ 6,402,289
                                               ==================================================================================

See accompanying notes

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)

                     Years Ended December 31, 2005 and 2004

                                                                                          Wells Fargo
                                                              Van Kampen                   Advantage               Wells Fargo
                                                              Aggressive                  Growth and                Advantage
                                                                Growth                      Income                    Growth
                                                              Subaccount                  Subaccount                Subaccount
                                                          2005          2004          2005         2004         2005         2004
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
    From operations:
      Net investment income (loss)                     $  (2,613)    $  (1,897)    $    (748)    $    (763)  $   (2,506)  $  (2,083)
      Capital gains distributions                             --            --            --            --           --          --
      Realized capital gain (loss) on sales of fund
          shares                                           7,854         2,908           922         3,024        5,574       1,248
      Change in unrealized appreciation/
          depreciation on investments
          during the period                               19,279        24,365        (3,436)        6,416       21,512      25,528
                                                       -----------------------------------------------------------------------------
    Net increase (decrease) in net assets
       from operations                                    24,520        25,376        (3,262)        8,677       24,580      24,693

    From contractholder transactions:
      Variable annuity deposits                           42,225        70,236        26,753        39,591       50,025      45,854
      Contractholder maintenance charges                  (1,565)       (1,160)         (855)         (963)        (704)       (457)
      Terminations and withdrawals                        (9,430)       (7,891)       (3,164)       (9,203)      (4,416)     (1,758)
      Transfers between subaccounts, net                 (19,685)        9,271        (3,374)      (10,016)      55,902     (29,393)
                                                       -----------------------------------------------------------------------------
    Net increase (decrease) in net assets from
       contractholder transactions                        11,545        70,456        19,360        19,409      100,807      14,246
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in net assets                     36,065        95,832        16,098        28,086      125,387      38,939
Net assets at beginning of period                        236,425       140,593       128,875       100,789      228,609     189,670
                                                       -----------------------------------------------------------------------------
Net assets at end of period                            $ 272,490     $ 236,425     $ 144,973     $ 128,875   $  353,996   $ 228,609
                                                       =============================================================================

                                                                Wells Fargo
                                                                  Advantage                    Wells Fargo
                                                                  Small Cap                    Advantage
                                                                    Value                      Opportunity
                                                                 Subaccount                    Subaccount
                                                            2005           2004           2005          2004
                                                       ------------------------------------------------------------
Increase (decrease) in net assets:
    From operations:
      Net investment income (loss)                     $   (42,525)    $   (25,445)    $    (4,203)    $    (3,176)
      Capital gains distributions                          541,580         356,701          39,305              --
      Realized capital gain (loss) on sales of fund
          shares                                            48,991          68,588          15,044          12,322
      Change in unrealized appreciation/
          depreciation on investments
          during the period                                 36,729         107,874         (26,418)         37,554
                                                       ------------------------------------------------------------
    Net increase (decrease) in net assets
       from operations                                     584,775         507,718          23,728          46,700

    From contractholder transactions:
      Variable annuity deposits                          1,078,450       1,053,772          72,845         123,391
      Contractholder maintenance charges                   (18,619)         (7,828)         (1,676)           (740)
      Terminations and withdrawals                        (177,864)        (46,759)        (34,854)         (6,690)
      Transfers between subaccounts, net                   179,939         135,866         (33,301)        (44,095)
                                                       ------------------------------------------------------------
    Net increase (decrease) in net assets from
       contractholder transactions                       1,061,906       1,135,051           3,014          71,866
                                                       ------------------------------------------------------------
Net increase (decrease) in net assets                    1,646,681       1,642,769          26,742         118,566
Net assets at beginning of period                        3,608,561       1,965,792         357,555         238,989
                                                       ------------------------------------------------------------
Net assets at end of period                            $ 5,255,242     $ 3,608,561     $   384,297     $   357,555
                                                       ============================================================


See accompanying notes.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                         Notes to Financial Statements

                               December 31, 2005

1. Organization and Significant Accounting Policies

Organization

Variable Annuity Account XIV - Valuebuilder Variable Annuity of Security Benefit Life Insurance Company (VVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for VVASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for VVASBL are invested in AIM Growth Series, AIM Equity Funds, AIM Stock Funds, AIM Sector Funds, American Century
Investments, Inc., Ariel Mutual Funds, Calamos Investment Trust, Dreyfus Appreciation Fund, Inc., Dreyfus Growth and Value Funds, Inc., Fidelity Advisor Series, Neuberger Berman Income Funds, Pacific Investment Management Company Funds, Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, Van Kampen Aggressive Growth Fund, Wells Fargo Advantage Growth and Income Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Small Cap Value Fund, and Wells Fargo Advantage Opportunity Fund. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

                Subaccount                                                   Mutual Fund
----------------------------------------------------------------------------------------------------------------
                                              AIM Growth Series:
AIM Basic Value                                 AIM Basic Value Fund (Class A)
AIM Mid Cap Core Equity                         AIM Mid Cap Core Equity Fund (Class A)
AIM Small Cap Growth                            AIM Small Cap Growth Fund (Class A)
                                              AIM Equity Funds:
AIM Blue Chip                                   AIM Blue Chip Fund (Class A)
                                              AIM Stock Funds:
AIM Dynamics*                                   AIM Dynamics Fund (Class A)
                                              AIM Sector Funds:
AIM Technology*                                 AIM Technology Fund (Class A)
                                              American Century Investments, Inc.:
American Century Heritage                       American Century Investments Heritage Fund (Advisor Class)
American Century Select                         American Century Investments Select Fund (Advisor Class)
American Century Equity Income                  American Century Investments Equity Income Fund (Advisor Class)
American Century International Growth           American Century Investments International Growth Fund
                                                 (Advisor Class)

* Prior to October 24, 2005 these were INVESCO Dynamics and INVESCO Technology, respectively.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                   Subaccount                                                           Mutual Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                          Ariel Mutual Funds:
Ariel Fund                                                  Ariel Fund
                                                          Calamos Investment Trust:
Calamos Growth                                              Calamos Growth Fund (Class A)
Calamos Growth and Income                                   Calamos Growth and Income Fund (Class A)
                                                          Dreyfus Appreciation Fund, Inc.:
Dreyfus Appreciation                                        Dreyfus Appreciation Fund (Class A)
                                                          Dreyfus Growth and Value Funds, Inc.:
Dreyfus Premier Strategic Value                             Dreyfus Premier Strategic Value Fund (Class A)
Dreyfus Midcap Value                                        Dreyfus Midcap Value Fund
Dreyfus General Money Market                                Dreyfus General Money Market Fund (Class B)
                                                          Fidelity Advisor Series:
Fidelity Advisor Value Strategies                           Fidelity Advisor Value Strategies Fund (Class T)
Fidelity Advisor Dividend Growth                            Fidelity Advisor Dividend Growth Fund (Class T)
Fidelity Advisor Mid Cap                                    Fidelity Advisor Mid Cap  Fund (Class T)
Fidelity Advisor International Capital                      Fidelity Advisor International Capital Appreciation Fund (Class T)
  Appreciation(1)
                                                          Neuberger Berman Income Funds:
Lehman Brothers Core Bond**                                 Lehman Brothers Core Bond Fund (Investor Class)
                                                          Pacific Investment Management Company Funds:
PIMCO High Yield                                            PIMCO High Yield Fund (Class A)
                                                          Security Income Fund:
Security Capital Preservation                               Security Capital Preservation Fund (Class A)
Security Diversified Income                                 Security Diversified Income Fund (Class A)
Security Income Opportunity                                 Security Income Opportunity Fund (Class A)
                                                          Security Equity Fund:
Security Global                                             Security Global Series (Class A)
Security Equity                                             Security Equity Series (Class A)
Security Large Cap Growth                                   Security Large Cap Growth Series (Class A)
Security Mid Cap Value                                      Security Mid Cap Value Series (Class A)
Security Small Cap Growth                                   Security Small Cap Growth Series (Class A)
Security Social Awareness                                   Security Social Awareness Series (Class A)
Security Large Cap Value                                    Security Large Cap Value Fund (Class A)
Security Mid Cap Growth                                     Security Mid Cap Growth Fund (Class A)
Van Kampen Equity and Income                              Van Kampen Equity and Income Fund (Class A)
Van Kampen Comstock                                       Van Kampen Comstock Fund (Class A)
Van Kampen Aggressive Growth                              Van Kampen Aggressive Growth Fund (Class A)

**Prior to June 10, 2005, this was Ariel Premier Bond Fund.

(1) No longer available for investment as of December 31, 2004.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                   Subaccount                                                    Mutual Fund
-----------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth and Income***                Wells Fargo Advantage Growth and Income Fund (Advisor Class)
Wells Fargo Advantage Growth***                           Wells Fargo Advantage Growth Fund (Advisor Class)
Wells Fargo Advantage Small Cap Value***                  Wells Fargo Advantage Small Cap Value Fund (Class A)
Wells Fargo Advantage Opportunity***                      Wells Fargo Advantage Opportunity Fund (Advisor Class)

***Prior to April 8, 2005, this was Strong Growth and Income, Strong Growth 20, Strong Advisor Small Cap Value, and Strong Opportunity, respectively.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

AIM Advisors Inc. serves as investment advisor of AIM Basic Value Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, AIM Blue Chip Fund, AIM Dynamics Fund, and AIM Technology Fund. American Century Investment Management, Inc. serves as investment advisor of American Century Investments Heritage Fund, American Century Investments Select Fund, American Century Investments Equity Income Fund and American Century Investments International Growth Fund. Ariel Capital Management serves as investment advisor of Ariel Fund. Calamos Advisors, LLC serves as investment advisor of Calamos Growth Fund and Calamos Growth and Income Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus
Appreciation Fund, Inc., Dreyfus Premier Strategic Value Fund, Dreyfus Midcap Value Fund, and Dreyfus General Money Market Fund. Fidelity Management & Research Company serves as investment advisor of Fidelity Advisor Value Strategies Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Mid Cap Fund, and Fidelity Advisor International Capital Appreciation Fund. Neuberger Berman Management Inc. serves as an investment advisor of Lehman Brothers Core Bond Fund. Neuberger Berman Management Inc. has engaged Lehman Brothers Asset Management, LLC to provide subadvisory services to Lehman Brothers Core Bond Fund. Pacific Investment Management Company, LLC serves as investment advisor of PIMCO High Yield Fund. Security Management Company, LLC (SMC) serves as investment advisor of Security Capital Preservation Fund, Security Diversified Income Fund, Security Equity Series, Security Large Cap Growth Series, Security Mid Cap Value Series, Security Social Awareness Series, Security Large Cap Value Fund, and Security Mid Cap Growth Fund. SMC is a limited liability company controlled by its members, SBL and Security Benefit Corporation. SBL is a wholly-owned subsidiary of Security Benefit Corporation. SMC

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

has engaged Four Corners Capital Management, LLC to provide subadisory services to Security Income Opportunity Fund, OppenheimerFunds, Inc. to provide subadvisory services to Security Global Series, and RS Investments to provide subadvisory services to Security Small Cap Growth Series. Van Kampen Asset Management, Inc. serves as investment advisor of Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund. Matrix Asset Advisors, Inc. serves as investment advisor of Wells Fargo Advantage Growth and Income Fund. Wells Capital Management Incorporated serves as investment advisor of Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Small Cap Value Fund, and Wells Fargo Advantage Opportunity Fund.

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the period ended December 31, 2005, were as follows:

                                                      Cost of          Proceeds
                  Subaccount                         Purchases        from Sales
--------------------------------------------------------------------------------

AIM Basic Value                                      $  796,318       $  828,526
AIM Mid Cap Core Equity                                 292,425           73,396
AIM Small Cap Growth                                    536,127          271,950
AIM Blue Chip                                           225,080          119,924
AIM Dynamics                                             80,160           70,163
AIM Technology                                          199,722          244,603
American Century Heritage                               347,114           25,182
American Century Select                                 555,075          229,814
American Century Equity Income                        3,906,916          936,317
American Century International Growth                 1,316,031          113,745
Ariel Fund                                            3,424,719          605,383
Calamos Growth                                        6,259,085          892,827
Calamos Growth and Income                             4,376,468          357,640

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                                                          Cost of      Proceeds
                      Subaccount                         Purchases    from Sales
--------------------------------------------------------------------------------

Dreyfus Appreciation                                    $  976,332    $  308,674
Dreyfus Premier Strategic Value                          1,021,727       249,538
Dreyfus Midcap Value                                       619,779       364,949
Dreyfus General Money Market                             2,112,267     1,972,106
Fidelity Advisor Value Strategies                          726,488       425,186
Fidelity Advisor Dividend Growth                           464,502       169,229
Fidelity Advisor Mid Cap                                   203,829        98,517
Fidelity Advisor International Capital Appreciation        210,698       487,530
Lehman Brothers Core Bond                                3,555,418       601,790
PIMCO High Yield                                         1,945,758       695,108
Security Capital Preservation                            2,750,481     1,642,960
Security Diversified Income                                838,051       613,630
Security Income Opportunity                                797,259        20,525
Security Global                                          1,452,404       289,898
Security Equity                                             45,304        54,401
Security Large Cap Growth                                  121,988        72,441
Security Mid Cap Value                                   6,357,133     1,568,289
Security Small Cap Growth                                  142,262        75,658
Security Social Awareness                                  183,098        19,641
Security Large Cap Value                                   309,688        51,173
Security Mid Cap Growth                                    789,064       446,131
Van Kampen Equity and Income                             3,621,075       136,493
Van Kampen Comstock                                      3,506,723       248,626
Van Kampen Aggressive Growth                                47,567        38,635
Wells Fargo Advantage Growth and Income                     27,245         8,633
Wells Fargo Advantage Growth                               141,944        43,643
Wells Fargo Advantage Small Cap Value                    1,889,403       328,442
Wells Fargo Advantage Opportunity                          112,808        74,692

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Annuity Reserves

As of December 31, 2005, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value. Additionally SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% to 0.95% of the average daily net asset value to accounts with $25,000 or more and 0.90% to 1.10% of the average daily net asset value to accounts with less than $25,000. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3. Summary of Unit Transactions

The changes in units outstanding for the period ended December 31, 2005 and 2004 were as follows:

                                                                 2005                                      2004
                                                -----------------------------------------------------------------------------------
                                                                                 Net                                        Net
                                                  Units         Units         Increase      Units         Units          Increase
                 Subaccount                      Issued       Redeemed       (Decrease)     Issued       Redeemed       (Decrease)
-----------------------------------------------------------------------------------------------------------------------------------
AIM Basic Value                                  128,531      (117,914)         10,617      145,203      (67,055)          78,148
AIM Mid Cap Core Equity                           27,011        (9,942)         17,069       28,597       (9,074)          19,523
AIM Small Cap Growth                              66,419       (46,447)         19,972      116,523      (22,849)          93,674
AIM Blue Chip                                     41,448       (22,598)         18,850       47,418       (8,970)          38,448
AIM Dynamics                                      11,253        (9,567)          1,686        3,741       (2,348)           1,393
AIM Technology                                    47,023       (56,152)         (9,129)      33,140      (33,160)             (20)
American Century Heritage                         38,392        (3,685)         34,707       10,751         (449)          10,302
American Century Select                           99,691       (46,526)         53,165      140,722      (18,058)         122,664
American Century Equity Income                   381,480      (144,772)        236,708      125,270      (36,242)          89,028
American Century International
   Growth                                        178,194       (31,283)        146,911       47,083       (9,443)          37,640
Ariel Fund                                       322,743      (104,993)        217,750      214,544      (27,709)         186,835
Calamos Growth                                   703,601      (237,445)        466,156      566,115     (151,753)         414,362
Calamos Growth and Income                        454,451      (114,609)        339,842      456,268     (112,821)         343,447

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

                                                        2005                                  2004
                                          ------------------------------------------------------------------------
                                                                      Net                                  Net
                                            Units       Units      Increase      Units        Units      Increase
               Subaccount                  Issued     Redeemed    (Decrease)     Issued     Redeemed    (Decrease)
-------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                       151,712     (65,546)      86,166      150,320     (21,288)     129,032
Dreyfus Premier Strategic Value            106,824     (43,010)      63,814       74,886     (24,293)      50,593
Dreyfus Midcap Value                        60,395     (46,288)      14,107       58,482     (16,793)      41,689
Dreyfus General Money Market               320,167    (303,084)      17,083      188,789    (147,431)      41,358
Fidelity Advisor Value Strategies           51,419     (48,852)       2,567       91,578     (34,888)      56,690
Fidelity Advisor Dividend Growth            80,116     (34,180)      45,936      159,169     (43,394)     115,775
Fidelity Advisor Mid Cap                    17,127     (11,628)       5,499       22,022      (5,826)      16,196
Fidelity Advisor International Capital
   Appreciation                              6,965     (44,600)     (37,635)     146,274     (84,393)      61,881
Lehman Brothers Core Bond                  382,775    (107,001)     275,774       66,863     (23,340)      43,523
PIMCO High Yield                           198,648     (97,739)     100,909      173,218     (95,043)      78,175
Security Capital Preservation              335,378    (226,375)     109,003      355,386    (238,963)     116,423
Security Diversified Income                 99,044     (78,595)      20,449       96,843     (59,916)      36,927
Security Income Opportunity*                82,839      (6,296)      76,543       19,156      (1,106)      18,050
Security Global                            175,929     (51,870)     124,059      119,175     (38,037)      81,138
Security Equity                              8,516      (9,571)      (1,055)       6,281      (3,104)       3,177
Security Large Cap Growth                   18,947     (10,881)       8,066       18,043      (1,331)      16,712
Security Mid Cap Value                     538,561    (240,281)     298,280      543,859    (136,918)     406,941
Security Small Cap Growth                   19,211     (10,975)       8,236       30,175     (20,019)      10,156
Security Social Awareness                   26,829      (3,237)      23,592       16,157      (4,566)      11,591
Security Large Cap Value                    37,313      (8,196)      29,117       20,687      (9,395)      11,292
Security Mid Cap Growth                     90,567     (62,542)      28,025       91,069     (46,365)      44,704
Van Kampen Equity and Income               358,112     (53,797)     304,315      142,003     (42,023)      99,980
Van Kampen Comstock                        387,288     (92,828)     294,460      409,241     (65,627)     343,614
Van Kampen Aggressive Growth                 8,321      (5,739)       2,582       14,499      (3,359)      11,140
Wells Fargo Advantage Growth and
    Income                                   5,226      (2,226)       3,000        6,867      (4,001)       2,866
Wells Fargo Advantage Growth                25,361     (10,145)      15,216        9,609      (6,397)       3,212
Wells Fargo Advantage Small Cap
    Value                                  131,579     (51,600)      79,979      131,888     (38,443)      93,445
Wells Fargo Advantage Opportunity           12,047     (10,457)       1,590       17,696      (8,588)       9,108

  *For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2. A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2005, follows:

               Subaccount                           2005                 2004                 2003          2002            2001
--------------------------------------------------------------------------------------------------------------------------------
AIM Basic Value
Units                                            364,737              354,120              275,973       171,063          32,599
Unit value                               $ 9.56 - $13.59      $ 9.42 - $13.41      $ 8.83 - $12.60   $      6.87       $    9.29
Net assets                               $     3,495,190      $     3,338,222      $     2,438,927   $ 1,175,402       $ 303,157
Ratio of expenses to net assets*           0.90% - 1.10%        0.90% - 1.10%           0.90%-1.10         0.90%           0.90%
Investment income ratio**                            --%                  --%                  --%           --%            .01%
Total return***                            1.52% - 1.31%        6.68% - 6.43%        28.53%-28.31%      (26.05)%         (8.20)%

AIM Mid Cap Core Equity
Units                                             76,227               59,158               39,635        27,915           5,147
Unit value                               $11.16 - $13.54      $10.80 - $13.13      $ 9.87 - $12.02   $      8.07       $    9.44
Net assets                               $       853,024      $       639,719      $       391,533   $   225,602       $  48,633
Ratio of expenses to net assets*           0.90% - 1.10%        0.90% - 1.10%        0.90% - 1.10%         0.90%           0.90%
Investment income ratio**                            --%                  --%                  --%           --%           0.13%
Total return***                            3.32% - 3.11%        9.42% - 9.23%        22.30%-21.91%      (14.51)%         (6.16)%

AIM Small Cap Growth
Units                                            232,895              212,923              119,249        63,534           9,248
Unit value                               $ 9.15 - $13.76      $ 8.79 - $13.24      $  8.55 - 12.91   $      6.39       $    9.23
Net assets                               $     2,137,114      $     1,872,511      $     1,019,834   $   406,060       $  85,427
Ratio of expenses to net assets*           0.90% - 1.10%        0.90% - 1.10%        0.90% - 1.10%         0.90%           0.90%
Investment income ratio**                             -%                  --%                  --%           --%             --%
Total return***                            4.18% - 3.97%        2.81% - 2.56%        33.80%-33.51%      (30.77)%         (6.39)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

             Subaccount                                 2005                 2004                 2003            2002         2001
------------------------------------------------------------------------------------------------------------------------------------
AIM Blue Chip
Units                                                103,374               84,524               46,076          33,460        9,003
Unit value                                $      7.12-$11.27      $ 7.18 - $11.38      $ 7.16 - $11.37       $    5.94    $    8.40
Net assets                                $          736,232      $       607,160      $       329,873       $ 198,731    $  75,666
Ratio of expenses to net assets*               0.90% - 1.10%        0.90% - 1.10%         0.90% -1.10%           0.90%        0.90%
Investment income ratio**                              0.03%                  --%                  --%             --%          --%
Total return***                            (0.83)% - (1.03)%        0.28% - 0.09%        20.54%-20.19%        (29.29)%     (11.58)%

AIM Dynamics
Units                                                  8,367                6,681                5,288           3,373          166
Unit value                                $      7.62-$14.38      $          7.18     $          6.69        $    5.04    $    7.84
Net assets                                $           63,740      $        47,989     $        35,371        $  17,000    $   1,300
Ratio of expenses to net assets*               0.90% - 1.10%                0.90%                0.90%           0.90%        0.90%
Investment income ratio**                                --%                   -%                  --%             --%          --%
Total return***                                6.03% - 5.82%                7.32%               32.74%        (35.71)%     (16.06)%

AIM Technology
Units                                                 34,385               43,514               43,534          21,478        5,353
Unit value                                $    4.74 - $12.21      $ 4.85 - $12.51      $ 4.89 - $12.63       $    3.56    $    7.02
Net assets                                $          164,401      $       211,689      $       212,946       $  76,558    $  37,556
Ratio of expenses to net assets*                       0.90%        0.90% - 1.10%        0.90% - 1.10%           0.90%        0.90%
Investment income ratio**                                --%                  --%                  --%             --%          --%
Total return***                              (2.18)%-(2.38)%      (0.82)%-(0.95)%        37.36%-36.84%        (49.29)%     (19.86)%

American Century Heritage
Units                                                 49,293               14,586                4,284             946          652
Unit value                                $      9.52-$13.63      $  8.12- $11.65      $ 7.90 - $11.36       $    6.78    $    8.40
Net assets                                $          469,693      $       118,556      $        33,883       $   6,410    $   5,479
Ratio of expenses to net assets*               0.90% - 1.10%        0.90% - 1.10%        0.90% - 1.10%           0.90%        0.90%
Investment income ratio**                                --%                  --%                  --%             --%          --%
Total return***                                17.25%-17.01%        2.78% - 2.55%        16.52%-16.39%        (19.29)%     (16.75)%

American Century Select
Units                                                301,872              248,707              126,043          36,916        1,562
Unit value                                $      7.60-$11.39      $ 7.85 - $11.79      $ 7.62 - $11.47       $    6.37    $    8.60
Net assets                                $        2,294,061      $     1,952,703      $       960,728       $ 235,017    $  13,443
Ratio of expenses to net assets*               0.90% - 1.10%        0.90% - 1.10%                0.90%           0.90%        0.90%
Investment income ratio**                              0.53%                  --%                  --%           0.01%          --%
Total return***                              (3.23)%-(3.42)%        3.02% - 2.79%               19.62%        (25.93)%     (10.32)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

           Subaccount                                     2005              2004               2003             2002          2001
----------------------------------------------------------------------------------------------------------------------------------
American Century Equity Income
Units                                                  424,375           187,667             98,637           47,779         6,302
Unit value                                    $ 12.00 - $12.58   $12.21 - $12.83   $  11.31- $11.91       $     9.49    $    10.41

Net assets                                    $      5,091,902   $     2,291,579   $      1,115,898       $  453,166    $   65,608
Ratio of expenses to net assets*                 0.90% - 1.10%     0.90% - 1.10%      0.90% - 1.10%            0.90%         0.90%
Investment income ratio**                                2.11%             2.02%              2.56%            2.48%         0.91%
Total return***                                (1.71)%-(1.91)%     7.96% - 7.72%      19.18%-18.98%          (8.84)%         2.97%

American Century International Growth
Units                                                  230,054            83,143             45,503           29,825         2,116
Unit value                                    $  9.11 - $13.88   $ 8.38 - $12.79   $  7.57 - $11.59       $     6.29    $     8.12
Net assets                                    $      2,096,234   $       696,735   $        344,550       $  187,552    $   17,193
Ratio of expenses to net assets*                 0.90% - 1.10%     0.90% - 1.10%      0.90% - 1.10%            0.90%         0.90%
Investment income ratio**                                2.16%             0.85%              0.61%            1.11%         0.29%
Total return***                                    8.74%-8.52%     10.70%-10.35%      20.35%-20.10%         (22.54)%     (-11.83)%

Ariel Fund
Units                                                  482,796           265,046             78,211           12,721            --
Unit value                                    $ 11.74 - $13.95   $12.09 - $14.40   $ 10.31 - $12.30       $     8.37    $       --
Net assets                                    $      5,685,475   $     3,211,669   $        809,444       $  106,542    $       --
Ratio of expenses to net assets*                 0.90% - 1.10%     0.90% - 1.10%      0.90% - 1.10%            0.90%           --%
Investment income ratio**                                0.38%             0.07%                --%            2.89%           --%
Total return***                                (2.93)%-(3.13)%     17.26%-17.07%      23.18%-22.88%         (16.30)%           --%

Calamos Growth
Units                                                1,413,444           947,288            532,926          218,387        35,400
Unit value                                    $ 12.04 - $15.36   $11.54 - $14.75   $ 10.11 - $12.95       $     7.39    $     9.13
Net assets                                    $     17,038,178   $    10,944,375   $      5,394,813       $1,614,409    $  323,537
Ratio of expenses to net assets*                 0.90% - 1.10%     0.90% - 1.10%      0.90% - 1.10%            0.90%         0.90%
Investment income ratio**                                  --%               --%                --%              --%           --%
Total return***                                    4.32%-4.11%     14.14%-13.90%      36.81%-36.60%         (19.06)%       (5.88)%

Calamos Growth and Income
Units                                                  979,275           639,433            295,986          125,714        19,412
Unit value                                    $ 12.05 - $13.41   $11.60 - $12.93   $ 11.00 - $12.28       $     8.96    $     9.72
Net assets                                    $     11,810,913   $     7,423,495   $      3,259,248       $1,128,252    $  188,947
Ratio of expenses to net assets*                 0.90% - 1.10%     0.90% - 1.10%      0.90% - 1.10%            0.90%         0.90%
Investment income ratio**                                2.11%             1.75%              1.96%            2.23%         2.50%
Total return***                                    3.93%-3.72%     5.45% - 5.29%      22.77%-22.43%          (7.82)%       (1.72)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

              Subaccount                               2005                2004                 2003           2002         2001
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation
Units                                               348,752             262,586              133,554         79,711       16,424
Unit value                                 $    8.48-$11.25    $  8.47 - $11.26      $ 8.34 - $11.11      $    7.20    $    9.04
Net assets                                 $      2,963,445    $      2,226,195      $     1,114,643      $ 574,492    $ 148,606
Ratio of expenses to net assets*              0.90% - 1.10%       0.90% - 1.10%        0.90% - 1.10%          0.90%        0.90%
Investment income ratio**                             1.54%               1.74%                1.39%          1.46%        1.38%
Total return***                               0.16%-(0.04)%       1.56% - 1.35%        15.83%-15.49%       (20.35)%      (6.22)%

Dreyfus Premier Strategic Value
Units                                               151,612              87,798               37,205         26,572        1,387
Unit value                                 $   11.21-$15.61    $ 10.76 - $15.02      $ 9.52 - $13.31      $    6.89    $    9.80
Net assets                                 $      1,711,331    $        947,546      $       354,137      $ 183,198    $  13,601
Ratio of expenses to net assets*              0.90% - 1.10%       0.90% - 1.10%        0.90% - 1.10%          0.90%        0.90%
Investment income ratio**                             1.90%                 --%                  --%            --%        0.54%
Total return***                                 4.12%-3.91%       13.03%-12.85%        38.17%-37.78%       (29.69)%      (1.31)%

Dreyfus Midcap Value
Units                                               171,060             156,953              115,264         88,629       10,151
Unit value                                 $   10.77-$17.60    $ 10.36 - $16.96      $ 9.17 - $15.04      $    6.05    $    9.44
Net assets                                 $      1,847,668    $      1,630,830      $     1,056,571      $ 536,071    $  95,860
Ratio of expenses to net assets*              0.90% - 1.10%       0.90% - 1.10%        0.90% - 1.10%          0.90%        0.90%
Investment income ratio**                               --%                 --%                  --%            --%        0.12%
Total return***                                 3.94%-3.73%       12.98%-12.77%        51.57%-51.16%       (35.91)%      (1.67)%

Dreyfus General Money Market
Units                                                96,117              79,034               37,676         32,662        7,130
Unit value                                 $     8.85-$9.05    $           8.99      $          9.31      $    9.66    $    9.93
Net assets                                 $        851,595    $        711,434      $       351,435      $ 316,046    $  70,906
Ratio of expenses to net assets*              0.90% - 1.10%               0.90%                0.90%          0.90%        0.90%
Investment income ratio**                             2.24%               0.59%                0.28%          0.87%        0.90%
Total return***                             (1.64)%-(1.84)%             (3.44%)              (3.62)%        (2.72)%      (0.70)%

Fidelity Advisor Value Strategies
Units                                               137,747             135,180               78,490         58,759       13,282
Unit value                                 $   11.54-$15.89    $ 11.74 - $16.19      $10.68 - $14.76      $    6.94    $    9.79
Net assets                                 $      1,606,913    $      1,600,687      $       841,082      $ 408,102    $ 130,078
Ratio of expenses to net assets*              0.90% - 1.10%       0.90% - 1.10%        0.90% - 1.10%          0.90%        0.90%
Investment income ratio**                               --%                 --%                  --%            --%          --%
Total return***                             (1.70)%-(1.90)%       9.93% - 9.69%        53.89%-53.59%       (29.11)%      (8.76)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                                2005               2004                2003             2002         2001
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Dividend
  Growth
Units                                               273,457            227,521             111,746           50,115        4,709
Unit value                                 $    8.44-$11.25    $          8.52    $           8.42    $        7.16    $    9.40
Net assets                                 $      2,309,318    $     1,938,224    $        941,111    $     358,691    $  44,335
Ratio of expenses to net assets*               0.90% -1.10%              0.90%               0.90%            0.90%        0.90%
Investment income ratio**                               --%              1.13%               0.50%            0.77%        0.17%
Total return***                             (0.87)%-(1.06)%              1.19%              17.60%         (23.83)%      (5.05)%

Fidelity Advisor Mid Cap
Units                                                53,951             48,452              32,256           18,240        7,408
Unit value                                 $   11.45-$15.93    $  11.00-$15.34    $   9.87 -$13.79    $        7.14    $    9.14
Net assets                                 $        618,659    $       533,879    $        318,816    $     130,357    $  67,720
Ratio of expenses to net assets*               0.90% -1.10%       0.90% -1.10%         0.90%-1.10%            0.90%        0.90%
Investment income ratio**                               --%                --%                 --%              --%          --%
Total return***                                 4.07%-3.86%      11.45%-11.24%       38.24%-38.04%         (21.88)%      (8.69)%

Fidelity Advisor International
  Capital Appreciation
Units                                               133,232            170,867            108,986            11,026          637
Unit value                                 $   11.99-$15.21    $11.00 - $13.98    $10.38 - $13.22     $        7.66    $    9.12
Net assets                                 $      1,597,828    $     1,880,810    $     1,132,395     $      84,499    $   5,817
Ratio of expenses to net assets*              0.90% - 1.10%      0.90% - 1.10%       0.90% - 1.10%            0.90%        0.90%
Investment income ratio**                             0.75%                --%                 --%              --%          --%
Total return***                                 9.01%-8.79%      5.97% - 5.75%       35.51%-35.31%         (16.01)%      (1.72)%

Lehman Brothers Core Bond
Units                                               361,985             86,211              42,688            5,873           --
Unit value                                 $    10.24-$9.86    $ 10.42- $10.05    $  10.41- $10.06    $       10.43       $   --
Net assets                                 $      3,707,249    $       899,068    $        443,771    $      61,221       $   --
Ratio of expenses to net assets*              0.90% - 1.10%      0.90% - 1.10%       0.90% - 1.10%            0.90%          --%
Investment income ratio**                             3.43%              2.32%               2.46%            4.34%          --%
Total return***                             (1.75)%-(1.95)%      0.10%-(0.10)%     (0.19)%-(0.30)%            4.30%          --%

PIMCO High Yield Fund
Units                                               224,756            123,847              45,672            4,806           --
Unit value                                 $   11.86-$12.83    $11.84 - $12.84    $  11.30 -$12.27    $        9.53       $   --
Net assets                                 $      2,680,110    $     1,476,570    $        516,781    $      45,796       $   --
Ratio of expenses to net assets*              0.90% - 1.10%      0.90% - 1.10%       0.90% - 1.10%            0.90%          --%
Investment income ratio**                             6.26%              7.05%               9.36%            3.11%          --%
Total return***                               0.18%-(0.02)%      4.78% - 4.65%       18.57%-18.32%          (4.70)%          --%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                               2005                 2004                   2003          2002            2001
------------------------------------------------------------------------------------------------------------------------------------
Security Capital Preservation
Units                                              799,126              690,123                573,700       354,057          32,546
Unit value                                $    10.14-$9.89     $ 10.34 - $10.10       $  10.13 - $9.92   $     10.18      $    10.13
Net assets                                $      8,126,118     $      7,145,209       $      5,807,218   $ 3,598,844      $  329,175
Ratio of expenses to net assets*               0.90%-1.10%          0.90%-1.10%            0.90%-1.10%         0.90%           0.90%
Investment income ratio**                            3.49%                5.74%                  3.58%         4.28%           2.10%
Total return***                            (1.87)%-(2.07)%          2.07%-1.81%        (0.49)%-(0.60)%         0.49%           0.90%

Security Diversified Income
Units                                              182,037              161,588                124,661        90,122          15,149
Unit value                                $    10.27-$9.66     $  10.52 - $9.91       $  10.58 - $9.99   $     10.71      $    10.21
Net assets                                $      1,866,620     $      1,697,262       $      1,315,208   $   962,732      $  154,197
Ratio of expenses to net assets*             0.90% - 1.10%        0.90% - 1.10%          0.90% - 1.10%         0.90%           0.90%
Investment income ratio**                            4.62%                4.67%                  4.69%         5.60%           2.42%
Total return***                            (2.35)%-(2.54)%      (0.57%)-(0.80%)        (1.21)%-(1.38)%         4.90%           1.79%

Security Income Opportunity****
Units                                               94,592               18,049                     --            --              --
Unit value                                $   10.10-$10.07     $ 10.05 - $10.03       $             --   $        --      $       --
Net assets                                $        959,243     $        181,749       $             --   $        --      $       --
Ratio of expenses to net assets*             0.90% - 1.10%        0.90% - 1.10%                    --%           --%             --%
Investment income ratio**                            3.34%                1.79%                    --%           --%             --%
Total return***                                0.57%-0.36%        0.50% - 0.30%                    --%           --%             --%

Security Global
Units                                              355,023              230,964                149,826        99,389          24,741
Unit value                                $   11.01-$16.09     $ 10.13 - $14.83       $  8.93 - $13.10   $      6.56      $     8.99
Net assets                                $      3,911,505     $      2,341,578       $      1,338,175   $   651,825      $  222,545
Ratio of expenses to net assets*             0.90% - 1.10%        0.90% - 1.10%          0.90% - 1.10%         0.90%           0.90%
Investment income ratio**                              --%                  --%                    --%           --%             --%
Total return***                                8.75%-8.53%        13.44%-13.21%          36.13%-35.89%      (27.03)%         (7.51)%

Security Equity
Units                                               27,887               28,942                 25,765        20,193           2,621
Unit value                                $    7.93-$11.30      $ 7.94 - $11.34       $  7.69 - $11.00   $      6.61      $     9.00
Net assets                                $        222,386      $       230,693       $        198,382   $   133,510      $   23,610
Ratio of expenses to net assets*             0.90% - 1.10%        0.90% - 1.10%          0.90% - 1.10%         0.90%           0.90%
Investment income ratio**                            0.57%                  --%                  0.18%           --%             --%
Total return***                            (0.18)%-(0.38)%        3.25% - 3.09%          16.34%-16.03%      (26.56)%         (8.35)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

            Subaccount                               2005                  2004               2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Security Large Cap Growth
Units                                              39,215                31,149             14,433          7,524          1,644
Unit value                               $    7.16-$10.69      $  7.28 - $10.90    $  7.37- $11.06     $     6.21       $   8.86
Net assets                               $        281,316      $        226,738    $       106,445     $   46,718       $ 14,580
Ratio of expenses to net assets*              0.90%-1.10%           0.90%-1.10%              0.90%          0.90%          0.90%
Investment income ratio**                             --%                   --%                --%            --%            --%
Total return***                           (1.67)%-(1.87)%       (1.22%)-(1.45%)             18.68%       (29.91)%        (8.57)%

Security Mid Cap Value
Units                                           1,125,649               827,369            420,428        161,101         34,205
Unit value                               $   16.02-$20.44      $ 14.39 - $18.40    $ 11.80- $15.11     $     8.08       $   9.87
Net assets                               $     18,051,281      $     11,912,424    $     4,963,972     $1,302,280       $337,812
Ratio of expenses to net assets*            0.90% - 1.10%         0.90% - 1.10%      0.90% - 1.10%          0.90%          0.90%
Investment income ratio**                             --%                   --%                --%            --%            --%
Total return***                             11.32%-11.09%         21.95%-21.77%      46.04%-45.71%       (18.14)%        (1.89)%

Security Small Cap Growth
Units                                              46,951                38,715             28,558          8,658          1,216
Unit value                               $   10.36-$16.61      $ 10.09 - $16.22    $ 9.03 - $14.55     $     6.06       $   8.66
Net assets                               $        491,069      $        394,071    $       258,479     $   52,400       $ 10,556
Ratio of expenses to net assets*            0.90% - 1.10%         0.90% - 1.10%      0.90% - 1.10%          0.90%          0.90%
Investment income ratio**                             --%                   --%                --%            --%            --%
Total return***                               2.64%-2.43%         11.74%-11.48%      49.01%-48.93%       (30.02)%       (12.26)%

Security Social Awareness
Units                                              57,861                34,269             22,678         13,702          5,954
Unit value                               $    7.99-$10.98      $           7.97    $          7.96     $     6.76       $   8.88
Net assets                               $        462,339      $        273,136    $       180,509     $   92,707       $ 52,902
Ratio of expenses to net assets*            0.90% - 1.10%                 0.90%              0.90%          0.90%          0.90%
Investment income ratio**                             --%                   --%                --%            --%            --%
Total return***                               0.28%-0.07%                 0.13%             17.75%       (23.87)%        (8.26)%

Security Large Cap Value
Units                                              69,201                40,084             28,792         21,050         10,858
Unit value                               $    9.31-$13.15      $  8.83 - $12.49    $ 8.34 - $11.82     $     6.82       $   9.35
Net assets                               $        646,716      $        356,151    $       240,468     $  143,715       $101,556
Ratio of expenses to net assets*            0.90% - 1.10%         0.90% - 1.10%              0.90%          0.90%          0.90%
Investment income ratio**                           0.71%                   --%              0.26%            --%          0.74%
Total return***                               5.43%-5.22%         5.88% - 5.67%             22.29%       (27.06)%        (5.27)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

            Subaccount                                    2005               2004                2003           2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth
Units                                                  159,934            131,909              87,204         56,255        13,183
Unit value                                    $   10.19-$16.10    $ 9.90 - $15.67     $ 9.39 - $14.90    $      6.26    $     8.99
Net assets                                    $      1,640,890    $     1,314,350     $       819,843    $   352,166    $  118,628
Ratio of expenses to net assets*                 0.90% - 1.10%      0.90% - 1.10%       0.90% - 1.10%          0.90%         0.90%
Investment income ratio**                                  --%                --%                 --%            --%           --%
Total return***                                    2.95%-2.74%      5.43% - 5.17%       50.00%-49.75%       (30.37)%       (7.03)%

Van Kampen Equity and Income
Units                                                  517,091            212,776             112,796         92,610        19,794
Unit value                                    $   11.12-$12.97    $10.72 - $12.54     $ 9.98 - $11.69    $      8.49    $     9.63
Net assets                                    $      5,757,350    $     2,282,400     $     1,127,466    $   787,418    $  190,605
Ratio of expenses to net assets*                 0.90% - 1.10%      0.90% - 1.10%       0.90% - 1.10%          0.90%         0.90%
Investment income ratio**                                1.90%              2.35%               2.17%          2.89%         1.55%
Total return***                                    3.69%-3.49%      7.41% - 7.27%       17.55%-17.25%       (11.84)%       (3.99)%

Van Kampen Comstock
Units                                                  941,902            647,442             303,829        197,544        39,034
Unit value                                    $    9.90-$14.26    $ 9.88 - $14.26     $ 8.74 - $12.63    $      6.94    $     8.97
Net assets                                    $      9,345,558    $     6,402,289     $     2,655,819    $ 1,370,944    $ 350,460
Ratio of expenses to net assets*                 0.90% - 1.10%      0.90% - 1.10%       0.90% - 1.10%          0.90%         0.90%
Investment income ratio**                                1.81%              1.25%               1.18%          1.44%         0.68%
Total return***                                    0.21%-0.01%      13.04%-12.91%       25.94%-25.67%       (22.63)%       (9.03)%

Van Kampen Aggressive Growth
Units                                                   35,167             32,585              21,445         16,824         2,834
Unit value                                    $    7.71-$14.56    $ 7.23 - $13.67     $ 6.53 - $12.38    $      4.88    $     7.67
Net assets                                    $        272,490    $       236,425     $       140,593    $    82,047    $   21,726
Ratio of expenses to net assets*                 0.90% - 1.10%      0.90% - 1.10%       0.90% - 1.10%          0.90%         0.90%
Investment income ratio**                                  --%                --%                 --%            --%         0.05%
Total return***                                    6.68%-6.47%      10.72%-10.42%       33.81%-33.55%       (36.38)%      (16.17)%

Wells Fargo Advantage Growth and Income
Units                                                   18,808             15,808              12,942          7,817         3,944
Unit value                                    $    7.71-$11.22    $          8.15     $          7.79    $      6.51    $     8.64
Net assets                                    $        144,973    $       128,875     $       100,789    $    50,898    $   34,109
Ratio of expenses to net assets*                 0.90% - 1.10%              0.90%               0.90%          0.90%         0.90%
Investment income ratio**                                0.53%              0.47%               0.27%          0.33%           --%
Total return***                                (5.45)%-(5.64)%              4.62%              19.66%       (24.65)%      (10.19)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

             Subaccount                                   2005                2004                 2003          2002         2001
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Growth
Units                                                   49,558              34,342               31,130        27,133       12,355
Unit value                                      $  7.14-$12.90     $          6.66      $          6.10     $    4.98    $    7.46
Net assets                                      $      353,996     $       228,609      $       189,670     $ 134,847    $  92,065
Ratio of expenses to net assets*                 0.90% - 1.10%               0.90%                0.90%         0.90%        0.90%
Investment income ratio**                                   -%                  -%                   -%            -%           -%
Total return***                                    7.26%-7.05%               9.18%               22.49%      (33.24)%     (16.27)%

Wells Fargo Advantage Small Cap Value
Units                                                  331,331             251,352              157,907        82,642       13,385
Unit value                                      $ 15.85-$18.42     $14.35 - $16.71      $12.45 - $14.52     $    8.72    $    9.66
Net assets                                      $    5,255,242     $     3,608,561      $     1,965,792     $ 720,472    $ 129,410
Ratio of expenses to net assets*                 0.90% - 1.10%       0.90% - 1.10%        0.90% - 1.10%         0.90%        0.90%
Investment income ratio**                                   -%                  -%                   -%            -%           -%
Total return***                                  10.44%-10.22%       15.26%-15.08%        42.78%-42.49%       (9.73)%      (4.36)%

Wells Fargo Advantage Opportunity
Units                                                   39,196              37,606               28,498        23,034        4,610
Unit value                                      $  9.76-$14.86     $ 9.47 - $14.45      $ 8.39 - $12.82     $    6.35    $    9.06
Net assets                                      $      384,297     $       357,555      $       238,989     $ 146,327    $  41,816
Ratio of expenses to net assets*                 0.90% - 1.10%       0.90% - 1.10%        0.90% - 1.10%         0.90%        0.90%
Investment income ratio**                                   -%                  -%                   -%            -%        0.46%
Total return***                                    3.08%-2.88%       12.87%-12.71%               32.13%      (29.91)%      (6.69)%

                         Variable Annuity Account XIV -
                         Valuebuilder Variable Annuity

                   Notes to Financial Statements (continued)

4. Unit Values (continued)

   * These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

  ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

**** This is activity for the period from April 1, 2004 (inception date) to December 31, 2004.

FINANCIAL STATEMENTS

Variable Annuity Account XIV -
Security Benefit Advisor Variable Annuity of Security Benefit Life Insurance Company
Year Ended December 31, 2005

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                              Financial Statements

                          Year Ended December 31, 2005

                                    Contents

Report of Independent Registered Public Accounting Firm ....................   1

Audited Financial Statements

Statements of Net Assets ...................................................   3
Statements of Operations ...................................................   8
Statements of Changes in Net Assets ........................................  13
Notes to Financial Statements ..............................................  23

ERNST & YOUNG        Ernst & Young LLP                     Phone: (816) 474-5200
                     One Kansas City Place                 www.ey.com
                     1200 Main Street
                     Kansas City, Missouri 64105-2143

             Report of Independent Registered Public Accounting Firm

The Contract Owners
Security Benefit Advisor Variable Annuity
  and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of certain of the respective subaccounts of Variable Annuity Account XIV (the Account), a separate account of Security Benefit Life Insurance Company comprised of the AIM Basic Value, AIM Mid Cap Core Equity, AIM Small Cap Growth, AIM Blue Chip, AIM Dynamics, AIM Technology, American Century Heritage, American Century Select, American Century Equity Income, American Century International Growth, American Century Ultra, Dreyfus Appreciation, Dreyfus Premier Strategic Value, Dreyfus Mid Cap Value, Dreyfus General Money Market, Fidelity Advisor Value Strategies, Fidelity Advisor Dividend Growth, Fidelity Advisor Mid Cap, Fidelity Advisor International Capital Appreciation, Fidelity Advisor Real Estate, Northern Institutional Balanced, Northern Large Cap Value, Northern Select Equity, PIMCO Real Return, PIMCO Total Return, RS Partners, Rydex Sector Rotation, Security Capital Preservation, Security Diversified Income, Security Income Opportunity, Security High Yield, Security Alpha Opportunity, Security Global, Security Equity, Security Large Cap Growth, Security Mid Cap Value, Security Small Cap
Growth, Security Social Awareness, Security Large Cap Value, Security Mid Cap Growth, Van Kampen Equity and Income, Van Kampen Comstock, Van Kampen Aggressive Growth Subaccounts, Wells Fargo Advantage Growth and Income, Wells Fargo Advantage Growth, Wells Fargo Advantage Small Cap Value, and Wells Fargo Advantage Opportunity, which are available for investment by contract owners of the Security Benefit Advisor Variable Annuity, as of December 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

                    A Member Practice of Ernst & Young Global                  1

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account XIV that are available for investment by contract owners of the Security Benefit Advisor Variable Annuity at December 31, 2005, the results of their operations, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

February 15, 2006

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                            Statements of Net Assets
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                                                                                             American    American
                              AIM Mid Cap                                              American   American    Century     Century
                    AIM Basic     Core     AIM Small  AIM Blue      AIM        AIM      Century    Century    Equity   International
                     Value       Equity   Cap Growth    Chip     Dynamics  Technology  Heritage    Select     Income      Growth
                   Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount   Subaccount
                   -----------------------------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at
    market value    $  217.2   $ 1,097.9   $  404.1   $  352.6    $  33.9   $  275.1   $   160.4  $   835.3  $   874.3    $  700.2
                   -----------------------------------------------------------------------------------------------------------------
Total assets           217.2     1,097.9      404.1      352.6       33.9      275.1       160.4      835.3      874.3       700.2
                   -----------------------------------------------------------------------------------------------------------------
Net assets          $  217.2   $ 1,097.9   $  404.1   $  352.6    $  33.9   $  275.1   $   160.4  $   835.3  $   874.3    $  700.2
                   =================================================================================================================

Units outstanding     22,702      98,386     44,154     49,493      4,454     58,015      16,848    109,953     72,862      76,879

Unit value          $   9.56   $   11.16   $   9.15   $   7.12    $  7.62   $   4.74   $    9.52  $    7.60  $   12.00    $   9.11

Mutual funds, at
  cost              $  189.8   $   985.8   $  373.6   $  325.6    $  27.0   $  256.2   $   139.5  $   719.9  $   884.7    $  602.8
Mutual fund shares     6,347      38,428     14,690     29,289      1,862     10,519      11,302     22,103    111,797      69,460

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                                                                                              Fidelity
                                           Dreyfus                Dreyfus   Fidelity   Fidelity                Advisor
                  American                 Premier    Dreyfus    General    Advisor    Advisor   Fidelity  International  Fidelity
                   Century     Dreyfus    Strategic   Midcap      Money      Value    Dividend    Advisor      Capital     Advisor
                    Ultra   Appreciation    Value      Value     Market   Strategies   Growth     Mid Cap   Appreciation Real Estate
                 Subaccount  Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount   Subaccount   Subaccount
                 -------------------------------------------------------------------------------------------------------------------
Assets:
  Mutual funds,
   at market
   value          $  133.0    $ 1,603.7   $  303.5   $  237.4   $   534.5  $  522.0   $  297.3   $  237.0     $  769.4    $  290.5
                 -------------------------------------------------------------------------------------------------------------------
Total assets         133.0      1,603.7      303.5      237.4       534.5     522.0      297.3      237.0        769.4       290.5
                 -------------------------------------------------------------------------------------------------------------------
Net assets        $  133.0    $ 1,603.7   $  303.5   $  237.4   $   534.5  $  522.0   $  297.3   $  237.0     $  769.4    $  290.5
                 ===================================================================================================================

Units outstanding   11,623      189,162     27,089     22,053      60,374    45,222     35,208     20,691       64,197      17,231

Unit value        $  11.45    $    8.48   $  11.21   $  10.77   $    8.85  $  11.54   $   8.44   $  11.45     $  11.99    $  16.86

Mutual funds, at
  cost            $  126.8    $ 1,446.9   $  291.0   $  227.0   $   534.5  $  559.0   $  276.4   $  211.6     $  608.2    $  252.6
Mutual fund
  shares             4,482       40,346     10,608      7,492     534,492    17,604     24,631      9,764       46,297      16,814

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                              Northern     Northern    Northern
                           Institutional  Large Cap     Select       PIMCO        PIMCO
                              Balanced      Value       Equity    Real Return  Total Return  RS Partners
                             Subaccount   Subaccount  Subaccount  Subaccount    Subaccount    Subaccount
                           ------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
    value                     $  60.7      $  137.8     $  49.9    $ 1,285.6     $  409.5     $ 1,192.2
                           ------------------------------------------------------------------------------
Total assets                     60.7         137.8        49.9      1,285.6        409.5       1,192.2
                           ------------------------------------------------------------------------------
Net assets                    $  60.7      $  137.8     $  49.9    $ 1,285.6     $  409.5     $ 1,192.2
                           ==============================================================================

Units outstanding               5,547        11,163       4,553      127,351       42,523        68,570

Unit value                    $ 10.94      $  12.34     $ 10.97    $   10.08     $   9.62     $   17.39

Mutual funds, at cost         $  61.0      $  143.2     $  48.7    $ 1,326.2     $  417.3     $ 1,224.7
Mutual fund shares              5,023        10,899       2,574      116,025       38,997        36,117

                             Rydex       Security     Security      Security
                             Sector      Capital     Diversified     Income
                            Rotation   Preservation    Income     Opportunity
                           Subaccount   Subaccount    Subaccount   Subaccount
                           ---------------------------------------------------
Assets:
  Mutual funds, at market
    value                   $  516.8     $ 1,191.1    $   487.2     $  155.1
                           ---------------------------------------------------
Total assets                   516.8       1,191.1        487.2        155.1
                           ---------------------------------------------------
Net assets                  $  516.8     $ 1,191.1    $   487.2     $  155.1
                           ===================================================

Units outstanding             38,738       117,059       47,422       15,287

Unit value                  $  13.34     $   10.14    $   10.27     $  10.10

Mutual funds, at cost       $  464.3     $ 1,217.0    $   507.4     $  155.2
Mutual fund shares            40,280       122,036      105,227       15,330

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                   Security                         Security   Security   Security   Security   Security   Security
                       Security     Alpha     Security   Security   Large Cap   Mid Cap   Small Cap   Social    Large Cap   Mid Cap
                      High Yield Opportunity   Global     Equity     Growth      Value     Growth    Awareness    Value     Growth
                      Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                      --------------------------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at
    market value       $  198.3    $  234.7   $ 1,398.9   $  43.2   $  118.9   $ 2,340.0  $  127.2    $  35.1   $  152.6   $  464.0
                      --------------------------------------------------------------------------------------------------------------
Total assets              198.3       234.7     1,398.9      43.2      118.9     2,340.0     127.2       35.1      152.6      464.0
                      --------------------------------------------------------------------------------------------------------------
Net assets             $  198.3    $  234.7   $ 1,398.9   $  43.2   $  118.9   $ 2,340.0  $  127.2    $  35.1   $  152.6   $  464.0
                      ==============================================================================================================

Units outstanding        17,880      18,211     127,016     5,454     16,600     146,052    12,285      4,388     16,387     45,518

Unit value             $  11.09    $  12.89   $   11.01   $  7.93   $   7.16   $   16.02  $  10.36    $  7.99   $   9.31   $  10.19

Mutual funds, at cost  $  199.2    $  236.9   $ 1,010.5   $  42.7   $  112.5   $ 1,902.2  $  111.1    $  32.9   $  137.7   $  453.5
Mutual fund shares       16,060      20,178      76,612     6,592     18,594      65,491     7,926      1,667     22,153     38,632

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                  (Dollars in Thousands -- Except Unit Values)

                                December 31, 2005

                                                                    Wells Fargo                 Wells Fargo
                             Van Kampen                Van Kampen    Advantage    Wells Fargo    Advantage    Wells Fargo
                             Equity and   Van Kampen   Aggressive    Growth and    Advantage     Small Cap     Advantage
                               Income      Comstock      Growth        Income        Growth        Value      Opportunity
                             Subaccount   Subaccount   Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                             --------------------------------------------------------------------------------------------
Assets:
  Mutual funds, at market
    value                     $ 1,075.2    $ 2,405.2    $   85.0      $  42.9       $  54.7      $ 1,064.1      $  51.1
                             --------------------------------------------------------------------------------------------
Total assets                    1,075.2      2,405.2        85.0         42.9          54.7        1,064.1         51.1
                             --------------------------------------------------------------------------------------------
Net assets                    $ 1,075.2    $ 2,405.2    $   85.0      $  42.9       $  54.7      $ 1,064.1      $  51.1
                             ============================================================================================

Units outstanding                96,696      242,756      11,031        5,562         7,657         67,149        5,236

Unit value                    $   11.12    $    9.90    $   7.71      $  7.71       $  7.14      $   15.85      $  9.76

Mutual funds, at cost         $ 1,022.2    $ 2,196.4    $   71.2      $  39.3       $  47.2      $   887.9      $  45.1
Mutual fund shares              123,876      135,045       5,403        2,068         2,607         35,626        1,158

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2005

                                                 AIM Mid Cap
                                     AIM Basic       Core      AIM Small   AIM Blue      AIM
                                       Value        Equity    Cap Growth     Chip      Dynamics
                                     Subaccount   Subaccount  Subaccount  Subaccount  Subaccount
                                     -----------------------------------------------------------
Net investment income (loss):
   Dividend distributions              $   --      $    --      $   --      $   --      $   --
   Expenses:
     Mortality and expense risk
       fee                               (2.3)        (9.6)       (3.4)       (3.4)       (0.5)
                                     -----------------------------------------------------------
Net investment income (loss)             (2.3)        (9.6)       (3.4)       (3.4)       (0.5)
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions           --         78.8        30.5          --          --
     Realized capital gain (loss)
       on sales of fund shares            9.4         10.5         1.4         1.6         3.9
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                             2.7        (15.3)       (2.5)        9.5          --
                                     -----------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                           12.1         74.0        29.4        11.1         3.9
                                     -----------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations    $  9.8      $  64.4      $ 26.0      $  7.7      $  3.4
                                     ===========================================================

                                                                          American      American
                                                  American    American     Century      Century
                                        AIM       Century      Century     Equity    International
                                     Technology   Heritage     Select      Income       Growth
                                     Subaccount  Subaccount  Subaccount  Subaccount   Subaccount
                                     -------------------------------------------------------------
Net investment income (loss):
   Dividend distributions              $   --      $   --       $  4.1    $  13.2       $  9.8
   Expenses:
     Mortality and expense risk
       fee                               (2.0)       (0.9)        (6.9)      (6.4)        (4.3)
                                     -------------------------------------------------------------
Net investment income (loss)             (2.0)       (0.9)        (2.8)       6.8          5.5
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions           --         0.7           --       36.7           --
     Realized capital gain (loss)
       on sales of fund shares            1.6         0.2         11.8        5.5          3.7
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                             8.1        15.5         (9.1)     (36.0)        58.9
                                     -------------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                            9.7        16.4          2.7        6.2         62.6
                                     -------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from operations    $  7.7        15.5       $ (0.1)   $  13.0       $ 68.1
                                     =============================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2005

                                                                  Dreyfus                 Dreyfus
                                       American                   Premier     Dreyfus     General
                                        Century      Dreyfus     Strategic    Midcap       Money
                                         Ultra    Appreciation     Value       Value      Market
                                      Subaccount   Subaccount   Subaccount  Subaccount  Subaccount
                                      ------------------------------------------------------------
Net investment income (loss):
   Dividend distributions               $   --      $  21.6       $  4.6     $    --     $ 12.7
   Expenses:
     Mortality and expense risk
       fee                                (1.0)       (14.1)        (2.3)       (1.9)      (5.8)
                                      ------------------------------------------------------------
Net investment income (loss)              (1.0)         7.5          2.3        (1.9)       6.9
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions            --           --         18.4        22.5         --
     Realized capital gain
       (loss) on sales of fund
       shares                              0.4          6.5          3.4         1.6         --
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                              3.0         30.9         (4.5)       (6.3)        --
                                      ------------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                             3.4         37.4         17.3        17.8         --
                                      ------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                           $  2.4      $  44.9       $ 19.6     $  15.9     $  6.9
                                      ============================================================

                                                                            Fidelity
                                       Fidelity    Fidelity                  Advisor
                                        Advisor     Advisor    Fidelity   International
                                         Value     Dividend     Advisor      Capital
                                      Strategies    Growth      Mid Cap   Appreciation
                                      Subaccount  Subaccount  Subaccount   Subaccount
                                      -------------------------------------------------
Net investment income (loss):
   Dividend distributions               $   --      $   --      $   --      $   6.2
   Expenses:
     Mortality and expense risk
       fee                                (4.8)       (2.8)       (2.1)        (7.0)
                                      -------------------------------------------------
Net investment income (loss)              (4.8)       (2.8)       (2.1)        (0.8)
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions         101.0          --        25.4         90.8
     Realized capital gain
       (loss) on sales of fund
       shares                              0.8         2.3         0.6         27.9
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                            (82.6)        7.8        (8.2)       (34.1)
                                      -------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                            19.2        10.1        17.8         84.6
                                      -------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                           $ 14.4     $   7.3      $ 15.7      $  83.8
                                      =================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2005

                                       Fidelity      Northern     Northern    Northern
                                       Advisor    Institutional   Large Cap    Select       PIMCO
                                     Real Estate     Balanced       Value      Equity    Real Return
                                      Subaccount    Subaccount   Subaccount  Subaccount   Subaccount
                                     ---------------------------------------------------------------
Net investment income (loss):
   Dividend distributions              $   4.2       $  1.0       $   2.3      $   --      $  43.8
   Expenses:
     Mortality and expense risk
       fee                                (2.7)        (0.8)         (1.2)       (0.2)        (8.7)
                                     ---------------------------------------------------------------
Net investment income (loss)               1.5          0.2           1.1        (0.2)        35.1
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions          12.2          2.6           9.9          --         17.0
     Realized capital gain
       (loss) on sales of fund
       shares                              2.4          0.1           0.1         0.2          0.1
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                             19.6         (1.1)         (8.5)        1.0        (40.4)
                                     ---------------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                            34.2          1.6           1.5         1.2        (23.3)
                                     ---------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                          $  35.7       $  1.8       $   2.6      $  1.0      $  11.8
                                     ===============================================================

                                                                  Rydex       Security
                                         PIMCO                    Sector       Capital
                                     Total Return  RS Partners   Rotation   Preservation
                                      Subaccount    Subaccount  Subaccount   Subaccount
                                     ---------------------------------------------------
Net investment income (loss):
   Dividend distributions               $  9.7       $    --      $   --      $  41.4
   Expenses:
     Mortality and expense risk
       fee                                (3.3)         (9.4)       (2.4)       (11.4)
                                     ---------------------------------------------------
Net investment income (loss)               6.4          (9.4)       (2.4)        30.0
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions           3.2         176.6          --          1.8
     Realized capital gain
       (loss) on sales of fund
       shares                             (1.0)         26.7         2.3         (3.0)
     Change in unrealized
       appreciation/depreciation
       on investments during the
       period                             (5.4)       (101.4)       47.0        (16.4)
                                     ---------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                            (3.2)        101.9        49.3        (17.6)
                                     ---------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                           $  3.2       $  92.5      $ 46.9      $  12.4
                                     ===================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2005

                                       Security     Security                 Security
                                     Diversified     Income     Security      Alpha      Security
                                       Income     Opportunity  High Yield  Opportunity    Global
                                     Subaccount    Subaccount  Subaccount   Subaccount  Subaccount
                                     -------------------------------------------------------------
Net investment income (loss):
   Dividend distributions             $   19.8      $   4.8     $   8.6      $   --      $    --
   Expenses:
     Mortality and expense risk
       fee                                (4.5)        (1.0)       (1.5)       (2.1)        (9.9)
                                     -------------------------------------------------------------
Net investment income (loss)              15.3          3.8         7.1        (2.1)        (9.9)
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains  distributions           --           --          --        18.7           --
     Realized capital gain
       (loss) on sales of fund
       shares                            (1.0)           --        (0.7)        6.2         12.1
     Change in unrealized
       appreciation/depreciation
       on investments during
       the period                       (11.7)        (0.1)        (3.1)       (5.1)       142.2
                                     -------------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                          (12.7)        (0.1)        (3.8)       19.8        154.3
                                     -------------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                         $   2.6       $  3.7      $   3.3      $ 17.7      $ 144.4
                                     =============================================================

                                                  Security    Security    Security    Security
                                      Security    Large Cap    Mid Cap    Small Cap    Social
                                       Equity      Growth       Value      Growth     Awareness
                                     Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                     ----------------------------------------------------------
Net investment income (loss):
   Dividend distributions              $  0.2      $   --     $    --      $   --      $   --
   Expenses:
     Mortality and expense risk
       fee                               (0.4)       (1.0)      (17.9)       (1.1)       (0.3)
                                     ----------------------------------------------------------
Net investment income (loss)             (0.2)       (1.0)      (17.9)       (1.1)       (0.3)
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains  distributions         1.3          --       127.8          --          --
     Realized capital gain
       (loss) on sales of fund
       shares                            (0.3)        0.2        62.5         0.1         0.1
     Change in unrealized
       appreciation/depreciation
       on investments during
       the period                         0.5         3.1       104.2         9.2         1.3
                                     ----------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                            1.5         3.3       294.5         9.3         1.4
                                     ----------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                          $  1.3      $  2.3     $ 276.6      $  8.2      $  1.1
                                     ==========================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2005

                                   Security    Security   Van Kampen              Van Kampen
                                  Large Cap     Mid Cap   Equity and  Van Kampen  Aggressive
                                    Value       Growth      Income     Comstock     Growth
                                  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                  ----------------------------------------------------------
Net investment income (loss):
   Dividend distributions           $  0.8     $    --     $  17.4     $  35.5      $   --

   Expenses:
     Mortality and expense risk
       fee                            (1.2)       (3.8)       (9.1)      (19.2)       (0.8)
                                  ----------------------------------------------------------
Net investment income (loss)          (0.4)       (3.8)        8.3        16.3        (0.8)
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions        --        34.5        44.0       145.0          --
     Realized capital gain
       (loss) on sales of fund
       shares                          0.1         1.4         4.4         8.4         0.7
     Change in unrealized
       appreciation/depreciation
       on investments during
       the period                      9.5        (0.7)        1.2       (90.0)        7.7
                                  ----------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                         9.6        35.2        49.6        63.4         8.4
                                  ----------------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                       $  9.2     $  31.4     $  57.9     $  79.7      $  7.6
                                  ==========================================================

                                  Wells Fargo               Wells Fargo
                                   Advantage   Wells Fargo   Advantage   Wells Fargo
                                   Growth and   Advantage    Small Cap    Advantage
                                     Income       Growth       Value     Opportunity
                                   Subaccount   Subaccount   Subaccount   Subaccount
                                  --------------------------------------------------
Net investment income (loss):
   Dividend distributions           $  0.3       $   --      $     --      $   --
   Expenses:
     Mortality and expense risk
       fee                            (0.6)        (0.6)         (8.4)       (0.6)
                                  --------------------------------------------------
Net investment income (loss)          (0.3)        (0.6)         (8.4)       (0.6)
Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions        --           --         114.0         6.5
     Realized capital gain
       (loss) on sales of fund
       shares                          2.3          1.7          20.0         2.5
     Change in unrealized
       appreciation/depreciation
       on investments during
       the period                     (3.4)         3.8           0.1        (4.7)
                                  --------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                        (1.1)         5.5         134.1         4.3
                                  --------------------------------------------------
Net increase (decrease) in net
   assets resulting from
   operations                       $ (1.4)      $  4.9      $  125.7      $  3.7
                                  ==================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                  AIM Mid
                                              AIM Basic           Cap Core          AIM Small         AIM Blue            AIM
                                                Value              Equity          Cap Growth           Chip            Dynamics
                                             Subaccount          Subaccount        Subaccount        Subaccount        Subaccount
                                            2005     2004      2005      2004     2005     2004     2005     2004    2005     2004
                                          ------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)         $  (2.3) $  (1.5) $    (9.6) $  (6.8) $  (3.4) $  (1.6) $  (3.4) $  (1.9) $ (0.5) $  (0.3)
     Capital gains distributions               --       --       78.8     56.7     30.5       --       --       --      --       --
     Realized capital gain (loss) on
       sales of fund shares                   9.4      4.4       10.5      9.5      1.4      1.1      1.6      2.2     3.9      3.4
     Change in unrealized appreciation/
       depreciation on investments
       during the period                      2.7     12.8      (15.3)    30.9     (2.5)    23.8      9.5     10.8      --      0.7
                                          ------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                          9.8     15.7       64.4     90.3     26.0     23.3      7.7     11.1     3.4      3.8

   From contractholder transactions:
     Variable annuity deposits               62.5    131.3      217.8    246.2     90.1    188.4    104.8    210.0    15.5      5.0
     Contractholder maintenance charges      (1.3)    (0.6)      (2.1)    (1.2)    (1.8)    (1.1)    (1.8)    (2.2)   (0.2)    (0.8)
     Terminations and withdrawals           (13.5)    (1.9)     (28.2)   (20.5)    (2.0)    (4.9)    (5.2)   (39.5)   (8.1)   (13.9)
     Transfers between subaccounts, net     (13.7)   (36.0)     (36.2)   (14.9)    15.8      2.4    (12.3)     1.0    (6.4)    (0.7)
                                          ------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions        34.0     92.8      151.3    209.6    102.1    184.8     85.5    169.3     0.8    (10.4)
                                          ------------------------------------------------------------------------------------------
Net increase (decrease) in net assets        43.8    108.5      215.7    299.9    128.1    208.1     93.2    180.4     4.2     (6.6)
Net assets at beginning of period           173.4     64.9      882.2    582.3    276.0     67.9    259.4     79.0    29.7     36.3
                                          ------------------------------------------------------------------------------------------
Net assets at end of period               $ 217.2  $ 173.4  $ 1,097.9  $ 882.2  $ 404.1  $ 276.0  $ 352.6  $ 259.4  $ 33.9  $  29.7
                                          ==========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                                    American          American
                                                                American          American           Century          Century
                                                AIM             Century            Century           Equity         International
                                             Technology         Heritage           Select            Income            Growth
                                             Subaccount        Subaccount        Subaccount        Subaccount         Subaccount
                                            2005     2004    2005      2004     2005     2004     2005     2004     2005    2004
                                          -----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)         $  (2.0) $  (1.0) $  (0.9) $  (0.4) $  (2.8) $  (5.8) $   6.8  $   2.9  $   5.5  $   0.3
     Capital gains distributions               --       --      0.7       --       --       --     36.7     17.0       --       --
     Realized capital gain (loss) on
       sales of fund shares                   1.6     (1.4)     0.2      1.1     11.8)     8.1      5.5      2.5      3.7      1.3
     Change in unrealized appreciation/
       depreciation on investments
       during the period                      8.1      5.3     15.5      2.3     (9.1     35.9    (36.0)     5.3     58.9     24.9
                                          -----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                          7.7      2.9     15.5      3.0     (0.1)    38.2     13.0     27.7     68.1     26.5

   From contractholder transactions:
     Variable annuity deposits               71.9     80.5     38.0     17.4    213.5    120.8    438.4    142.6    242.4    114.5
     Contractholder maintenance charges      (1.1)    (0.7)    (0.2)    (0.1)    (0.9)    (0.6)    (2.7)    (1.2)    (1.3)    (0.5)
     Terminations and withdrawals            (5.1)    (5.5)    (1.0)    (1.8)   (29.5)   (36.6)   (20.0)    (2.9)    (3.7)    (0.8)
     Transfers between subaccounts, net      77.7    (13.3)    62.6      4.1    (28.0)    (0.8)    88.1     33.7    171.3      4.7
                                          -----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions       143.4     61.0     99.4     19.6    155.1     82.8    503.8    172.2    408.7    117.9
                                          -----------------------------------------------------------------------------------------
Net increase (decrease) in net assets       151.1     63.9    114.9     22.6    155.0    121.0    516.8    199.9    476.8    144.4
Net assets at beginning of period           124.0     60.1     45.5     22.9    680.3    559.3    357.5    157.6    223.4     79.0
                                          -----------------------------------------------------------------------------------------
Net assets at end of period               $ 275.1  $ 124.0  $ 160.4  $  45.5  $ 835.3  $ 680.3  $ 874.3  $ 357.5  $ 700.2  $ 223.4
                                          =========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                  Dreyfus                              Dreyfus
                                          American                                Premier           Dreyfus            General
                                          Century             Dreyfus            Strategic          Midcap              Money
                                           Ultra           Appreciation            Value             Value             Market
                                         Subaccount         Subaccount          Subaccount        Subaccount          Subaccount
                                        2005    2004      2005       2004      2005     2004     2005     2004      2005      2004
                                      ----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)     $  (1.0) $ (0.3) $     7.5  $     7.5  $   2.3  $  (0.8) $  (1.9) $  (0.9) $     6.9  $  (1.3)
     Capital gains distributions           --      --         --         --     18.4       --     22.5       --         --       --
     Realized capital gain (loss) on
       sales of fund shares               0.4      --        6.5        3.8      3.4      4.8      1.6      4.2         --       --
     Change in unrealized
       appreciation/ depreciation on
       investments during the period      3.0     3.2       30.9       43.2     (4.5)    11.7     (6.3)     8.4         --       --
                                      ----------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations               2.4     2.9       44.9       54.5     19.6     15.7     15.9     11.7        6.9     (1.3)

   From contractholder transactions:
     Variable annuity deposits           71.2    35.1      339.3      523.4    152.5     76.7    126.9     98.9    1,163.3    439.0
     Contractholder maintenance
       charges                           (0.4)   (0.1)      (3.3)      (1.9)    (0.6)    (0.4)    (0.5)    (0.8)      (2.7)    (0.6)
     Terminations and withdrawals        (1.2)   (2.1)     (31.9)     (54.1)    (0.3)    (1.4)    (6.1)   (17.1)     (14.1)    (5.2)
     Transfers between subaccounts,
       net                               16.3     5.8      (14.4)      45.4     (3.3)    10.2     (6.3)   (15.9)  (1,092.8)   (92.3)
                                      ----------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contractholder
     transactions                        85.9    38.7      289.7      512.8    148.3     85.1    114.0     65.1       53.7    340.9
                                      ----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets    88.3    41.6      334.6      567.3    167.9    100.8    129.9     76.8       60.6    339.6
Net assets at beginning of period        44.7     3.1    1,269.1      701.8    135.6     34.8    107.5     30.7      473.9    134.3
                                      ----------------------------------------------------------------------------------------------
Net assets at end of period           $ 133.0  $ 44.7  $ 1,603.7  $ 1,269.1  $ 303.5  $ 135.6  $ 237.4  $ 107.5  $   534.5  $ 473.9
                                      ==============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                                     Fidelity
                                              Fidelity           Fidelity                             Advisor
                                               Advisor            Advisor           Fidelity       International        Fidelity
                                                Value            Dividend           Advisor           Capital           Advisor
                                             Strategies           Growth            Mid Cap        Appreciation       Real Estate
                                             Subaccount         Subaccount         Subaccount       Subaccount         Subaccount
                                            2005     2004     2005      2004     2005     2004     2005     2004     2005     2004
                                          ------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)         $  (4.8) $  (2.3) $   (2.8) $    --  $  (2.1) $  (1.2) $  (0.8) $  (6.4) $   1.5  $   0.6
     Capital gains distributions            101.0      1.2        --       --     25.4      4.9     90.8       --     12.2      4.2
     Realized capital gain (loss) on
       sales of fund shares                   0.8      3.3       2.3      4.8      0.6      1.7     27.9     39.1      2.4      4.5
     Change in unrealized                             28.9                                 15.5
       appreciation/ depreciation on
       investments during the period        (82.6)               7.8      1.7     (8.2)            (34.1)    37.6     19.6     18.1
                                          ------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                  14.4     31.1       7.3      6.5     15.7     20.9     83.8     70.3     35.7     27.4

   From contractholder transactions:
     Variable annuity deposits              196.3    218.3     120.8    170.8     35.2     86.1      1.5    231.5    108.3     85.5
     Contractholder maintenance charges      (2.0)    (2.3)     (1.0)    (0.5)    (0.4)    (0.2)    (1.3)    (1.7)    (1.0)    (0.3)
     Terminations and withdrawals            (3.0)   (25.6)    (33.0)    (6.4)    (2.4)    (0.5)   (29.4)   (45.0)    (2.5)    (1.3)
     Transfers between subaccounts, net       6.1    (30.6)    (12.9)   (38.4)    10.5      0.5    (75.6)  (114.8)    17.6     14.5
                                          ------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contractholder
     transactions                           197.4    159.8      73.9    125.5     42.9     85.9   (104.8)    70.0    122.4     98.4
                                          ------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       211.8    190.9      81.2    132.0     58.6    106.8    (21.0)   140.3    158.1    125.8
Net assets at beginning of period           310.2    119.3     216.1     84.1    178.4     71.6    790.4    650.1    132.4      6.6
                                          ------------------------------------------------------------------------------------------
Net assets at end of period               $ 522.0  $ 310.2  $  297.3  $ 216.1  $ 237.0  $ 178.4  $ 769.4  $ 790.4  $ 290.5  $ 132.4
                                          ==========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                            Northern          Northern
                                         Institutional        Large Cap         Northern            PIMCO              PIMCO
                                            Balanced            Value         Select Equity      Real Return        Total Return
                                           Subaccount        Subaccount        Subaccount         Subaccount         Subaccount
                                         2005     2004     2005      2004     2005     2004      2005      2004     2005    2004
                                       --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)      $   0.2  $   0.2  $    1.1  $   0.3  $  (0.2) $    --  $    35.1  $   4.1  $   6.4  $   0.5
     Capital gains distributions           2.6      0.4       9.9       --       --       --       17.0      6.4      3.2      4.5
     Realized capital gain (loss) on
       sales of fund shares                0.1       --       0.1      1.8      0.2       --        0.1      0.8     (1.0)      --
     Change in unrealized
       appreciation/ depreciation on
       investments during the period      (1.1)     0.8      (8.5)     3.1      1.0      0.1      (40.4)     0.1     (5.4)    (2.4)
                                       --------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                1.8      1.4       2.6      5.2      1.0      0.1       11.8     11.4      3.2      2.6

   From contractholder transactions:
     Variable annuity deposits            18.4     37.2      33.9     72.8     24.3      1.0      989.7    243.6    209.6    154.0
     Contractholder maintenance
       charges                            (0.2)    (0.1)     (0.4)    (0.1)    (0.1)      --       (2.0)    (0.5)    (1.7)    (0.4)
     Terminations and withdrawals         (1.0)    (0.8)       --     (0.2)    (0.2)      --      (74.6)   (11.9)   (31.0)    (0.6)
     Transfers between subaccounts,
       net                                (0.2)     3.1      28.1     (4.5)    21.7      0.2       84.7     23.9     35.6     32.3
                                       --------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets from contractholder
     transactions                         17.0     39.4      61.6     68.0     45.7      1.2      997.8    255.1    212.5    185.3
                                       --------------------------------------------------------------------------------------------
Net increase (decrease) in net assets     18.8     40.8      64.2     73.2     46.7      1.3    1,009.6    266.5    215.7    187.9
Net assets at beginning of period         41.9      1.1      73.6      0.4      3.2      1.9      276.0      9.5    193.8      5.9
                                       --------------------------------------------------------------------------------------------
Net assets at end of period            $  60.7  $  41.9  $  137.8  $  73.6  $  49.9  $   3.2  $ 1,285.6  $ 276.0  $ 409.5  $ 193.8
                                       ============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                Rydex             Security            Security          Security
                                                                Sector             Capital           Diversified         Income
                                            RS Partners        Rotation         Preservation           Income         Opportunity
                                            Subaccount        Subaccount         Subaccount          Subaccount        Subaccount
                                          2005      2004     2005    2004      2005       2004      2005     2004     2005    2004*
                                        --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $   (9.4)  $ (3.2)  $ (2.4)  $(0.3)  $   30.0   $   47.3   $ 15.3   $ 16.4   $  3.8   $ 0.1
    Capital gains distributions            176.6     29.6       --      --        1.8       12.3       --       --       --      --
    Realized capital gain (loss)
      on sales of fund shares               26.7      5.1      2.3      --       (3.0)       4.7     (1.0)    (1.7)      --      --
    Change in unrealized
      appreciation/depreciation
      on investments during the
      period                              (101.4)    68.5     47.0     5.5      (16.4)      (9.5)   (11.7)    (3.8)    (0.1)     --
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from operations                  92.5    100.0     46.9     5.2       12.4       54.8      2.6     10.9      3.7     0.1

  From contractholder transactions:
    Variable annuity deposits              449.9    413.2     43.3    33.7      167.3      822.5     78.1    108.7    103.4    16.4
    Contractholder maintenance
      charges                               (4.9)    (1.7)    (3.1)   (0.3)      (8.9)      (6.2)    (2.9)    (3.9)    (0.6)     --
    Terminations and withdrawals           (27.9)    (0.7)      --    (1.9)    (136.7)    (199.3)   (18.8)   (16.3)    (2.5)     --
    Transfers between subaccounts, net      29.5    128.5    380.6    11.1      (17.0)    (173.9)     8.4   (120.2)    34.6      --
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contractholder
    transactions                           446.6    539.3    420.8    42.6        4.7      443.1     64.8    (31.7)   134.9    16.4
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in net assets      539.1    639.3    467.7    47.8       17.1      497.9     67.4    (20.8)   138.6    16.5
Net assets at beginning of period          653.1     13.8     49.1     1.3    1,174.0      676.1    419.8    440.6     16.5      --
                                        --------------------------------------------------------------------------------------------
Net assets at end of period             $1,192.2   $653.1   $516.8   $49.1   $1,191.1   $1,174.0   $487.2   $419.8   $155.1   $16.5
                                        ============================================================================================

*     For the period from April 1, 2004 (inception date) to December 31, 2004.

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                                                       Security
                                            Security           Security                               Security         Large Cap
                                           High Yield      Alpha Opportunity    Security Global        Equity            Growth
                                           Subaccount          Subaccount          Subaccount        Subaccount        Subaccount
                                          2005      2004     2005     2004      2005      2004      2005     2004     2005    2004
                                        --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $    7.1   $  1.5   $ (2.1)  $ (0.3)  $   (9.9)  $  (5.9)  $ (0.2)  $ (0.4)  $ (1.0)  $(0.7)
    Capital gains distributions               --       --     18.7      7.5         --        --      1.3      2.4       --      --
    Realized capital gain (loss) on
      sales of fund shares                  (0.7)      --      6.2      0.1       12.1      34.4     (0.3)     1.0      0.2     0.2
    Change in unrealized
      appreciation/depreciation on
      investments during the period         (3.1)     2.1     (5.1)     2.9      142.2      88.3      0.5     (1.0)     3.1     1.7
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from operations                   3.3      3.6     17.7     10.2      144.4     116.8      1.3      2.0      2.3     1.2

  From contractholder transactions:
    Variable annuity deposits              119.7     54.1    160.3     43.9      214.9     196.1     23.9     58.6     33.5    83.2
    Contractholder maintenance
      charges                               (0.8)    (0.1)    (1.4)    (0.1)      (3.2)     (0.9)    (0.4)    (0.2)    (0.5)   (0.3)
    Terminations and withdrawals            (1.2)    (0.3)    (0.2)    (0.3)     (37.5)    (33.4)    (5.1)    (2.3)    (0.1)   (0.1)
    Transfers between subaccounts, net       0.1     13.5    (57.8)    61.9      246.0     (48.7)   (12.2)   (33.9)    (6.7)  (13.7)
                                        --------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contractholder
    transactions                           117.8     67.2    100.9    105.4      420.2     113.1      6.2     22.2     26.2    69.1
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in net assets      121.1     70.8    118.6    115.6      564.6     229.9      7.5     24.2     28.5    70.3
Net assets at beginning of period           77.2      6.4    116.1      0.5      834.3     604.4     35.7     11.5     90.4    20.1
                                        --------------------------------------------------------------------------------------------
Net assets at end of period             $  198.3   $ 77.2   $234.7   $116.1   $1,398.9   $ 834.3   $ 43.2   $ 35.7   $118.9   $90.4
                                        ============================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                             Security            Security         Security         Security        Security
                                             Mid Cap            Small Cap          Social          Large Cap        Mid Cap
                                              Value               Growth         Awareness           Value          Growth
                                            Subaccount          Subaccount       Subaccount       Subaccount      Subaccount
                                          2005       2004      2005    2004     2005   2004     2005     2004    2005     2004
                                        ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)        $  (17.9)  $   (9.9)  $ (1.1)  $(0.4)  $(0.3)  $(0.2)  $ (0.4)  $(0.4)  $ (3.8)  $ (1.9)
    Capital gains distributions            127.8      101.9       --      --      --      --       --      --     34.5     14.1
    Realized capital gain (loss)
      on sales of fund shares               62.5       52.7      0.1    (0.5)    0.1     0.1      0.1     0.7      1.4      1.1
    Change in unrealized
      appreciation/depreciation
      on investments during the
      period                               104.2      134.9      9.2     4.0     1.3     0.5      9.5     3.2     (0.7)     0.4
                                        ----------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from operations                 276.6      279.6      8.2     3.1     1.1     0.4      9.2     3.5     31.4     13.7

  From contractholder transactions:
    Variable annuity deposits              632.6      627.5     71.3    21.0    19.7    13.2     79.4    30.7    180.8    167.6
    Contractholder maintenance
      charges                               (7.5)      (3.6)    (0.7)   (0.2)   (0.2)   (0.1)    (0.7)   (0.2)    (1.8)    (0.7)
    Terminations and withdrawals           (53.9)     (59.0)    (0.2)   (0.3)   (1.2)   (1.9)    (1.9)   (0.5)   (23.8)    (3.3)
    Transfers between subaccounts, net     (80.3)     (70.1)     4.6    (7.8)   (0.4)   (1.6)    15.2    (1.7)    23.1     (0.1)
                                        ----------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from contractholder
    transactions                           490.9      494.8     75.0    12.7    17.9     9.6     92.0    28.3    178.3    163.5
                                        ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets      767.5      774.4     83.2    15.8    19.0    10.0    101.2    31.8    209.7    177.2
Net assets at beginning of period        1,572.5      798.1     44.0    28.2    16.1     6.1     51.4    19.6    254.3     77.1
                                        ----------------------------------------------------------------------------------------
Net assets at end of period             $2,340.0   $1,572.5   $127.2   $44.0   $35.1   $16.1   $152.6   $51.4   $464.0   $254.3
                                        ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                                                                    Wells Fargo
                                             Van Kampen                              Van Kampen      Advantage      Wells Fargo
                                             Equity and          Van Kampen          Aggressive       Growth         Advantage
                                               Income             Comstock             Growth        and Income        Growth
                                             Subaccount          Subaccount          Subaccount      Subaccount      Subaccount
                                           2005      2004      2005       2004      2005    2004    2005    2004    2005    2004
                                         ----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)         $    8.3   $  4.6   $   16.3   $    4.7   $(0.8)  $(0.3)  $(0.3)  $(0.2)  $(0.6)  $(0.4)
    Capital gains distributions              44.0      0.8      145.0         --      --      --      --      --      --      --
    Realized capital gain (loss) on
      sales of fund shares                    4.4      3.9        8.4       11.4     0.7     0.4     2.3     1.9     1.7     0.9
    Change in unrealized
      appreciation/depreciation on
      investments during the period           1.2     37.0      (90.0)     178.4     7.7     3.6    (3.4)    1.7     3.8     2.1
                                         ----------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from operations                   57.9     46.3       79.7      194.5     7.6     3.7    (1.4)    3.4     4.9     2.6

  From contractholder transactions:
     Variable annuity deposits              323.5    355.6      584.5      662.1    45.2    16.3    11.8    33.3    25.7    13.1
     Contractholder maintenance
       charges                               (4.3)    (1.5)      (5.9)      (2.8)   (0.3)   (0.1)   (0.2)   (0.4)   (0.3)   (0.2)
     Terminations and withdrawals           (49.0)    (2.0)     (53.7)     (34.5)   (2.0)   (1.3)     --    (6.6)   (1.8)   (0.9)
     Transfers between subaccounts, net     186.2      2.3      251.4      (34.6)   (2.4)    1.7   (25.6)  (10.6)    2.6    (7.4)
                                         ----------------------------------------------------------------------------------------
  Net increase (decrease) in net
     assets from contractholder
     transactions                           456.4    354.4      776.3      590.2    40.5    16.6   (14.0)   15.7    26.2     4.6
                                         ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets       514.3    400.7      856.0      784.7    48.1    20.3   (15.4)   19.1    31.1     7.2
Net assets at beginning of period           560.9    160.2    1,549.2      764.5    36.9    16.6    58.3    39.2    23.6    16.4
                                         ----------------------------------------------------------------------------------------
Net assets at end of period              $1,075.2   $560.9   $2,405.2   $1,549.2   $85.0   $36.9   $42.9   $58.3   $54.7   $23.6
                                         ========================================================================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2005 and 2004

                                                Wells Fargo          Wells Fargo
                                                 Advantage            Advantage
                                              Small Cap Value        Opportunity
                                                Subaccount            Subaccount
                                              2005       2004       2005       2004
                                            ------------------------------------------
Increase (decrease) in net assets:
  From operations:
     Net investment income (loss)           $   (8.4)  $   (5.8)  $   (0.6)  $   (0.4)
     Capital gains distributions               114.0       79.4        6.5         --
     Realized capital gain (loss) on sales
       of fund shares                           20.0       50.1        2.5        1.0
     Change in unrealized appreciation/
       depreciation on investments during
       the period                                0.1       (4.5)      (4.7)       4.9
                                            ------------------------------------------
  Net increase (decrease) in net assets
     from operations                           125.7      119.2        3.7        5.5

  From contractholder transactions:
     Variable annuity deposits                 226.8      129.1       22.3       11.5
     Contractholder maintenance charges         (1.5)      (0.6)      (0.2)      (0.2)
     Terminations and withdrawals              (46.8)     (32.4)      (0.1)      (2.7)
     Transfers between subaccounts, net          6.1     (136.9)     (17.2)       0.5
                                            ------------------------------------------
  Net increase (decrease) in net assets
     from contractholder transactions          184.6      (40.8)       4.8        9.1
                                            ------------------------------------------
Net increase (decrease) in net assets          310.3       78.4        8.5       14.6
Net assets at beginning of period              753.8      675.4       42.6       28.0
                                            ------------------------------------------
Net assets at end of period                 $1,064.1   $  753.8   $   51.1   $   42.6
                                            ==========================================

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2005

1. Organization and Significant Accounting Policies

Organization

Security Benefit Advisor Variable Annuity of Security Benefit Life Insurance Company (APVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for APVASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for APVASBL are invested in AIM Growth Series, AIM Equity Series, American Century Investments, Inc., Dreyfus Appreciation Fund, Inc., Dreyfus Growth and Value Funds, Inc., Fidelity Advisor Series I, Northern Trust Investments, Inc., Pacific Investment Management Company, Inc., RS Investments Management, Rydex Global Advisors, Inc., Security Income Fund, Security Income Opportunity, Security High Yield Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, Van Kampen Aggressive Growth Fund, Wells Fargo Advantage Growth and Income Fund, and Wells Fargo Advantage Small Cap Value Fund. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

              Subaccount                                         Mutual Fund
----------------------------------------------------------------------------------------------------
                                        AIM Growth Series:
AIM Basic Value                           AIM Basic Value Fund  (Class A)
AIM Mid Cap Core Equity                   AIM Mid Cap Core Equity Fund  (Class A)
AIM Small Cap Growth                      AIM Small Cap Growth Fund  (Class A)
                                        AIM Equity Series:
AIM Blue Chip                             AIM Blue Chip Fund  (Class A)
AIM Dynamics*                             AIM Dynamics Fund  (Class K)
AIM Technology*                           AIM Technology Fund  (Class K)
                                        American Century Investments, Inc.:
American Century Heritage                 American Century Heritage Fund  (Advisor Class)
American Century Select                   American Century Select Fund  (Advisor Class)
American Century Equity Income            American Century Equity Income Fund  (Advisor Class)
American Century International Growth     American Century International Growth Fund (Advisor Class)
American Century Ultra                    American Century Ultra Fund  (Advisor Class)
Dreyfus Appreciation                    Dreyfus Appreciation Fund, Inc.  (Class A)

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

               Subaccount                                           Mutual Fund
---------------------------------------------------------------------------------------------------
                                         Dreyfus Growth and Value Funds, Inc.:
Dreyfus Premier Strategic Value            Dreyfus Premier Strategic Value Fund  (Class A)
Dreyfus Midcap Value                       Dreyfus Midcap Value Fund  (Class A)
Dreyfus General Money Market               Dreyfus General Money Market Fund  (Class A)
                                         Fidelity Advisor Series I:
Fidelity Advisor Value Strategies          Fidelity Advisor Value Strategies Fund  (Class T)
Fidelity Advisor Dividend Growth           Fidelity Advisor Dividend Growth Fund  (Class T)
Fidelity Advisor Mid Cap                   Fidelity Advisor Mid Cap Fund  (Class T)
Fidelity Advisor International Capital     Fidelity Advisor International Capital Appreciation Fund
   Appreciation                             (Class T)
Fidelity Advisor Real Estate               Fidelity Advisor Real Estate Fund  (Class T)
                                         Northern Trust Investments, Inc.:
Northern Institutional Balanced            Northern Institutional Balanced Fund  (Class A)
Northern Large Cap Value                   Northern Large Cap Value Fund
Northern Select Equity                     Northern Select Equity Fund
                                         Pacific Investment Management Company, Inc.:
PIMCO Real Return                          PIMCO Real Return Fund  (Class R)
PIMCO Total Return                         PIMCO Total Return Fund  (Class R)
                                         RS Investments Management:
RS Partners                                RS Partners Fund
                                         Rydex Global Advisors, Inc.:
Rydex Sector Rotation                      Rydex Sector Rotation Fund  (Class H)
                                         Security Income Fund:
Security Capital Preservation              Security Capital Preservation Fund (Class A)
Security Diversified Income                Security Diversified Income Fund (Class A)
Security Income Opportunity                Security Income Opportunity (Class A)
Security High Yield                        Security High Yield Fund (Class A)
                                         Security Equity Fund:
Security Alpha Opportunity                 Security Alpha Opportunity (Class A)
Security Global                            Security Global Fund (Class A)
Security Equity                            Security Equity Fund (Class A)
Security Large Cap Growth                  Security Large Cap Growth Fund (Class A)
Security Mid Cap Value                     Security Mid Cap Value Fund (Class A)
Security Small Cap Growth                  Security Small Cap Growth Fund (Class A)
Security Social Awareness                  Security Social Awareness Fund (Class A)
Security Large Cap Value                   Security Large Cap Value Fund (Class A)
Security Mid Cap Growth                    Security Mid Cap Growth Fund (Class A)
Van Kampen Equity and Income             Van Kampen Equity and Income Fund (Class A)
Van Kampen Comstock                      Van Kampen Comstock Fund (Class A)
Van Kampen Aggressive Growth             Van Kampen Aggressive Growth Fund (Class A)

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                Subaccount                                         Mutual Fund
-----------------------------------------------------------------------------------------------------
                                            Wells Fargo Advantage Growth  and Income Fund:
Wells Fargo Advantage Growth and Income**     Wells Fargo Advantage Growth and Income (Advisor Class)
                                            Wells Fargo Advantage Small Cap Value Fund:
Wells Fargo Advantage Growth**                Wells Fargo Advantage Growth (Advisor Class)
Wells Fargo Advantage Small Cap Value**       Wells Fargo Advantage Small Cap Value (Class A)
Wells Fargo Advantage Opportunity             Wells Fargo Advantage Opportunity (Advisor Class)

* Prior to October 24, 2005, these were Invesco Dynamics and Invesco Technology Subaccounts, respectively.

** Prior to April 8, 2005, these were Strong Growth and Income, Strong Growth 20, Strong Advisor Small Cap Value and Strong Opportunity Subaccounts, respectively.

The financial information set forth herein includes only the amounts in the Account supporting APVASBL. APVASBL was first offered on September 3, 2002.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

AIM Investment Advisors, Inc. serves as investment advisor of AIM Basic Value Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, AIM Blue Chip Fund, AIM Dynamics Fund, and AIM Technology Fund. American Century Investments, Inc. serves as investment advisor of American Century Heritage Fund, American Century Select Fund, American Century Equity Income Fund, American Century
International Growth Fund, and American Century Ultra Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus Appreciation Fund, Inc., Dreyfus Premier Strategic Value Fund, Dreyfus Midcap Value Fund, and Dreyfus
General Money Market Fund. Fidelity Management & Research Company serves as investment advisor of Fidelity Advisor Value Strategies Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Real Estate Fund. Northern Trust Investments, Inc. serves as investment advisor for Northern Institutional Balanced Fund, Northern Large Cap Value Fund, and Northern Select Equity Fund. Pacific Investment Management Company, Inc. serves as investment

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

advisor for PIMCO Real Return Fund and PIMCO Total Return Fund. RS Investment Management serves as investment advisor for Rydex Sector Rotation Fund. Security Management Company, LLC (SMC) serves as investment advisor of Security Capital Preservation Fund, Security Diversified Income Fund, Security High Yield Fund, Security Equity Fund, Security Large Cap Growth Fund, Security Mid Cap Value Fund, Security Social Awareness Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund. SMC is a limited liability company controlled by its members, SBL and Security Benefit Corporation. SBL is a wholly-owned subsidiary of Security Benefit Corporation. SMC has engaged Four Corners Capital Management to provide subadvisory services to Security Income Opportunity, Mainstream Investment Advisers to provide subadvisory services to Security Alpha Opportunity Fund, OppenheimerFunds, Inc. to provide subadvisory services to Security Global Fund, and RS Investment Management to provide subadvisory services to Security Small Cap Growth Fund. Van Kampen Asset Management, Inc. serves as investment advisor of Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth. Matrix Asset Advisors, Inc. serves as investment advisor of Wells Fargo Advantage Growth and Income. Wells Capital Management serves as investment advisor of Wells Fargo Advantage Growth, Wells Fargo Advantage Small Cap Value, and Wells Fargo Advantage Opportunity.

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2005, were as follows:

                                          Cost of     Proceeds
              Subaccount                 Purchases   from Sales
---------------------------------------------------------------
                                             (In Thousands)

AIM Basic Value                          $   110.1   $     78.4
AIM Mid Cap Core Equity                      293.9         73.4
AIM Small Cap Growth                         140.2         11.0
AIM Blue Chip                                119.0         36.9

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                                          Cost of     Proceeds
              Subaccount                 Purchases   from Sales
---------------------------------------------------------------
                                             (In Thousands)

AIM Dynamics                             $    52.2   $     51.9
AIM Technology                               398.9        257.5
American Century Heritage                    100.6          1.4
American Century Select                      236.2         83.9
American Century Equity Income               754.9        207.6
American Century International Growth        444.7         30.5
American Century Ultra                       100.2         15.3
Dreyfus Appreciation                         357.5         60.3
Dreyfus Premier Strategic Value              218.1         49.1
Dreyfus Midcap Value                         149.7         15.1
Dreyfus General Money Market               1,419.8      1,359.2
Fidelity Advisor Value Strategies            309.5         15.9
Fidelity Advisor Dividend Growth             136.8         65.7
Fidelity Advisor Mid Cap                      70.8          4.6
Fidelity Advisor International Capital
 Appreciation                                 99.4        114.2
Fidelity Advisor Real Estate                 152.9         16.8
Northern Institutional Balanced               23.2          3.4
Northern Large Cap Value                      75.4          2.8
Northern Select Equity                        49.3          3.8
PIMCO Real Return                          1,255.8        205.9
PIMCO Total Return                           306.7         84.6
RS Partners                                  855.0        241.2
Rydex Sector Rotation                        442.7         24.3
Security Capital Preservation                300.5        264.0
Security Diversified Income                  116.8         36.7
Security Income Opportunity                  149.3         10.6
Security High Yield                          163.5         38.6
Security Alpha Opportunity                   228.1        110.6
Security Global                              458.6         48.3
Security Equity                               25.6         18.3
Security Large Cap Growth                     32.3          7.2
Security Mid Cap Value                       930.1        329.3
Security Small Cap Growth                     75.5          1.6
Security Social Awareness                     20.6          3.0
Security Large Cap Value                      93.0          1.4
Security Mid Cap Growth                      242.0         33.0
Van Kampen Equity and Income                 567.9         59.2
Van Kampen Comstock                          993.1         55.5
Van Kampen Aggressive Growth                  47.4          7.7

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

                                          Cost of     Proceeds
              Subaccount                 Purchases   from Sales
---------------------------------------------------------------
                                             (In Thousands)
Wells Fargo Advantage Growth and Income  $    12.9   $     27.2
Wells Fargo Advantage Growth                  36.9         11.3
Wells Fargo Advantage Small Cap Value        383.1         92.9
Wells Fargo Advantage Opportunity             28.2         17.5

Annuity Reserves

As of December 31, 2005, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Variable Annuity Contract Charges

SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2005 and 2004, were as follows:

                                       2005                              2004
                          ------------------------------   -------------------------------
                                                 Net                                Net
                           Units     Units     Increase     Units      Units     Increase
       Subaccount         Issued   Redeemed   (Decrease)   Issued    Redeemed   (Decrease)
--------------------------------------------------------   -------------------------------
                                                   (In Thousands)
AIM Basic Value               14        (10)           4       17          (6)          11
AIM Mid Cap Core Equity       27        (10)          17       35         (12)          23

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

                                                    2005                              2004
                                       ------------------------------   ------------------------------
                                                              Net                               Net
                                        Units     Units     Increase     Units     Units     Increase
             Subaccount                Issued   Redeemed   (Decrease)   Issued   Redeemed   (Decrease)
------------------------------------------------------------------------------------------------------
                                                                (In Thousands)
AIM Small Cap Growth                       15         (2)          13       26         (2)         24
AIM Blue Chip                              20         (6)          14       37        (12)         25
AIM Dynamics                                6         (6)          --        1         (2)         (1)
AIM Technology                             61        (29)          32       21         (8)         13
American Century Heritage                  12         (1)          11        5         (2)          3
American Century Select                    38        (14)          24       23        (10)         13
American Century Equity Income             65        (22)          43       24         (8)         16
American Century International
   Growth                                  57         (7)          50       18         (1)         17
American Century Ultra                     10         (2)           8        5         (1)          4
Dreyfus Appreciation                       52        (13)          39       76        (11)         65
Dreyfus Premier Strategic Value            20         (6)          14       19        (10)          9
Dreyfus Midcap Value                       14         (3)          11       14         (7)          7
Dreyfus General Money Market              168       (160)           8       56        (18)         38
Fidelity Advisor Value Strategies          21         (3)          18       28        (13)         15
Fidelity Advisor Dividend Growth           20        (10)          10       26        (11)         15
Fidelity Advisor Mid Cap                    5         (1)           4       13         (4)          9
Fidelity Advisor International
   Capital Appreciation                     2        (10)          (8)      36        (26)         10
Fidelity Advisor Real Estate               10         (2)           8       13         (5)          8
Northern Institutional Balanced             3         (1)           2        6         (3)          3
Northern Large Cap Value                    6         (1)           5       13         (7)          6
Northern Select Equity                      5         (1)           4       --         --          --
PIMCO Real Return                         174        (74)         100       45        (19)         26
PIMCO Total Return                         39        (17)          22       20         (1)         19
RS Partners                                47        (19)          28       50        (11)         39
Rydex Sector Rotation                      38         (3)          35        4         --           4
Security Capital Preservation              37        (34)           3      110        (64)         46
Security Diversified Income                11         (4)           7       15        (17)         (2)
Security Income Opportunity*               15         (2)          13        2         --           2
Security High Yield                        16         (5)          11        7         (1)          6
Security Alpha Opportunity                 18         (9)           9       10         --          10
Security Global                            54         (9)          45       35        (20)         15
Security Equity                             3         (2)           1        9         (6)          3

*     For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

                                               2005                              2004
                                  ------------------------------   -------------------------------
                                                         Net                               Net
                                   Units     Units     Increase     Units     Units     Increase
         Subaccount               Issued   Redeemed   (Decrease)   Issued   Redeemed   (Decrease)
--------------------------------------------------------------------------------------------------
                                                          (In Thousands)
Security Large Cap Growth              5         (1)           4       17         (7)          10
Security Mid Cap Value                71        (34)          37       71        (29)          42
Security Small Cap Growth              8         --            8        3         (2)           1
Security Social Awareness              3         --            3        2         (1)           1
Security Large Cap Value              12         (1)          11        5         (1)           4
Security Mid Cap Growth               25         (5)          20       33        (15)          18
Van Kampen Equity and Income          56        (12)          44       47        (11)          36
Van Kampen Comstock                  102        (16)          86       92        (23)          69
Van Kampen Aggressive Growth           7         (1)           6        3         (1)           2
Wells Fargo Advantage Growth
   and Income                          2         (4)          (2)       7         (4)           3
Wells Fargo Advantage Growth           8         (3)           5        2         (2)          --
Wells Fargo Advantage Small Cap
   Value                              24        (10)          14       13        (15)          (2)
Wells Fargo Advantage
   Opportunity                         3         (3)          --        2         (1)           1

4. Unit Values

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the years as follows:

           Subaccount                2005       2004       2003      2002
----------------------------------------------------------------------------
AIM Basic Value
Units                                22,702     18,419     7,340       711
Unit value                         $   9.56   $   9.42   $  8.83   $  6.87
Net assets (000s)                  $  217.2   $  173.4   $  64.9   $   4.9
Ratio of expenses to net assets*       0.90%      0.90%     0.90%     0.90%
Investment income ratio**                --%        --%       --%       --%
Total return***                        1.52%      6.68%    28.53%    (2.97)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

           Subaccount                 2005       2004       2003      2002
---------------------------------------------------------------------------
AIM Mid Cap Core Equity
Units                                 98,386     81,683     59,018       --
Unit value                         $   11.16   $  10.80   $   9.87   $   --
Net assets (000s)                  $ 1,097.9   $  882.2   $  582.3   $   --
Ratio of expenses to net assets*        0.90%      0.90%      0.90%      --%
Investment income ratio**                 --%      7.74%        --%      --%
Total return***                         3.32%      9.42%     19.35%      --%

AIM Small Cap Growth
Units                                 44,154     31,422      7,945       --
Unit value                         $    9.15   $   8.79   $   8.55   $   --
Net assets (000s)                  $   404.1   $  276.0   $   67.9   $   --
Ratio of expenses to net assets*        0.90%      0.90%      0.90%      --%
Investment income ratio**                 --%        --%        --%      --%
Total return***                         4.18%      2.81%     30.73%      --%

AIM Blue Chip
Units                                 49,493     36,104     11,028      247
Unit value                         $    7.12   $   7.18   $   7.16   $ 5.94
Net assets (000s)                  $   352.6   $  259.4   $   79.0   $  1.5
Ratio of expenses to net assets*        0.90%      0.90%      0.90%    0.90%
Investment income ratio**(1)            0.03%        --%        --%      --%
Total return***                        (0.83)%     0.28%     20.54%   (2.30)%

AIM Dynamics
Units                                  4,454      4,130      5,424      265
Unit value                         $    7.62   $   7.18   $   6.69   $ 5.04
Net assets (000s)                  $    33.9   $   29.7   $   36.3   $  1.3
Ratio of expenses to net assets*        0.90%      0.90%      0.90%    0.90%
Investment income ratio**                 --%        --%        --%      --%
Total return***                         6.03%      7.32%     32.74%    3.70%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

           Subaccount                 2005       2004       2003      2002
---------------------------------------------------------------------------
AIM Technology
Units                                 58,015     25,559     12,296       --
Unit value                         $    4.74   $   4.85   $   4.89   $   --
Net assets (000s)                  $   275.1   $  124.0   $   60.1   $   --
Ratio of expenses to net assets*        0.90%      0.90%      0.90%      --%
Investment income ratio**                 --%        --%        --%      --%
Total return***                        (2.18)%    (0.82%)    31.10%      --%

American Century Heritage
Units                                 16,848      5,602      2,900       --
Unit value                         $    9.52   $   8.12   $   7.90   $   --
Net assets (000s)                  $   160.4   $   45.5   $   22.9   $   --
Ratio of expenses to net assets*        0.90%      0.90%      0.90%      --%
Investment income ratio**                 --%        --%        --%      --%
Total return***                        17.25%      2.78%     13.51%      --%

American Century Select
Units                                109,953     86,670     73,396      209
Unit value                         $    7.60   $   7.85   $   7.62   $ 6.37
Net assets (000s)                  $   835.3   $  680.3   $  559.3   $  1.3
Ratio of expenses to net assets*        0.90%      0.90%      0.90%    0.90%
Investment income ratio**               0.54%        --%        --%      --%
Total return***                        (3.23)%     3.02%     19.62%   (0.78)%

American Century Equity Income
Units                                 72,862     29,286     13,942    1,063
Unit value                         $   12.00   $  12.21   $  11.31   $ 9.49
Net assets (000s)                  $   874.3   $  357.5   $  157.6   $ 10.1
Ratio of expenses to net assets*        0.90%      0.90%      0.90%    0.90%
Investment income ratio**               2.15%      8.61%      3.46%    1.06%
Total return***                        (1.71)%     7.96%     19.18%    2.26%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

          Subaccount                 2005         2004      2003      2002
---------------------------------------------------------------------------
American Century International
 Growth
Units                                 76,879      26,679    10,435       --
Unit value                         $    9.11   $    8.38  $   7.57   $   --
Net assets (000s)                  $   700.2   $   223.4  $   79.0   $   --
Ratio of expenses to net assets*        0.90%       0.90%     0.90%      --%
Investment income ratio**               2.13%       1.12%     0.96%      --%
Total return***                         8.74%      10.70%    18.28%      --%

American Century Ultra
Units                                 11,623       3,827       283       --
Unit value                         $   11.45   $   11.68  $  11.01   $   --
Net assets (000s)                  $   133.0   $    44.7  $    3.1   $   --
Ratio of expenses to net assets*        0.90%       0.90%     0.90%      --%
Investment income ratio**                 --%         --%       --%      --%
Total return***                        (2.04)%      6.09%     3.09%      --%

Dreyfus Appreciation
Units                                189,162    1 49,939    84,198      185
Unit value                         $    8.48   $    8.47  $   8.34   $ 7.20
Net assets (000s)                  $ 1,603.7   $ 1,269.1  $  701.8   $  1.3
Ratio of expenses to net assets*        0.90%       0.90%     0.90%    0.90%
Investment income ratio**               1.50%       1.69%     2.17%      --%
Total return***                         0.16%       1.56%    15.83%   (2.44)%

Dreyfus Premier Strategic Value
Units                                 27,089      12,600     3,656       --
Unit value                         $   11.21   $   10.76  $   9.52   $   --
Net assets (000s)                  $   303.5   $   135.6  $   34.8   $   --
Ratio of expenses to net assets*        0.90%       0.90%     0.90%      --%
Investment income ratio**               2.12%         --%       --%      --%
Total return***                         4.12%      13.03%    32.59%      --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Dreyfus Midcap Value
Units                                          22,053         10,376          3,357            190
Unit value                                 $    10.77     $    10.36     $     9.17     $     6.05
Net assets (000s)                          $    237.4     $    107.5     $     30.7     $      1.1
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  3.94%         12.98%         51.57%          2.20%

Dreyfus General Money Market
Units                                          60,374         52,667         14,420            119
Unit value                                 $     8.85     $     8.99     $     9.31     $     9.66
Net assets (000s)                          $    534.5     $    473.9     $    134.3     $      1.2
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                        2.52%          0.40%          0.48%          0.17%
Total return***                                 (1.64)%        (3.44%)        (3.62)%        (1.02)%

Fidelity Advisor Value Strategies
Units                                          45,222         26,417         11,170             --
Unit value                                 $    11.54     $    11.74     $    10.68     $       --
Net assets (000s)                          $    522.0     $    310.2     $    119.3     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%          0.58%            --%            --%
Total return***                                 (1.70)%         9.93%         48.95%            --%

Fidelity Advisor Dividend Growth
Units                                          35,208         25,374          9,987             --
Unit value                                 $     8.44     $     8.52     $     8.42     $       --
Net assets (000s)                          $    297.3     $    216.1     $     84.1     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%          1.18%          0.70%            --%
Total return***                                 (0.87)%         1.19%         13.78%            --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Fidelity Advisor Mid Cap
Units                                          20,691         16,206          7,252             --
Unit value                                 $    11.45     $    11.00     $     9.87     $       --
Net assets (000s)                          $    237.0     $    178.4     $     71.6     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%          3.93%            --%            --%
Total return***                                  4.07%         11.45%         35.02%            --%

Fidelity Advisor International Capital
  Appreciation
Units                                          64,197         71,828         62,572            151
Unit value                                 $    11.99     $    11.00     $    10.38     $     7.66
Net assets (000s)                          $    769.4     $    790.4     $    650.1     $      1.2
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                        0.80%            --%            --%            --%
Total return***                                  9.01%          5.97%         35.51%         (4.61)%

Fidelity Advisor Real Estate
Units                                          17,231          8,756            557             --
Unit value                                 $    16.86     $    15.12     $    11.81     $       --
Net assets (000s)                          $    290.5     $    132.4     $      6.6     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        1.99%          7.79%          2.28%            --%
Total return***                                 11.54%         28.03%          5.54%            --%

Northern Institutional Balanced
Units                                           5,547          3,846            105             --
Unit value                                 $    10.94     $    10.88     $    10.72     $       --
Net assets (000s)                          $     60.7     $     41.9     $      1.1     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        1.88%          3.45%          0.29%            --%
Total return***                                  0.51%          1.49%          1.42%            --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Northern Large Cap Value
Units                                          11,163          5,926             37             --
Unit value                                 $    12.34     $    12.42     $    11.65     $       --
Net assets (000s)                          $    137.8     $     73.6     $      0.4     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        2.14%          2.09%          1.22%            --%
Total return***                                 (0.63)%         6.61%         11.16%            --%

Northern Select Equity
Units                                           4,553            294            169             --
Unit value                                 $    10.97     $    10.98     $    10.95     $       --
Net assets (000s)                          $     49.9     $      3.2     $      1.9     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**(1)                     0.24%          0.42%            --%            --%
Total return***                                 (0.10)%         0.27%          3.60%            --%

PIMCO Real Return
Units                                         127,351         26,708            965             --
Unit value                                 $    10.08     $    10.29     $     9.87     $       --
Net assets (000s)                          $  1,285.6     $    276.0     $      9.5     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        5.62%          8.36%          0.27%            --%
Total return***                                  (2.0)%         4.26%          0.30%            --%

PIMCO Total Return
Units                                          42,523         19,758            602             --
Unit value                                 $     9.62     $     9.80     $     9.76     $       --
Net assets (000s)                          $    409.5     $    193.8     $      5.9     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        3.23%          5.59%          0.30%            --%
Total return***                                 (1.78)%         0.41%          0.93%            --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
RS Partners
Units                                          68,570         40,435          1,087             --
Unit value                                 $    17.39     $    16.15     $    12.74     $       --
Net assets (000s)                          $  1,192.2     $    653.1     $     13.8     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%          8.90%            --%            --%
Total return***                                  7.66%         26.77%         11.56%            --%

Rydex Sector Rotation
Units                                          38,738          4,039            115             --
Unit value                                 $    13.34     $    12.15     $    11.45     $       --
Net assets (000s)                          $    516.8     $     49.1     $      1.3     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  9.79%          6.11%          0.70%            --%

Security Capital Preservation
Units                                         117,059        113,336         66,733          2,012
Unit value                                 $    10.14     $    10.34     $    10.13     $    10.18
Net assets (000s)                          $  1,191.1     $  1,174.0     $    676.1     $     20.5
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                        3.50%          7.36%          3.18%          0.95%
Total return***                                 (1.87)%         2.07%         (0.49%)         0.00%

Security Diversified Income
Units                                          47,422         39,926         41,660             81
Unit value                                 $    10.27     $    10.52     $    10.58     $    10.71
Net assets (000s)                          $    487.2     $    419.8     $    440.6     $      0.9
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                        4.36%          4.84%          4.72%          1.85%
Total return***                                 (2.35)%        (0.57%)        (1.21)%         0.85%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Security Income Opportunity****
Units                                          15,287          1,637             --             --
Unit value                                 $    10.10     $    10.05     $       --     $       --
Net assets (000s)                          $    155.1     $     16.5     $       --     $       --
Ratio of expenses to net assets*                 0.90%          0.90%            --%            --%
Investment income ratio**                        5.63%          1.34%            --%            --%
Total return***                                  0.57%          0.50%            --%            --%

Security High Yield
Units                                          17,880          6,915            615             --
Unit value                                 $    11.09     $    11.16     $    10.46     $       --
Net assets (000s)                          $    198.3     $     77.2     $      6.4     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        6.27%          4.38%          8.93%            --%
Total return***                                 (0.62)%         6.69%          6.95%            --%

Security Alpha Opportunity
Units                                          18,211          9,287             42             --
Unit value                                 $    12.89     $    12.50     $    11.57     $       --
Net assets (000s)                          $    234.7     $    116.1     $       .5     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%         12.94%            --%            --%
Total return***                                  3.05%          8.04%          0.70%            --%

Security Global
Units                                         127,016         82,366         67,706            176
Unit value                                 $    11.01     $    10.13     $     8.93     $     6.56
Net assets (000s)                          $  1,398.9     $    834.3     $    604.4     $      1.1
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  8.75%         13.44%         36.13%         (5.07)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Security Equity
Units                                           5,454          4,501          1,491             --
Unit value                                 $     7.93     $     7.94     $     7.69     $       --
Net assets (000s)                          $     43.2     $     35.7     $     11.5     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        0.63%         10.00%          0.29%            --%
Total return***                                 (0.18)%         3.25%         12.76%            --%

Security Large Cap Growth
Units                                          16,600         12,423          2,723             --
Unit value                                 $     7.16     $     7.28     $     7.37     $       --
Net assets (000s)                          $    118.9     $     90.4     $     20.1     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                 (1.67)%        (1.22%)        14.80%            --%

Security Mid Cap Value
Units                                         146,052        109,248         67,622          1,419
Unit value                                 $    16.02     $    14.39     $    11.80     $     8.08
Net assets (000s)                          $  2,340.0     $  1,572.5     $    798.1     $     11.5
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                          --%          8.60%            --%            --%
Total return***                                 11.32%         21.95%         46.04%         (0.74)%

Security Small Cap Growth
Units                                          12,285          4,363          3,120            250
Unit value                                 $    10.36     $    10.09     $     9.03     $     6.06
Net assets (000s)                          $    127.2     $     44.0     $     28.2     $      1.5
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  2.64%         11.74%         49.01%          1.17%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Security Social Awareness
Units                                           4,388          2,017            762            118
Unit value                                 $     7.99     $     7.97     $     7.96     $     6.76
Net assets (000s)                          $     35.1     $     16.1     $      6.1     $      0.8
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  0.28%          0.13%         17.75%         (0.29)%

Security Large Cap Value
Units                                          16,387          5,811          2,351             58
Unit value                                 $     9.31     $     8.83     $     8.34     $     6.82
Net assets (000s)                          $    152.6     $     51.4     $     19.6     $      0.4
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                        0.81%            --%          0.40%            --%
Total return***                                  5.43%          5.88%         22.29%         (2.71)%

Security Mid Cap Growth
Units                                          45,518         25,683          8,214             --
Unit value                                 $    10.19     $     9.90     $     9.39     $       --
Net assets (000s)                          $    464.0     $    254.3     $     77.1     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%          8.54%            --%            --%
Total return***                                  2.95%          5.43%         44.91%            --%

Van Kampen Equity and Income
Units                                          96,696         52,306         16,063            640
Unit value                                 $    11.12     $    10.72     $     9.98     $     8.49
Net assets (000s)                          $  1,075.2     $    560.9     $    160.2     $      5.4
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                        2.12%          2.45%          2.43%          1.15%
Total return***                                  3.69%          7.41%         17.55%         (0.24)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Van Kampen Comstock
Units                                         242,756        156,796         87,488            166
Unit value                                 $     9.90     $     9.88     $     8.74     $     6.94
Net assets (000s)                          $  2,405.2     $  1,549.2     $    764.5     $      1.2
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                        1.80%          1.34%          1.87%            --%
Total return***                                  0.21%         13.04%         25.94%          1.61%

Van Kampen Aggressive Growth
Units                                          11,031          5,104          2,550             --
Unit value                                 $     7.71     $     7.23     $     6.53     $       --
Net assets (000s)                          $     85.0     $     36.9     $     16.6     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  6.68%         10.72%         30.08%            --%

Wells Fargo Advantage Growth and Income
Units                                           5,562          7,157          5,029             --
Unit value                                 $     7.71     $     8.15     $     7.79     $       --
Net assets (000s)                          $     42.9     $     58.3     $     39.2     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                        0.58%          0.49%          0.39%            --%
Total return***                                 (5.45)%         4.62%         16.10%            --%

Wells Fargo Advantage Growth
Units                                           7,657          3,543          2,683             --
Unit value                                 $     7.14     $     6.66     $     6.10     $       --
Net assets (000s)                          $     54.7     $     23.6     $     16.4     $       --
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%            --%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  7.26%          9.18%         18.45%            --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. Unit Values (continued)

               Subaccount                     2005           2004           2003           2002
--------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value
Units                                          67,149         52,532         54,273            137
Unit value                                 $    15.85     $    14.35     $    12.45     $     8.72
Net assets (000s)                          $  1,064.1     $    753.8     $    675.4     $      1.2
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                          --%         11.10%            --%            --%
Total return***                                 10.44%         15.26%         42.78%         (0.11)%

Wells Fargo Advantage Opportunity
Units                                           5,236          4,506          3,347            237
Unit value                                 $     9.76     $     9.47     $     8.39     $     6.35
Net assets (000s)                          $     51.1     $     42.6     $     28.0     $      1.5
Ratio of expenses to net assets*                 0.90%          0.90%          0.90%          0.90%
Investment income ratio**                          --%            --%            --%            --%
Total return***                                  3.08%         12.87%         32.13%          0.00%

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

****  For the period from April 1, 2004 (inception date) to December 31, 2004.

(1) Investment income is less than $100 so amount is not reported in the statement of operations, but is used in the calculation of the investment income ratio.

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     a.   Financial Statements

          The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005 are incorporated herein by reference to the financial statements filed with the SBL Variable Annuity Account XIV's Post Effective Amendment No. 9 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940 to Registration Statement No. 333-52114 (filed April 28, 2006).

          The financial statements of SBL Variable Annuity Account XIV - SecureDesigns Variable Annuity, AdvanceDesigns Variable Annuity, Security Benefit Advisor Variable Annuity, and Valuebuilder Variable Annuity at December 31, 2005, and for each of the specified periods ended December 31, 2005, or for portions of such periods as disclosed in the financial statements, are included in Part B of this Registration Statement.

     b.   Exhibits

          (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)

          (2)  Not Applicable

          (3)  (a)  Service Facilities Agreement

               (b)  Marketing Organization Agreement(e)

               (c)  SBL Variable Products Broker/Dealer Sales Agreement(f)

               (d) SBL Variable Product Sales Agreement (3-Way Agreement) (Form 9482C 7-00)(h)

               (e)  Marketing Organization Agreement Commission
                    Schedule-SecureDesigns(i)

               (f)  Marketing Organization Agreement Commission Schedule -
                    NEA(i)

               (g) Marketing Organization Agreement Commission Schedule - AdvanceDesigns(n)

               (h)  Marketing Organization Agreement Commission Schedule -
                    AEA(n)

               (i) Marketing Organization Agreement Commission Schedule - Security Benefit Advisor(n)

               (j)  NEA Valuebuilder Marketing Organization Agreement(i)

               (k)  AEA Valuebuilder Marketing Organization Agreement(n)

               (l) NEA Valuebuilder Marketing Organization Agreement Annualization Amendment(i)

               (m) Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreements(p)

               (n)  Distribution Agreement(r)

          (4)  (a) Individual Contract (Form V6029 11-00)(g)

               (b)  Individual Contract-Unisex (Form V6029 11-00U)(g)

               (c)  Tax-Sheltered Annuity Endorsement (Form V6101 R9-05)

               (d)  Withdrawal Charge Waiver Endorsement (Form V6051 3-96)(b)

               (e) Waiver of Withdrawal Charge for Terminal Illness Endorsement (Form V6051 TI 2-97)(b)

               (f) Individual Retirement Annuity Endorsement (Form V6849A R9-03)(k)

               (g)  Roth IRA Endorsement (Form V6851A R9-03)(k)

               (h)  Section 457 Endorsement (Form V6054 1-98)(c)

               (i)  403a Endorsement (Form V6057 10-98)(d)

               (j)  Annual Stepped Up Death Benefit Rider (Form V6063 8-00)(a)

               (k)  Guaranteed Growth Death Benefit Rider (Form V6063-1 8-00)(a)

               (l) Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6063-2 8-00)(a)

               (m)  Disability Rider (Form V6064 8-00)(a)

               (n)  Guaranteed Income Benefit Rider (Form V6065 8-00)(a)

               (o)  Credit Enhancement Rider (Form V6067 8-00)(a)

               (p)  Alternative Withdrawal Charge Rider (Form V6069 10-00)(g)

               (q)  Loan Endorsement Rider (Form V6066 10-00)(i)

               (r) Waiver of Withdrawal Charge Rider - 10 yrs or Disability (Form V6072 4-01)(i)

               (s) Waiver of Withdrawal Charge Rider - 15 yrs or Disability (Form V6073 4-01)(i)

               (t) Waiver of Withdrawal Charge Rider - 5 yrs and Age 59 1/2 (Form V6074 4-01)(i)

               (u) Waiver of Withdrawal Charge Rider - Hardship (Form V6075 4-01)(i)

               (v) Enhanced and Guaranteed Growth Death Benefit Rider(Form V6076 4-01)(h)

               (w) Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6077 4-01)(h)

               (x)  Enhanced Death Benefit Rider (Form V6078 4-01)(h)

               (y) Enhanced and Annual Stepped Up Death Benefit Rider (Form V6079 4-01)(h)

               (z)  DCA Plus Rider (Form V6080 4-01)(i)

               (aa) Credit Enhancement Rider (Form V6084 11-01)(i)

               (ab) Guaranteed Minimum Withdrawal Benefit (Form V6086 10-03)(l)

               (ac) Total Protection (Forms V6087 10-3)(m)

               (ad) Dollar for Dollar Living Benefit Rider (Form V6094 5-05)(o)

               (ae) Dollar for Dollar Combination Benefit Rider (Form V6095
                    5-05)(o)

               (af) Bonus Match Rider (Form V6093 10-05)

          (5)  (a) Application (Form V9001 R9-05)

               (b)  Application - Unisex (Form V9001 R9-05U)

               (c)  Application (Form V9496 10-03)(q)

               (d)  Application (Form V9493 11-00)(g)

           (6) (a) Composite of Articles of Incorporation of SBL(o)

               (b)  Bylaws of SBL

           (7)  Not Applicable

           (8) (a) Participation Agreement - AIM - Variable Insurance Funds(r)

               (b)  Participation Agreement - AIM - Mutual Funds(i)

               (c) Participation Agreement - American Century - Variable Insurance Funds(r)

               (d)  Participation Agreement - American Century - Mutual Funds(s)

               (e)  Participation Agreement - Ariel(j)

               (f)  Participation Agreement - Calamos(i)

               (g)  Participation Agreement - Dreyfus(r)

               (h)  Participation Agreement - Dreyfus(s)

               (i)  Participation Agreement - Fidelity(t)

               (j)  Participation Agreement - Legg Mason(r)

               (k)  Participation Agreement - MFS(u)

               (l)  Participation Agreement - Morgan Stanley(u)

               (m)  Participation Agreement - Neuberger Berman - AMT Funds(r)

               (n)  Participation Agreement - Neuberger Berman - LBCB(s)

               (o)  Participation Agreement - Northern Trust

               (p)  Participation Agreement - Oppenheimer(r)

               (q)  Participation Agreement - PIMCO - Variable Insurance
                    Funds(v)

               (r)  Participation Agreement - PIMCO - Mutual Funds(s)

               (s)  Participation Agreement - RS Partners

               (t)  Participation Agreement - Royce(r)

               (u)  Participation Agreement - Rydex - Variable Funds(t)

               (v)  Participation Agreement - Rydex - Mutual Funds

               (w)  Participation Agreement - Van Kampen - Insurance Funds(r)

               (x)  Participation Agreement - Van Kampen - Mutual Funds(s)

               (y)  Participation Agreement - Wells Fargo (Strong)(i)

          (9)  Opinion of Counsel(h)

          (10) Consent of Independent Registered Public Accounting Firm

          (11) Not Applicable

          (12) Not Applicable

          (13) Not Applicable


(a) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 11, 2000).

(b) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed March 16, 1997).

(c) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1998).

(d) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1999).

(e) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 2-89328 (filed May 1, 2000).

(f) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 2-89328 (filed April 29, 1999).

(g) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).

(h) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).

(i) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed March 1, 2002).

(j) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed May 1, 2002.)

(k) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

(l) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 18, 2004).

(m) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-111589 (filed December 29, 2003).

(n) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2003.)

(o) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 25, 2005).

(p) Incorporated herein be reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).

(q) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2005).

(r) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 2-89328 (filed April 28, 2006).

(s) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed April 28, 2006).

(t) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(u) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(v) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2004).


Item 25.      Directors and Officers of the Depositor

              Name and Principal
               Business Address                        Positions and Offices with Depositor
              ------------------                       ------------------------------------
              Kris A. Robbins*                         President, Chief Executive Officer and Director

              Thomas A. Swank*                         Senior Vice President, Chief Financial Officer, Treasurer and
                                                       Director

              J. Michael Keefer*                       Senior Vice President, General Counsel, Secretary
                                                       and Director Malcolm E. Robinson* Senior Vice President, Assistant
                                                       to the President and Chief Executive Officer and Director

              David J. Keith*                          Senior Vice President, IT and Customer Management

              Venette R. Davis*                        Senior Vice President

              Michael G. Odlum*                        Senior Vice President and Chief Investment Officer

              Kalman Bakk, Jr.*                        Senior Vice President and Chief Marketing Officer

              Amy J. Lee*                              Associate General Counsel, Vice President and Assistant Secretary

              Thomas R. Kaehr                          Vice President, Controller and Assistant Treasurer

              Carmen R. Hill                           Assistant Vice President and Chief Compliance Officer

              *Located at One Security Benefit Place, Topeka, Kansas 66636.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

              The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is owned by Security Benefit Corporation. through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2005 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

              The following chart indicates the persons controlled by or under common control with SBL Variable Annuity Account XIV or SBL:

                                                                                               Percent of Voting
                                                                                               Securities Owned
                                                                        Jurisdiction of            by SBMHC
                                       Name                              Incorporation     (directly or indirectly)

              Security Benefit Mutual Holding Company                       Kansas                    ---
              (Holding Company)

              Security Benefit Corporation (Holding Company)                Kansas                   100%

              Security Benefit Life Insurance Company (Stock Life           Kansas                   100%
              Insurance Company)

              Security Management Company, LLC (Investment Adviser)         Kansas                   100%

              Security Distributors, Inc. (Broker/Dealer, Principal         Kansas                   100%
              Underwriter of Mutual Funds)

              se(2), inc. (Third Party Administrator)                       Kansas                   100%

              Security Benefit Academy, Inc. (Daycare Company)              Kansas                   100%

              Security Financial Resources, Inc.                            Kansas                   100%
              (Financial Services)

              Security Financial Resources Collective Investments,         Delaware                  100%
              LLC (Private Fund)

              First Security Benefit Life Insurance and Annuity            New York                  100%
              Company of New York (Stock Life Insurance Company)

              Brecek & Young Advisors, Inc.                               California                 100%

              Brecek & Young Financial Services Group of Montana,           Montana                  100%
              Inc.

              Brecek & Young Financial Services Group of Nevada, Inc.       Nevada                   100%

              Brecek & Young Financial Group Insurance Agency of             Texas                   100%
              Texas, Inc.


              SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, and IV, SBL Variable Universal Life Insurance Account, Security

              Varilife Separate Account (Varilife and SEB), Variflex Separate Account (Variflex and Variflex ES), SBL Variable Annuity Account VIII (Variflex LS, Variflex Signature and Variflex Extra Credit), SBL Variable Annuity Account XI, SBL Variable Annuity Account XIV (AdvanceDesigns, AdvisorDesigns, AEA Valuebuilder, NEA Valuebuilder, NEA Retirement Income Director, SecureDesigns, Security Benefit Advisor), SBL Variable Annuity Account XVII (ClassicStrategies and ThirdFed), T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.

              Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. As of December 31, 2005, the approximate percentage of ownership by the separate accounts for each company was as follows:

                  Security Income Opportunity Fund.............59.89%
                  SBL Fund.......................................100%

Item 27.      Number of Contractowners

              As of February 1, 2006, there were 15,650 owners of the Qualified Contracts and 5,962 owners of the Non-Qualified Contracts issued under SBL Variable Annuity Account XIV.

Item 28.      Indemnification

              The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

              The Articles of Incorporation include the following provision:

                    (a) No director of the Corporation shall be liable to the
               Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                    (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

              Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.      Principal Underwriter

          (a) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as distributor of the Contract issued under SBL Variable Annuity Account XIV. SDI also acts as distributor for SBL Variable Annuity Accounts I, III, and IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account (Varilife and SEB), Variflex Separate Account (Variflex and Variflex ES), SBL Variable Annuity Account VIII (Variflex LS, Variflex Signature and Variflex Extra Credit), SBL Variable Annuity Account XI, SBL Variable Annuity Account XIV (AdvisorDesigns, NEA Retirement Income Director), SBL Variable Annuity Account XVII (ClassicStrategies and ThirdFed), Separate Account IX, Separate Account XVI, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account, and the following separate accounts of First Security Benefit Life Insurance and Annuity Company of New York: Variable Annuity Account A and Variable Annuity Account B. SDI also acts as principal underwriter for the following management investment companies for which Security Management Company, LLC, an affiliate of SBL, acts as investment adviser: Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, SBL Fund, Security Mid Cap Growth Fund and Security Financial Resources Collective Investments, LLC.

          (b)      Name and Principal                    Position and Offices
                   Business Address*                       with Underwriter
                   ------------------                    ------------------
                   Gregory J. Garvin                     President and Director
                   Michael G. Odlum                      Director
                   Tamara L. Brownfield                  Treasurer
                   Amy J. Lee                            Secretary and Chief Compliance
                                   Officer
                   Brenda M. Harwood                     Vice President , Treasurer and
                                  Director
                   Frank D. Memmo                        Vice President and Director
                   Richard J. Wells                      Director

                    *One Security Benefit Place, Topeka, Kansas 66636-0001

          (c)        Not Applicable

Item 30.      Location of Accounts and Records

              All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.      Management Services

              All management contracts are discussed in Part A or Part B.

Item 32.      Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

          (b) Registrant undertakes that it will include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

          (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

          (e) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

          (f) SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

          (g) Deposit represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the

               Texas Optional Retirement Program and that is has complied with the provisions of paragraphs (a) - (d) of that Rule.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 28th day of April, 2006.

SIGNATURES AND TITLES
---------------------

              Security Benefit Life Insurance Company -
              SBL Variable Annuity Account XIV
              (The Registrant)

        By:                            /s/ KRIS A. ROBBINS
              -----------------------------------------------------------------
              Kris A. Robbins, President, Chief Executive Officer and Director

        By:                            /s/ THOMAS A. SWANK
              -----------------------------------------------------------------
              Thomas A. Swank, Senior Vice President, Chief Financial Officer, Treasurer and Director

              Security Benefit Life Insurance Company
              (The Depositor)

        By:                            /s/ KRIS A. ROBBINS
              -----------------------------------------------------------------
              Kris A. Robbins, President, Chief Executive Officer and Director

        By:                            /s/ THOMAS A. SWANK
              -----------------------------------------------------------------
              Thomas A. Swank, Senior Vice President, Chief Financial Officer, Treasurer and Director


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2006.

                              SIGNATURES AND TITLES
                              ---------------------

By:  /s/J. MICHAEL KEEFER                    By:  /s/MALCOLM E. ROBINSON
J. Michael Keefer,                           Malcolm E. Robinson,
Senior Vice President, General Counsel,      Senior Vice President and Director
Secretary and Director

                                  EXHIBIT INDEX


  (1)   None

  (2)   None

  (3)   (a)    Facilities Agreement
        (b)    None
        (c)    None
        (d)    None
        (e)    None
        (f)    None
        (g)    None
        (h)    None
        (i)    None
        (j)    None
        (k)    None
        (l)    None
        (m)    None
        (n)    None

(4)     (a)    None
        (b)    None
        (c)    Tax-Sheltered Annuity Endorsement
        (d)    None
        (e)    None
        (f)    None
        (g)    None
        (h)    None
        (i)    None
        (j)    None
        (k)    None
        (l)    None
        (m)    None
        (n)    None
        (o)    None
        (p)    None
        (q)    None
        (r)    None
        (s)    None
        (t)    None
        (u)    None
        (v)    None
        (w)    None
        (x)    None
        (y)    None
        (z)    None
        (aa)   None
        (ab)   None
        (ac)   None
        (ad)   None
        (ae)   None
        (af)   Bonus Match Rider

  (5)   (a)    Application
        (b)    Application
        (c)    None
        (d)    None

  (6)   (a) None (b) Bylaws of SBL

  (7)   None

  (8)   (a)    None
        (b)    None
        (c)    None
        (d)    None
        (e)    None
        (f)    None
        (g)    None
        (h)    None
        (i)    None
        (j)    None
        (k)    None
        (l)    None
        (m)    None
        (n)    None
        (o)    Participation Agreement - Northern Trust
        (p)    None
        (q)    None
        (r)    None
        (s)    Participation Agreement - RS Partners
        (t)    None
        (u)    None

        (v)    Participation Agreement - Rydex
        (w)    None
        (x)    None
        (y)    None

  (9) None

  (10) Consent of Independent Registered Public Accounting Firm

  (11) None

  (12) None

  (13) None